Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam
Asset Allocation
Funds 9| 30|05

Annual Report

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

Asset Allocation

Funds

9 | 30 | 05
Annual Report

Message from the Trustees	2
About the funds	4
Report from the fund managers	7
Performance	12
Expenses	18
Portfolio turnover	21
Risk	22
Your fund’s management	23
Terms and definitions	28
Trustee approval of management contract	30
Other information for shareholders	35
Financial statements	36
Federal tax information	220
Brokerage commissions	221
About the Trustees	222
Officers	228

Message from the Trustees

Dear Fellow Shareholder

During the period ended September 30, 2005, domestic stock and bond markets advanced modestly while major markets outside the United States showed far greater strength. The Federal Reserve Board’s program of interest-rate increases and higher energy prices put pressure on U.S. consumer spending, and the impact of an unusually active hurricane season on the U.S. economy introduced a new cause of concern for financial markets. We believe that amid the uncertainties of this economic and market environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We also want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 30 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Asset Allocation Funds: diversification made easy

Putnam Asset Allocation Funds provide balanced diversification through three portfolios -- Growth, Balanced, and Conservative -- designed for investors with different goals and attitudes toward risk. Each portfolio has a distinct objective and a target mix of stocks and bonds. The mix of holdings is rebalanced quarterly as the funds’ managers regularly take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. Spreading fund holdings across a variety of asset classes has been shown time and again to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market.

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam’s asset allocation specialists create investment strategies for each of the Putnam Asset Allocation Funds. These strategies integrate the global perspective of an experienced portfolio management team, flexible weightings of asset classes in accordance with their perceived attractiveness, and analysis to add value within each asset class.

The funds’ management team also draws on the resources of Putnam’s global research group, which covers more than 1,000 securities worldwide; recommendations of Putnam’s investment-style teams based on their in-depth

The portfolios invest in a wide range of securities across 10 distinct asset classes and are actively rebalanced to manage risk.

analysis of specific market segments; and input from the firm’s economists, market strategists, and currency specialists.

This comprehensive approach, incorporating the insights of many specialists, helps the funds adhere to consistent investment objectives as they seek to exploit ever-changing market conditions.

Putnam Asset Allocation Funds can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. The portfolios can invest some or all of their assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The portfolios can also have a significant portion of their holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets invested in bonds.

Diversification does not ensure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

ASSET COMPOSITION

STOCKS	BONDS
* U.S. large-cap growth	* International
* U.S. small-cap growth	* U.S. investment grade
* International	* U.S. high yield
* Emerging markets	* U.S. capital preservation
* U.S. large-cap value
* U.S. small-cap value

The targeted portfolio represents the target allocation of assets among the various investment categories, assuming that all security markets are displaying historical tendencies and that no extraordinary opportunities exist within any category.

Allocations, sectors, and holdings in each portfolio will vary over time. While diversification and rebal-ancing can help protect returns from excessive volatility, they cannot ensure protection against market loss.

Putnam Asset Allocation Funds balance diversified global investments in stocks, bonds, and money market instruments in varying proportions. The Growth, Balanced, and Conservative Portfolios seek capital appreciation, total return, and total return consistent with preservation of capital, respectively.

Highlights
* For the 12 months ended September 30, 2005, Putnam Asset Allocation Funds: Growth
Portfolio’s class A shares returned 18.02% without sales charges. The portfolio’s benchmark, the Russell 3000 Index, returned 14.57% for the period. The Putnam Growth Blended
Benchmark returned 15.49%.
* Putnam Asset Allocation Funds: Balanced Portfolio’s class A shares returned 12.40% without sales charges. The portfolio’s benchmark, the Russell 3000 Index, returned 14.57% for the period. The Putnam Balanced Blended Benchmark returned 11.08%.
* Putnam Asset Allocation Funds: Conservative Portfolio’s class A shares returned 7.92% without sales charges. The portfolio’s benchmark, the Lehman Aggregate Bond Index, returned 2.80%
for the period. The Putnam Conservative Blended Benchmark returned 7.00%.
* The average return for the funds’ Lipper category, Global Flexible Portfolio Funds, was 15.94%.
* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 9/30/05

	Growth Portfolio		Balanced Portfolio		Conservative Portfolio
(inception dates)	(2/8/94)		(2/7/94)		(2/7/94)
	NAV	POP	NAV	POP	NAV	POP

Annual average
(life of fund)	8.85%	8.34%	7.95%	7.45%	6.73%	6.23%

10 years	124.59	112.75	108.39	97.37	89.84	79.85
Annual average	8.43	7.84	7.62	7.04	6.62	6.05

5 years	13.79	7.83	9.30	3.55	21.45	15.07
Annual average	2.62	1.52	1.79	0.70	3.96	2.85

1 year	18.02	11.81	12.40	6.50	7.92	2.25

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, the funds limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

For the fiscal year ended September 30, 2005, all three Putnam Asset Allocation Funds posted solid returns and surpassed their blended benchmarks, each of which is a targeted mix of stock and bond indexes that approximates the funds’ asset class diversification. These results continue to show the benefit of a strategy of broad diversification even in an ongoing low-return environment. The Conservative and Growth Portfolios, moreover, outperformed their benchmark indexes, and the Growth Portfolio also outpaced the average return of the funds’ Lipper peer group. The Balanced Portfolio lagged its all-stock benchmark index, the Russell 3000 Index, which is unsurprising given that the fund balances stock and bond investments and the fact that the period generally favored stocks over bonds.

Market overview

Global markets advanced during the 12-month period, beginning on high notes of optimism, moving through inflation concerns, and ending with across-the-board gains.

U.S. equity markets were bolstered by strong corporate earnings and stable economic indicators. Investors generally believed that the economy was on track, although as the period wore on, that confidence was tested by rising oil prices and the Fed’s ongoing interest-rate increases. By the funds’ fiscal year-end, equity markets still posted gains in the wake of a disastrous hurricane season that drove energy prices to record highs.

European markets generally reported strong gains as corporate earnings benefited from cost cutting and mergers and acquisitions. And, while Japan spent the first half of the period mired in ongoing economic stagnation, indications of a potential turnaround in that country’s economy caused Japanese equities to lead the capital markets.

Global fixed-income markets generally continued to post gains. In the United States, subdued long-term inflation expectations and elevated -- but contained -- inflationary pressures contributed to lower long-term yields (negating the yield advantage that longer-term bonds typically offer over shorter-term securities). As global investors sought higher yields, bonds from emerging markets had an exceptional year. The rally even extended to Europe, reflecting investors’ enthusiasm that the European Central Bank (ECB) might reduce interest rates to stimulate economic growth.

Strategy overview: Growth Portfolio

The Growth Portfolio significantly outperformed its benchmark during the period, largely due to favorable asset allocation and adept stock selection within both its equity and fixed-income components. At the start of the period, the portfolio was positioned to take advantage of a soaring equity market. As we moved into 2005, however, we began to strategically transition the portfolio to account for increased volatility. We trimmed the portfolio’s long-standing overweight to high-yield bonds and moved toward the higher-quality holdings that we believed would be market favorites in more uncertain conditions.

As markets cooled we sought to boost returns by limiting the portfolio’s exposure to any one sector and diversifying more broadly. For the majority of the year, the portfolio’s weighting in international stocks was greater than that of the benchmark. With the year’s surge in oil prices, the portfolio was positioned to benefit from the continued outperformance by the energy sector, especially from its holdings in emerging markets.

In the fixed-income component of the portfolio, we maintained a defensive, shorter-duration position. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall. The portfolio’s duration position during the period benefited the fund. Performance was also boosted by our decision to overweight international bonds while underweighting U.S. bonds.

Strategy overview: Balanced Portfolio

Our goal in building and maintaining a balanced portfolio is to maintain a moderate level of risk in relation to return potential. When the fiscal year began, the Balanced Portfolio was positioned to take advantage of a soaring U.S. market. At the beginning of 2005, however, our models indicated a low-return environment and we repositioned the portfolio to pursue gains across a broader spectrum of opportunities.

Throughout the period, we pursued areas of the market that appeared to offer better-than-average opportunities. For the majority of the fiscal year, the portfolio’s weighting in international stocks was greater than that of the benchmark. Certain positions were changed during the period as their relative attractiveness evolved; for instance, as we turned more bullish on Japan, we added equities from that country. The period’s surge in oil prices enabled shareholders to benefit from the wave of outperformance by energy stocks, which represented large positions in the portfolio. Energy-related holdings in emerging markets also helped returns.

In the fixed-income component of the portfolio, we maintained a defensive, shorter-duration position. The portfolio also benefited from our decision to overweight international bonds while underweighting their U.S. counterparts.

Strategy overview: Conservative Portfolio

Early in the fiscal year, we positioned the Conservative Portfolio for a low-return environment. This strategy allowed us to pursue gains across a broader spectrum of opportunities. The portfolio’s emphasis on international bonds was particularly beneficial for results as non-U.S. bonds outperformed their U.S. counterparts. We took advantage of market strength to reduce the portfolio’s position in international bonds, particularly Japanese bonds. In the early months of 2005, we started to transition the portfolio to account for increased volatility. These tactical moves, which also boosted performance for the period, included trimming the portfolio’s long-standing overweight to high-yield bonds and moving toward higher-quality holdings. Overall, we maintained a defensive, shorter-duration position in the portfolio’s fixed-income component. For the majority of the year, the portfolio’s weighting in international stocks was greater than that of the benchmark.

Amid signs that small-cap stocks would underperform, we emphasized large-cap stocks, which ended the period with higher returns. Our long-standing overweight to energy stocks -- including a number of energy-related holdings in emerging markets --was particularly beneficial, given the surge in oil prices.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The U.S. economy continues to be resilient, and at the time this report was being written, we did not feel that investors were overly concerned about the economy. If the economy gains steam, however, the Fed will likely continue to raise rates, which could subsequently affect consumers in the form of more expensive mortgages and goods. Consumer skittishness could result in increased market volatility. In addition, the full impact of this year’s hurricanes on U.S. markets may not yet have been felt. Therefore, we are positioning the three portfolios in areas that we believe will perform well in volatile times. We see ongoing strength in non-U.S. markets, which have soared in recent months, especially in Japan. We believe that these markets still have room to grow and the portfolios are overweight in international equities.

We believe that effective security selection and geographical considerations will make a substantial difference in the coming months and we continue to actively pursue areas of the market that appear to offer better-than-average opportunities. We maintain that investing in a flexible, globally diversified portfolio is the best approach to pursuing attractive returns and managing risk over the long term. We also believe that the three Putnam Asset Allocation Funds are well positioned for the upcoming environment. Though they are guided by three distinct investment objectives, they are all managed with disciplined investment processes and careful attention to diversification.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Putnam Asset Allocation Funds can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. The portfolios can invest some or all of their assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The portfolios can also have a significant portion of their holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets invested in bonds.

Putnam Asset Allocation: Growth Portfolio, Balanced Portfolio, and Conservative Portfolio are series of Putnam Asset Allocation Funds, a registered investment company.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended September 30, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate clients that, among other eligibility requirements, maintain certain balances on behalf of retirement plan participants. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Growth Portfolio

Fund performance
Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/14/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.85%	8.34%	8.04%	8.04%	7.99%	7.99%	8.31%	7.98%	8.58%	9.13%

10 years	124.59	112.75	108.51	108.51	108.45	108.45	114.03	106.60	119.08	130.49
Annual average	8.43	7.84	7.62	7.62	7.62	7.62	7.91	7.53	8.16	8.71

5 years	13.79	7.83	9.54	7.89	9.53	9.53	11.02	7.11	12.47	15.23
Annual average	2.62	1.52	1.84	1.53	1.84	1.84	2.11	1.38	2.38	2.88

1 year	18.02	11.81	17.22	12.22	17.21	16.21	17.48	13.33	17.80	18.35

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Fund price and distribution information

For the 12-month period ended 9/30/05

	Class A		Class B	Class C	Class M		Class R	Class Y

Distributions
(number)	1		1	1	1		1	1

Income	$0.125		$0.056	$0.052	$0.076		$0.142	$0.152

Capital gains	--		--	--	--		--	--

Total	$0.125		$0.056	$0.052	$0.076		$0.142	$0.152

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
9/30/04	$10.26	$10.83	$10.06	$9.92	$10.09	$10.46	$10.21	$10.35

9/30/05	11.97	12.63	11.73	11.57	11.77	12.17*	11.87	12.08

* Reflects a reduction in sales charges that took effect on April 1, 2005.

Past performance does not indicate future results. At the end of the same time period for the Growth Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,851 and $20,845, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $21,403 ($20,660 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $21,908 and $23,049, respectively. See first page of performance section for performance calculation method.

Balanced Portfolio

Fund performance
Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/5/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.95%	7.45%	7.15%	7.15%	7.09%	7.09%	7.44%	7.11%	7.67%	8.22%

10 years	108.39	97.37	93.25	93.25	92.98	92.98	98.44	91.51	102.75	114.09
Annual average	7.62	7.04	6.81	6.81	6.80	6.80	7.09	6.71	7.32	7.91

5 years	9.30	3.55	5.19	3.49	5.30	5.30	6.56	2.83	7.76	10.77
Annual average	1.79	0.70	1.02	0.69	1.04	1.04	1.28	0.56	1.51	2.07

1 year	12.40	6.50	11.54	6.54	11.58	10.58	11.87	7.95	12.06	12.77

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.
A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Fund price and distribution information
For the 12-month period ended 9/30/05

	Class A	Class B	Class C	Class M	Class R	Class Y

Distributions
(number)	4	4	4	4	4	4

Income	$0.128	$0.048	$0.052	$0.075	$0.111	$0.155

Capital gains	--	--	--	--	--	--

Total	$0.128	$0.048	$0.052	$0.075	$0.111	$0.155

Share value:	NAV POP	NAV	NAV	NAV POP	NAV	NAV
9/30/04	$9.94 $10.49	$9.87	$9.79	$9.92 $10.28	$9.91	$9.95

9/30/05	11.04 11.65	10.96	10.87	11.02 11.39*	10.99	11.06

* Reflects a reduction in sales charges that took effect on April 1, 2005.

Past performance does not indicate future results. At the end of the same time period for the Balanced Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,325 and $19,298, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $19,844 ($19,151 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $20,275 and $21,409, respectively. See first page of performance section for performance calculation method.

Conservative Portfolio

Fund performance
Total returns for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/14/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.73%	6.23%	5.91%	5.91%	5.89%	5.89%	6.17%	5.84%	6.51%	6.97%

10 years	89.84	79.85	75.76	75.76	75.98	75.98	79.93	73.69	86.39	94.26
Annual average	6.62	6.05	5.80	5.80	5.81	5.81	6.05	5.68	6.42	6.87

5 years	21.45	15.07	16.47	14.69	16.73	16.73	17.91	13.77	20.66	22.60
Annual average	3.96	2.85	3.10	2.78	3.14	3.14	3.35	2.61	3.83	4.16

1 year	7.92	2.25	6.94	1.94	7.08	6.08	7.32	3.55	7.98	8.11

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.
A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Fund price and distribution information
For the 12-month period ended 9/30/05

	Class A		Class B	Class C	Class M		Class R	Class Y

Distributions
(number)	12		12	12	12		12	12

Income	$0.204		$0.136	$0.137	$0.158		$0.182	$0.229

Capital gains	--		--	--	--		--	--

Total	$0.204		$0.136	$0.137	$0.158		$0.182	$0.229

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
9/30/04	$8.84	$9.33	$8.78	$8.76	$8.77	$9.09	$8.86	$8.83

9/30/05	9.33	9.85	9.25	9.24	9.25	9.56*	9.38	9.31

* Reflects a reduction in sales charges that took effect on April 1, 2005.

Past performance does not indicate future results. At the end of the same time period for the Conservative Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,576 and $17,598, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $17,993 ($17,369 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,639 and $19,426, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 9/30/05

			Lipper Global Flexible
	Russell 3000	Lehman Aggregate	Portfolio Funds
	Index	Bond Index	category average*

Annual average
(life of fund)	10.53%	6.46%	8.99%

10 years	148.69	88.52	133.27
Annual average	9.54	6.55	8.59

5 years	–3.55	37.80	28.03
Annual average	–0.72	6.62	4.73

1 year	14.57	2.80	15.94

Index and Lipper results should be compared to fund performance at net asset value. Benchmark returns reflect results from 2/7/94, while Lipper category average returns reflect results from 2/10/94.

*	Over the 1-, 5-, and 10-year periods ended 9/30/05, there were 95, 70, and 32 funds, respectively, in this Lipper category.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, the Growth and Conservative Portfolios limited these expenses; had they not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each of the three Putnam Asset Allocation Funds from April 1, 2005, to September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio
Expenses paid per $1,000*	$ 6.19	$ 10.07	$ 10.07	$ 8.78	$ 7.49	$ 4.89

Ending value (after expenses)	$1,074.50	$1,070.30	$1,070.30	$1,072.00	$1,074.20	$1,075.70

Balanced Portfolio
Expenses paid per $1,000*	$ 5.50	$ 9.34	$ 9.34	$ 8.06	$ 6.78	$ 4.22

Ending value (after expenses)	$1,051.60	$1,047.00	$1,047.60	$1,048.10	$1,049.80	$1,052.80

Conservative Portfolio
Expenses paid per $1,000*	$ 5.87	$ 9.68	$ 9.68	$ 8.41	$ 7.15	$ 4.60

Ending value (after expenses)	$1,036.60	$1,031.90	$1,033.20	$1,034.30	$1,036.40	$1,038.10

*	Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the expense ratio comparison table in the next section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2005, use the calculation method below. To find the value of your investment on April 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio
Expenses paid per $1,000*	$ 6.02	$ 9.80	$ 9.80	$ 8.54	$ 7.28	$ 4.76

Ending value (after expenses)	$1,019.10	$1,015.34	$1,015.34	$1,016.60	$1,017.85	$1,020.36

Balanced Portfolio
Expenses paid per $1,000*	$ 5.42	$ 9.20	$ 9.20	$ 7.94	$ 6.68	$ 4.15

Ending value (after expenses)	$1,019.70	$1,015.94	$1,015.94	$1,017.20	$1,018.45	$1,020.96

Conservative Portfolio
Expenses paid per $1,000*	$ 5.82	$ 9.60	$ 9.60	$ 8.34	$ 7.08	$ 4.56

Ending value (after expenses)	$1,019.30	$1,015.54	$1,015.54	$1,016.80	$1,018.05	$1,020.56

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the next table). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio
annualized expense ratio*	1.19%	1.94%	1.94%	1.69%	1.44%	0.94%

Balanced Portfolio
annualized expense ratio*	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

Conservative Portfolio
annualized expense ratio*	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Average annualized expense
ratio for Lipper peer group†	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

†Simple average of the expenses of all front-end load funds in the funds' Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the funds, which may limit the comparability of the funds' expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Growth Portfolio*	112%	120%	126%	82%	99%

Balanced Portfolio*	144%	159%	145%	108%	131%

Conservative Portfolio*	209%	259%	200%	144%	180%

Lipper Global Flexible
Portfolio Funds category average	68%	74%	84%	65%	94%

*	Portfolio turnover excludes dollar roll transactions.

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the compara- bility of each fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for each fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Putnam Asset Allocation Funds are managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader. Robert Kea and Robert Schoen are Portfolio Members of the funds. The Portfolio Leader and Portfolio Members coordinate the team’s management of the funds.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The tables below and on the next page show how much the fund’s current Portfolio Leader and Portfolio Members have invested in the funds (in dollar ranges). Information shown is as of September 30, 2005, and September 30, 2004.

Growth Portfolio

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2005					*

Portfolio Leader	2004					*

Robert Kea	2005					*

Portfolio Member	2004					*

Robert Schoen	2005				*

Portfolio Member	2004	*

Balanced Portfolio

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2005					*

Portfolio Leader	2004					*

Robert Kea	2005	*

Portfolio Member	2004	*

Robert Schoen	2005	*

Portfolio Member	2004	*

Conservative Portfolio

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year $0		$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2005					*

Portfolio Leader	2004	*

Robert Kea	2005	*

Portfolio Member	2004	*

Robert Schoen	2005	*

Portfolio Member	2004	*

Fund manager compensation
The total 2004 fund manager compensation that is attributable to the Growth, Balanced, and Conservative Portfolios is approximately $520,000, $650,000, and $310,000, respectively. These amounts include a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amounts also include a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the funds’ broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the funds’ fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Income Strategies Fund and the ten Putnam RetirementReady® Funds, and a Portfolio Member of The George Putnam Fund of Boston.

Robert Kea and Robert Schoen are also Portfolio Members of Putnam Income Strategies Fund and the ten Putnam RetirementReady® Funds.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended September 30, 2005, Portfolio Member Bruce MacDonald left the funds’ management team.

Fund ownership by Putnam’s Executive Board

The table below and the tables on the next two pages show how much the members of Putnam’s Executive Board have invested in the funds (in dollar ranges). Information shown is as of September 30, 2005, and September 30, 2004.

Growth Portfolio

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005					*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005	*

Chief Financial Officer	2004	*

Steven Krichmar	2005	*

Chief of Operations	2004	*

Francis McNamara, III	2005		*

General Counsel	2004	*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 9/30/04.

Balanced Portfolio

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005					*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005	*

Chief Financial Officer	2004	*

Steven Krichmar	2005	*

Chief of Operations	2004	*

Francis McNamara, III	2005		*

General Counsel	2004	*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005					*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 9/30/04.

Conservative Portfolio

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005			*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005					*

President and CEO	2004					*

Amrit Kanwal	2005	*

Chief Financial Officer	2004	*

Steven Krichmar	2005	*

Chief of Operations	2004	*

Francis McNamara, III	2005		*

General Counsel	2004	*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 9/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%) .

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of equity securities from emerging markets available to non-U.S. investors.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index, and 5% the JP Morgan Developed High Yield Index.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) EAFE Index.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of the funds’ management contract, effective July 1, 2005. This approval was based on the following conclusions:

  That the fee schedule currently in effect for the funds represents reasonable compensation in light of the nature and quality of the services being provided to the funds, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for each fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the funds’ current fee schedule at this time.
  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds):
Effective
	Management Fee	Total Expenses
	(percentile)	(percentile)

Putnam Asset Allocation Fund: Conservative Portfolio	4th	26th
Putnam Asset Allocation Fund: Balanced Portfolio	4th	9th
Putnam Asset Allocation Fund: Growth Portfolio	8th	17th

(Because each fund’s custom peer group is smaller than each fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The funds currently have the benefit of breakpoints in their management fee that provide share- holders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that each fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

	One-year	Three-year	Five-year
	period	period	period

Putnam Asset Allocation Fund:
Conservative Portfolio	95th	83rd	34th
Putnam Asset Allocation Fund:
Balanced Portfolio	80th	91st	65th
Putnam Asset Allocation Fund:
Growth Portfolio	65th	64th	83rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) The Trustees noted the disappointing performance for each fund for at least one period ended December 31, 2004. In this regard, the Trustees considered that, despite differences in the funds’ strategies, each fund’s performance is measured against the same peer group, Lipper Global Flexible Funds, which includes funds that invest primarily in stocks as well as funds that focus on bonds. Putnam Management believes that the funds’ peer performance rankings depend in part on the relative performance of particular asset classes over any given period.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of the funds’ management contract also included the review of their distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements. The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Asset Allocation Funds:

In our opinion, the accompanying statements of assets and liabilities, including the funds’ portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (Growth Portfolio, Balanced Portfolio and Conservative Portfolio) constituting the Putnam Asset Allocation Funds (the “trust”) at September 30, 2005, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts November 16, 2005

The funds’ portfolios 9/30/05

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value
Banking		5.8%		3.8%		1.9%

Akbank TAS (Turkey)	112,327	$748,011	--	$--	--	$--
Allied Irish Banks PLC
(Ireland)	60,817	1,297,674	65,528	1,398,194	16,237	346,455
Anchor BanCorp Wisconsin, Inc.	14,500	427,460	16,100	474,628	--	--
Anglo Irish Bank Corp. PLC
(Ireland)	71,824	980,995	--	--	--	--
Australia & New Zealand
Banking Group, Ltd.
(Australia)	80,694	1,478,443	86,670	1,587,933	21,598	395,710
Banco Itau Finaceira SA
(Preference) (Brazil)	4,537	1,087,777	--	--	--	--
Bank Hapoalim, Ltd. (Israel)	466,947	1,818,165	--	--	--	--
Bank of Fukuoka, Ltd.
(The) (Japan)	188,000	1,357,077	203,000	1,465,355	50,000	360,925
Bank of Ireland (Ireland)	22,663	357,895	25,450	401,908	6,050	95,542
Bank of Yokohama, Ltd.
(The) (Japan)	167,000	1,274,753	180,000	1,373,985	45,000	343,496
Barclays PLC (United Kingdom)	464,444	4,707,510	469,450	4,758,250	117,704	1,193,024
Bayerische Hypo-Und
Vereinsbank AG (Germany) †	12,900	363,892	14,500	409,026	3,400	95,910
BNP Paribas SA (France)	58,111	4,430,840	60,804	4,636,176	15,131	1,153,707
Chiba Bank, Ltd. (The) (Japan)	152,000	1,238,052	164,000	1,335,792	41,000	333,948
Chinatrust Financial
Holding Co. (Taiwan)	3,481,235	3,003,872	--	--	--	--
City Holding Co.	22,500	804,600	24,900	890,424	--	--
Colonial Bancgroup, Inc.	68,670	1,538,208	80,330	1,799,392	17,200	385,280
Comerica, Inc.	34,690	2,043,241	40,300	2,373,670	12,400	730,360
Corus Bankshares, Inc. (SG)	9,900	542,817	11,000	603,130	--	--
Credit Agricole SA (France)	7,350	216,194	--	--	--	--
DBS Group Holdings, Ltd.
(Singapore)	274,000	2,563,173	287,000	2,684,784	71,000	664,180
Depfa Bank PLC (Ireland)	32,441	523,260	19,350	312,108	4,602	74,228
DnB Holdings ASA (Norway)	27,916	288,928	--	--	--	--
First Financial
Bankshares, Inc.	11,400	397,062	12,500	435,375	--	--
FirstFed Financial Corp. †	31,520	1,696,091	36,200	1,947,922	5,800	312,098
FirstRand, Ltd. (South Africa)	373,188	995,724	--	--	--	--
Flagstar Bancorp, Inc.	50,400	811,440	59,100	951,510	17,800	286,580
Gunma Bank, Ltd. (The) (Japan)	29,000	186,304	33,000	212,001	8,000	51,394
Hana Bank (South Korea)	29,210	1,080,293	--	--	--	--
HBOS PLC (United Kingdom)	232,251	3,506,424	243,013	3,668,904	60,475	913,025
HSBC Holdings PLC
(United Kingdom)	38,502	624,534	--	--	--	--
ICAP PLC (United Kingdom)	94,406	611,201	49,524	320,627	11,777	76,246
Industrial Bank Of Korea
(South Korea)	31,920	404,749	--	--	--	--
Kasikornbank PCL (Thailand)	1,048,000	1,710,499	--	--	--	--
KBC Groupe SA (Belgium)	41,868	3,401,804	38,327	3,114,096	9,538	774,969
KeyCorp.	66,880	2,156,880	79,700	2,570,325	24,100	777,225
Kookmin Bank (South Korea)	47,395	2,799,993	--	--	--	--
Krung Thai Bank Public Co.,
Ltd. (Thailand)	4,587,178	1,184,509	--	--	--	--
Mitsui Trust Holdings, Inc.
(Japan)	14,000	194,211	--	--	--	--
Mizuho Financial Group, Inc.
(Japan)	484	3,083,727	380	2,421,108	97	618,020
Nara Bancorp, Inc.	34,540	516,373	41,400	618,930	12,300	183,885
Nordea AB (Sweden)	327,526	3,284,882	342,500	3,435,061	85,550	858,013

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Banking continued

OTP Bank Rt (Hungary)	13,579	$ 535,896	--	$--	--	$--
PFF Bancorp, Inc.	12,800	387,328	14,200	429,692	--	--
Public Bank Berhad (Malaysia)	492,546	882,230	--	--	--	--
R&G Financial Corp. Class B
(Puerto Rico)	41,900	576,125	47,130	648,038	7,114	97,818
Republic Bancorp, Inc.	43,300	612,262	47,700	674,478	--	--
Republic Bancorp, Inc. Class A	9,110	190,581	9,780	204,598	--	--
Resona Holdings, Inc.
(Japan) †	172	444,723	193	499,020	46	118,938
Southwest Bancorp, Inc.	10,600	232,882	11,700	257,049	--	--
Standard Bank
Investment Corp., Ltd.
(South Africa)	78,514	865,141	--	--	--	--
Sumitomo Mitsui Financial
Group, Inc. (Japan)	36	339,922	40	377,691	10	94,423
Taylor Capital Group, Inc.	12,760	482,583	14,180	536,288	--	--
U.S. Bancorp	74,587	2,094,403	88,854	2,495,020	26,400	741,312
Unibanco-Uniao de Bancos
Brasileiros SA GDR (Brazil)	35,548	1,869,825	--	--	--	--
UnionBanCal Corp.	64,700	4,510,884	76,885	5,360,422	23,200	1,617,504
Wells Fargo & Co.	64,280	3,764,880	76,426	4,476,271	23,300	1,364,681
West Coast Bancorp	13,200	330,000	14,800	370,000	--	--
Westcorp	56,420	3,323,138	64,800	3,816,720	14,200	836,380
Westpac Banking Corp.
(Australia)	241,425	3,888,811	225,351	3,629,895	56,080	903,322
Wilshire Bancorp, Inc.	45,110	690,183	54,100	827,730	16,100	246,330
Zions Bancorp	18,300	1,303,143	21,400	1,523,894	6,500	462,865
		------------------------		------------------------		------------------------
		89,064,477		72,327,420		17,507,793

Basic Materials		5.0%		3.3%		1.8%

AK Steel Holding Corp. †	61,100	523,627	67,800	581,046	--	--
Akzo-Nobel NV (Netherlands)	7,830	342,355	--	--	--	--
Albany International Corp.	11,740	432,854	13,300	490,371	4,300	158,541
Antofagasta PLC
(United Kingdom)	33,541	920,812	--	--	--	--
Arcelor (Luxembourg)	139,565	3,274,060	146,031	3,425,746	36,341	852,525
BASF AG (Germany)	30,920	2,333,356	24,400	1,841,329	6,000	452,786
BlueScope Steel, Ltd.
(Australia)	25,257	184,328	28,355	206,938	6,743	49,211
Brady Corp. Class A	28,200	872,508	33,400	1,033,396	9,900	306,306
Braskem SA Class A
(Preference) (Brazil)	134,380	1,390,993	--	--	--	--
Carpenter Technology Corp.	23,300	1,365,613	26,400	1,547,304	3,600	210,996
Cemex SA de CV ADR (Mexico)	16,452	860,440	--	--	--	--
China Oriental Group Company
Ltd. 144A (Hong Kong) †	52,000	12,401	--	--	--	--
Clariant AG (Switzerland) †	52,956	764,203	59,452	857,946	14,138	204,024
Commercial Metals Co.	38,600	1,302,364	44,600	1,504,804	13,500	455,490
Companhia Vale do Rio Doce
(CVRD) (Preference A) ADR
(Brazil)	41,800	1,626,438	--	--	--	--
Companhia Vale do Rio Doce
(CVRD) ADR (Brazil)	29,926	1,312,554	--	--	--	--
Dow Chemical Co. (The)	96,600	4,025,322	112,200	4,675,374	34,400	1,433,448
DSM NV (Netherlands)	23,760	936,329	25,600	1,008,840	6,344	250,003
Eastman Chemical Co.	42,100	1,977,437	50,200	2,357,894	15,100	709,247
Fletcher Building, Ltd.
(New Zealand)	129,600	711,523	145,400	798,267	34,600	189,959
Grief, Inc. Class A	21,600	1,298,160	24,500	1,472,450	3,800	228,380
Grupo Mexico SA (Mexico)	986,245	1,939,320	--	--	--	--

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Basic Materials continued

H.B. Fuller Co.	13,700	$425,796	15,200	$472,416	--	$--
Impala Platinum Holdings, Ltd.
(South Africa)	10,974	1,248,950	--	--	--	--
Israel Chemicals, Ltd.
(Israel)	253,415	986,177	--	--	--	--
Italcementi SpA (Italy)	22,500	353,151	25,250	396,314	6,000	94,174
Italian-Thai Development PLC
(Thailand)	3,061,600	730,906	--	--	--	--
Jaiprakash Associates, Ltd.
(India)	83,643	569,549	--	--	--	--
James Hardie Industries NV
(Netherlands)	55,849	381,584	62,700	428,393	14,911	101,878
JFE Holdings, Inc. (Japan)	18,400	599,153	20,700	674,047	4,900	159,557
Kobe Steel, Ltd. (Japan)	825,000	2,511,693	863,000	2,627,383	220,000	669,785
Kumba Resources, Ltd.
(South Korea)	85,029	1,318,393	--	--	--	--
Linde AG (Germany)	7,600	562,718	8,500	629,355	2,000	148,084
Louisiana-Pacific Corp.	76,900	2,129,361	88,439	2,448,876	21,954	607,906
MacDermid, Inc.	9,700	254,722	10,800	283,608	--	--
MeadWestvaco Corp.	33,000	911,460	38,300	1,057,846	11,800	325,916
Metal Management, Inc.	35,100	889,785	41,200	1,044,420	12,400	314,340
Monsanto Co.	26,100	1,637,775	30,400	1,907,600	9,300	583,575
Neenah Paper, Inc.	1	29	--	--	--	--
NOK Corp. (Japan)	19,000	566,714	21,000	626,368	5,000	149,135
NS Group, Inc. †	53,900	2,115,575	62,700	2,460,975	14,600	573,050
Nucor Corp.	32,900	1,940,771	38,300	2,259,317	11,800	696,082
OM Group, Inc. †	15,700	316,041	18,300	368,379	5,600	112,728
Phelps Dodge Corp.	23,150	3,007,880	27,000	3,508,110	8,300	1,078,419
Pohang Iron & Steel Co., Ltd.
(South Korea)	5,570	1,252,046	--	--	--	--
POSCO ADR (South Korea)	11,800	667,408	--	--	--	--
PPG Industries, Inc.	33,640	1,991,152	39,150	2,317,289	12,000	710,280
Quanex Corp.	11,300	748,286	13,600	900,592	4,100	271,502
Rautaruukki OYJ (Finland)	39,500	889,966	42,500	957,559	10,500	236,573
Rayonier, Inc. (R)	25,150	1,449,143	30,700	1,768,934	9,200	530,104
Rinker Group, Ltd. (Australia)	128,160	1,622,143	116,583	1,475,611	28,888	365,640
Rio Tinto, Ltd. (Australia)	5,737	259,011	--	--	--	--
Shin-Etsu Chemical Co. (Japan)	41,600	1,817,155	44,800	1,956,936	11,100	484,866
Silgan Holdings, Inc. (SG) (SB)	41,400	1,376,964	46,000	1,529,960	--	--
Southern Peru Copper Corp.	12,343	690,714	14,500	811,420	4,500	251,820
Steel Dynamics, Inc.	7,200	244,512	8,000	271,680	--	--
Sterling Chemicals, Inc. †	125	3,000	--	--	34	816
Sun Hydraulics Corp.
(SG) (SB) (SC)	28,700	697,410	33,400	811,620	10,300	250,290
Sungshin Cement Co., Ltd.
(South Korea)	21,180	482,196	--	--	--	--
Tata Iron & Steel Co., Ltd.
(India)	73,992	713,145	--	--	--	--
Teck Corp. (Canada)	10,900	489,903	--	--	--	--
Terra Industries, Inc. †	104,790	696,854	121,900	810,635	37,500	249,375
United States Steel Corp.	46,770	1,980,710	54,490	2,307,652	16,800	711,480
Usiminas (Brazil)	77,200	1,803,998	--	--	--	--
Vinci SA (France)	25,201	2,176,713	23,176	2,001,806	5,787	499,847
Voest-Alpine AG (Austria)	27,891	2,460,502	29,182	2,574,392	7,262	640,643
WHX Corp. †	14,371	158,081	--	--	5,946	65,406
Xstrata PLC (Switzerland)	10,016	260,267	--	--	--	--
		------------------------		------------------------		------------------------
		76,796,459		63,491,198		16,384,187

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Capital Goods		5.2%		4.2%		2.0%

ABB, Ltd. (Switzerland) †	46,469	$341,064	52,170	$382,907	12,407	$91,062
Actividades de Construccion y
Servicios SA (Spain)	54,070	1,580,649	58,258	1,703,078	14,436	422,013
Applied Industrial
Technologies, Inc.	49,960	1,792,565	56,250	2,018,250	6,100	218,868
Autogrill SpA (Italy)	85,400	1,208,629	92,000	1,302,036	22,800	322,679
Autoliv, Inc. (Sweden)	23,200	1,009,200	27,000	1,174,500	8,300	361,050
BAE Systems PLC
(United Kingdom)	134,117	814,918	150,570	914,889	35,807	217,569
Balfour Beatty PLC
(United Kingdom)	38,586	223,534	43,319	250,953	10,302	59,681
Barloworld, Ltd.
(South Africa)	142,000	2,599,396	--	--	--	--
Blount International, Inc. †	16,800	296,352	18,700	329,868	--	--
Boeing Co. (The)	57,550	3,910,523	67,200	4,566,240	20,300	1,379,385
Bouygues SA (France)	23,673	1,103,557	25,507	1,189,052	6,320	294,617
Canon, Inc. (Japan)	43,600	2,358,525	45,700	2,472,123	11,400	616,678
Clean Harbors,
Inc † (SG) (SB) (SC)	47,100	1,599,045	53,900	1,829,905	9,800	332,710
Commercial Vehicle
Group, Inc. † (SG) (SB)	10,900	228,246	11,900	249,186	--	--
Cookson Group PLC
(United Kingdom) †	699,573	4,083,666	731,989	4,272,891	182,159	1,063,329
Cummins, Inc.	34,330	3,020,697	39,990	3,518,720	12,100	1,064,679
Daelim Industrial Co.
(South Korea)	23,360	1,651,581	--	--	--	--
Daito Trust Construction Co.,
Ltd. (Japan)	16,100	706,115	12,600	552,612	3,000	131,574
DRS Technologies, Inc.	11,300	557,768	12,600	621,936	--	--
Eagle Materials, Inc.
(SG) (SB) (SC)	14,100	1,711,317	15,800	1,917,646	935	113,481
Eaton Corp.	24,300	1,544,265	29,000	1,842,950	8,700	552,885
Emerson Electric Co.	33,090	2,375,862	39,300	2,821,740	11,800	847,240
Empresas ICA SA de CV
(Mexico) †	553,450	210,984	--	--	--	--
Empresas ICA SA de CV 144A
(Mexico) †	916,700	349,460	--	--	--	--
EnPro Industries, Inc. †	42,590	1,434,857	51,000	1,718,190	15,200	512,088
European Aeronautic Defense
and Space Co. (Netherlands)	39,675	1,410,932	30,171	1,072,949	7,476	265,863
Flowserve Corp. †	12,500	454,375	13,700	497,995	--	--
Franklin Electric Co., Inc.	11,400	471,846	12,800	529,792	--	--
Fujikura, Ltd. (Japan)	37,000	227,250	41,000	251,818	10,000	61,419
Global Imaging
Systems, Inc. † (SB)	11,500	391,575	12,900	439,245	--	--
Halla Engineering &
Construction Corp.
(South Korea)	22,500	609,510	--	--	--	--
Heico Corp. (SG) (SB)	16,100	373,520	17,600	408,320	--	--
Hyundai Mobis (South Korea)	15,640	1,287,558	--	--	--	--
IMI PLC (United Kingdom)	85,599	649,575	96,100	729,263	22,854	173,429
Innovative Solutions &
Support, Inc. † (SG)
(SB) (SC)	79,820	1,239,605	93,200	1,447,396	23,700	368,061
Invensys, PLC
(United Kingdom) †	586,078	150,323	657,975	168,764	156,475	40,134
Kaman Corp.	14,500	296,525	15,800	323,110	--	--
Kennametal, Inc.	19,790	970,502	24,110	1,182,354	7,200	353,088

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Capital Goods continued

Leighton Holdings, Ltd.
(Australia)	68,688	$747,219	77,114	$838,881	18,339	$199,500
Lockheed Martin Corp.	27,500	1,678,600	32,000	1,953,280	9,800	598,192
LSI Industries, Inc.	15,700	298,300	17,200	326,800	--	--
MAN AG (Germany)	14,300	735,228	16,000	822,633	3,800	195,375
Moog, Inc. †	29,000	856,080	32,050	946,116	--	--
Mueller Industries, Inc.	93,830	2,605,659	110,700	3,074,139	28,700	796,999
Murray & Roberts Holdings,
Ltd. (South Africa)	348,500	1,077,971	--	--	--	--
NACCO Industries, Inc. Class A	2,250	257,513	2,480	283,836	--	--
Nordson Corp.	29,900	1,137,097	35,700	1,357,671	10,500	399,315
Oce NV (Netherlands)	44,331	696,337	49,769	781,755	11,836	185,916
Okumura Corp. (Japan)	70,000	429,315	79,000	484,513	19,000	116,528
Perini Corp. † (SG)	102,840	1,871,688	118,500	2,156,700	18,700	340,340
Precision Castparts Corp.	31,600	1,677,960	37,200	1,975,320	11,200	594,720
Rieter Holding AG
(Switzerland)	3,958	1,163,079	4,265	1,253,293	1,057	310,605
Rockwell Automation, Inc.	55,920	2,958,168	65,400	3,459,660	19,700	1,042,130
Rofin-Sinar Technologies, Inc. †	12,900	490,071	14,300	543,257	--	--
Schindler Holding AG
(Switzerland)	2,719	1,061,104	2,929	1,143,058	726	283,325
Siemens AG (Germany)	15	1,160	--	--	24	1,856
Skanska AB Class B (Sweden)	84,000	1,244,678	90,600	1,342,474	22,400	331,914
SKF AB Class B (Sweden)	33,040	431,851	--	--	--	--
SMC Corp. (Japan)	200	26,668	--	--	--	--
Standard Register Co. (The)	12,500	186,875	13,500	201,825	--	--
Teledyne Technologies, Inc. †	24,700	851,409	27,500	947,925	--	--
Terex Corp. †	66,640	3,294,015	77,517	3,831,665	20,100	993,543
Thomas & Betts Corp. †	31,600	1,087,356	37,000	1,273,170	11,100	381,951
ThyssenKrupp AG (Germany)	1	21	--	--	--	--
Titan International, Inc.
(SG) (SB)	27,800	381,694	30,300	416,019	--	--
Tomkins PLC (United Kingdom)	145,669	744,678	163,539	836,031	38,892	198,821
United Industrial Corp.	25,660	917,345	32,200	1,151,150	9,400	336,050
URS Corp. †	13,700	553,343	14,800	597,772	--	--
USEC, Inc.	87,900	980,964	104,500	1,166,220	31,500	351,540
Wartsila OYJ Class B (Finland)	24,200	773,087	27,200	868,924	6,500	207,647
Waste Connections, Inc. †	13,000	456,040	14,600	512,168	--	--
WESCO International, Inc. †	57,090	1,933,638	65,300	2,211,711	11,600	392,892
Wolseley PLC (United Kingdom)	8,100	171,794	--	--	--	--
Woodward Governor Co.	6,000	510,300	6,700	569,835	--	--
		------------------------		------------------------		------------------------
		79,534,176		80,028,479		18,122,741

Communication Services		3.5%		2.2%		1.1%

Advanced Info Service
Public Co., Ltd. (Thailand)	294,900	775,864	--	--	--	--
America Movil SA de CV ADR
Ser. L (Mexico)	35,490	934,097	--	--	--	--
AT&T Corp.	175,030	3,465,594	209,300	4,144,140	63,300	1,253,340
BellSouth Corp. (SG) (SB) (SC)	67,210	1,767,623	80,364	2,113,573	23,900	628,570
Birch Telecom, Inc. (F) †	664	1	--	--	585	1
Brasil Telecom Paricipacoes SA
ADR (Brazil)	14,800	629,444	--	--	--	--
Brightpoint, Inc. †	18,750	358,875	20,700	396,198	--	--
Centennial
Communications Corp. †	29,500	441,910	32,900	492,842	--	--
CenturyTel, Inc.	35,500	1,241,790	42,400	1,483,152	12,700	444,246
China Mobile Hong Kong, Ltd.
(Hong Kong)	345,000	1,689,977	--	--	--	--

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Communication Services continued

China Netcom Group Corp.
Hong Kong, Ltd.
(Hong Kong)	727,000	$ 1,251,105	--	$--	--	$--
Chunghwa Telecom Co., Ltd.
(Taiwan)	302,000	528,466	--	--	--	--
Chunghwa Telecom Co., Ltd.
ADR (Taiwan)	28,400	525,684	--	--	--	--
Commonwealth Telephone
Enterprises, Inc.	44,900	1,692,730	50,600	1,907,620	5,200	196,040
Deutsche Telekom AG
(Germany)	10,900	198,939	11,600	211,715	3,100	56,579
Deutsche Telekom AG ADR
(Germany)	51,766	944,212	55,832	1,018,376	13,464	245,583
Earthlink, Inc. †	106,306	1,137,474	118,012	1,262,728	--	--
Eircom Group PLC (Ireland)	125,867	297,396	141,308	333,880	33,605	79,401
France Telecom SA (France)	31,290	900,756	33,713	970,508	8,354	240,489
iPCS, Inc. †	185	7,696	--	--	95	3,952
Koninklijke (Royal) KPN NV
(Netherlands)	118,670	1,067,203	82,036	737,752	19,509	175,445
Koninklijke (Royal) KPN NV
144A (Netherlands)	19,617	176,416	--	--	--	--
KT Corp. ADR (South Korea)	33,000	742,500	--	--	--	--
KT Freetel Co., Ltd.
(South Korea)	22,260	559,173	--	--	--	--
Mobile Telesystems ADR
(Russia)	39,450	1,604,826	--	--	--	--
Mobistar SA (Belgium)	7,177	591,788	8,057	664,350	1,916	157,986
Nippon Telegraph & Telephone
(NTT) Corp. (Japan)	142	699,223	159	782,933	38	187,116
NTL, Inc. †	19,700	1,315,960	23,000	1,536,400	7,000	467,600
NTT DoCoMo, Inc. (Japan)	953	1,698,782	933	1,663,131	231	411,772
O2 PLC (United Kingdom)	106,757	297,899	--	--	--	--
Orascom Telecom Holding SAE
144A (Egypt)	8,800	413,600	--	--	--	--
Partner Communications Co.,
Ltd. (Israel)	130,637	1,111,211	--	--	--	--
Premiere Global
Services, Inc. †	191,710	1,568,188	218,600	1,788,148	39,000	319,020
PT Telekomunikasi (Indonesia)	1,742,000	906,586	--	--	--	--
Shenandoah Telecom Co.	7,000	288,330	7,500	308,925	--	--
SmarTone Telecommunications
Holdings, Ltd. (Hong Kong)	137,000	142,166	154,000	159,807	36,500	37,876
Sprint Nextel Corp.	132,580	3,152,752	158,320	3,764,850	47,000	1,117,660
Swisscom AG (Switzerland)	--	--	--	--	2	656
Talk America Holdings, Inc. †	58,600	552,598	64,500	608,235	--	--
TDC A/S (Denmark)	9,300	501,907	10,450	563,970	2,500	134,921
Telecom Italia SpA (Italy)	166	541	--	--	--	--
Telefonica SA (Spain)	65,299	1,072,138	70,358	1,155,202	17,434	286,247
Telefonos de Mexico SA
de CV (Telmex) ADR
Ser. L (Mexico)	116,132	2,470,128	--	--	--	--
Telekom Austria AG (Austria)	28,316	564,933	14,797	295,215	3,519	70,208
Ubiquitel, Inc. †	70,900	619,666	82,400	720,176	25,300	221,122
Verizon Communications, Inc.	164,576	5,379,989	196,353	6,418,780	59,300	1,938,517
Vodafone Group PLC
(United Kingdom)	2,643,527	6,897,299	2,555,034	6,666,409	635,440	1,657,944
		------------------------		------------------------		------------------------
		53,185,435		42,169,015		10,332,291

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Communications Equipment		1.4%		1.2%		0.6%

Alcatel SA (France) †	22,586	$301,680	25,357	$338,692	6,030	$80,542
Cisco Systems, Inc. † #	333,290	5,975,890	397,876	7,133,917	119,000	2,133,670
CommScope, Inc. †	21,700	376,278	23,700	410,958	--	--
Comtech Telecommunications
Corp. †	51,150	2,121,191	57,250	2,374,158	6,600	273,702
Digi International, Inc. †	49,710	533,388	58,200	624,486	17,495	187,721
Enterasys Networks, Inc. †	79	106	276	370	--	--
F5 Networks, Inc. †	30,900	1,343,223	35,300	1,534,491	7,300	317,331
Harris Corp.	23,800	994,840	26,000	1,086,800	--	--
Nice Systems, Ltd. ADR
(Israel) †	16,700	754,506	18,600	840,348	--	--
Nokia OYJ (Finland)	247,956	4,166,819	251,064	4,219,048	62,462	1,049,653
Qualcomm, Inc.	68,870	3,081,933	81,800	3,660,550	24,800	1,109,800
Telefonaktiebolaget LM
Ericsson AB Class B
(Sweden)	380,267	1,392,667	282,248	1,033,688	69,939	256,140
		------------------------		------------------------		------------------------
		21,042,521		23,257,506		5,408,559

Components		--%		--%		--%

Coherent, Inc. †	11,100	325,008	12,300	360,144	--	--

Computers		2.4%		2.0%		1.0%

Anixter International, Inc. †	13,000	524,290	14,600	588,818	--	--
Apple Computer, Inc. †	80,800	4,331,688	95,000	5,092,950	28,700	1,538,607
Brocade Communications
Systems, Inc. †	286,000	1,166,880	332,300	1,355,784	70,800	288,864
Catapult Communications
Corp. †	22,100	405,314	24,600	451,164	--	--
Dell, Inc. †	125,900	4,305,780	147,100	5,030,820	44,400	1,518,480
Emulex Corp. †	84,000	1,697,640	94,400	1,907,824	11,400	230,394
Fujitsu, Ltd. (Japan)	48,000	316,837	--	--	--	--
Hewlett-Packard Co.	91,700	2,677,640	106,700	3,115,640	32,700	954,840
Hutchinson Technology, Inc. †	25,000	653,000	28,900	754,868	8,800	229,856
IBM Corp.	62,040	4,976,849	73,700	5,912,214	22,400	1,796,928
Intergraph Corp. † (SG)	24,600	1,099,866	27,400	1,225,054	--	--
Intervideo, Inc. †	34,900	350,047	38,100	382,143	--	--
j2 Global
Communications, Inc. †
(SG) (SB)	48,800	1,972,496	56,100	2,267,562	12,900	521,418
King Slide Works Co., Ltd.
(Taiwan)	92,800	475,969	--	--	--	--
Lite-On Technology Corp.
(Taiwan)	954,840	1,067,335	--	--	--	--
Media Tek, Inc. (Taiwan)	62,000	585,488	--	--	--	--
Mitsubishi Electric Corp.
(Japan)	118,000	757,024	132,000	846,841	31,000	198,879
NCR Corp. †	63,740	2,033,943	75,800	2,418,778	22,900	730,739
NEC Corp. (Japan)	247,000	1,340,496	266,000	1,443,611	66,000	358,189
Netgear, Inc. † (SG) (SB)	48,800	1,174,128	53,900	1,296,834	--	--
Otsuka Corp. (Japan)	2,300	224,276	--	--	--	--
Palm, Inc. †	6,400	181,312	7,100	201,143	--	--
RadiSys Corp. †	34,620	671,628	40,600	787,640	12,300	238,620
Sharp Corp. (Japan)	23,000	333,675	26,000	377,197	6,000	87,046
Western Digital Corp. † (SC)	188,132	2,432,547	217,658	2,814,318	48,899	632,264
Wistron Corp. 144A GDR
(Taiwan) †	31,400	322,792	--	--	--	--
		------------------------		------------------------		------------------------
		36,078,940		38,271,203		9,325,124

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Conglomerates		1.9%		1.6%		0.9%

3M Co.	44,920	$ 3,295,331	53,410	$ 3,918,158	15,900	$ 1,166,424
AFK Sistema GDR (Russia)	46,349	1,135,551	--	--	--	--
AMETEK, Inc.	9,500	408,215	10,700	459,779	--	--
Ansell, Ltd. (Australia)	63,329	545,336	71,098	612,236	16,908	145,597
General Electric Co. #	263,580	8,874,739	307,778	10,362,885	92,800	3,124,576
GKN PLC (United Kingdom)	39,401	205,430	--	--	--	--
Harsco Corp.	22,600	1,481,882	26,200	1,717,934	8,000	524,560
Itochu Corp. (Japan)	413,000	2,846,391	433,000	2,984,231	107,000	737,443
Marubeni Corp. (Japan)	164,000	764,137	184,000	857,324	44,000	205,012
Mitsui & Co., Ltd. (Japan)	279,000	3,498,579	274,000	3,435,881	68,000	852,700
Swire Pacific, Ltd.
(Hong Kong)	268,500	2,473,004	281,000	2,588,134	69,500	640,126
Vivendi Universal SA (France)	95,793	3,136,395	78,544	2,571,639	19,547	639,996
		------------------------		------------------------		------------------------
		28,664,990		29,508,201		8,036,434

Consumer Cyclicals		8.9%		7.2%		3.4%

4Kids Entertainment, Inc. † (SG)	29,660	515,787	35,900	624,301	10,800	187,812
Adidas-Salomon AG (Germany)	2,480	433,528	2,800	489,467	700	122,367
Administaff, Inc.	16,500	655,710	18,300	727,242	--	--
Aegis Group PLC
(United Kingdom)	606,004	1,500,745	652,948	1,617,000	161,795	400,679
Aeropostale, Inc. †	44,020	935,425	51,200	1,088,000	15,700	333,625
Aisin Seiki Co., Ltd. (Japan)	37,100	1,054,200	39,900	1,133,763	9,900	281,310
Amadeus Global Travel
Distribution SA Class A
(Spain) †	175,160	1,551,992	183,277	1,623,912	46,765	414,358
American Axle & Manufacturing
Holdings, Inc.	8,000	184,640	8,600	198,488	--	--
American Eagle
Outfitters, Inc.	93,760	2,206,173	112,140	2,638,654	33,500	788,255
Ameristar Casinos, Inc.	91,020	1,896,857	106,386	2,217,084	21,200	441,808
Antena 3 de Television SA
(Spain)	--	--	--	--	156	2,836
Assa Abloy AB Class B
(Sweden)	600	8,502	--	--	200	2,834
Autobacs Seven Co., Ltd.
(Japan)	12,300	480,842	13,800	539,481	3,300	129,006
Barnes & Noble, Inc.	49,900	1,881,230	57,800	2,179,060	17,500	659,750
Bebe Stores, Inc.	56,350	986,125	65,650	1,148,875	20,250	354,375
Berkely Group Holdings PLC
(United Kingdom) †	105,012	1,614,217	109,877	1,689,001	27,211	418,280
BJ’s Wholesale Club, Inc. †	45,100	1,253,780	52,160	1,450,048	9,300	258,540
Black & Decker
Manufacturing Co.	13,670	1,122,170	15,960	1,310,156	4,900	402,241
Bluegreen Corp. †	47,000	829,550	56,200	991,930	16,800	296,520
Borders Group, Inc.	11,100	246,087	12,100	268,257	--	--
BPB PLC (United Kingdom)	104,477	1,360,197	36,525	475,523	8,686	113,084
British Sky Broadcasting PLC
(United Kingdom)	116,141	1,151,501	125,138	1,240,704	31,008	307,435
Buckle, Inc. (The)	24,950	847,552	27,700	940,969	--	--
Casey’s General Stores, Inc.
(SG)	20,360	472,352	24,300	563,760	7,200	167,040
Catalina Marketing Corp.	18,700	425,238	20,500	466,170	--	--
Cato Corp. (The) Class A	26,850	535,121	29,100	579,963	--	--
Charming Shoppes †	46,900	500,423	51,300	547,371	--	--
Chico’s FAS, Inc. †	76,700	2,822,560	89,200	3,282,560	27,400	1,008,320
Children’s Place Retail
Stores, Inc. (The) †	20,500	730,620	23,700	844,668	7,200	256,608

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Consumer Cyclicals continued

Choice Hotels
International, Inc.	15,000	$969,600	16,650	$1,076,256	--	$--
Ciments Francais Class A
(France)	2,042	237,547	--	--	--	--
Claire’s Stores, Inc.	31,900	769,747	35,400	854,202	--	--
CNS, Inc.	13,500	351,945	15,100	393,657	--	--
Consolidated Graphics, Inc. †	7,000	301,350	7,400	318,570	--	--
Continental AG (Germany)	17,700	1,456,914	19,000	1,563,919	4,700	386,864
CRH PLC (Ireland)	20,554	558,740	--	--	--	--
Davis Service Group PLC
(United Kingdom)	87,692	742,241	94,485	799,739	23,412	198,164
Dex Media, Inc.	87,450	2,430,236	103,700	2,881,823	31,100	864,269
Dillards, Inc. Class A (SB)	100,210	2,092,385	114,690	2,394,727	26,300	549,144
Discovery Holding Co.
Class A †	44,900	648,356	54,200	782,648	16,100	232,484
Dreamworks Animation
SKG, Inc. Class A †	62,100	1,717,686	72,800	2,013,648	22,000	608,520
Edgars Consolidated Stores,
Ltd. (South Africa)	184,664	922,928	--	--	--	--
EMAP PLC (United Kingdom)	57,812	841,630	62,290	906,821	15,435	224,703
Federated Department
Stores, Inc.	26,400	1,765,368	31,500	2,106,405	9,500	635,265
Ford Otomotiv Sanayi AS
(Turkey)	65,814	457,859	--	--	--	--
Foschini, Ltd. (South Africa)	177,750	1,273,100	--	--	--	--
Genesco, Inc. †	55,000	2,048,200	62,400	2,323,776	9,100	338,884
Genlyte Group, Inc. (The) †	18,000	865,440	20,000	961,600	--	--
Gestevision Telecinco SA
(Spain)	8,086	169,610	--	--	--	--
Google, Inc. Class A †	5,800	1,835,468	6,800	2,151,928	2,100	664,566
Greek Organization of Football
Prognostics (OPAP)
SA (Greece)	2	62	--	--	--	--
GTECH Holdings Corp.	38,400	1,231,104	46,000	1,474,760	13,700	439,222
GUS PLC (United Kingdom)	80,590	1,218,138	86,832	1,312,487	21,516	325,220
Honda Motor Co., Ltd. (Japan)	20,200	1,144,405	13,400	759,160	3,200	181,292
HUB Group, Inc. Class A †	22,800	836,988	25,400	932,434	--	--
Hyundai Department Store Co.,
Ltd. (South Korea)	4,560	307,066	--	--	--	--
Hyundai Motor Co.
(South Korea)	27,500	2,152,978	--	--	--	--
Inchcape PLC
(United Kingdom)	71,409	2,765,044	66,185	2,562,764	16,471	637,777
Industria de Diseno Textil
(Inditex) SA (Spain)	38,708	1,139,498	41,707	1,227,784	10,335	304,245
ITV PCL (Thailand) †	1,910,400	558,460	--	--	--	--
Jakks Pacific, Inc. †
(SG) (SB) (SC)	40,000	649,200	45,600	740,088	10,500	170,415
John H. Harland Co.	71,840	3,189,696	83,400	3,702,960	17,100	759,240
Kenneth Cole Productions, Inc.
Class A	9,200	251,068	10,200	278,358	--	--
Kia Motors Corp. (South Korea)	30,150	564,769	--	--	--	--
Knology, Inc. †	149	392	--	--	66	174
Knology, Inc. (Rights) (F) †	149	21	--	--	66	9
Kone OYJ Class B (Finland) †	3,460	235,663	--	--	--	--
K-Swiss, Inc. Class A	40,900	1,209,413	46,500	1,375,005	7,300	215,861
Kumho Tire Co., Inc.
(South Korea)	16,570	288,901	--	--	--	--
Kumho Tire Co., Inc. 144A
(South Korea) †	24,700	430,648	--	--	--	--

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Consumer Cyclicals continued

Kuoni Reisen Holding AG
(Switzerland) †	2,059	$829,095	2,219	$893,522	550	$221,468
Laidlaw International, Inc.	75,300	1,820,001	86,500	2,090,705	19,400	468,898
Lawson, Inc. (Japan)	5,300	200,176	--	--	--	--
Lennar Corp.	14,700	878,472	17,100	1,021,896	5,200	310,752
Lewis Group, Ltd.
(South Africa)	140,535	951,250	--	--	--	--
Luen Thai Holdings, Ltd. 144A
(Hong Kong) †	--	--	--	--	6,000	1,818
Marvel Entertainment, Inc. †
(SG) (SB)	41,700	745,179	46,200	825,594	--	--
Matsushita Electric
Industrial Co. (Japan)	124,000	2,104,236	130,000	2,206,054	32,000	543,029
Mazda Motor Corp.
(Japan) (SG)	106,000	465,831	--	--	--	--
McGraw-Hill Companies, Inc.
(The)	65,400	3,141,816	78,300	3,761,532	23,400	1,124,136
Mediaset SpA (Italy)	202,667	2,405,282	192,759	2,287,692	48,000	569,671
Men’s Wearhouse, Inc. (The) †	8,750	233,625	9,650	257,655	--	--
Metro AG (Germany)	10,300	509,207	11,600	573,476	2,800	138,425
Multimedia Games, Inc. †
(SG) (SB) (SC)	104,800	1,017,608	125,400	1,217,634	37,400	363,154
Next PLC (United Kingdom)	48,409	1,191,979	52,159	1,284,316	12,925	318,253
Nordstrom, Inc. (SG) (SB) (SC)	118,200	4,056,624	141,180	4,845,298	42,400	1,455,168
Nu Skin Enterprises, Inc.
Class A	62,000	1,181,100	72,200	1,375,410	14,600	278,130
NVR, Inc. †	1,810	1,601,760	2,277	2,015,031	700	619,465
Pantry, Inc. (The) †	44,840	1,675,671	51,300	1,917,081	8,800	328,856
Payless ShoeSource, Inc. †	83,000	1,444,200	94,700	1,647,780	19,300	335,820
Penn National Gaming, Inc. †	8,200	255,102	9,100	283,101	--	--
Phillips-Van Heusen Corp.	18,900	586,278	21,000	651,420	--	--
Pixar, Inc. †	31,760	1,413,638	37,000	1,646,870	11,300	502,963
Puma AG Rudolf Dassier Sport
(Germany)	600	162,786	600	162,786	100	27,131
R. H. Donnelley Corp. †	14,800	936,248	17,200	1,088,072	5,300	335,278
Reader’s Digest
Association, Inc. (The)
Class A	36,200	578,114	43,000	686,710	12,800	204,416
Renault SA (France)	4,687	445,234	--	--	--	--
Rent-A-Center, Inc. †	27,000	521,370	31,400	606,334	9,500	183,445
Robert Half
International, Inc.	30,000	1,067,700	34,900	1,242,091	10,700	380,813
S.A. D’Ieteren NV (Belgium)	832	199,091	934	223,498	222	53,123
SGS Societe Generale
Surveillance Holding SA
(Switzerland)	494	382,698	--	--	--	--
ShopKo Stores, Inc. †	25,700	655,864	30,300	773,256	9,200	234,784
Singapore Press Holdings, Ltd.
(Singapore)	49,275	134,784	55,000	150,444	13,000	35,560
Skechers U.S.A., Inc.
Class A †	46,940	768,408	56,200	919,994	16,800	275,016
Societe Television Francaise I
(France)	4,444	118,234	4,989	132,734	1,186	31,554
Sony Corp. (Japan)	19,500	641,855	21,900	720,852	5,200	171,161
Sotheby’s Holdings, Inc.
Class A †	17,000	284,240	18,800	314,336	--	--
Stanley Works (The)	13,600	634,848	15,800	737,544	4,800	224,064
Stein Mart, Inc.	85,450	1,734,635	100,000	2,030,000	22,120	449,036
Stride Rite Corp.	44,400	569,208	48,900	626,898	--	--

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Consumer Cyclicals continued

Sun International, Ltd.
(South Africa)	89,275	$ 1,103,167	--	$--	--	$--
Sykes Enterprises, Inc. †	52,100	619,990	57,300	681,870	--	--
TeleTech Holdings, Inc. †	110,900	1,111,218	122,600	1,228,452	--	--
Timberland Co. (The)
Class A †	70,040	2,365,951	81,460	2,751,719	19,800	668,844
Toll Brothers, Inc. †	18,900	844,263	22,000	982,740	6,800	303,756
Too, Inc. †	11,800	323,674	12,900	353,847	--	--
Toro Co. (The)	35,100	1,290,276	38,900	1,429,964	--	--
Tostem Inax Holding Corp.
(Japan)	240	4,094	--	--	--	--
Toyota Motor Corp. (Japan)	33,965	1,558,577	28,500	1,307,801	7,100	325,803
Trans World
Entertainment Corp. †	21,700	171,213	23,500	185,415	--	--
Unifirst Corp.	15,800	554,106	17,400	610,218	--	--
United Business Media PLC
(United Kingdom)	34,827	340,986	39,100	382,823	9,298	91,035
Universal Forest
Products, Inc.	6,100	349,652	6,800	389,776	--	--
USG Corp. † (SG) (SC)	30,900	2,123,448	35,500	2,439,560	8,000	549,760
Vail Resorts, Inc. †	20,200	580,750	22,200	638,250	--	--
Ventiv Health, Inc. †	29,500	773,195	32,800	859,688	--	--
Viacom, Inc. Class B	19,200	633,792	22,400	739,424	6,800	224,468
Volkswagon AG (Germany)	7,100	439,079	8,000	494,737	1,900	117,500
Volvo AB Class A (Sweden)	46,200	1,955,068	48,400	2,048,167	12,000	507,810
VS Holdings, Inc. †	63,050	63	--	--	15,358	15
Wal-Mart de Mexico SA de CV
Ser. V (Mexico)	161,955	823,798	--	--	--	--
Wal-Mart Stores, Inc.	71,950	3,152,849	85,632	3,752,394	25,900	1,134,938
Walt Disney Co. (The)	76,727	1,851,423	92,389	2,229,347	27,700	668,401
Walter Industries, Inc.
(SG) (SB)	22,400	1,095,808	26,000	1,271,920	7,900	386,468
Wilsons The Leather Experts †	40,000	244,000	43,000	262,300	--	--
Wolverine World Wide, Inc.	46,300	974,615	52,550	1,106,178	9,200	193,660
Yamaha Motor Co., Ltd.
(Japan)	144,500	2,990,227	151,200	3,128,874	37,600	778,080
		------------------------		------------------------		------------------------
		135,651,717		137,265,006		31,219,326

Consumer Finance		0.6%		0.5%		0.2%

Accredited Home Lenders
Holding Co. † (SG) (SB)	24,680	867,749	29,800	1,047,768	8,950	314,682
Aiful Corp. (Japan)	2,700	226,588	--	--	--	--
Asta Funding, Inc. (SG) (SB)	23,200	704,352	26,900	816,684	8,300	251,988
CompuCredit Corp. † (SG)	15,300	679,626	16,500	732,930	--	--
Countrywide Financial Corp.	27,700	913,546	33,020	1,089,000	9,900	326,502
Credit Saison Co., Ltd.
(Japan)	8,600	377,939	--	--	--	--
Diamond Lease Co., Ltd.
(Japan)	7,500	311,728	--	--	--	--
MBNA Corp.	44,660	1,100,422	53,107	1,308,556	15,800	389,312
Metris Cos., Inc. †	45,750	669,323	57,300	838,299	16,900	247,247
Nelnet, Inc. Class A †	33,000	1,254,330	37,800	1,436,778	8,000	304,080
Portfolio Recovery
Associates, Inc. †	12,000	518,160	13,300	574,294	--	--
Provident Financial PLC
(United Kingdom)	69,684	772,865	75,082	832,735	18,605	206,348
World Acceptance Corp. †	40,700	1,034,187	45,200	1,148,532	--	--
		------------------------		------------------------		------------------------
		9,430,815		9,825,576		2,040,159

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Consumer Staples		7.1%		5.9%		3.2%

Aderans Co., Ltd. (Japan)	36,700	$1,003,971	39,500	$1,080,568	9,800	$268,090
Albertson’s, Inc. (SG)	66,500	1,705,725	77,300	1,982,745	23,700	607,905
Altria Group, Inc.	79,930	5,891,640	95,534	7,041,811	29,000	2,137,590
American Greetings Corp.
Class A	24,100	660,340	26,500	726,100	--	--
AMN Healthcare
Services, Inc. †	28,400	439,348	31,600	488,852	--	--
Amorepacific Corp.
(South Korea)	3,210	974,409	--	--	--	--
Archer Daniels Midland Co.	92,248	2,274,836	109,741	2,706,213	32,900	811,314
Axfood AB (Sweden)
(SG) (SB)	20,000	496,939	22,400	556,572	5,400	134,174
BAT Industries PLC
(United Kingdom)	129,858	2,735,796	135,875	2,862,560	33,813	712,359
Carrefour Supermarche SA
(France)	17,301	798,381	18,641	860,218	4,619	213,151
CEC Entertainment, Inc. †	49,650	1,576,884	57,050	1,811,908	12,700	403,352
Chattem, Inc. †	11,200	397,600	12,500	443,750	--	--
Chiquita Brands
International, Inc.	60,100	1,679,795	68,500	1,914,575	14,800	413,660
CKE Restaurants, Inc. (SG) (SB)	120,650	1,590,167	145,000	1,911,100	43,800	577,284
Clorox Co.	71,040	3,945,562	84,200	4,676,468	25,500	1,416,270
Coca-Cola Hellenic
Bottling Co., SA (Greece)	6,810	198,012	--	--	--	--
Colruyt SA (Belgium)	12,457	1,624,830	13,034	1,700,091	3,228	421,045
Costco Wholesale Corp.	17,850	769,157	20,877	899,590	6,300	271,467
Darden Restaurants, Inc.	48,970	1,487,219	57,010	1,731,394	17,500	531,475
Domino’s Pizza, Inc.	25,600	596,992	28,400	662,288	--	--
Energizer Holdings, Inc. †
(SG) (SB)	10,290	583,443	11,970	678,699	3,700	209,790
Fancl Corp. (Japan)	10,700	530,657	--	--	--	--
Flowers Foods, Inc.	27,800	758,384	30,800	840,224	--	--
Fyffes PLC (Ireland)	246,030	753,336	276,212	845,753	65,687	201,132
General Mills, Inc.	51,100	2,463,020	59,800	2,882,360	18,000	867,600
Getty Images, Inc. †	29,010	2,496,020	34,370	2,957,195	10,300	886,212
Heidrick & Struggles
International, Inc. †	15,100	488,938	17,500	566,650	5,400	174,852
Heineken NV (Netherlands)	33,585	1,081,400	36,187	1,165,182	8,967	288,728
Henkel KGaA
(Preferred) (Germany)	2,100	191,562	--	--	--	--
Imperial Tobacco Group PLC
(United Kingdom)	24,443	702,173	27,442	788,325	6,526	187,472
InBev NV (Belgium)	5,352	212,330	--	--	--	--
Interstate Bakeries Corp. †
(SG) (SB)	28,100	272,570	30,700	297,790	--	--
Jack in the
Box, Inc. † (SB) (SC)	42,580	1,273,568	49,800	1,489,518	11,200	334,992
Japan Tobacco, Inc. (Japan)	291	4,596,629	227	3,585,687	57	900,371
Kellogg Co.	105,170	4,851,492	122,700	5,660,151	37,000	1,706,810
Kimberly-Clark Corp.	35,930	2,138,913	41,970	2,498,474	12,700	756,031
Koninklijke Ahold NV
(Netherlands) †	39,027	295,926	43,815	332,231	10,420	79,011
Korn/Ferry International †	40,100	657,239	47,300	775,247	14,200	232,738
Labor Ready, Inc. †	100,700	2,582,955	115,000	2,949,750	19,000	487,350
Lancaster Colony Corp.	6,500	279,500	7,200	309,600	--	--
Lance, Inc.	21,500	375,390	23,800	415,548	--	--
Lianhua Supermarket
Holdings Co., Ltd. (China)	472,000	547,599	--	--	--	--
Lone Star Steakhouse &
Saloon, Inc.	13,200	343,200	14,400	374,400	--	--

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Consumer Staples continued

Longs Drug Stores, Inc. (SG)	17,000	$ 729,130	20,500	$879,245	6,100	$261,629
Luby’s, Inc. †	27,600	360,456	30,100	393,106	--	--
McDonald’s Corp.	80,900	2,709,341	96,200	3,221,738	28,700	961,163
Nash Finch Co. (SG) (SB) (SC)	37,330	1,574,953	41,800	1,763,542	4,200	177,198
Nestle SA (Switzerland)	8,569	2,519,708	5,626	1,654,321	1,394	409,905
Orkla ASA (Norway)	5,315	202,517	--	--	--	--
Papa John’s International, Inc. †	7,600	380,912	8,400	421,008	--	--
Pepsi Bottling Group, Inc.
(The) (SB) (SC)	86,400	2,466,720	100,400	2,866,420	30,800	879,340
PepsiAmericas, Inc.	46,270	1,051,717	53,830	1,223,556	16,500	375,045
Perdigao SA
(Preference) (Brazil)	40,400	1,410,999	--	--	--	--
Pilgrim’s Pride Corp.
(SG) (SB) (SC)	32,600	1,186,640	38,900	1,415,960	11,600	422,240
Playtex Products, Inc. †	89,600	985,600	103,800	1,141,800	31,400	345,400
Procter & Gamble Co. (The)	63,680	3,786,413	74,190	4,411,337	22,400	1,331,904
Reckitt Benckiser PLC
(United Kingdom)	4,722	144,252	--	--	--	--
Safeway, Inc.	75,500	1,932,800	88,200	2,257,920	26,600	680,960
Scotts Co. (The) Class A	3,900	342,927	4,300	378,099	--	--
Seaboard Corp.	905	1,242,565	1,035	1,421,055	200	274,600
Smart & Final, Inc. †	33,500	433,490	37,500	485,250	--	--
Snow Brand Milk Products Co.,
Ltd. (Japan) † (SB)	62,000	278,486	70,000	314,419	17,000	76,359
Supervalu, Inc.	32,870	1,022,914	38,890	1,210,257	11,600	360,992
Tiger Brands, Ltd.
(South Africa)	109,900	2,418,502	--	--	--	--
Time Warner, Inc.	373,020	6,755,392	446,523	8,086,532	133,100	2,410,441
Toyo Suisan Kaisha, Ltd.
(Japan)	130,000	2,223,262	136,000	2,325,874	34,000	581,468
Tupperware Corp. (SB)	30,100	685,678	35,800	815,524	10,700	243,746
Unilever NV (Netherlands)	3,297	235,094	3,701	263,901	880	62,749
UST, Inc.	28,510	1,193,429	33,400	1,398,124	10,100	422,786
Valueclick, Inc. † (SG) (SB)	37,800	646,002	41,900	716,071	--	--
VFB, LLC ‡ †	--	--	--	--	254,213	52,114
Weight Watchers
International, Inc. †	39,800	2,052,884	46,200	2,382,996	14,200	732,436
Weiss Markets, Inc.	5,042	201,730	5,400	216,054	--	--
Whitbread PLC
(United Kingdom)	1	17	--	--	--	--
Whole Foods Market, Inc.	19,500	2,621,775	22,600	3,038,570	6,900	927,705
Woolworths, Ltd. (Australia)	246,418	3,128,361	247,880	3,146,921	61,686	783,125
Yum! Brands, Inc.	33,960	1,644,004	40,760	1,973,192	12,300	595,443
		------------------------		------------------------		------------------------
		107,892,517		113,292,379		29,600,973

Electronics		3.8%		2.2%		1.2%

Agere Systems, Inc. †	152,297	1,585,412	177,270	1,845,381	54,490	567,241
Agilysys, Inc.	82,050	1,381,722	93,100	1,567,804	14,743	248,272
ALPS Electric Co., Ltd.
(Japan)	30,000	487,910	34,000	552,965	8,000	130,109
ARM Holdings PLC
(United Kingdom)	32,400	67,392	--	--	--	--
Artesyn Technologies, Inc. †	65,140	605,802	76,000	706,800	22,900	212,970
Atmel Corp. †	332,630	685,218	394,100	811,846	117,715	242,493
AU Optronics Corp. (Taiwan)	296,810	385,060	--	--	--	--
Axcelis Technologies, Inc. †	29,100	151,902	32,900	171,738	--	--
Compal Electronics, Inc.
(Taiwan)	1,271,000	1,255,853	--	--	--	--
Diodes, Inc. †	10,600	384,356	11,900	431,494	--	--
FEI Co. †	27,100	521,675	32,200	619,850	9,600	184,800

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Electronics continued

Hon Hai Precision
Industry Co., Ltd. (Taiwan)	270,934	$ 1,262,915	--	$--	--	$--
Ibiden Co., Ltd. (Japan)	7,000	292,181	--	--	--	--
Infineon Technologies AG
(Germany) †	22,500	221,601	25,300	249,178	6,000	59,094
Integrated Device
Technology, Inc. †	87,600	940,824	101,300	1,087,962	30,700	329,718
Intel Corp. #	477,530	11,771,115	555,326	13,688,786	170,400	4,200,360
IXYS Corp. †	24,500	258,720	27,200	287,232	--	--
Komag, Inc. †	31,500	1,006,740	36,000	1,150,560	8,200	262,072
Kulicke & Soffa
Industries, Inc. †	72,300	524,175	81,000	587,250	--	--
LG Electronics, Inc.
(South Korea)	27,730	1,861,986	--	--	--	--
Linear Technology Corp.	29,680	1,115,671	34,310	1,289,713	10,400	390,936
LSI Logic Corp. †	206,300	2,032,055	240,200	2,365,970	73,900	727,915
Micrel, Inc. † (SG) (SB) (SC)	109,800	1,233,054	124,960	1,403,301	18,500	207,755
Omnivision
Technologies, Inc. †
(SG) (SB)	55,200	696,624	61,100	771,082	--	--
Omron Corp. (Japan)	50,300	1,227,316	40,800	995,517	10,100	246,439
Park Electrochemical Corp.	11,700	311,805	12,700	338,455	--	--
Plexus Corp. †	19,200	328,128	20,800	355,472	--	--
Portalplayer, Inc. † (SG) (SB)	11,300	309,959	12,700	348,361	--	--
QLogic Corp. †	64,600	2,209,320	74,800	2,558,160	22,600	772,920
Quanta Computer, Inc.
(Taiwan)	345,450	566,978	--	--	--	--
Reunert, Ltd. (South Africa)	164,626	1,096,176	--	--	--	--
Samsung Electronics Co., Ltd.
(South Korea)	12,702	7,174,617	--	--	--	--
Samsung Electronics Co., Ltd.
(Preference) (South Korea)	2,022	881,833	--	--	--	--
Samsung SDI Co., Ltd.
(South Korea)	4,200	437,752	--	--	--	--
Siliconware Precision
Industries Co. (Taiwan)	1,219,256	1,232,315	--	--	--	--
Solectron Corp. †	422,000	1,650,020	504,900	1,974,159	151,600	592,756
Standard Microsystems Corp. †	12,900	385,839	14,400	430,704	--	--
Taiwan Semiconductor
Manufacturing Co., Ltd.
(Taiwan)	2,376,501	3,821,617	--	--	--	--
Texas Instruments, Inc.	67,300	2,281,470	78,400	2,657,760	24,000	813,600
Toshiba Corp. (Japan)	349,000	1,539,887	376,000	1,659,019	93,000	410,342
Uniden (Japan)	15,000	219,996	17,000	249,329	4,000	58,666
United Microelectronics Corp.
(Taiwan)	3,341,231	2,147,178	--	--	--	--
		------------------------		------------------------		------------------------
		58,552,169		41,155,848		10,658,458

Energy		8.5%		5.9%		3.1%

BP PLC (United Kingdom)	509,063	6,064,743	434,515	5,176,612	108,649	1,294,394
Burlington Resources, Inc.	42,400	3,447,968	50,700	4,122,924	15,100	1,227,932
CAL Dive International, Inc. †	9,700	615,077	10,800	684,828	--	--
Canadian Natural Resources,
Ltd. (Canada)	3,837	173,612	--	--	--	--
Chevron Corp. #	142,502	9,224,154	166,284	10,763,563	50,200	3,249,446
China Petroleum &
Chemical Corp. (China)	5,238,000	2,397,022	--	--	--	--
China Shenhua Energy Co., Ltd.
(China) †	357,500	419,368	--	--	--	--

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Energy continued

China Shenhua Energy Co., Ltd.
Class H (China) †	792,000	$929,062	--	$--	--	$--
ConocoPhillips	52,400	3,663,284	61,000	4,264,510	18,700	1,307,317
Core Laboratories NV
(Netherlands) †	13,900	448,414	15,500	500,030	--	--
EnCana Corp. (Canada)	4,500	263,160	--	--	--	--
ENI SpA (Italy)	167,750	4,998,943	175,511	5,230,221	43,737	1,303,361
Exxon Mobil Corp. #	290,930	18,485,692	348,257	22,128,250	104,100	6,614,514
Forest Oil Corp. †	6,800	354,280	7,500	390,750	--	--
Frontier Oil Corp.	97,660	4,331,221	111,200	4,931,720	19,400	860,390
Giant Industries, Inc. †	39,350	2,303,549	46,900	2,745,526	11,000	643,940
Grey Wolf, Inc. †	163,500	1,378,305	190,200	1,603,386	58,400	492,312
Harvest Natural
Resources, Inc. † (SB)	48,900	524,697	58,700	629,851	17,500	187,775
Helmerich & Payne, Inc.	12,400	748,836	13,800	833,382	--	--
Hindustan Petroleum Corp.,
Ltd. (India)	180,368	1,297,960	--	--	--	--
Holly Corp.	27,450	1,756,251	31,100	1,989,778	4,300	275,114
Houston Exploration Co. †	11,000	739,750	12,200	820,450	--	--
KCS Energy, Inc. †	23,100	635,943	25,800	710,274	--	--
Lukoil (Russia)	29,155	1,683,701	--	--	--	--
Lukoil ADR (Russia)	57,664	3,350,278	--	--	--	--
Marathon Oil Corp.	37,010	2,551,099	44,060	3,037,056	13,200	909,876
Norsk Hydro ASA (Norway)	20,122	2,261,558	17,518	1,968,888	4,341	487,895
Occidental Petroleum Corp.	11,400	973,902	13,200	1,127,676	4,100	350,263
Oil States
International, Inc. †	25,400	922,274	28,200	1,023,942	--	--
Petro-Canada (Canada)	5,100	213,881	--	--	--	--
PetroChina Co., Ltd. (China)	883,000	739,865	--	--	--	--
Petroleo Brasileiro SA
(Preference) ADR (Brazil)	61,381	3,913,039	--	--	--	--
Petroleo Brasileiro SA ADR
(Brazil)	40,930	2,926,086	--	--	--	--
Petroleum Development
Corp. †	32,520	1,246,817	37,300	1,430,082	7,100	272,214
PT Bumi Resources Tbk.
(Indonesia)	13,077,000	1,144,874	--	--	--	--
PTT PCL (Thailand)	265,600	1,578,719	--	--	--	--
Questar Corp.	23,700	2,088,444	28,100	2,476,172	8,400	740,208
Remington Oil & Gas Corp. †	15,000	622,500	16,800	697,200	--	--
Repsol YPF, SA (Spain)	27,001	877,540	30,313	985,181	7,209	234,295
Royal Dutch Shell PLC Class A
(Netherlands)	105,704	3,500,397	90,833	3,007,943	22,606	748,600
Royal Dutch Shell PLC Class B
(Netherlands)	182,282	6,313,348	184,970	6,406,447	44,128	1,528,376
Saipem SpA (Italy)	42,500	718,810	--	--	--	--
Sasol, Ltd. (South Africa)	64,169	2,487,891	--	--	--	--
Statoil ASA (Norway)	162,315	4,044,311	137,500	3,426,010	34,200	852,142
Sunoco, Inc.	60,540	4,734,228	70,500	5,513,100	21,600	1,689,120
Tesoro Petroleum Corp.	43,150	2,901,406	49,000	3,294,760	7,800	524,472
Thai Oil PCL (Thailand)	366,000	646,407	--	--	--	--
Total SA (France)	14,591	3,994,564	13,819	3,783,215	3,439	941,492
Total SA 144A (France)	1,068	292,385	--	--	--	--
Valero Energy Corp.	22,813	2,579,238	26,616	3,009,205	8,097	915,447
Veritas DGC, Inc. †	67,200	2,460,864	76,600	2,805,092	15,300	560,286
Vintage Petroleum, Inc.	10,900	497,694	12,100	552,486	--	--
Vostok Nafta Investment, Ltd.
(Sweden) † (SG)	51,860	2,070,427	--	--	--	--
		------------------------		------------------------		------------------------
		129,537,838		112,070,510		28,211,181

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Financial		3.6%		3.2%		1.8%

Advanta Corp. Class B	12,900	$364,167	15,500	$437,565	4,600	$129,858
AMRESCO Creditor
Trust (F) ‡ † (R)	501,000	501	--	--	240,000	240
Asset Acceptance
Capital Corp. †	14,000	419,580	15,700	470,529	--	--
Bank of America Corp. #	159,856	6,729,938	190,194	8,007,167	56,600	2,382,860
Citigroup, Inc. #	225,553	10,267,173	269,237	12,255,668	80,600	3,668,912
Contifinancial Corp.
Liquidating Trust Units	1,878,703	18,787	--	--	500,683	5,007
Deutsche Boerse AG
(Germany)	2,365	226,341	2,655	254,096	631	60,390
E.Sun Financial Holding Co.,
Ltd. (Taiwan)	316,480	216,270	--	--	--	--
First American Corp.	94,400	4,311,248	111,400	5,087,638	29,200	1,333,564
Freddie Mac	9,300	525,078	11,000	621,060	3,300	186,318
Hitachi Capital Corp. (Japan)	25,200	530,374	28,200	593,514	6,800	143,117
Hong Kong Exchanges and
Clearing, Ltd. (Hong Kong)	110,000	376,474	--	--	--	--
HRPT Properties Trust (R)	103,120	1,279,719	125,300	1,554,973	37,400	464,134
JPMorgan Chase & Co.	85,502	2,901,083	101,581	3,446,643	30,500	1,034,865
Lehman Brothers Holdings, Inc.	24,100	2,807,168	28,000	3,261,440	8,500	990,080
Loews Corp.	35,720	3,300,885	42,700	3,945,907	12,900	1,192,089
London Stock Exchange PLC
(United Kingdom)	108,470	1,093,674	116,873	1,178,399	28,960	291,996
Man Group PLC
(United Kingdom)	110,731	3,243,641	115,862	3,393,944	28,833	844,605
MGIC Investment Corp.	15,500	995,100	18,000	1,155,600	5,500	353,100
Mitsubishi Tokyo Finance
Group, Inc. (Japan)	236	3,103,071	255	3,352,894	63	828,362
Nasdaq Stock Market, Inc.
(The) †	12,400	314,340	13,900	352,365	--	--
Nationwide Financial
Services, Inc. Class A	16,400	656,820	20,000	801,000	5,900	236,295
New Century
Financial Corp. (R)	14,500	525,915	17,000	616,590	5,100	184,977
Nuveen Investments, Inc.
Class A	42,200	1,662,258	48,600	1,914,354	11,600	456,924
Orix Corp. (Japan)	11,800	2,134,663	7,000	1,266,325	1,700	307,536
Royal Bank of Scotland Group
PLC (United Kingdom)	112,129	3,191,371	103,192	2,937,010	25,680	730,894
Sampo OYJ Class A (Finland)	33,600	534,663	37,700	599,905	9,000	143,213
Student Loan Corp.	1,360	322,157	1,470	348,214	--	--
Tower, Ltd. (New Zealand) †	213,882	342,488	240,120	384,502	57,104	91,440
Wachovia Corp.	36,700	1,746,553	42,900	2,041,611	12,900	613,911
Washington Mutual, Inc.	15,300	600,066	17,800	698,116	5,500	215,710
WFS Financial, Inc. †	9,700	651,743	10,700	718,933	--	--
		------------------------		------------------------		------------------------
		55,393,309		61,695,962		16,890,397

Health Care		8.9%		7.9%		3.9%

Abbott Laboratories	74,720	3,168,128	88,975	3,772,540	26,500	1,123,600
Aetna, Inc.	21,000	1,808,940	25,000	2,153,500	7,400	637,436
Albany Molecular
Research, Inc. †	34,041	414,619	37,787	460,246	--	--
Alfresa Holdings Corp. (Japan)	3,400	158,419	3,800	177,056	900	41,934
Allergan, Inc.	18,400	1,685,808	22,100	2,024,802	6,500	595,530
Alpharma, Inc. Class A	20,300	504,861	22,300	554,601	--	--
Amedisys, Inc. † (SG) (SB)	14,900	581,100	16,700	651,300	--	--
American Medical Systems
Holdings, Inc. †	27,800	560,170	30,900	622,635	--	--
Amgen, Inc. †	47,300	3,768,391	55,100	4,389,817	16,900	1,346,423

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Health Care continued

Analogic Corp.	6,000	$302,460	6,600	$332,706	--	$--
Applera Corp.-Celera
Genomics Group †	101,350	1,229,376	121,200	1,470,156	36,100	437,893
Applera Corp.-Applied
Biosystems Group	61,400	1,426,936	72,600	1,687,224	21,700	504,308
Apria Healthcare Group, Inc. †	8,750	279,213	9,600	306,336	--	--
Astellas Pharma, Inc. (Japan)	32,800	1,235,934	36,300	1,367,817	8,500	320,288
AstraZeneca PLC
(United Kingdom)	111,328	5,189,055	109,669	5,111,729	27,326	1,273,679
Bausch & Lomb, Inc.	25,380	2,047,658	29,460	2,376,833	9,100	734,188
Bayer AG (Germany)	14,000	516,099	15,700	578,768	3,700	136,398
Becton, Dickinson and Co.	77,200	4,047,596	91,700	4,807,831	27,700	1,452,311
Biosite, Inc. †	4,700	290,742	5,200	321,672	--	--
Bristol-Myers Squibb Co.	258,560	6,220,954	307,625	7,401,458	91,600	2,203,896
Caremark Rx, Inc. †	17,766	887,056	21,146	1,055,832	6,362	317,655
Celesio AG (Germany)	1,526	133,683	1,713	150,065	407	35,655
Cephalon, Inc. †	10,800	501,336	11,800	547,756	--	--
Cerner Corp. † (SG) (SB)	7,700	669,361	8,600	747,598	--	--
Chugai Pharmaceutical Co.,
Ltd. (Japan)	117,600	2,246,770	123,000	2,349,938	30,600	584,619
CIGNA Corp.	10,630	1,252,852	12,928	1,523,694	3,900	459,654
Conmed Corp. †	12,000	334,560	13,200	368,016	--	--
Connetics Corp. †	20,300	343,273	22,600	382,166	--	--
Coventry Health Care, Inc. †	45,320	3,898,426	52,797	4,541,598	16,200	1,393,524
Dade Behring Holdings, Inc.	40,790	1,495,361	45,100	1,653,366	--	--
Daiichi Sankyo Co., Ltd.
(Japan) †	25,500	523,187	--	--	--	--
DJ Orthopedics, Inc. †	51,300	1,484,622	57,800	1,672,732	7,900	228,626
Eli Lilly Co.	14,740	788,885	17,100	915,192	5,200	278,304
Enzon, Inc. †	27,200	180,336	30,600	202,878	--	--
First Horizon Pharmaceutical
Corp. † (SG) (SB)	33,600	667,632	37,400	743,138	--	--
Foxhollow Technologies, Inc. †
(SG) (SB)	8,400	399,924	9,300	442,773	--	--
Genentech, Inc. †	17,300	1,456,833	20,200	1,701,042	6,200	522,102
Genesis HealthCare Corp. †	92,501	3,729,640	107,400	4,330,368	24,187	975,220
Gilead Sciences, Inc. †	68,100	3,320,556	79,200	3,861,792	24,300	1,184,868
GlaxoSmithKline PLC
(United Kingdom)	168,600	4,300,571	149,849	3,822,279	37,291	951,202
Haemonetics Corp. † (SB)	45,400	2,157,862	50,500	2,400,265	3,342	158,845
Humana, Inc. †	66,420	3,180,190	78,900	3,777,732	23,750	1,137,150
Intuitive Surgical, Inc. †	4,600	337,134	5,100	373,779	--	--
Invitrogen Corp. † (SB)	16,100	1,211,203	18,700	1,406,801	5,800	436,334
Johnson & Johnson #	206,912	13,093,391	243,304	15,396,277	73,600	4,657,408
Kindred Healthcare, Inc. †	49,000	1,460,200	55,900	1,665,820	9,900	295,020
Kinetic Concepts, Inc. †	20,700	1,175,760	24,100	1,368,880	7,400	420,320
Kos Pharmaceuticals, Inc. †	14,000	937,020	15,500	1,037,415	--	--
LCA-Vision, Inc.	14,200	527,104	16,500	612,480	5,100	189,312
LifeCell Corp. †	26,100	564,543	29,100	629,433	--	--
Lincare Holdings, Inc. †	21,600	886,680	25,900	1,063,195	7,800	320,190
Magellan Health
Services, Inc. †	11,100	390,165	12,400	435,860	--	--
MEDICEO Holdings Co., Ltd.
(Japan) (SG) (SB)	35,900	573,412	40,300	643,690	9,600	153,336
Medicines Co. †	15,200	349,752	17,000	391,170	--	--
Mentor Corp. (SG) (SB)	24,500	1,347,745	27,800	1,529,278	4,200	231,042
Merck & Co., Inc.	133,660	3,636,889	155,813	4,239,672	47,850	1,301,999
Novartis AG (Switzerland)	10,247	521,930	--	--	--	--
OraSure Technologies, Inc. †	47,300	446,039	52,600	496,018	--	--
Owens & Minor, Inc.	39,600	1,162,260	43,700	1,282,595	--	--

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Health Care continued

Parexel International Corp. †	22,500	$452,025	25,000	$502,250	--	$--
Pediatrix Medical
Group, Inc. †	7,300	560,786	8,100	622,242	--	--
Per-Se Technologies, Inc. †	20,400	421,464	22,700	468,982	--	--
PerkinElmer, Inc.	66,400	1,352,568	76,900	1,566,453	23,300	474,621
Perrigo Co.	22,800	326,268	25,700	367,767	--	--
Pfizer, Inc.	125,449	3,132,462	150,197	3,750,419	45,000	1,123,650
Pharmion Corp. †	7,400	161,394	8,300	181,023	--	--
PRA International †	15,900	481,929	17,700	536,487	--	--
Regeneron
Pharmaceuticals, Inc. †	24,600	233,454	27,700	262,873	--	--
Respironics, Inc. †	16,300	687,534	17,700	746,586	--	--
Roche Holding AG
(Switzerland)	29,567	4,124,561	27,772	3,874,161	6,911	964,076
Sanofi-Synthelabo SA (France)	2,306	191,117	--	--	--	--
Schering AG (Germany)	8,600	546,668	9,600	610,234	2,300	146,202
Schering-Plough Corp.	31,800	669,390	37,400	787,270	11,300	237,865
Serologicals Corp. †	13,700	309,072	15,200	342,912	--	--
Sierra Health
Services, Inc. † (SB)	71,130	4,898,723	82,788	5,701,610	17,300	1,191,451
Sun Healthcare Group, Inc. †	122	898	--	--	--	--
Sybron Dental
Specialties, Inc. †	22,700	943,866	25,200	1,047,816	--	--
Taisho Pharmaceutical Co.,
Ltd. (Japan)	103,000	1,858,763	81,000	1,461,746	20,000	360,925
Takeda Pharmaceutical Co.,
Ltd. (Japan)	7,900	471,267	--	--	--	--
Techne Corp. †	7,600	433,048	9,000	512,820	--	--
Terumo Corp. (Japan)	3,000	96,629	--	--	--	--
Teva Pharmaceutical
Industries, Ltd. ADR (Israel)	29,500	985,890	--	--	--	--
Third Wave
Technologies, Inc. †	34,800	172,260	39,300	194,535	--	--
United Therapeutics Corp. †	6,500	453,700	7,200	502,560	--	--
UnitedHealth Group, Inc.	109,638	6,161,656	130,412	7,329,154	39,260	2,206,412
Universal Health
Services, Inc. Class B	23,900	1,138,357	27,800	1,324,114	8,600	409,618
Vertex Pharmaceuticals, Inc. †	22,900	511,815	25,500	569,925	--	--
ViaCell, Inc. † (SC)	87,500	507,500	103,600	600,880	31,000	179,800
Vital Signs, Inc.	16,300	751,267	18,100	834,229	--	--
WellPoint, Inc. †	21,860	1,657,425	26,440	2,004,681	7,800	591,396
Wyeth	63,200	2,924,264	73,700	3,410,099	22,600	1,045,702
		------------------------		------------------------		------------------------
		135,628,622		150,445,438		35,971,987

Insurance		3.2%		2.4%		1.2%

Aegon NV (Netherlands)	59,602	887,350	64,219	956,088	15,913	236,912
Alleghany Corp. †	4,830	1,477,980	5,700	1,744,200	1,700	520,200
Allianz AG (Germany)	8,700	1,178,834	9,400	1,273,683	2,300	311,646
Allstate Corp.	28,180	1,558,072	32,927	1,820,534	9,900	547,371
American Equity Investment
Life Holding Co.	55,600	631,060	65,000	737,750	19,600	222,460
American Financial Group, Inc.	57,850	1,962,851	66,840	2,267,881	20,300	688,779
AmerUs Group Co. (SG) (SB)	14,240	816,949	15,800	906,446	--	--
Cathay Financial Holding Co.,
Ltd. (Taiwan)	897,000	1,675,194	--	--	--	--
China Life Insurance Co., Ltd.
(China) †	1,390,000	1,075,089	--	--	--	--
Commerce Group, Inc.	25,660	1,488,793	29,300	1,699,986	5,739	332,977
Corp. Mapfre SA (Spain)	106,435	1,832,230	111,367	1,917,132	28,417	489,186
Direct General Corp. (SB)	43,760	863,385	52,300	1,031,879	15,650	308,775

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Insurance continued

FBL Financial Group, Inc.
Class A	6,500	$194,675	7,200	$215,640	--	$--
FPIC Insurance Group, Inc. †	24,690	888,593	28,700	1,032,913	8,700	313,113
Fremont General Corp. (SG)	53,900	1,176,637	62,900	1,373,107	18,988	414,508
HCC Insurance Holdings, Inc.	14,657	418,164	16,030	457,336	--	--
ING Groep NV (Netherlands)	127,145	3,798,112	117,641	3,514,206	29,275	874,511
Insurance Australia Group,
Ltd. (Australia)	578,088	2,409,566	604,875	2,521,218	150,527	627,421
Landamerica Financial
Group, Inc. (SC)	34,640	2,239,476	40,200	2,598,930	8,000	517,200
Liberty Group, Ltd.
(South Africa)	144,900	1,466,632	--	--	--	--
Muenchener
Rueckversicherungs-
Gesellschaft AG (Germany)	4,400	503,899	4,900	561,160	1,200	137,427
Odyssey Re Holdings Corp.
(SG) (SB) (SC)	24,970	637,734	30,300	773,862	9,300	237,522
Ohio Casualty Corp.	8,800	238,656	9,800	265,776	--	--
Philadelphia Consolidated
Holding Corp. †	7,800	662,220	9,500	806,550	2,800	237,720
QBE Insurance Group, Ltd.
(Australia)	196,413	2,800,911	154,093	2,197,414	38,347	546,840
Riunione Adriatica di Sicurta
SpA (RAS) (Italy)	26,915	614,528	--	--	--	--
Safety Insurance Group, Inc.	17,600	626,384	21,300	758,067	6,300	224,217
Samsung Fire & Marine
Insurance (South Korea)	3,750	389,049	--	--	--	--
Selective Insurance Group	5,600	273,840	6,200	303,180	--	--
Stancorp Financial Group	3,400	286,280	3,800	319,960	--	--
Stewart Information Services	12,060	617,472	13,350	683,520	--	--
Swiss Re (Switzerland)	12,241	807,266	13,190	869,850	3,268	215,517
UICI	49,790	1,792,440	57,700	2,077,200	17,500	630,000
United Fire & Casualty Co.	11,700	527,787	12,500	563,875	--	--
W.R. Berkley Corp.	38,830	1,533,008	46,335	1,829,306	13,950	550,746
Zenith National
Insurance Corp.	69,510	4,357,582	80,900	5,071,621	15,633	980,033
Zurich Financial Services AG
(Switzerland) †	23,434	4,008,998	19,750	3,378,753	4,914	840,668
		------------------------		------------------------		------------------------
		48,717,696		46,529,023		11,005,749

Investment Banking/Brokerage		1.6%		1.3%		0.7%

A.G. Edwards, Inc.	35,700	1,564,017	41,700	1,826,877	12,800	560,768
Affiliated Managers Group †	28,830	2,087,869	33,500	2,426,070	6,660	482,317
Ameritrade Holding Corp.
Class A †	63,500	1,363,980	73,800	1,585,224	22,600	485,448
Calamos Asset Management,
Inc. Class A	38,000	937,840	44,700	1,103,196	13,400	330,712
Credit Suisse Group
(Switzerland)	74,120	3,295,117	72,325	3,215,317	17,999	800,173
Deutsche Bank AG (Germany)	9,000	845,719	9,700	911,497	2,400	225,525
Eaton Vance Corp.	80,500	1,998,010	93,900	2,330,598	28,900	717,298
Harris & Harris
Group, Inc. † (SG) (SB) (SC)	26,300	291,930	31,400	348,540	9,400	104,340
IndyMac Bancorp, Inc.	60,780	2,405,672	69,980	2,769,808	18,100	716,398
Investment Technology
Group, Inc. †	24,900	737,040	27,700	819,920	--	--
Lazard, Ltd. Class A (Bermuda)	17,400	440,220	19,300	488,290	--	--
Lend Lease Corp., Ltd.
(Australia)	70,913	757,890	79,612	850,861	18,933	202,348

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Investment Banking/Brokerage continued

Macquarie Bank, Ltd.
(Australia)	18,270	$ 1,050,930	5,920	$340,531	1,408	$80,991
Morgan Stanley	23,400	1,262,196	27,200	1,467,168	8,400	453,096
Raymond James Financial, Inc.	80,900	2,598,508	96,700	3,106,004	29,000	931,480
Schroders PLC
(United Kingdom)	65,282	1,067,011	70,339	1,149,665	17,430	284,887
Yuanta Core Pacific
Securities Co. (Taiwan)	1,272,757	814,073	--	--	--	--
		------------------------		------------------------		------------------------
		23,518,022		24,739,566		6,375,781

Other		0.6%		2.0%		1.6%

iShares MSCI Emerging Markets
Index Fund (SB) (SC)	17,200	1,459,936	250,110	21,229,337	116,100	9,854,568
iShares MSCI Hong Kong Index
Fund	--	--	14,800	200,984	7,000	95,060
iShares MSCI Malaysia Index
Fund	--	--	5,400	39,528	2,600	19,032
iShares MSCI Singapore Index
Fund	--	--	7,400	59,052	3,500	27,930
iShares MSCI South Korea Index
Fund (SB) (SC)	--	--	4,100	161,745	1,900	74,955
iShares MSCI Taiwan Index Fund	--	--	11,700	137,007	5,600	65,576
iShares Russell 1000 Growth
Index Fund (SG)	139,800	6,966,234	195,800	9,756,714	93,100	4,639,173
iShares Russell 2000 Value
Index Fund	5,827	384,174	12,482	822,938	--	--
S&P 500 Index Depositary
Receipts (SPDR Trust
Series 1) (SB)	--	--	50,760	6,245,510	--	--
		------------------------		------------------------		------------------------
		8,810,344		38,652,815		14,776,294

Photography/Imaging		0.1%		0.1%		--%

Imation Corp.	19,800	848,826	21,500	921,705	--	--
Konica Corp. (Japan)	22,000	200,353	--	--	--	--
		------------------------		------------------------		------------------------
		1,049,179		921,705		--

Real Estate		1.3%		1.2%		0.5%

American Home Mortgage
Investment Corp. (R)	37,300	1,130,190	44,000	1,333,200	13,200	399,960
Arbor Realty Trust, Inc (R)	10,600	297,860	11,700	328,770	--	--
Boston Properties, Inc. (R)	13,300	942,970	15,500	1,098,950	4,800	340,320
Boykin Lodging Co. (R) †	19,300	239,706	21,000	260,820	--	--
Brookfield Homes Corp.	13,900	771,867	15,500	860,715	--	--
Capital Trust, Inc.
Class A (R)	6,700	215,472	7,400	237,984	--	--
CBL & Associates
Properties (R)	45,500	1,865,045	53,500	2,192,965	11,600	475,484
Cousins Properties, Inc. (R)	45,970	1,389,213	54,700	1,653,034	16,300	492,586
Entertainment Properties
Trust (R)	4,797	214,090	5,290	236,093	--	--
Innkeepers USA Trust (R)	26,400	407,880	28,800	444,960	--	--
Jones Lang LaSalle, Inc.	22,000	1,013,320	25,600	1,179,136	6,100	280,966
Leopalace21 Corp. (Japan)	11,000	265,972	--	--	--	--
Lexington Corporate Properties
Trust (R)	25,000	588,750	27,500	647,625	--	--
LTC Properties, Inc. (R)	53,410	1,132,292	62,100	1,316,520	8,956	189,867
Metrovacesa SA (Spain)	7,856	580,062	8,820	651,241	2,098	154,910
Mills Corp. (R)	6,800	374,544	7,500	413,100	--	--

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Real Estate continued

National Health
Investors, Inc. (R)	21,600	$596,376	23,900	$659,879	--	$--
Newcastle Investment
Corp. (R)	7,900	220,410	8,500	237,150	--	--
Omega Healthcare
Investors, Inc. (R)	18,300	254,736	19,900	277,008	--	--
RAIT Investment Trust (R)	45,740	1,303,590	53,600	1,527,600	12,508	356,478
Redwood Trust, Inc. (R) (SB)	9,700	471,517	10,800	524,988	--	--
Saxon Capital, Inc. (R)	50,900	603,165	61,000	722,850	18,200	215,670
SL Green Realty Corp. (R)	7,300	497,714	8,100	552,258	--	--
St. Joe Co. (The) (SB)	21,000	1,311,450	24,500	1,530,025	7,500	468,375
Tarragon Corp. (R) † (SG)
(SB) (SC)	46,200	857,472	54,100	1,004,096	16,400	304,384
Trizec Properties, Inc. (R)	16,600	382,796	18,400	424,304	--	--
Vornado Realty Trust (R)	17,800	1,541,836	20,700	1,793,034	6,300	545,706
		------------------------		------------------------		------------------------
		19,470,295		22,108,305		4,224,706

Semiconductor		0.4%		0.3%		0.1%

Advantest Corp. (Japan)	8,900	691,140	10,000	776,562	2,400	186,375
Brooks Automation, Inc. † (SB)	40,300	537,199	47,100	627,843	14,200	189,286
Cymer, Inc. †	11,300	353,916	12,500	391,500	--	--
Lam Research Corp. † (SG) (SB)	24,800	755,656	28,800	877,536	8,800	268,136
NEC Electronics Corp. (Japan)	17,100	570,402	19,200	640,452	4,600	153,442
Novatek Microelectronics
Corp., Ltd. (Taiwan)	155,369	679,695	--	--	--	--
Photronics, Inc. †	88,800	1,722,720	101,600	1,971,040	13,800	267,720
Tokyo Electron, Ltd. (Japan)	2,900	154,315	--	--	--	--
Veeco Instruments, Inc. †	40,400	648,016	48,100	771,524	14,300	229,372
		------------------------		------------------------		------------------------
		6,113,059		6,056,457		1,294,331

Software		2.4%		2.1%		1.1%

ANSYS, Inc. †	15,900	611,991	17,500	673,575	--	--
Autodesk, Inc.	65,410	3,037,640	76,100	3,534,084	23,400	1,086,696
BEA Systems, Inc. †	141,070	1,266,809	167,700	1,505,946	50,800	456,184
Blackboard, Inc. †	19,498	487,645	21,823	545,793	--	--
Check Point Software
Technologies, Ltd. (Israel) †	34,898	848,719	--	--	--	--
Citrix Systems, Inc. †	30,980	778,837	36,000	905,040	11,096	278,953
EPIQ Systems, Inc. †	12,100	264,022	13,400	292,388	--	--
Hyperion Solutions Corp. †	31,780	1,546,097	36,690	1,784,969	4,100	199,465
Internet Security
Systems, Inc. †	23,700	569,037	26,400	633,864	--	--
KONAMI Corp. (Japan)	12,600	284,089	14,200	320,164	3,400	76,659
McAfee, Inc. †	66,600	2,092,572	77,400	2,431,908	23,800	747,796
Microsoft Corp. #	515,400	13,261,242	613,731	15,791,299	185,300	4,767,769
MicroStrategy, Inc. †	12,300	864,567	13,700	962,973	--	--
NTT Data Corp. (Japan)	517	1,998,288	540	2,087,187	134	517,932
Oracle Corp. †	215,960	2,675,744	251,993	3,122,193	76,000	941,640
Parametric Technology Corp. †	66,200	461,414	74,200	517,174	--	--
Progress Software Corp. †	13,100	416,187	14,600	463,842	--	--
SAP AG (Germany)	929	161,267	--	--	--	--
SonicWall, Inc. †	72,100	457,835	78,900	501,015	--	--
Support.com, Inc. †	56,700	285,768	62,800	316,512	--	--
Symantec Corp. †	45,950	1,041,227	53,440	1,210,950	16,400	371,624
Synopsys, Inc. †	19,600	370,440	21,800	412,020	--	--
Tata Consultancy Services,
Ltd. (India)	32,706	1,102,544	--	--	--	--
The9, Ltd. ADR
(China) † (SG) (SB)	10,700	202,123	12,000	226,680	--	--

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Software continued

WebEx Communications, Inc. †	21,714	$532,210	24,165	$592,284	--	$--
Websense, Inc. †	30,760	1,575,220	36,800	1,884,528	11,000	563,310
		------------------------		------------------------		------------------------
		37,193,534		40,716,388		10,008,028

Technology		0.4%		0.4%		0.2%

Avnet, Inc. †	18,100	442,545	20,100	491,445	--	--
Dun & Bradstreet Corp. (The) †	9,900	652,113	11,500	757,505	3,500	230,545
Freescale Semiconductor, Inc.
Class B †	106,038	2,500,376	126,681	2,987,138	37,813	891,631
Motorola, Inc.	78,940	1,743,785	93,016	2,054,723	27,900	616,311
ON Semiconductor Corp. †	96,300	497,871	107,400	555,258	--	--
		------------------------		------------------------		------------------------
		5,836,690		6,846,069		1,738,487

Technology Services		0.5%		0.4%		0.1%

Covad Communications
Group, Inc. † (SG) (SC)	7,625	8,083	--	--	5,190	5,501
Covansys Corp. †	16,657	265,846	18,463	294,669	--	--
CSG Systems
International, Inc. †	19,700	427,687	21,500	466,765	--	--
DiamondCluster
International, Inc. Class A †	45,600	345,648	51,100	387,338	--	--
Infospace, Inc. †	35,500	847,385	40,800	973,896	9,300	221,991
Jupitermedia Corp. †	17,100	302,841	19,100	338,261	--	--
MTS Systems Corp.	53,100	2,005,587	60,150	2,271,866	6,800	256,836
Transaction Systems
Architects, Inc. †	24,100	671,185	28,000	779,800	8,600	239,510
Trizetto Group †	70,500	995,460	80,200	1,132,424	15,200	214,624
VeriSign, Inc. †	52,700	1,126,199	61,400	1,312,118	18,900	403,893
		------------------------		------------------------		------------------------
		6,995,921		7,957,137		1,342,355

Transportation		1.6%		1.2%		0.7%

Alaska Air Group, Inc. †	26,560	771,834	30,900	897,954	9,500	276,070
All America Latina Logistica
(Brazil)	7,545	300,645	--	--	--	--
AP Moller - Maersk A/S
(Denmark)	305	3,124,515	319	3,267,936	79	809,301
AP Moller - Maersk A/S
(Denmark)	41	411,404	--	--	--	--
Arriva PLC (United Kingdom)	165,784	1,722,875	173,466	1,802,709	44,262	459,983
British Airways PLC
(United Kingdom) †	84,153	435,783	50,467	261,341	12,002	62,152
Burlington Northern Santa
Fe Corp.	37,200	2,224,560	43,200	2,583,360	13,300	795,340
Canadian National Railway Co.
(Canada)	3,687	262,154	--	--	--	--
CNF Transportation, Inc.	30,230	1,587,075	34,980	1,836,450	8,900	467,250
Deutsche Lufthansa AG
(Germany)	28,627	380,989	32,100	427,210	7,600	101,146
Deutsche Post AG (Germany)	7,200	169,079	--	--	--	--
DSV, De Sammensluttede
Vognmaend A/S (Denmark)	8,375	893,146	9,400	1,002,456	2,225	237,283
ExpressJet
Holdings, Inc. † (SG) (SB)	145,150	1,301,996	168,941	1,515,401	35,577	319,126
FedEx Corp.	23,880	2,080,664	27,800	2,422,214	8,400	731,892
Frontline, Ltd. (Bermuda)	4,394	196,058	--	--	--	--
General Maritime Corp.
(SG) (SB)	11,000	404,910	12,160	447,610	--	--
Malaysia International
Shipping Corp. (Malaysia)	99,000	486,002	--	--	--	--

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Transportation continued

Malaysia International
Shipping Corp. (Malaysia)	75,000	$370,174	--	$--	--	$--
National Express Group PLC
(United Kingdom)	46,926	697,262	52,683	782,804	12,529	186,165
Neptune Orient Lines, Ltd.
(Singapore)	499,000	909,959	537,000	979,254	133,000	242,534
Norfolk Southern Corp.	52,860	2,144,002	61,500	2,494,440	18,900	766,584
Obrascon Huarte Lain Brasil SA
(Brazil) †	53,700	558,519	--	--	--	--
Obrascon Huarte Lain Brasil SA
144A (Brazil) †	62,100	645,885	--	--	--	--
Orient Overseas International,
Ltd. (Hong Kong)	172,000	642,991	170,000	635,514	40,000	149,533
Overseas Shipholding Group	10,400	606,632	12,100	705,793	3,700	215,821
Singapore Airlines, Ltd.
(Singapore)	86,000	590,645	97,000	666,193	23,000	157,963
WAN HAI Lines, Ltd. (Taiwan)	565,330	414,467	--	--	--	--
World Air Holdings, Inc. †	27,900	295,740	31,400	332,840	--	--
		------------------------		------------------------		------------------------
		24,629,965		23,061,479		5,978,143

Utilities & Power		3.0%		2.4%		1.4%

American Electric
Power Co., Inc.	33,600	1,333,920	39,100	1,552,270	12,000	476,400
Centrais Eletricas Brasileiras
SA (Brazil)	52,200	1,010,626	--	--	--	--
Centrica PLC
(United Kingdom)	208,328	906,538	224,466	976,762	55,621	242,034
Cia de Saneamento Basico do
Estado de Sao Paulo (Brazil)	16,603	1,176,563	--	--	--	--
E.On AG (Germany)	33,265	3,071,733	32,500	3,001,092	8,100	747,965
Edison International	52,470	2,480,782	62,015	2,932,069	18,800	888,864
Electric Power Development Co.
(Japan)	16,300	545,155	18,300	612,046	4,400	147,158
Energen Corp.	84,080	3,637,301	96,400	4,170,264	23,306	1,008,218
Energias de Portugal (EDP) SA
(Portugal)	191,315	535,062	229,710	642,444	64,538	180,497
Equitable Resources, Inc.	32,800	1,281,168	40,000	1,562,400	11,800	460,908
Korea Electric Power Corp.
(South Korea)	9,610	328,642	--	--	--	--
MDU Resources Group, Inc.	26,700	951,855	31,000	1,105,150	9,400	335,110
National Fuel Gas Co.	42,800	1,463,760	52,100	1,781,820	16,700	571,140
National Grid PLC
(United Kingdom)	61,604	579,183	69,161	650,231	16,447	154,630
National Thermal Power Corp.,
Ltd. (India)	254,745	614,542	--	--	--	--
National Thermal Power Corp.,
Ltd. 144A (India)	3,400	8,202	--	--	--	--
ONEOK, Inc.	57,090	1,942,202	66,400	2,258,928	20,400	694,008
Ormat Technologies, Inc.	12,400	274,412	13,800	305,394	--	--
Osaka Gas Co., Ltd. (Japan)	852,000	2,984,857	892,000	3,124,991	222,000	777,744
PG&E Corp.	91,100	3,575,675	108,400	4,254,700	32,200	1,263,850
RWE AG (Germany)	18,508	1,227,127	17,276	1,145,442	4,273	283,311
Scottish and Southern Energy
PLC (United Kingdom)	26,673	485,501	--	--	--	--
Sempra Energy	59,420	2,796,305	69,100	3,251,846	21,300	1,002,378
Sierra Pacific Resources †	188,300	2,796,255	225,000	3,341,250	67,100	996,435
Suez SA (France)	111,818	3,241,858	109,875	3,185,526	27,343	792,736
Transmontaigne, Inc. †	62,000	495,380	68,200	544,918	--	--
TXU Corp.	12,600	1,422,288	14,700	1,659,336	4,500	507,960
UGI Corp.	27,700	779,755	32,000	900,800	9,700	273,055

COMMON STOCKS*	Growth 81.7%		Balanced 64.9%		Conservative 33.7%

	Shares	Value	Shares	Value	Shares	Value

Utilities & Power continued

Unified Energy System GDR
(Russia)	29,761	$ 1,154,727	--	$ --	--	$--
UniSource Energy Corp.	28,530	948,337	33,100	1,100,244	10,200	339,048
Veolia Environnement (France)	33,114	1,401,554	35,679	1,510,117	8,841	374,196
Westar Energy, Inc.	26,000	627,380	28,700	692,531	--	--
		------------------------		------------------------		------------------------
		46,078,645		46,262,571		12,517,645

Total common stocks
(cost $1,102,508,161,
$1,121,104,366 and $266,404,048)		$1,245,192,343		$1,239,015,400		$ 308,971,129

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Basic Materials		0.3%		0.5%		0.7%

Abitibi-Consolidated, Inc.
bonds 8.55s, 2010
(Canada)	$130,000	$ 132,275	$175,000	$ 178,063	$--	$--
Alcan, Inc. notes 5s, 2015
(Canada)	--	--	115,000	113,092	110,000	108,175
BCP Crystal US Holdings
Corp. sr. sub. notes 9 5/8s,
2014	290,000	322,625	410,000	456,125	190,000	211,375
Chaparral Steel Co. 144A
sr. unsecd. notes 10s, 2013	140,000	147,700	190,000	200,450	90,000	94,950
Chevron Phillips
Chemical Co., LLC
notes 5 3/8s, 2007	--	--	770,000	778,362	495,000	500,375
Compass Minerals Group,
Inc. company guaranty 10s,
2011	130,000	140,400	130,000	140,400	40,000	43,200
Compass Minerals
International, Inc. sr. notes
stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††	160,000	140,800	165,000	145,200	50,000	44,000
Dow Chemical Co. (The)
debs. 8.55s, 2009	--	--	335,000	381,163	215,000	244,627
Dow Chemical Co. (The)
notes 6s, 2012	--	--	--	--	70,000	74,127
Dow Chemical Co. (The)
Pass Through Trust 144A
company guaranty 4.027s,
2009	--	--	270,000	259,864	320,000	307,987
Equistar Chemicals, LP/
Equistar Funding Corp.
company guaranty
10 1/8s, 2008	350,000	378,000	473,000	510,840	222,000	239,760
Georgia-Pacific Corp.
bonds 7 3/4s, 2029	170,000	182,325	241,000	258,473	--	--
Georgia-Pacific Corp.
company guaranty 8 7/8s,
2010	165,000	183,975	230,000	256,450	215,000	239,725
Georgia-Pacific Corp.
sr. notes 8s, 2014	--	--	165,000	180,675	165,000	180,675
Huntsman International,
LLC company guaranty
10 1/8s, 2009	130,000	133,250	175,000	179,375	80,000	82,000

CORPORATE BONDS AND NOTES* Growth 4.2%				Balanced 7.6%			Conservative 10.8%

		Principal		Principal			Principal

		amount	Value	amount	Value		amount	Value
Basic Materials continued

Huntsman, LLC company
guaranty 11 5/8s, 2010		$156,000 $	178,230	$211,000 $	241,068	$	-- $	--
ICI Wilmington, Inc. company
guaranty 5 5/8s, 2013		--	--	255,000	257,385		245,000	247,291
Innophos, Inc. 144A
sr. sub. notes 8 7/8s, 2014		175,000	178,938	250,000	255,625		115,000	117,588
International Paper Co.
notes 6 3/4s, 2011		--	--	150,000	160,765		145,000	155,406
Ispat Inland ULC sec.
notes 9 3/4s, 2014		240,000	278,400	305,000	353,800		150,000	174,000
Lubrizol Corp. (The)
sr. notes 5 1/2s, 2014		--	--	100,000	100,351		95,000	95,333
Lyondell Chemical Co.
notes Ser. A, 9 5/8s, 2007		380,000	399,000	539,000	565,950		253,000	265,650
MDP Acquisitions PLC
sr. notes 9 5/8s, 2012
(Ireland)		285,000	286,425	405,000	407,025		190,000	190,950
Nalco Co. sr. sub. notes
8 7/8s, 2013		230,000	236,038	295,000	302,744		145,000	148,806
Nell AF Sarl 144A
sr. notes
8 3/8s, 2015
(Luxembourg)		105,000	102,638	80,000	78,200		--	--
Nell AF Sarl 144A
sr. notes 8 3/8s,
2015
(Luxembourg)	EUR	--	--	50,000	62,159		55,000	68,374
Newmont Mining
Corp. notes
5 7/8s, 2035		$--	--	$145,000	142,113		$135,000	132,312
Norske Skog Canada,
Ltd. company guaranty
Ser. D, 8 5/8s, 2011
(Canada)		155,000	155,775	216,000	217,080		100,000	100,500
Novelis, Inc. 144A
sr. notes 7 1/4s, 2015		225,000	212,625	320,000	302,400		150,000	141,750
Potash Corp. of
Saskatchewan notes
7 3/4s, 2011 (Canada)		--	--	105,000	119,455		105,000	119,455
Praxair, Inc. notes 6 3/8s,
2012		--	--	105,000	114,187		80,000	86,999
Rockwood Specialties
Group, Inc. 144A
sub. notes 7 1/2s, 2014		170,000	164,900	240,000	232,800		110,000	106,700
Steel Dynamics, Inc.
company guaranty
9 1/2s, 2009		210,000	222,600	300,000	318,000		120,000	127,200
Sterling Chemicals, Inc.
sec. notes 10s, 2007 ‡‡		102,282	101,259	--	--		68,188	67,506
Stone Container Corp.
sr. notes 9 3/4s, 2011		345,000	348,450	485,000	489,850		225,000	227,250
Teck Cominco, Ltd.
notes 6 1/8s, 2035
(Canada)		--	--	140,000	136,864		140,000	136,864
Teck Cominco, Ltd.
notes 5 3/8s, 2015
(Canada)		--	--	25,000	24,861		25,000	24,861

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Basic Materials continued

Tembec Industries, Inc.
company guaranty
8 1/2s, 2011
(Canada)	$45,000	$29,363	$48,000	$ 31,320 $	21,000	$ 13,703
Texas Industries, Inc.
144A sr. notes 7 1/4s,
2013	45,000	46,800	65,000	67,600	30,000	31,200
Ucar Finance, Inc.
company guaranty
10 1/4s, 2012	170,000	182,325	255,000	273,488	120,000	128,700
United States Steel
Corp. sr. notes
9 3/4s, 2010	80,000	87,800	105,000	115,238	76,000	83,410
Weyerhaeuser Co.
debs. 7.95s, 2025	--	--	205,000	240,813	185,000	217,319
Weyerhaeuser Co.
debs. 7 3/8s, 2032	--	--	180,000	203,619	180,000	203,619
Weyerhaeuser Co.
notes 6 3/4s, 2012	--	--	85,000	91,847	110,000	118,861
Wheeling-Pittsburgh
Steel Corp. sr.
notes 6s, 2010 ‡‡	--	--	--	--	403	322
Wheeling-Pittsburgh
Steel Corp. sr.
notes 5s, 2011 ‡‡	--	--	--	--	688	550
WHX Corp. sr. notes
10 1/2s, 2005
(In default) † (F)****	145,000	15	--	--	60,000	6
		------------------------		------------------------		------------------------
		4,972,931		9,945,139		5,903,461

Capital Goods		0.3%		0.4%		0.5%

Allied Waste North
America, Inc. company
guaranty Ser. B,
8 1/2s, 2008	370,000	385,725	--	--	--	--
Allied Waste North
America, Inc. sec.
notes Ser. B, 5 3/4s, 2011	10,000	9,325	120,000	111,900	55,000	51,288
Argo-Tech Corp.
sr. notes 9 1/4s, 2011	130,000	137,800	170,000	180,200	80,000	84,800
BE Aerospace, Inc.
sr. sub. notes Ser. B,
8 7/8s, 2011	70,000	73,500	--	--	--	--
Blount, Inc. sr. sub. notes
8 7/8s, 2012	115,000	122,475	155,000	165,075	85,000	90,525
Boeing Capital Corp.
sr. notes 6.1s, 2011	--	--	25,000	26,553	--	--
Boeing Co. (The) debs.
6 7/8s, 2043	--	--	150,000	179,431	185,000	221,298
Bombardier, Inc. 144A
notes 6 3/4s,
2012 (Canada)	145,000	135,938	185,000	173,438	100,000	93,750
Browning-Ferris
Industries, Inc.
debs. 7.4s, 2035	--	--	518,000	453,250	245,000	214,375
Bunge, Ltd. Finance Corp.
notes 5.35s, 2014	--	--	200,000	200,989	195,000	195,964

CORPORATE BONDS AND NOTES* Growth 4.2%				Balanced 7.6%		Conservative 10.8%

		Principal		Principal		Principal

		amount	Value	amount	Value	amount	Value
Capital Goods continued

Case New Holland, Inc.
company guaranty
9 1/4s, 2011		$175,000 $	185,063	$225,000 $	237,938	$110,000 $	116,325
Crown Euro Holdings
SA sec. notes 9 1/2s,
2011 (France)		400,000	438,000	560,000	613,200	--	--
Crown Euro Holdings
SA sec. sr. notes
10 7/8s, 2013 (France)		--	--	--	--	250,000	290,000
Decrane Aircraft Holdings
Co. company guaranty
zero %, 2008 ‡		--	--	--	--	297,000	142,560
Earle M. Jorgensen Co. sec.
notes 9 3/4s, 2012		170,000	182,750	170,000	182,750	120,000	129,000
Goodman Global
Holding Co., Inc.
144A sr. sub. notes
7 7/8s, 2012		120,000	108,600	155,000	140,275	75,000	67,875
Invensys PLC notes 9 7/8s,
2011 (United Kingdom)		240,000	238,500	320,000	318,000	150,000	149,063
L-3 Communications
Corp. company guaranty
7 5/8s, 2012		290,000	304,500	553,000	580,650	181,000	190,050
L-3 Communications
Corp. company guaranty
6 1/8s, 2013		75,000	74,625	--	--	--	--
L-3 Communications
Corp. 144A sr. sub.
notes 6 3/8s, 2015		170,000	171,275	355,000	357,663	230,000	231,725
Legrand SA debs. 8 1/2s,
2025 (France)		120,000	144,000	160,000	192,000	75,000	90,000
Lockheed Martin Corp.
bonds 8 1/2s, 2029		--	--	275,000	379,406	260,000	358,711
Manitowoc Co., Inc. (The)
company guaranty
10 1/2s, 2012		115,000	128,513	163,000	182,153	73,000	81,578
Milacron Escrow Corp.
sec. notes 11 1/2s, 2011		70,000	68,600	100,000	98,000	45,000	44,100
Owens-Brockway Glass
sr. sec. notes 8 3/4s, 2012		320,000	345,600	445,000	480,600	210,000	226,800
Pliant Corp. company
guaranty 13s, 2010		--	--	--	--	30,000	14,400
Polypore, Inc. notes
8 3/4s, 2012	EUR	180,000	199,631	240,000	266,174	115,000	127,542
Raytheon Co. debs.
7s, 2028		$--	--	$140,000	164,034	$130,000	152,317
Raytheon Co. debs.
6 3/4s, 2018		--	--	165,000	186,065	125,000	140,958
Raytheon Co. debs.
6s, 2010		--	--	--	--	14,000	14,620
Raytheon Co. notes
8.3s, 2010		--	--	220,000	249,613	270,000	306,343
Raytheon Co. notes
4.85s, 2011		--	--	180,000	178,701	160,000	158,845
Sealed Air Corp. 144A
notes 5 5/8s, 2013		--	--	205,000	205,563	135,000	135,371
Siebe PLC 144A
sr. unsub. 6 1/2s,
2010 (United Kingdom)		15,000	13,163	20,000	17,550	10,000	8,775

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Capital Goods continued

Solo Cup Co. sr. sub.
notes 8 1/2s, 2014	$180,000	$ 159,300	$240,000	$ 212,400 $	115,000	$101,775
TD Funding Corp.
company guaranty
8 3/8s, 2011	105,000	109,988	130,000	136,175	65,000	68,088
Tekni-Plex, Inc. 144A sec.
notes 10 7/8s, 2012	40,000	42,800	55,000	58,850	25,000	26,750
Terex Corp. company
guaranty 7 3/8s, 2014	245,000	247,450	328,000	331,280	151,000	152,510
		------------------------		------------------------		------------------------
		4,027,121		7,259,876		4,478,081

Communication Services		0.4%		0.7%		1.0%

Alamosa Delaware, Inc.
company guaranty
12s, 2009	97,000	107,428	215,000	238,113	--	--
Alamosa Delaware, Inc.
company guaranty
11s, 2010	131,000	147,703	103,000	116,133	128,000	144,320
American Cellular
Corp. sr. notes Ser. B,
10s, 2011	260,000	283,400	335,000	365,150	160,000	174,400
American Towers, Inc.
company guaranty
7 1/4s, 2011	130,000	138,125	250,000	265,625	95,000	100,938
Ameritech Capital
Funding company
guaranty 6 1/4s, 2009	--	--	450,000	468,461	295,000	307,102
Asia Global Crossing,
Ltd. sr. notes 13 3/8s,
2010 (Bermuda)
(In default) †	182,793	5,941	--	--	96,207	3,127
AT&T Corp. sr. notes
9 3/4s, 2031	365,000	462,181	670,000	848,388	415,000	525,494
AT&T Wireless Services,
Inc. notes 8 1/8s, 2012	--	--	30,000	35,180	50,000	58,634
AT&T Wireless Services,
Inc. sr. notes 8 3/4s, 2031	--	--	495,000	668,150	380,000	512,923
AT&T Wireless Services,
Inc. sr. notes 7 7/8s, 2011	--	--	210,000	239,084	325,000	370,012
Bellsouth Capital Funding
notes 7 3/4s, 2010	--	--	65,000	72,421	65,000	72,421
Centennial Cellular
Operating Co., LLC
company guaranty
10 1/8s, 2013	100,000	112,500	155,000	174,375	--	--
Centennial Cellular
Operating Co., LLC
sr. sub. notes 10 3/4s,
2008	74,000	76,035	100,000	102,750	104,000	106,860
Cincinnati Bell, Inc.
company guaranty
7 1/4s, 2013	300,000	318,750	425,000	451,563	180,000	191,250
Citizens Communications
Co. notes 9 1/4s, 2011	340,000	373,150	480,000	526,800	225,000	246,938
Citizens Communications
Co. sr. notes 6 1/4s, 2013	--	--	145,000	139,200	140,000	134,400

CORPORATE BONDS AND NOTES* Growth 4.2%				Balanced 7.6%		Conservative 10.8%

		Principal		Principal		Principal

		amount	Value	amount	Value	amount	Value
Communication Services continued

Deutsche Telekom
International Finance
BV company guaranty
8 3/4s, 2030
(Germany)	$	-- $	--	$280,000 $	361,485 $	425,000 $	548,683
Dobson Communications
Corp. sr. notes
8 7/8s, 2013		270,000	271,350	345,000	346,725	170,000	170,850
France Telecom notes
8 1/2s, 2031 (France)		--	--	20,000	26,803	--	--
France Telecom notes
7 3/4s, 2011 (France)		--	--	335,000	380,382	345,000	391,737
Globix Corp. company
guaranty 11s, 2008 ‡‡		64,266	60,571	--	--	33,323	31,407
Inmarsat Finance PLC
company guaranty
7 5/8s, 2012
(United Kingdom)		163,000	167,890	228,000	234,840	107,000	110,210
Intelsat Bermuda, Ltd.
144A sr. notes
8 5/8s, 2015
(Bermuda)		190,000	193,800	265,000	270,300	125,000	127,500
iPCS, Inc. sr. notes
11 1/2s, 2012		140,000	161,700	200,000	231,000	95,000	109,725
Level 3 Financing, Inc.
company guaranty
10 3/4s, 2011		110,000	91,988	160,000	133,800	75,000	62,719
Nextel Communications,
Inc. sr. notes Ser. F,
5.95s, 2014		540,000	552,780	735,000	752,395	340,000	348,047
Nextel Partners, Inc.
sr. notes 12 1/2s, 2009		331,000	355,825	448,000	481,600	82,000	88,150
PanAmSat Corp. company
guaranty 9s, 2014		180,000	189,900	225,000	237,375	110,000	116,050
Qwest Corp. notes
8 7/8s, 2012		530,000	579,025	720,000	786,600	330,000	360,525
Qwest Corp. 144A
sr. notes 7 5/8s, 2015		115,000	117,444	155,000	158,294	75,000	76,594
Rogers Wireless
Communications,
Inc. sec. notes 9 5/8s,
2011 (Canada)		220,000	253,000	315,000	362,250	145,000	166,750
Rural Cellular Corp.
sr. sub. notes 9 3/4s,
2010		235,000	237,350	315,000	318,150	155,000	156,550
SBA Communications
Corp. sr. notes
8 1/2s, 2012		60,000	65,250	80,000	87,000	40,000	43,500
SBA Telecommunications,
Inc./SBA Communications
Corp. sr. disc. notes
stepped-coupon zero %
(9 3/4s, 12/15/07),
2011 ††		117,000	106,178	176,000	159,720	78,000	70,785
Sprint Capital Corp.
company guaranty
7 5/8s, 2011		--	--	270,000	302,131	190,000	212,611

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Communication Services continued

Sprint Capital Corp.
company guaranty
6.9s, 2019	$--	$--	$295,000	$ 330,265 $	285,000	$319,070
Sprint Capital Corp.
company guaranty
6 7/8s, 2028	--	--	870,000	961,068	835,000	922,404
Sprint Capital Corp.
notes 8 3/8s, 2012	--	--	--	--	65,000	76,494
Syniverse Technologies,
Inc. 144A sr. sub. notes
7 3/4s, 2013	65,000	65,488	85,000	85,638	40,000	40,300
Telecom Italia Capital
notes 5 1/4s, 2015
(Luxembourg)	--	--	215,000	211,912	240,000	236,553
Telecom Italia Capital SA
company guaranty
6 3/8s, 2033
(Luxembourg)	--	--	95,000	97,718	65,000	66,860
Telecom Italia Capital SA
company guaranty
5 1/4s, 2013
(Luxembourg)	--	--	285,000	282,979	265,000	263,121
Telecom Italia Capital
SA 144A company
guaranty 4s, 2010
(Luxembourg)	--	--	240,000	231,060	270,000	259,943
Telefonica Europe BV
company guaranty
8 1/4s, 2030
(Netherlands)	--	--	125,000	166,760	120,000	160,090
U S West, Inc. debs.
7 1/4s, 2025	85,000	79,263	115,000	107,238	55,000	51,288
UbiquiTel Operating Co.
sr. notes 9 7/8s, 2011	170,000	188,700	240,000	266,400	115,000	127,650
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	--	--	245,000	260,738	275,000	292,665
Verizon New Jersey, Inc.
debs. 8s, 2022	--	--	160,000	186,531	165,000	192,360
Verizon Pennsylvania, Inc.
debs. 8.35s, 2030	--	--	440,000	538,964	350,000	428,721
		------------------------		------------------------		------------------------
		5,762,715		14,069,514		9,578,731

Conglomerates		--%		--%		0.1%

Tyco International Group SA
company guaranty 7s, 2028
(Luxembourg)	--	--	220,000	254,282	125,000	144,478
Tyco International Group SA
company guaranty 6 3/4s,
2011 (Luxembourg)	--	--	200,000	216,021	285,000	307,831
		------------------------		------------------------		------------------------
		--		470,303		452,309

Consumer Cyclicals		0.9%		1.3%		1.5%

Ameristar Casinos, Inc.
company guaranty
10 3/4s, 2009	85,000	90,844	100,000	106,875	100,000	106,875
ArvinMeritor, Inc.
notes 8 3/4s, 2012	140,000	137,200	200,000	196,000	95,000	93,100

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%			Conservative 10.8%

	Principal		Principal			Principal

	amount	Value	amount	Value		amount	Value
Consumer Cyclicals continued

Ashtead Holdings PLC 144A
sr. notes 8 5/8s, 2015
(United Kingdom) $	-- $	--	$80,000 $	84,100	$	-- $	--
Associated Materials, Inc.
company guaranty
9 3/4s, 2012	70,000	67,725	90,000	87,075		45,000	43,538
Autonation, Inc. company
guaranty 9s, 2008	205,000	221,400	290,000	313,200		115,000	124,200
Beazer Homes USA, Inc.
company guaranty
8 5/8s, 2011	120,000	126,300	169,000	177,873		78,000	82,095
Boyd Gaming Corp.
sr. sub. notes 7 3/4s,
2012	230,000	241,788	350,000	367,938		160,000	168,200
CanWest Media, Inc.
company guaranty
8s, 2012 (Canada)	276,391	293,320	386,071	409,718		179,145	190,118
Cendant Corp. notes
6 1/4s, 2010	--	--	560,000	578,565		405,000	418,426
Cendant Corp.
sr. notes 7 3/8s, 2013	--	--	140,000	152,767		255,000	278,254
Coinmach Corp.
sr. notes 9s, 2010	194,000	197,880	280,000	285,600		143,000	145,860
Corrections Corporation
of America sr. notes
7 1/2s, 2011	280,000	288,750	355,000	366,094		175,000	180,469
D.R. Horton, Inc. company
guaranty 8s, 2009	--	--	70,000	75,066		65,000	69,704
D.R. Horton, Inc.
sr. notes 5 7/8s, 2013	344,000	336,120	705,000	688,851		460,000	449,463
DaimlerChrysler NA
Holding Corp. company
guaranty 8s, 2010	--	--	785,000	869,231		595,000	658,844
DaimlerChrysler NA
Holding Corp. company
guaranty 7.2s, 2009	--	--	175,000	186,697		310,000	330,720
DaimlerChrysler NA
Holding Corp. company
guaranty 6 1/2s, 2013	--	--	35,000	37,058		50,000	52,940
Dana Corp. notes 9s, 2011	185,000	190,550	255,000	262,650		130,000	133,900
Dana Corp. notes 7s, 2029	10,000	7,615	--	--		--	--
Dana Corp. notes 6 1/2s,
2009	55,000	50,198	70,000	63,888		25,000	22,817
Delco Remy International,
Inc. company guaranty
11s, 2009	250,000	163,750	255,000	167,025		120,000	78,600
Delphi Corp. notes 6.55s,
2006	130,000	95,550	165,000	121,275		85,000	62,475
Delphi Corp. notes 6 1/2s,
2013	125,000	83,750	165,000	110,550		80,000	53,600
Dex Media, Inc. notes 8s,
2013	365,000	375,038	510,000	524,025		235,000	241,463
Dura Operating Corp. company
guaranty Ser. B, 8 5/8s, 2012	45,000	40,050	48,000	42,720		21,000	18,690
Ford Motor Co. notes 7.45s,
2031	265,000	206,700	340,000	265,200		165,000	128,700
Ford Motor Credit Corp.
bonds 7 3/8s, 2011	280,000	267,822	360,000	344,342		180,000	172,171

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Consumer Cyclicals continued

Ford Motor Credit Corp.
notes 7 7/8s, 2010	$715,000 $	695,774	$1,405,000 $	1,367,220	$1,070,000 $	1,041,228
Ford Motor Credit Corp.
notes 7 3/4s, 2007	--	--	20,000	20,242	--	--
Ford Motor Credit Corp.
notes 7 3/8s, 2009	--	--	530,000	511,952	425,000	410,527
General Motors
Acceptance Corp.
bonds 8s, 2031	565,000	493,340	725,000	633,048	350,000	305,609
General Motors
Acceptance Corp.
FRN 5.09s, 2007	--	--	400,000	388,970	405,000	393,832
General Motors
Acceptance Corp.
FRN Ser. MTN,
4.67s, 2007	--	--	395,000	386,711	360,000	352,445
General Motors
Acceptance Corp.
FRN Ser. MTN,
5.04s, 2007	--	--	245,000	240,787	235,000	230,959
General Motors
Acceptance Corp.
notes 6 7/8s, 2011	475,000	432,066	605,000	550,316	295,000	268,336
Goodyear Tire & Rubber Co.
(The) notes 7.857s,
2011	230,000	222,525	317,000	306,698	145,000	140,288
Goodyear Tire & Rubber Co.
(The) 144A sr. notes
9s, 2015	140,000	137,900	190,000	187,150	90,000	88,650
GSC Holdings Corp. 144A
company guaranty 8s,
2012	145,000	144,275	190,000	189,050	90,000	89,550
GTECH Holdings Corp.
notes 4 3/4s, 2010	--	--	150,000	137,076	145,000	132,507
Harrah’s Operating Co., Inc.
144A bonds 5 3/4s, 2017	--	--	190,000	185,976	190,000	185,976
Hilton Hotels Corp.
notes 8 1/4s, 2011	--	--	280,000	317,376	275,000	311,709
Host Marriott, LP
sr. notes Ser. M,
7s, 2012 (R)	320,000	324,400	450,000	456,188	210,000	212,888
Houghton Mifflin Co.
sr. sub. notes 9 7/8s, 2013	280,000	296,800	395,000	418,700	185,000	196,100
JC Penney Co., Inc.
debs. 7 1/8s, 2023	--	--	170,000	187,000	165,000	181,500
JC Penney Co., Inc.
notes 9s, 2012	295,000	345,888	100,000	117,250	195,000	228,638
JC Penney Co., Inc.
notes 8s, 2010	--	--	340,000	371,450	--	--
Jostens IH Corp. company
guaranty 7 5/8s, 2012	190,000	191,900	265,000	267,650	125,000	126,250
K. Hovnanian Enterprises, Inc.
sr. notes 6 1/2s, 2014	190,000	182,838	265,000	255,010	125,000	120,288
KB Home company
guaranty 5 7/8s, 2015	50,000	47,316	75,000	70,975	35,000	33,121
KB Home sr. notes 5 3/4s, 2014	80,000	75,798	110,000	104,222	50,000	47,374
Lamar Media Corp. company
guaranty 7 1/4s, 2013	185,000	193,325	260,000	271,700	120,000	125,400

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Consumer Cyclicals continued

Levi Strauss & Co.
sr. notes 12 1/4s, 2012	$240,000 $	265,200 $	320,000 $	353,600 $	155,000 $	171,275
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	50,000	51,000	75,000	76,500	40,000	40,800
May Department Stores Co.
(The) notes 5 3/4s, 2014	--	--	75,000	76,128	70,000	71,053
MeriStar Hospitality Corp.
company guaranty 9 1/8s,
2011 (R)	225,000	238,500	305,000	323,300	140,000	148,400
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	200,000	183,000	285,000	260,775	130,000	118,950
MGM Mirage, Inc.
sr. notes 6 3/4s, 2012	315,000	320,119	436,000	443,085	216,000	219,510
Mohegan Tribal Gaming
Authority
sr. sub. notes 6 3/8s, 2009	90,000	90,000	130,000	130,000	59,000	59,000
Movie Gallery, Inc.
sr. unsecd. notes 11s, 2012	130,000	115,050	180,000	159,300	85,000	75,225
Neiman-Marcus Group, Inc. 144A
sr. notes 9s, 2015	260,000	260,650	335,000	335,838	165,000	165,413
Owens Corning notes 7 1/2s,
2006 (In default) †	145,000	116,000	200,000	160,000	95,000	76,000
Park Place Entertainment Corp.
sr. notes 7s, 2013	--	--	225,000	244,028	225,000	244,028
Park Place Entertainment Corp.
sr. sub. notes 9 3/8s, 2007	--	--	420,000	443,100	215,000	226,825
Park Place Entertainment Corp.
sr. sub. notes 8 7/8s, 2008	285,000	311,719	--	--	--	--
Penn National Gaming, Inc.
sr. sub. notes 8 7/8s, 2010	190,000	200,450	260,000	274,300	120,000	126,600
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	160,000	160,000	230,000	230,000	110,000	110,000
PRIMEDIA, Inc. company
guaranty 8 7/8s, 2011	--	--	275,000	288,063	--	--
PRIMEDIA, Inc. sr. notes
8s, 2013	265,000	266,988	70,000	70,525	165,000	166,238
R.H. Donnelley Finance
Corp. I 144A company
guaranty 8 7/8s, 2010	325,000	348,563	460,000	493,350	215,000	230,588
Samsonite Corp.
sr. sub. notes 8 7/8s, 2011	150,000	159,375	215,000	228,438	100,000	106,250
Scientific Games Corp.
company guaranty
6 1/4s, 2012	165,000	164,175	235,000	233,825	110,000	109,450
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	190,000	190,950	270,000	271,350	125,000	125,625
Standard Pacific Corp.
sr. notes 7s, 2015	295,000	281,725	380,000	362,900	185,000	176,675
Starwood Hotels & Resorts
Worldwide, Inc. company
guaranty 7 7/8s, 2012	325,000	354,250	520,000	566,800	225,000	245,250
Station Casinos, Inc.
sr. notes 6s, 2012	290,000	289,638	405,000	404,494	190,000	189,763
Technical Olympic USA, Inc.
company guaranty
10 3/8s, 2012	115,000	121,038	165,000	173,663	75,000	78,938
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	280,000	312,900	395,000	441,413	185,000	206,738

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Consumer Cyclicals continued

THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014 $	190,000	$ 174,800	$270,000	$ 248,400 $	125,000	$115,000
Trump Entertainment
Resorts, Inc. sec.
notes 8 1/2s, 2015	320,000	308,800	430,000	414,950	200,000	193,000
TRW Automotive, Inc.
sr. notes 9 3/8s, 2013	127,000	137,795	174,000	188,790	43,000	46,655
TRW Automotive, Inc.
sr. sub. notes 11s, 2013	20,000	22,550	25,000	28,188	90,000	101,475
United Auto Group, Inc.
company guaranty
9 5/8s, 2012	175,000	182,000	245,000	254,800	115,000	119,600
Vertis, Inc. company
guaranty Ser. B,
10 7/8s, 2009	240,000	236,400	340,000	334,900	160,000	157,600
WCI Communities, Inc.
company guaranty
10 5/8s, 2011	--	--	320,000	341,600	150,000	160,125
WCI Communities, Inc.
company guaranty 9 1/8s,
2012	230,000	238,050	--	--	--	--
Wynn Las Vegas, LLC/Wynn
Las Vegas Capital Corp.
1st mtge. 6 5/8s, 2014	270,000	258,188	380,000	363,375	175,000	167,344
		------------------------		------------------------		------------------------
		13,626,368		24,046,878		14,077,790

Consumer Staples		0.5%		0.9%		1.2%

Adelphia Communications
Corp. sr. notes 10 7/8s,
2010 (In default) †	200,000	149,000	270,000	201,150	125,000	93,125
Affinity Group, Inc.
sr. sub. notes 9s, 2012	175,000	175,000	250,000	250,000	115,000	115,000
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	255,000	224,400	360,000	316,800	143,000	125,840
Archer Daniels Midland Co.
notes 5 3/8s, 2035	--	--	280,000	271,294	285,000	276,139
CCH I, LLC 144A secd.
notes 11s, 2015	323,700	315,608	452,000	440,700	--	--
Charter Communications
Holdings, LLC/Capital Corp.
sr. notes 11 1/8s, 2011	290,000	223,300	405,000	311,850	430,000	331,100
Church & Dwight Co., Inc.
company guaranty 6s, 2012	130,000	126,750	180,000	175,500	85,000	82,875
Cinemark, Inc. sr. disc.
notes stepped-coupon
zero % (9 3/4s, 3/15/07),
2014 ††	405,000	283,500	545,000	381,500	255,000	178,500
Clear Channel
Communications, Inc.
sr. notes 5 3/4s, 2013	--	--	110,000	108,845	110,000	108,845
Comcast Corp. company
guaranty 5 1/2s, 2011	--	--	370,000	377,052	480,000	489,149
Comcast Corp. company
guaranty 4.95s, 2016	--	--	455,000	435,713	435,000	416,561
Constellation Brands, Inc.
company guaranty
Ser. B, 8s, 2008	225,000	236,250	--	--	135,000	141,750

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%			Conservative 10.8%

	Principal		Principal			Principal

	amount	Value	amount	Value		amount	Value
Consumer Staples continued

Constellation Brands, Inc.
sr. sub. notes Ser. B,
8 1/8s, 2012 $	-- $	--	$270,000 $	284,850	$	-- $	--
Cox Communications, Inc.
notes 7 3/4s, 2010	--	--	135,000	149,387		200,000	221,314
Cox Communications, Inc.
notes 6 3/4s, 2011	--	--	195,000	208,136		230,000	245,494
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	--	--	225,000	248,873		110,000	121,671
CSC Holdings, Inc.
debs. Ser. B, 8 1/8s, 2009	405,000	408,038	570,000	574,275		265,000	266,988
CVS Corp. 144A pass-through
certificates 6.117s, 2013	--	--	219,476	229,568		170,206	178,032
Dean Foods Co.
sr. notes 8.15s, 2007	175,000	182,438	270,000	281,475		141,000	146,993
Del Monte Corp. 144A
sr. sub. notes 6 3/4s, 2015	230,000	231,150	320,000	321,600		150,000	150,750
Delhaize America, Inc. company
guaranty 8 1/8s, 2011	220,000	238,439	650,000	704,478		465,000	503,973
Diageo PLC company
guaranty 8s, 2022	--	--	165,000	210,145		135,000	171,937
DirecTV Holdings, LLC
sr. notes 8 3/8s, 2013	--	--	--	--		85,000	92,756
DirecTV Holdings, LLC 144A
sr. notes 6 3/8s, 2015	290,000	287,825	395,000	392,038		90,000	89,325
Diva Systems Corp. sr. disc.
notes Ser. B, 12 5/8s,
2008 (In default) †	1,829,000	9,145	--	--		1,123,000	5,615
Dole Food Co.
sr. notes 8 5/8s, 2009	98,000	102,410	197,000	205,865		88,000	91,960
Echostar DBS Corp.
sr. notes 6 3/8s, 2011	440,000	436,150	620,000	614,575		290,000	287,463
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	130,000	132,275	175,000	178,063		80,000	81,400
Granite Broadcasting Corp.
sec. notes 9 3/4s, 2010	225,000	205,875	305,000	279,075		145,000	132,675
Insight Midwest, LP/Insight
Capital, Inc.
sr. notes 10 1/2s, 2010	160,000	168,000	250,000	262,500		--	--
Insight Midwest, LP/Insight
Capital, Inc.
sr. notes 9 3/4s, 2009	--	--	--	--		100,000	102,250
Jean Coutu Group, Inc.
sr. sub. notes 8 1/2s, 2014
(Canada)	205,000	203,975	280,000	278,600		130,000	129,350
Jones Intercable, Inc.
sr. notes 7 5/8s, 2008	--	--	110,000	116,804		25,000	26,546
Kabel Deutscheland
GmbH 144A company
guaranty 10 5/8s, 2014
(Germany)	115,000	127,075	160,000	176,800		75,000	82,875
Kraft Foods, Inc.
notes 6 1/4s, 2012	--	--	--	--		10,000	10,678
Kraft Foods, Inc.
notes 5 5/8s, 2011	--	--	1,005,000	1,038,384		610,000	630,263
Kroger Co. company
guaranty 6 3/4s, 2012	--	--	--	--		150,000	161,084
Liberty Media Corp.
debs. 8 1/4s, 2030	195,000	186,732	245,000	234,612		120,000	114,912

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Consumer Staples continued

LIN Television Corp. 144A
sr. sub. notes 6 1/2s, 2013 $	30,000 $	28,500	$40,000 $	38,000 $	20,000 $	19,000
Miller Brewing Co. 144A
notes 5 1/2s, 2013	--	--	305,000	309,094	235,000	238,155
News America Holdings, Inc.
debs. 7 3/4s, 2045	--	--	75,000	88,063	80,000	93,934
News America, Inc.
debs. 7 1/4s, 2018	--	--	225,000	255,374	210,000	238,349
Paxson Communications
Corp. company guaranty
zero %, 2009	170,000	164,900	245,000	237,650	115,000	111,550
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013	210,000	198,450	300,000	283,500	140,000	132,300
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	240,000	250,500	340,000	354,875	160,000	167,000
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	150,000	153,750	210,000	215,250	100,000	102,500
Quebecor Media, Inc.
sr. notes 11 1/8s, 2011
(Canada)	210,000	229,688	285,000	311,719	135,000	147,656
Rainbow National Services,
LLC 144A sr. notes 8 3/4s,
2012	225,000	239,906	320,000	341,200	150,000	159,938
Remington Arms Co., Inc.
company guaranty
10 1/2s, 2011	205,000	194,750	300,000	285,000	125,000	118,750
Rite Aid Corp. debs. 6 7/8s,
2013	70,000	59,325	--	--	--	--
Rite Aid Corp.
sr. notes 9 1/4s, 2013	220,000	210,100	380,000	362,900	180,000	171,900
Sbarro, Inc. company
guaranty 11s, 2009	170,000	169,150	235,000	233,825	110,000	109,450
Sinclair Broadcast Group, Inc.
company guaranty
8 3/4s, 2011	260,000	273,000	390,000	409,500	140,000	147,000
Sirius Satellite Radio, Inc.
144A sr. notes 9 5/8s, 2013	140,000	134,400	180,000	172,800	90,000	86,400
Six Flags, Inc.
sr. notes 8 7/8s, 2010	100,000	99,000	140,000	138,600	70,000	69,300
Supervalu, Inc. notes 7 7/8s,
2009	--	--	165,000	179,263	155,000	168,399
TCI Communications, Inc.
debs. 9.8s, 2012	--	--	65,000	79,940	50,000	61,492
TCI Communications, Inc.
debs. 8 3/4s, 2015	--	--	175,000	217,293	100,000	124,168
TCI Communications, Inc.
debs. 7 7/8s, 2013	--	--	290,000	335,299	335,000	387,329
Time Warner Entertainment Co.,
LP debs. 8 3/8s, 2023	--	--	25,000	30,325	165,000	200,143
Time Warner, Inc. company
guaranty 6.95s, 2028	--	--	--	--	30,000	32,507
Time Warner, Inc. debs. 9.15s,
2023	--	--	160,000	206,655	115,000	148,533
Time Warner, Inc.
debs. 9 1/8s, 2013	--	--	900,000	1,098,942	785,000	958,522
Turner Broadcasting System,
Inc. sr. notes 8 3/8s, 2013	--	--	115,000	135,532	95,000	111,961

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Consumer Staples continued

United Rentals
(North America),
Inc. company
guaranty 6 1/2s, 2012	$110,000	$ 106,150 $	140,000	$ 135,100 $	70,000	$67,550
United Rentals NA, Inc.
sr. sub. notes 7 3/4s, 2013	45,000	43,425	48,000	46,320	21,000	20,265
Universal City Florida
Holding Co. sr. notes 8 3/8s,
2010	185,000	191,938	260,000	269,750	120,000	124,500
Young Broadcasting, Inc.
company guaranty 10s, 2011	185,000	174,825	260,000	245,700	124,000	117,180
		------------------------		------------------------		------------------------
		7,575,092		17,277,976		11,040,919

Energy		0.3%		0.4%		0.5%

Amerada Hess Corp.
bonds 7 7/8s, 2029	--	--	160,000	196,241	160,000	196,241
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	365,000	372,300	515,000	525,300	240,000	244,800
Bluewater Finance, Ltd.
company guaranty 10 1/4s, 2012
(Cayman Islands)	115,000	124,775	160,000	173,600	75,000	81,375
Buckeye Partners, LP
notes 5.3s, 2014	--	--	115,000	114,590	115,000	114,590
Chesapeake Energy Corp.
company guaranty 7 3/4s,
2015	383,000	407,895	--	--	--	--
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	--	--	515,000	548,475	250,000	266,250
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	125,000	125,938	175,000	176,313	80,000	80,600
Dresser, Inc. company
guaranty 9 3/8s, 2011	205,000	217,300	275,000	291,500	115,000	121,900
Enbridge Energy Partners, LP
sr. notes 5.35s, 2014	--	--	120,000	119,319	115,000	114,348
Encore Acquisition Co. 144A
sr. sub. notes 6s, 2015	290,000	282,750	402,000	391,950	184,000	179,400
Forest Oil Corp. company
guaranty 7 3/4s, 2014	95,000	100,938	145,000	154,063	135,000	143,438
Forest Oil Corp. sr. notes 8s,
2011	110,000	121,550	270,000	298,350	120,000	132,600
Grant Prideco Escrow, Inc.
144A sr. unsecd. notes
6 1/8s, 2015	55,000	55,550	75,000	75,750	35,000	35,350
Hanover Compressor Co.
sr. notes 9s, 2014	205,000	227,806	290,000	322,263	135,000	150,019
Inergy, LP/Inergy
Finance Corp. 144A
sr. notes 6 7/8s, 2014	195,000	186,225	275,000	262,625	130,000	124,150
Kerr-McGee Corp. sec.
notes 6.95s, 2024	180,000	186,516	230,000	238,326	110,000	113,982
Key Energy Services, Inc.
sr. notes 6 3/8s, 2013	160,000	159,200	225,000	223,875	105,000	104,475
Massey Energy Co.
sr. notes 6 5/8s, 2010	190,000	193,800	265,000	270,300	125,000	127,500
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	--	--	235,000	237,613	225,000	227,501
Newfield Exploration Co.
sr. notes 7 5/8s, 2011	200,000	218,500	280,000	305,900	130,000	142,025

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Energy continued

Occidental Petroleum Corp.
debs. 10 1/8s, 2009	$--	$--	$390,000	$ 468,410 $	250,000	$300,263
Offshore Logistics, Inc.
company guaranty 6 1/8s,
2013	180,000	177,300	245,000	241,325	115,000	113,275
Oslo Seismic Services, Inc.
1st mtge. 8.28s, 2011	62,143	64,904	90,390	94,406	64,968	67,855
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	290,000	287,825	410,000	406,925	195,000	193,538
Petroleum Geo-Services
notes 10s, 2010 (Norway)	170,000	190,400	240,000	268,800	85,000	95,200
Plains Exploration &
Production Co.
sr. sub. notes 8 3/4s, 2012	295,000	318,600	415,000	448,200	200,000	216,000
Pogo Producing Co. 144A
sr. sub. notes 6 7/8s, 2017	145,000	146,994	190,000	192,613	90,000	91,238
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	--	--	25,000	26,750	30,000	32,100
Pride International, Inc.
sr. notes 7 3/8s, 2014	195,000	211,819	275,000	298,719	130,000	141,213
Star Gas Partners, LP/Star
Gas Finance Co.
sr. notes 10 1/4s, 2013	145,000	118,175	205,000	167,075	105,000	85,575
Sunoco, Inc. notes 4 7/8s,
2014	--	--	130,000	127,167	110,000	107,603
Valero Energy Corp.
sr. unsecd. notes 7 1/2s,
2032	--	--	160,000	193,122	160,000	193,122
Vintage Petroleum, Inc.
sr. notes 8 1/4s, 2012	225,000	240,750	300,000	321,000	140,000	149,800
Whiting Petroleum Corp. 144A
sr. sub. notes 7s, 2014	120,000	121,500	150,000	151,875	75,000	75,938
		------------------------		------------------------		------------------------
		4,859,310		8,332,740		4,563,264

Financial		0.3%		1.7%		3.0%

Allfirst Financial Inc.
sub. notes 7.2s, 2007	--	--	235,000	244,331	180,000	187,147
American General Corp.
notes 7 1/2s, 2010	--	--	355,000	393,088	380,000	420,770
Associates First Capital Corp.
debs. 6.95s, 2018	--	--	150,000	175,123	145,000	169,285
AXA Financial, Inc.
sr. notes 7 3/4s, 2010	--	--	290,000	324,380	220,000	246,081
Bank of America Corp.
notes 4 3/4s, 2015	--	--	85,000	83,134	80,000	78,243
Bank of America Corp.
sub. notes 7.4s, 2011	--	--	1,560,000	1,742,150	1,400,000	1,563,468
Bank of New York Co., Inc.
(The) sr. sub. notes
FRN 3.4s, 2013	--	--	110,000	106,402	75,000	72,547
Bank One Corp.
sub. debs. 7 5/8s, 2026	--	--	165,000	202,205	150,000	183,823
Bank One Corp.
sub. notes 5 1/4s, 2013	--	--	30,000	30,246	115,000	115,945
Barclays Bank PLC FRB 6.278s,
2049 (United Kingdom)	--	--	250,000	246,250	240,000	236,400
Block Financial Corp.
notes 5 1/8s, 2014	--	--	155,000	150,403	155,000	150,403

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Financial continued

Bosphorus Financial Services,
Ltd. 144A sec. FRN 5.59s,
2012 (Cayman Islands)	$200,000 $	194,023 $	629,000 $	610,203 $	602,000 $	584,010
Capital One Bank notes
6 1/2s, 2013	--	--	145,000	155,545	140,000	150,182
CenterPoint Properties Trust
notes Ser. MTN, 4 3/4s,
2010 (R)	--	--	145,000	141,968	115,000	112,595
CIT Group, Inc.
sr. notes 7 3/4s, 2012	--	--	--	--	80,000	91,744
CIT Group, Inc. sr. notes 5s,
2015	--	--	105,000	103,448	125,000	123,152
CIT Group, Inc. sr. notes 5s,
2014	--	--	880,000	870,808	730,000	722,374
Citigroup, Inc. sub. notes 6s,
2033	--	--	1,160,000	1,210,055	950,000	990,993
Citigroup, Inc. sub. notes 5s,
2014	--	--	271,000	269,537	463,000	460,500
Colonial Properties Trust
notes 6 1/4s, 2014 (R)	--	--	145,000	150,085	130,000	134,559
Countrywide Capital III
company guaranty Ser. B,
8.05s, 2027	--	--	230,000	277,230	180,000	216,963
Credit Suisse First Boston
USA, Inc. notes 4 7/8s, 2015	--	--	165,000	161,787	165,000	161,787
Developers Diversified
Realty Corp. notes 4 5/8s,
2010 (R)	--	--	95,000	92,549	90,000	87,678
E*Trade Finance Corp.
sr. notes 8s, 2011	180,000	185,850	255,000	263,288	120,000	123,900
Equity One, Inc. company
guaranty 3 7/8s, 2009 (R)	--	--	405,000	386,574	405,000	386,574
ERP Operating, LP
notes 6.584s, 2015	--	--	125,000	136,702	120,000	131,234
Executive Risk Capital Trust
company guaranty Ser. B,
8.675s, 2027	--	--	430,000	466,254	300,000	325,294
Finova Group, Inc.
notes 7 1/2s, 2009	232,000	90,480	327,700	127,803	153,700	59,943
Fleet Capital Trust V bank
guaranty FRN 4.886s, 2028	--	--	225,000	225,230	220,000	220,225
Fund American Cos. Inc.
notes 5 7/8s, 2013	--	--	300,000	298,654	275,000	273,766
General Electric Capital Corp.
notes Ser. A, 6s, 2012	--	--	1,115,000	1,186,835	885,000	942,017
General Electric Capital Corp.
notes Ser. MTNA,
6 1/8s, 2011	--	--	--	--	220,000	233,328
Goldman Sachs Group, Inc.
(The) notes 5 1/8s, 2015	--	--	335,000	333,963	380,000	378,824
Goldman Sachs Group, Inc.
(The) notes 4 3/4s, 2013	--	--	345,000	337,996	300,000	293,909
Greenpoint Capital Trust I
company guaranty 9.1s,
2027	--	--	130,000	142,330	115,000	125,908
Hartford Financial Services
Group, Inc. (The)
sr. notes 7.9s, 2010	--	--	260,000	291,954	295,000	331,256

CORPORATE BONDS AND NOTES*	Growth 4.2%		Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Financial continued

Heritage Property Investment
Trust company
guaranty 5 1/8s, 2014 (R) $	-- $	--	$170,000 $	166,172 $	160,000 $	156,397
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	--	--	390,000	417,741	295,000	315,984
Household Finance Corp.
notes 8s, 2010	--	--	--	--	115,000	129,764
Household Finance Corp.
notes 7s, 2012	--	--	800,000	885,346	760,000	841,079
HRPT Properties Trust
bonds 5 3/4s, 2014 (R)	--	--	115,000	117,067	105,000	106,888
HRPT Properties Trust
notes 6 1/4s, 2016 (R)	--	--	105,000	110,217	95,000	99,720
HSBC Capital Funding,
LP 144A bank guaranty
FRB 9.547s, 2049 (Jersey)	--	--	530,000	628,625	410,000	486,294
HSBC Capital Funding,
LP 144A bank guaranty
FRB 4.61s, 2013 (Jersey)	--	--	345,000	330,039	325,000	310,906
HSBC Finance Corp.
notes 5 1/4s, 2015	--	--	200,000	200,936	275,000	276,286
International Lease
Finance Corp. FRN Ser.
MTNP, 4.54s, 2010	--	--	505,000	506,927	465,000	466,774
International Lease
Finance Corp.
notes 4 3/4s, 2012	--	--	75,000	73,611	45,000	44,167
International Lease
Finance Corp.
notes 4 3/8s, 2005	3,500,000	3,500,256	5,000,000	5,000,365	2,500,000	2,500,183
International Lease
Finance Corp. unsecd.
notes 4 7/8s, 2010	--	--	230,000	228,874	280,000	278,629
iStar Financial, Inc.
sr. notes 6s, 2010 (R)	--	--	290,000	297,820	280,000	287,550
John Hancock Global Funding II
144A notes 7.9s, 2010	--	--	135,000	153,322	125,000	141,965
JPMorgan Chase & Co.
sub. notes 6 5/8s, 2012	--	--	150,000	162,954	75,000	81,477
JPMorgan Chase & Co.
sub. notes 5 1/8s, 2014	--	--	265,000	264,334	500,000	498,743
JPMorgan Chase Capital XV
notes 5 7/8s, 2035	--	--	675,000	660,728	455,000	445,380
Kimco Realty Corp.
notes Ser. MTNC, 5.19s,
2013 (R)	--	--	110,000	109,856	105,000	104,863
Lehman Bros E-Capital Trust I
144A FRN 4.59s, 2065	--	--	215,000	215,440	225,000	225,460
Lehman Brothers Holdings, Inc.
notes 6 5/8s, 2012	--	--	15,000	16,317	30,000	32,634
Lehman Brothers Holdings, Inc.
notes Ser. G, 4.8s, 2014	--	--	225,000	221,040	200,000	196,480
Liberty Mutual Group 144A
notes 6 1/2s, 2035	--	--	335,000	310,688	365,000	338,510
Liberty Mutual Insurance 144A
notes 7.697s, 2097	--	--	385,000	391,438	330,000	335,518
Loews Corp. notes 5 1/4s, 2016	--	--	95,000	92,467	100,000	97,334
MetLife, Inc. notes 5.7s, 2035	--	--	165,000	164,024	160,000	159,053
MetLife, Inc. notes 5s, 2015	--	--	285,000	281,324	295,000	291,195

CORPORATE BONDS AND NOTES*	Growth 4.2%		Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Financial continued

Morgan Stanley Dean Witter
& Co. sr. notes 6 3/4s, 2011 $	-- $	--	$170,000 $	184,933 $	160,000 $	174,054
National City Bank
sub. notes Ser. BKNT,
6 1/4s, 2011	--	--	275,000	292,779	275,000	292,779
Nationwide Financial
Services, Inc. notes 5 5/8s,
2015	--	--	125,000	127,369	425,000	433,053
Nationwide Mutual
Insurance Co. 144A
notes 8 1/4s, 2031	--	--	210,000	263,095	--	--
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	--	--	110,000	108,670	110,000	108,670
Nuveen Investments, Inc.
sr. notes 5s, 2010	--	--	110,000	108,906	110,000	108,906
OneAmerica Financial
Partners, Inc. 144A bonds 7s,
2033	--	--	140,000	157,432	130,000	146,187
PNC Bank NA
notes 4 7/8s, 2017	--	--	220,000	214,566	225,000	219,443
Principal Life Global Funding
I 144A sec. notes 5 1/4s,
2013	--	--	405,000	412,945	285,000	290,591
Protective Life Corp.
notes 4.3s, 2013	--	--	200,000	191,004	155,000	148,028
Prudential Holdings, LLC 144A
bonds 8.695s, 2023	--	--	265,000	338,765	245,000	313,198
Prudential Insurance Co. 144A
notes 8.3s, 2025	--	--	380,000	491,337	235,000	303,853
Rabobank Capital Funding
Trust 144A sub. notes
FRN 5.254s, 2049	--	--	240,000	239,116	240,000	239,116
Rouse Co. (The) notes 7.2s,
2012 (R)	--	--	230,000	242,829	220,000	232,271
Royal Bank of Scotland
Group PLC bonds Ser. 1,
9.118s, 2049
(United Kingdom)	--	--	500,000	581,304	480,000	558,051
Simon Property Group, LP
notes 5 5/8s, 2014 (R)	--	--	140,000	143,362	130,000	133,122
Sovereign Bancorp, Inc. 144A
sr. notes 4.8s, 2010	--	--	155,000	153,898	155,000	153,898
State Street Capital Trust II
notes FRN 4.29s, 2008	--	--	390,000	390,287	255,000	255,188
Suncorp-Metway, Ltd. 144A
notes FRN 3.5s, 2013
(Australia)	--	--	290,000	281,408	225,000	218,334
Transamerica Capital III
company guaranty 7 5/8s,
2037	--	--	235,000	275,130	240,000	280,984
UBS AG/Jersey Branch FRN
6.89s, 2008 (Jersey)	--	--	685,000	711,544	530,000	550,538
UBS Preferred Funding Trust I
company guaranty 8.622s,
2049	--	--	285,000	330,162	260,000	301,201
Wachovia Corp.
sub. notes 5 1/4s, 2014	--	--	335,000	339,697	320,000	324,487
Washington Mutual Capital
Trust I sr. notes 5s, 2012	--	--	530,000	527,130	275,000	273,511

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Financial continued

Washington Mutual, Inc.
sub. notes 8 1/4s, 2010	$--	$--	$100,000	$ 112,219 $	280,000	$314,214
Washington Mutual, Inc.
sub. notes 4 5/8s, 2014	--	--	465,000	441,385	460,000	436,639
Western Financial Bank
sub. debs. 9 5/8s, 2012	170,000	195,500	240,000	276,000	110,000	126,500
Westpac Capital Trust III 144A
sub. notes FRN 5.819s,
2049 (Australia)	--	--	295,000	304,086	230,000	237,084
		------------------------		------------------------		------------------------
		4,166,109		32,187,540		27,509,960

Health Care		0.2%		0.4%		0.4%

Alderwoods Group, Inc.
company guaranty 7 3/4s,
2012	180,000	189,000	250,000	262,500	120,000	126,000
American Home Products
Corp. notes 6.95s, 2011	--	--	540,000	593,181	470,000	516,287
Bayer Corp. 144A FRB 6.2s,
2008	--	--	220,000	226,435	160,000	164,680
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	205,000	205,513	280,000	280,700	130,000	130,325
DaVita, Inc. company
guaranty 6 5/8s, 2013	365,000	369,563	495,000	501,188	230,000	232,875
Elan Finance PLC/Elan
Finance Corp. 144A
sr. notes 7 3/4s, 2011
(Ireland)	135,000	118,800	190,000	167,200	90,000	79,200
HCA, Inc. sr. notes 7 7/8s,
2011	416,000	445,881	590,000	632,379	275,000	294,753
HCA, Inc. sr. notes 6.95s,
2012	--	--	100,000	102,864	95,000	97,720
Healthsouth Corp.
notes 7 5/8s, 2012	133,000	124,023	230,000	214,475	205,000	191,163
Hospira, Inc. notes 5.9s, 2014	--	--	90,000	93,715	85,000	88,509
MQ Associates, Inc. sr. disc.
notes stepped-coupon
zero % (12 1/4s, 8/15/08),
2012 ††	250,000	158,750	335,000	212,725	175,000	111,125
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	230,000	226,550	325,000	320,125	150,000	147,750
PacifiCare Health
Systems, Inc. company
guaranty 10 3/4s, 2009	250,000	270,625	374,000	404,855	208,000	225,160
Psychiatric Solutions, Inc.
144A sr. sub. notes 7 3/4s,
2015	140,000	144,550	190,000	196,175	90,000	92,925
Service Corp. International
144A sr. notes 6 3/4s, 2016	255,000	256,275	360,000	361,800	170,000	170,850
Stewart Enterprises, Inc. 144A
sr. notes 6 1/4s, 2013	205,000	194,750	270,000	256,500	125,000	118,750
Tenet Healthcare Corp.
sr. notes 6 1/2s, 2012	300,000	279,750	385,000	359,013	175,000	163,188
Tenet Healthcare Corp. 144A
sr. notes 9 1/4s, 2015	165,000	166,650	235,000	237,350	110,000	111,100
Triad Hospitals, Inc.
sr. sub. notes 7s, 2013	320,000	324,000	450,000	455,625	210,000	212,625
US Oncology, Inc. company
guaranty 9s, 2012	125,000	135,000	170,000	183,600	80,000	86,400

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Health Care continued

Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s,
2014	$120,000	$ 127,800	$170,000	$ 181,050 $	80,000	$85,200
Ventas Realty, LP/Capital
Corp. company
guaranty 9s, 2012 (R)	165,000	187,275	235,000	266,725	110,000	124,850
WellPoint, Inc. notes 5s, 2014	--	--	110,000	109,432	105,000	104,457
WellPoint, Inc. notes 4 1/4s,
2009	--	--	110,000	107,597	105,000	102,706
Wyeth notes 5 1/2s, 2013	--	--	20,000	20,511	70,000	71,789
		------------------------		------------------------		------------------------
		3,924,755		6,747,720		3,850,387

Other		0.4%		0.3%		0.4%

Dow Jones CDX HY 4-T1
pass-through certificates
Ser. 4-T1, 8 1/4s, 2010	3,410,550	3,389,234	1,168,200	1,160,899	2,178,000	2,164,388
Lehman Brothers HY 144A sec.
FRN Ser. 05-1, 7.651s,
2015 TRAINS
(Targeted Return Index)	3,384,146	3,447,561	3,609,756	3,677,395	1,624,390	1,656,839
		------------------------		------------------------		------------------------
		6,836,795		4,838,294		3,821,227

Technology		0.2%		0.2%		0.3%

Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	320,000	328,000	430,000	440,750	200,000	205,000
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	190,000	162,450	253,000	216,315	116,000	99,180
Avnet, Inc. notes 6s, 2015	--	--	160,000	157,060	160,000	157,060
Celestica, Inc.
sr. sub. notes 7 7/8s, 2011
(Canada)	60,000	61,200	85,000	86,700	40,000	40,800
Celestica, Inc.
sr. sub. notes 7 5/8s, 2013
(Canada)	140,000	139,650	190,000	189,525	90,000	89,775
Computer Associates
International, Inc. 144A
sr. notes 5 5/8s, 2014	140,000	138,952	365,000	362,268	275,000	272,942
Electronic Data Systems Corp.
sec. sr. notes Ser. B, 6 1/2s,
2013	280,000	286,823	355,000	363,651	175,000	179,264
Freescale Semiconductor, Inc.
sr. notes Ser. B, 7 1/8s,
2014	240,000	255,600	340,000	362,100	160,000	170,400
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	15,000	15,750	--	--	120,000	126,000
Iron Mountain, Inc.
sr. sub. notes 8 1/4s, 2011	215,000	219,300	360,000	367,200	40,000	40,800
Lucent Technologies, Inc.
debs. 6.45s, 2029	180,000	157,500	255,000	223,125	120,000	105,000
Motorola, Inc. notes 7 5/8s,
2010	--	--	14,000	15,845	11,000	12,450
Motorola, Inc. notes 4.608s,
2007	--	--	155,000	154,821	145,000	144,832
Seagate Technology Hdd
Holdings company
guaranty 8s, 2009
(Cayman Islands)	200,000	213,250	305,000	325,206	--	--

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Technology continued		0.2%		0.2%		0.3%

SunGard Data Systems, Inc.
144A sr. sub. notes
10 1/4s, 2015	$140,000	$ 141,750	$190,000	$ 192,375 $	90,000	$91,125
SunGard Data Systems, Inc.
144A sr. unsecd.
notes 9 1/8s, 2013	96,000	99,480	130,000	134,713	60,000	62,175
UGS Corp. company
guaranty 10s, 2012	160,000	175,200	220,000	240,900	120,000	131,400
Unisys Corp. sr. notes 8s,
2012	70,000	68,775	95,000	93,338	45,000	44,213
Xerox Corp. sr. notes 6 7/8s,
2011	360,000	376,200	505,000	527,725	235,000	245,575
		------------------------		------------------------		------------------------
		2,839,880		4,453,617		2,217,991

Transportation		--%		0.1%		0.1%

Continental Airlines, Inc.
pass-through certificates
Ser. 97-4A, 6.9s, 2018	--	--	72,267	70,822	60,223	59,018
Continental Airlines, Inc.
pass-through certificates
Ser. 98-1A, 6.648s, 2017	--	--	390,089	377,411	275,115	266,174
Continental Airlines, Inc.
pass-through certificates
Ser. 98-2, 6.32s, 2008	--	--	5,000	4,974	75,000	74,603
CSX Corp. notes 6 3/4s, 2011	--	--	205,000	222,129	180,000	195,040
Kansas City Southern
Railway Co. company
guaranty 9 1/2s, 2008	190,000	208,050	255,000	279,225	120,000	131,400
Navistar International Corp.
company guaranty Ser. B,
9 3/8s, 2006	70,000	71,575	--	--	--	--
Norfolk Southern Corp.
sr. notes 6 3/4s, 2011	--	--	95,000	103,518	160,000	174,346
Union Pacific Corp. 144A
pass-through certificates
5.214s, 2014	--	--	115,000	115,852	100,000	100,741
United AirLines, Inc.
debs. 9 1/8s,
2012 (In default) †	580,000	85,550	815,000	120,213	770,000	113,575
		------------------------		------------------------		------------------------
		365,175		1,294,144		1,114,897

Utilities & Power		0.4%		0.7%		1.1%

AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	--	--	165,000	168,428	190,000	193,948
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	380,000	416,100	530,000	580,350	245,000	268,275
Allegheny Energy Supply 144A
bonds 8 1/4s, 2012	225,000	253,125	340,000	382,500	115,000	129,375
Appalachian Power Co.
sr. notes 5.8s, 2035	--	--	145,000	143,006	120,000	118,350
Atmos Energy Corp.
notes 4.95s, 2014	--	--	180,000	175,674	175,000	170,794
Beaver Valley II Funding
debs. 9s, 2017	--	--	205,000	243,507	160,000	190,054
Boardwalk Pipelines, LLC
notes 5 1/2s, 2017	--	--	70,000	69,540	65,000	64,573
Calpine Corp. 144A sec.
notes 8 1/2s, 2010	515,000	368,225	660,000	471,900	350,000	250,250

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Utilities & Power continued

CenterPoint Energy
Resources Corp.
notes 7 3/4s, 2011 $	-- $	--	$240,000 $	269,555 $	185,000 $	207,782
Cleveland Electric
Illuminating Co. (The)
144A sr. notes Ser. D,
7.88s, 2017	--	--	115,000	140,879	110,000	134,754
CMS Energy Corp.
sr. notes 7 1/2s, 2009	375,000	392,813	480,000	502,800	235,000	246,163
Colorado Interstate Gas Co.
144A sr. notes 5.95s, 2015	40,000	38,797	65,000	63,046	35,000	33,948
Consolidated Natural Gas Co.
sr. notes 5s, 2014	--	--	180,000	177,417	315,000	310,480
Consumers Energy Co.
1st mtge. 5.65s, 2020	--	--	110,000	111,546	150,000	152,108
Consumers Energy Co.
1st mtge. 5s, 2012	--	--	255,000	253,695	260,000	258,670
Consumers Energy Co.
1st mtge. Ser. B, 5 3/8s,
2013	--	--	180,000	181,961	140,000	141,525
Dayton Power & Light Co.
(The) 1st mtge. 5 1/8s, 2013	--	--	170,000	171,073	160,000	161,010
DPL, Inc. sr. notes 6 7/8s,
2011	187,000	201,493	252,000	271,530	119,000	128,223
Dynegy Holdings, Inc. 144A
sec. notes 10 1/8s, 2013	245,000	273,175	330,000	367,950	155,000	172,825
Dynegy-Roseton Danskamme
company guaranty Ser. B,
7.67s, 2016	145,000	143,731	195,000	193,294	90,000	89,213
El Paso Corp.
sr. notes Ser. MTN,
7.8s, 2031	490,000	491,225	655,000	656,638	305,000	305,763
Entergy Gulf States, Inc. 1st
mtge. 3.6s, 2008	--	--	120,000	115,223	120,000	115,223
Ferrellgas Partners,
LP/Ferrellgas Partners
Finance sr. notes 6 3/4s,
2014	215,000	205,325	300,000	286,500	140,000	133,700
FirstEnergy Corp.
notes Ser. B, 6.45s, 2011	--	--	5,000	5,324	35,000	37,267
FirstEnergy Corp.
notes Ser. C, 7 3/8s, 2031	--	--	164,000	192,350	151,000	177,103
Indianapolis Power & Light
144A 1st mtge. 6.3s, 2013	--	--	115,000	122,002	110,000	116,697
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	--	--	90,000	95,400	95,000	100,700
Jersey Central Power & Light
1st mtge. 5 5/8s, 2016	--	--	--	--	20,000	20,803
Kansas Gas & Electric 144A
bonds 5.647s, 2021	--	--	65,000	64,327	65,000	64,327
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	--	--	170,000	182,899	165,000	177,520
MidAmerican Energy
Holdings Co.
sr. notes 5 7/8s, 2012	--	--	285,000	297,371	285,000	297,371
Midwest Generation, LLC sec.
sr. notes 8 3/4s, 2034	420,000	467,775	565,000	629,269	270,000	300,713
Monongahela Power Co. 1st
mtge. 5s, 2006	--	--	410,000	410,839	365,000	365,747

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Utilities & Power continued

National Fuel Gas Co.
notes 5 1/4s, 2013 $	-- $	--	$145,000 $	145,389 $	100,000 $	100,268
Nevada Power Co. 2nd
mtge. 9s, 2013	94,000	104,399	239,000	265,440	145,000	161,041
Nevada Power Co. general ref.
mtge. Ser. L, 5 7/8s, 2015	--	--	80,000	78,852	120,000	118,279
NiSource Finance Corp.
company guaranty 5.45s,
2020	--	--	280,000	273,893	280,000	273,893
NiSource Finance Corp.
company guaranty 5 1/4s,
2017	--	--	30,000	29,323	30,000	29,323
NRG Energy, Inc. company
guaranty 8s, 2013	347,732	370,334	453,780	483,276	211,951	225,728
Oncor Electric Delivery Co.
sec. notes 7 1/4s, 2033	--	--	195,000	230,190	220,000	259,702
Oncor Electric Delivery Co.
sec. notes 6 3/8s, 2012	--	--	295,000	316,141	230,000	246,482
Pacific Gas & Electric Co. 1st
mtge. 4.8s, 2014	--	--	120,000	117,495	120,000	117,495
PacifiCorp Sinking Fund 1st
mtge. 5.45s, 2013	--	--	225,000	231,891	180,000	185,513
Pepco Holdings, Inc.
notes 5 1/2s, 2007	--	--	190,000	192,379	180,000	182,254
Potomac Edison Co. 144A 1st
mtge. 5.35s, 2014	--	--	--	--	65,000	65,706
Power Receivable Finance, LLC
144A sr. notes 6.29s, 2012	--	--	264,001	270,163	228,205	233,531
PP&L Capital Funding, Inc.
company guaranty Ser. D,
8 3/8s, 2007	--	--	135,000	142,758	135,000	142,758
PSEG Energy Holdings, Inc.
sr. notes 8 1/2s, 2011	175,000	188,563	225,000	242,438	110,000	118,525
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s,
2009	--	--	215,000	229,889	205,000	219,197
Public Service Co. of New
Mexico sr. notes 4.4s,
2008	--	--	125,000	123,195	100,000	98,556
Public Service Electric &
Gas Co. 1st mtge.
FRN 6.375s, 2008	--	--	175,000	181,463	175,000	181,463
Sierra Pacific Resources
sr. notes 8 5/8s, 2014	120,000	132,270	165,000	181,871	80,000	88,180
Southern California Edison Co.
1st mtge. 5s, 2016	--	--	135,000	134,368	160,000	159,251
Southern California Edison Co.
1st mtge. 5s, 2014	--	--	115,000	115,084	105,000	105,077
Tampa Electric Co.
notes 6 7/8s, 2012	--	--	135,000	149,012	120,000	132,455
Teco Energy, Inc. notes 7.2s,
2011	265,000	280,900	375,000	397,500	175,000	185,500
Teco Energy, Inc. 144A
sr. notes 6 3/4s, 2015	10,000	10,475	10,000	10,475	5,000	5,238
Tennessee Gas Pipeline Co.
unsecd. notes 7 1/2s, 2017	25,000	26,943	30,000	32,331	15,000	16,166
Texas Genco, LLC/Texas Genco
Financing Corp. 144A
sr. notes 6 7/8s, 2014	295,000	300,163	415,000	422,263	195,000	198,413

CORPORATE BONDS AND NOTES* Growth 4.2%			Balanced 7.6%		Conservative 10.8%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Utilities & Power continued

Utilicorp Canada Finance
Corp. company
guaranty 7 3/4s, 2011
(Canada)	$310,000	$ 326,275 $	440,000	$463,100 $	205,000 $	215,763
Westar Energy, Inc. 1st mtge.
5.1s, 2020	--	--	175,000	170,069	165,000	160,350
Williams Cos, Inc. (The) 144A
notes 6 3/8s, 2010	50,000	50,500	60,000	60,600	30,000	30,300
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	390,000	422,175	525,000	568,313	245,000	265,213
York Power Funding 144A
notes 12s, 2007
(Cayman Islands)
(In default) † (F)	--	--	120,485	10,048	44,178	3,684
		------------------------		------------------------		------------------------
		5,464,781		14,267,002		10,160,558

Total corporate bonds and notes
(cost $66,521,133, $145,105,281
and $99,492,671)		$ 64,421,032		$ 145,190,743		$ 98,769,575

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Amresco Commercial
Mortgage Funding I
144A Ser. 97-C1,
Class H, 7s, 2029	$38,000	$ 38,639 $	173,000	$175,910 $	168,000 $	170,826
Asset Securitization Corp.
Ser. 96-MD6, Class A7,
8.291s, 2029	--	--	400,000	429,684	401,000	430,758
Ser. 96-D3, Class A1C,
7.4s, 2026	343,713	352,809	2,103,686	2,159,361	1,503,225	1,543,008
Banc of America Commercial
Mortgage, Inc. Ser. 01-1,
Class G, 7.324s, 2036	--	--	200,000	218,605	200,000	218,605
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K,
6.15s, 2035	--	--	133,000	136,669	133,000	136,669
Ser. 05-4, Class XC,
Interest Only (IO),
3.84s, 2045	6,349,000	47,618	18,070,000	135,525	18,139,000	136,043
Ser. 05-1, Class XW, IO,
0.161s, 2042	21,814,351	123,251	--	--	27,377,434	154,683
Banc of America Large
Loan FRB
Ser. 04-BBA4, Class H,
4.718s, 2018	--	--	30,000	30,214	29,000	29,206
Ser. 04-BBA4, Class G,
4.468s, 2018	--	--	48,000	48,263	47,000	47,258

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Banc of America Large Loan
144A
FRB Ser. 02-FL2A, Class L1,
6.689s, 2014 $	-- $	--	$133,000 $	133,017	$205,000 $	205,026
FRB Ser. 05-ESHA, Class K,
5.68s, 2020	--	--	450,000	450,000	452,000	452,000
FRB Ser. 05-BOCA, Class L,
5.468s, 2016	--	--	143,000	143,337	132,000	132,311
FRB Ser. 05-BOCA, Class K,
5.118s, 2016	--	--	200,000	200,410	200,000	200,410
FRB Ser. 05-ESHA, Class G,
4.76s, 2020	100,000	100,000	180,000	180,000	181,000	181,000
Ser. 03-BBA2, Class X1A,
IO, 0.646s, 2015	4,371,354	11,702	12,506,586	33,480	11,436,751	30,616
Banc of America Structured
Security Trust 144A
Ser. 02-X1, Class A3,
5.436s, 2033	--	--	386,000	391,442	396,000	401,583
Bayview Commercial Asset
Trust 144A
FRB Ser. 05-1A, Class A1,
4.13s, 2035	57,053	56,984	437,405	436,880	323,299	322,911
Ser. 04-3, IO, 0.775s, 2035	584,980	44,673	1,490,511	113,826	1,466,785	112,014
Ser. 05-1A, IO, 0.775s,
2035	646,248	51,397	1,800,400	143,188	1,720,146	136,805
Bear Stearns Commercial
Mortgage Securities, Inc.
Ser. 05-PWR9, Class X1,
IO, 4.6s, 2042	--	--	9,037,000	89,311	13,612,000	134,525
Bear Stearns Commercial
Mortgage Securitization
Corp. Ser. 00-WF2,
Class F, 8.455s, 2032	--	--	189,000	219,311	124,000	143,887
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	10,000	10,960	118,000	129,326	116,000	127,134
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F,
6.56s, 2030	--	--	962,000	1,015,199	896,000	945,550
Ser. 98-1, Class G,
6.56s, 2030	--	--	249,000	263,835	231,000	244,763
Ser. 98-1, Class H,
6.34s, 2030	91,000	78,749	371,000	321,053	362,000	313,265
Chase Manhattan Bank-First
Union National Ser. 99-1,
Class A1, 7.134s, 2031	122,776	125,025	--	--	--	--
Citigroup Commercial
Mortgage Trust
144A Ser. 05-C3,
Class XC, IO, 0.061s, 2043	13,780,774	145,882	25,620,959	271,222	24,647,670	260,919
Commercial Mortgage
Acceptance Corp.
Ser. 97-ML1, Class A3,
6.57s, 2030	--	--	397,000	405,879	251,000	256,614
Ser. 97-ML1, Class A2,
6.53s, 2030	181,721	183,084	227,720	229,428	136,632	137,657
Ser. 97-ML1, IO, 0.918s,
2017	2,827,988	52,583	10,677,379	198,533	6,935,468	128,956

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Commercial Mortgage
Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s,
2031 $	-- $	--	$415,000 $	432,922	$404,000 $	421,447
Ser. 98-C2, Class F, 5.44s,
2030	--	--	146,000	146,036	142,000	142,035
Commercial Mortgage
Pass-Through
Certificates 144A
FRB Ser. 01-J2A, Class A2F,
4.272s, 2034	118,000	119,510	326,000	330,173	314,000	318,019
Ser. 05-C6, Class XC, IO,
3.98s, 2044	8,847,000	60,160	25,935,000	176,358	13,026,000	88,577
Ser. 05-LP5, Class XC, IO,
0.047s, 2043	6,012,071	63,728	13,391,746	141,953	13,027,937	138,096
Criimi Mae Commercial
Mortgage Trust 144A
Ser. 98-C1, Class B,
7s, 2033	280,000	290,986	--	--	--	--
Crown Castle Towers,
LLC 144A
Ser. 05-1A, Class D,
5.612s, 2035	228,000	224,161	620,000	609,562	597,000	586,949
CS First Boston Mortgage
Securities Corp. Ser. 97-C2,
Class F, 7.46s, 2035	52,000	55,564	303,000	323,767	294,000	314,150
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 03-TF2A, Class L,
7.768s, 2014	--	--	254,000	252,829	245,000	243,870
FRB Ser. 00-FL1A, Class D,
5.518s, 2009	40,354	40,153	180,899	179,995	181,595	180,687
FRB Ser. 04-TF2A, Class J,
4.718s, 2016	100,000	100,000	176,000	175,999	171,000	170,999
FRB Ser. 05-TFLA, Class J,
4.718s, 2020	--	--	67,000	67,000	64,000	64,000
FRB Ser. 05-TF2A, Class J,
4.668s, 2020	133,000	133,000	449,000	448,999	451,000	450,999
FRB Ser. 05-TFLA, Class H,
4.518s, 2020	--	--	67,000	67,000	64,000	64,000
FRB Ser. 04-TF2A, Class H,
4.468s, 2019	100,000	100,000	132,000	132,000	128,000	128,000
Ser. 01-CK1, Class AY, IO,
0.905s, 2035	5,014,000	172,561	13,888,000	477,968	13,364,000	459,934
Ser. 03-C3, Class AX, IO,
0.37s, 2038	3,188,976	135,850	7,034,680	299,677	6,987,840	297,682
Ser. 05-C2, Class AX, IO,
0.076s, 2037	5,844,707	91,984	13,463,593	211,890	16,973,014	267,121
Deutsche Mortgage & Asset
Receiving Corp.
Ser. 98-C1, Class C,
6.861s, 2031	50,000	51,892	--	--	--	--
Ser. 98-C1, Class X, IO,
1.056s, 2031	3,622,616	75,424	14,038,688	292,290	10,512,373	218,871

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

DLJ Commercial
Mortgage Corp.
Ser. 00-CF1, Class A1B,
7.62s, 2033	$39,000 $	43,149 $	472,000 $	522,219	$463,000 $	512,261
Ser. 99-CG2, Class B4,
6.1s, 2032	--	--	571,000	581,346	551,000	560,984
Ser. 98-CF2, Class B3,
6.04s, 2031	--	--	100,000	102,190	100,000	102,190
DLJ Commercial
Mortgage Corp.
144A Ser. 99-CG2,
Class B3, 6.1s, 2032	--	--	378,000	385,725	332,000	338,785
DLJ Mortgage
Acceptance Corp.
144A Ser. 97-CF1,
Class A3, 7.76s, 2030	--	--	250,000	258,563	200,000	206,851
Fannie Mae
IFB Ser. 05-37, Class SU,
13.88s, 2035	191,540	221,771	766,160	887,082	766,160	887,082
IFB Ser. 04-10, Class QC,
13.28s, 2031	88,717	97,775	545,953	601,691	505,689	557,316
IFB Ser. 05-57, Class CD,
10.763s, 2035	197,892	214,281	356,205	385,705	346,311	374,991
IFB Ser. 05-74, Class CP,
10.707s, 2035	198,110	216,311	419,992	458,578	421,973	460,741
IFB Ser. 02-36, Class SJ,
10.55s, 2029	6,115	6,279	22,902	23,519	14,427	14,816
IFB Ser. 05-45, Class DA,
10.377s, 2035	232,334	251,496	696,031	753,440	812,198	879,188
IFB Ser. 05-74, Class DM,
10.34s, 2035	280,455	301,758	958,305	1,031,094	922,628	992,708
IFB Ser. 05-45, Class DC,
10.267s, 2035	193,610	208,731	677,638	730,558	484,027	521,827
Ser. 04-T3, Class PT1,
9.879s, 2044	54,305	59,235	360,786	393,541	171,654	187,239
IFB Ser. 05-74, Class SK,
9.598s, 2035	228,817	245,454	779,560	836,243	750,834	805,429
Ser. 02-T1, Class A4,
9 1/2s, 2031	6,505	6,980	--	--	--	--
Ser. 02-T4, Class A4,
9 1/2s, 2041	59,442	63,749	481,503	516,394	61,778	66,254
Ser. 02-T6, Class A3,
9 1/2s, 2041	60,111	64,355	153,178	163,992	151,069	161,734
Ser. 02-T12, Class A4,
9 1/2s, 2042	28,602	30,723	73,127	78,549	71,948	77,282
IFB Ser. 05-74, Class CS,
9.488s, 2035	198,110	211,172	478,434	509,981	481,405	513,148
Ser. 03-W6, Class PT1,
9.37s, 2042	62,408	67,192	248,632	267,690	145,259	156,394
IFB Ser. 05-57, Class DC,
9.328s, 2034	206,852	220,884	650,108	694,206	630,408	673,169
IFB Ser. 04-79, Class SA,
9.295s, 2032	305,999	315,208	1,055,784	1,087,554	1,018,591	1,049,241
IFB Ser. 05-45, Class PC,
8.76s, 2034	105,641	111,459	318,862	336,422	319,831	337,444
IFB Ser. 03-87, Class SP,
8.168s, 2032	132,240	127,963	433,528	419,506	433,036	419,030
Ser. 95-5, Class A, 8s, 2025	28,648	31,046	92,856	100,629	93,319	101,131

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Fannie Mae
Ser. 95-5, Class TA,
8s, 2025	$6,916	$7,516	$22,456	$24,406	$22,575	$24,535
Ser. 95-6, Class A, 8s, 2025	19,646	21,284	63,814	69,133	64,152	69,499
Ser. 95-7, Class A, 8s, 2025	24,724	26,811	80,176	86,944	80,586	87,388
Ser. 95-12, Class PD,
8s, 2025	24,059	26,016	78,149	84,503	78,501	84,883
Ser. 94-95, Class A,
8s, 2024	57,470	62,374	186,435	202,342	187,398	203,387
Ser. 94-106, Class PA, 8s,
2024	37,714	40,909	122,337	132,701	122,950	133,366
Ser. 97-13, Class TA,
8s, 2027	14,970	16,211	48,526	52,548	48,784	52,827
Ser. 97-16, Class PE,
8s, 2027	40,333	43,662	130,682	141,466	131,387	142,230
Ser. 97-21, Class PA,
8s, 2027	61,712	66,757	199,999	216,349	201,055	217,491
Ser. 97-22, Class PA,
8s, 2027	116,710	126,374	378,497	409,839	380,473	411,978
Ser. 97-25, Class PB,
8s, 2027	38,338	41,479	124,468	134,665	125,094	135,344
Ser. 97-37, Class PB,
8s, 2027	103,319	111,901	335,260	363,105	337,010	365,000
Ser. 00-17, Class PA,
8s, 2030	37,061	39,884	120,241	129,397	120,881	130,086
Ser. 00-18, Class PA,
8s, 2030	34,856	37,500	112,922	121,491	113,476	122,087
Ser. 00-19, Class PA,
8s, 2030	36,880	39,695	119,527	128,651	120,150	129,321
Ser. 00-20, Class PA,
8s, 2030	20,935	22,565	67,903	73,190	68,267	73,583
Ser. 00-21, Class PA,
8s, 2030	61,276	66,006	198,775	214,118	199,822	215,245
Ser. 00-22, Class PA,
8s, 2030	44,457	47,837	144,029	154,980	144,736	155,741
Ser. 00-42, Class B2,
8s, 2030	7,558	8,155	24,416	26,346	24,522	26,460
IFB Ser. 05-73, Class SA,
7.592s, 2035	97,733	97,015	428,071	424,927	412,434	409,405
Ser. 254, Class 2, IO,
7 1/2s, 2024	203,580	47,899	--	--	--	--
Ser. 99-T2, Class A1,
7 1/2s, 2039	167,890	177,683	45,575	48,234	36,028	38,129
Ser. 00-T6, Class A1,
7 1/2s, 2030	--	--	--	--	1,788	1,881
Ser. 01-T1, Class A1,
7 1/2s, 2040	21,256	22,429	110,919	117,044	70,852	74,764
Ser. 01-T3, Class A1,
7 1/2s, 2040	20,900	22,006	52,947	55,748	55,037	57,948
Ser. 01-T4, Class A1,
7 1/2s, 2028	31,810	33,795	209,948	223,050	171,775	182,496
Ser. 01-T5, Class A3,
7 1/2s, 2030	--	--	347,924	366,184	--	--
Ser. 01-T7, Class A1,
7 1/2s, 2041	439,459	462,313	942,070	991,060	787,235	828,173
Ser. 01-T8, Class A1,
7 1/2s, 2041	389,906	410,655	2,104,984	2,217,007	2,741,705	2,887,613

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Fannie Mae
Ser. 01-T12, Class A2,
7 1/2s, 2041	$87,089 $	91,898 $	242,378 $	255,762	$232,565 $	245,407
Ser. 01-T10, Class A2,
7 1/2s, 2041	--	--	--	--	4,517	4,764
Ser. 02-14, Class A2,
7 1/2s, 2042	109,282	115,478	703,022	742,887	833,166	880,410
Ser. 02-26, Class A2,
7 1/2s, 2048	135,081	142,824	776,635	821,158	679,905	718,883
Ser. 02-T1, Class A3,
7 1/2s, 2031	49,435	52,193	1,023,810	1,080,953	154,807	163,448
Ser. 02-T4, Class A3,
7 1/2s, 2041	87,352	92,138	650,893	686,553	790,104	833,391
Ser. 02-T6, Class A2,
7 1/2s, 2041	258,487	272,410	2,373,968	2,501,838	2,998,802	3,160,328
Ser. 02-T12, Class A3,
7 1/2s, 2042	32,407	34,240	185,760	196,269	108,794	114,949
Ser. 02-T16, Class A3,
7 1/2s, 2042	444,597	470,424	1,426,301	1,509,157	1,128,204	1,193,742
Ser. 02-T18, Class A4,
7 1/2s, 2042	210,101	222,388	345,615	365,826	724,093	766,438
Ser. 02-T19, Class A3,
7 1/2s, 2042	39,690	42,006	--	--	--	--
Ser. 02-W1, Class 2A,
7 1/2s, 2042	132,428	139,311	1,001,986	1,054,069	1,103,703	1,161,074
Ser. 02-W3, Class A5,
7 1/2s, 2028	72,916	77,050	814,666	860,861	1,301,900	1,375,723
Ser. 02-W4, Class A5,
7 1/2s, 2042	304,576	322,014	986,669	1,043,162	798,207	843,910
Ser. 02-W6, Class 2A,
7 1/2s, 2042	241,578	255,275	623,658	659,016	616,919	651,895
Ser. 02-W7, Class A5,
7 1/2s, 2029	239,189	252,999	163,605	173,051	156,589	165,630
Ser. 03-W1, Class 2A,
7 1/2s, 2042	11,308	11,927	194,636	205,295	195,664	206,379
Ser. 03-W2, Class 1A3,
7 1/2s, 2042	780,652	826,513	212,999	225,513	787,986	834,278
Ser. 03-W3, Class 1A3,
7 1/2s, 2042	156,566	165,701	451,638	477,988	269,404	285,122
Ser. 03-W4, Class 4A,
7 1/2s, 2042	227,382	240,069	96,802	102,203	92,683	97,854
Ser. 03-W10, Class 1A1,
7 1/2s, 2032	51,137	54,012	332,849	351,558	326,495	344,846
Ser. 04-T2, Class 1A4,
7 1/2s, 2043	107,569	114,089	294,268	312,106	281,904	298,993
Ser. 04-T3, Class 1A4,
7 1/2s, 2044	5,621	5,963	24,982	26,502	16,239	17,226
Ser. 04-W2, Class 5A,
7 1/2s, 2044	315,403	334,830	1,373,069	1,457,643	1,381,369	1,466,454
Ser. 04-W8, Class 3A,
7 1/2s, 2044	363,888	386,323	975,641	1,035,795	887,966	942,713
Ser. 04-W9, Class 2A3,
7 1/2s, 2044	111,450	118,156	--	--	--	--
Ser. 04-W11, Class 1A4,
7 1/2s, 2044	274,622	291,432	1,113,053	1,181,184	1,070,750	1,136,292
Ser. 04-W12, Class 1A4,
7 1/2s, 2044	110,955	117,713	207,062	219,676	200,812	213,044
Ser. 04-W14, Class 2A,
7 1/2s, 2044	36,679	38,893	94,681	100,397	94,681	100,397

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Fannie Mae
Ser. 05-W1, Class 1A4,
7 1/2s, 2044	$303,336	$321,790	$842,973	$894,257	$809,455	$858,700
Ser. 05-W3, Class 1A,
7 1/2s, 2045	542,680	577,687	1,975,239	2,102,658	283,983	302,302
Ser. 01-W3, Class A,
7s, 2041	130,874	136,424	158,756	165,488	159,609	166,378
Ser. 02-14, Class A1,
7s, 2042	324,003	338,292	659,848	688,949	620,676	648,050
Ser. 02-26, Class A1,
7s, 2048	72,591	75,821	412,178	430,517	413,948	432,367
Ser. 02-T4, Class A2,
7s, 2041	36,426	37,990	165,790	172,912	124,811	130,173
Ser. 02-T16, Class A2,
7s, 2042	73,217	76,528	415,454	434,245	417,133	436,000
Ser. 03-14, Class AI, IO, 7s,
2033	69,379	13,165	241,527	45,832	231,557	43,940
Ser. 03-W3, Class 1A2,
7s, 2042	125,249	130,951	202,733	211,963	204,148	213,442
Ser. 03-W8, Class 2A,
7s, 2042	63,629	66,580	--	--	--	--
Ser. 04-T2, Class 1A3, 7s,
2043	80,397	84,245	--	--	--	--
Ser. 04-T3, Class 1A3, 7s,
2044	141,061	147,806	517,417	542,158	--	--
Ser. 04-W1, Class 2A2, 7s,
2033	748,393	783,949	1,942,809	2,035,112	1,868,561	1,957,337
Ser. 04-W12, Class 1A3,
7s, 2044	310,615	325,624	--	--	--	--
Ser. 05-45, Class OX, IO,
7s, 2035	113,494	20,652	209,921	38,199	262,827	47,826
IFB Ser. 02-97, Class TW,
IO, 6 1/2s, 2031	95,258	16,199	338,481	57,560	325,061	55,278
Ser. 318, Class 2, IO, 6s,
2032	40,913	8,185	142,638	28,537	136,658	27,341
Ser. 03-22, IO, 6s, 2033	373,121	72,359	--	--	--	--
Ser. 03-31, Class IM, IO,
5 3/4s, 2032	220,642	27,029	1,360,887	166,709	1,259,532	154,293
Ser. 329, Class 2, IO, 5 1/2s,
2033	2,514,686	533,918	13,097,301	2,780,817	10,731,979	2,278,612
Ser. 331, Class 1, IO, 5 1/2s,
2033	404,907	78,321	1,304,809	252,389	1,289,132	249,357
Ser. 333, Class 2, IO, 5 1/2s,
2033	2,434,156	525,680	11,193,493	2,417,345	9,375,225	2,024,672
Ser. 338, Class 2, IO, 5 1/2s,
2033	187,568	40,462	1,186,539	255,961	1,032,694	222,774
Ser. 350, Class 2, IO, 5 1/2s,
2034	1,159,413	246,696	5,722,926	1,217,704	5,488,755	1,167,878
Ser. 03-8, Class IP, IO,
5 1/2s, 2028	--	--	716,605	41,538	661,709	38,356
Ser. 03-26, Class OI, IO,
5 1/2s, 2032	395,562	59,727	1,405,558	212,230	1,349,830	203,816
Ser. 03-45, Class AI, IO,
5 1/2s, 2033	745,891	104,965	--	--	--	--
Ser. 03-45, Class PI, IO,
5 1/2s, 2029	230,202	23,164	784,060	78,896	755,021	75,974
Ser. 04-23, IO, 5 1/2s, 2034	359,395	72,231	--	--	--	--

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Fannie Mae
Ser. 03-14, Class XI, IO,
5 1/4s, 2033	$196,571 $	27,895 $	684,321 $	97,112	$656,072 $	93,103
Ser. 03-14, Class TI, IO, 5s,
2033	183,198	24,216	637,767	84,304	611,440	80,824
Ser. 03-24, Class UI, IO, 5s,
2031	223,447	32,405	627,339	90,980	625,825	90,760
Ser. 343, Class 25, IO,
4 1/2s, 2018	324,434	48,633	1,063,602	159,434	1,062,393	159,253
IFB Ser. 02-89, Class S, IO,
4.37s, 2033	300,537	26,868	1,046,363	93,545	1,003,230	89,689
IFB Ser. 02-36, Class QH,
IO, 4.22s, 2029	13,248	292	49,620	1,095	36,995	817
IFB Ser. 03-66, Class SA,
IO, 3.82s, 2033	336,280	25,852	1,093,366	84,052	1,097,356	84,359
IFB Ser. 97-44, Class SN,
IO, 3.8s, 2023	104,112	9,589	357,831	32,956	344,024	31,685
IFB Ser. 02-92, Class SB,
IO, 3.52s, 2030	106,620	7,167	371,555	24,976	356,208	23,944
IFB Ser. 05-52, Class DC,
IO, 3.37s, 2035	232,299	20,515	810,712	71,596	777,127	68,630
IFB Ser. 04-24, Class CS,
IO, 3.32s, 2034	370,527	34,158	1,278,885	117,897	1,235,087	113,860
IFB Ser. 04-89, Class EI,
IO, 3.32s, 2034	987,829	82,306	--	--	--	--
IFB Ser. 03-122, Class SA,
IO, 3.27s, 2028	499,806	29,783	1,776,015	105,832	1,709,019	101,840
IFB Ser. 03-122, Class SJ,
IO, 3.27s, 2028	536,213	32,208	1,905,336	114,445	1,829,792	109,907
IFB Ser. 04-51, Class S0,
IO, 3.22s, 2034	101,160	5,847	279,199	16,138	280,211	16,196
IFB Ser. 04-60, Class SW,
IO, 3.22s, 2034	685,862	57,441	2,387,683	199,968	2,289,121	191,714
IFB Ser. 04-64, Class SW,
IO, 3.22s, 2034	900,704	54,887	3,135,765	191,086	3,006,188	183,190
IFB Ser. 04-65, Class ST,
IO, 3.22s, 2034	454,729	27,693	1,582,544	96,377	1,517,037	92,388
IFB Ser. 04-99, Class SA,
IO, 3.17s, 2035	81,402	4,135	--	--	--	--
IFB Ser. 05-65, Class KI,
IO, 3.17s, 2035	1,469,745	91,403	2,169,405	134,915	2,709,927	168,530
IFB Ser. 05-89, Class S,
IO, 3.06s, 2035	1,163,000	62,148	3,773,000	201,620	3,794,000	202,742
IFB Ser. 05-87, Class SG,
IO, 3.03s, 2035	803,000	47,427	2,594,000	153,208	2,606,000	153,917
IFB Ser. 05-92, Class SC,
IO, 2.99s, 2035	803,000	51,693	2,594,000	166,989	2,606,000	167,761
IFB Ser. 05-42, Class PQ,
IO, 2.97s, 2035	95,990	7,725	460,750	37,082	441,552	35,537
IFB Ser. 05-42, Class SA,
IO, 2.97s, 2035	582,581	40,786	2,027,344	141,931	1,944,118	136,104
IFB Ser. 05-83, Class SL,
IO, 2.95s, 2035	1,639,000	94,360	5,329,000	306,799	5,349,000	307,950
IFB Ser. 05-17, Class ES,
IO, 2.92s, 2035	255,384	22,985	907,457	81,671	871,477	78,433
IFB Ser. 05-17, Class SY,
IO, 2.92s, 2035	193,394	16,831	425,280	37,013	408,418	35,545
IFB Ser. 05-29, Class SD,
IO, 2.92s, 2035	186,492	12,880	1,199,798	82,861	1,152,027	79,562

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Fannie Mae
IFB Ser. 05-62, Class FS,
IO, 2.92s, 2034	$346,253 $	24,184	$1,190,675 $	83,161	$1,144,310 $	79,923
IFB Ser. 05-72, Class WS,
IO, 2.92s, 2035	99,077	7,787	--	--	--	--
IFB Ser. 05-73, Class SI,
IO, 2.92s, 2035	97,733	6,872	495,507	34,840	476,937	33,535
IFB Ser. 05-82, Class SW,
IO, 2.9s, 2035	628,391	33,089	2,140,368	112,704	2,060,740	108,511
IFB Ser. 05-82, Class SY,
IO, 2.9s, 2035	799,160	42,081	2,723,669	143,418	2,621,975	138,063
IFB Ser. 05-45, Class EW,
IO, 2.89s, 2035	1,043,303	58,818	1,545,977	87,157	1,933,947	109,030
IFB Ser. 05-45, Class SR,
IO, 2.89s, 2035	1,039,376	57,552	3,618,362	200,355	3,469,000	192,085
IFB Ser. 05-47, Class SW,
IO, 2.89s, 2035	834,795	43,566	--	--	--	--
IFB Ser. 05-17, Class SA,
IO, 2.87s, 2035	1,199,309	93,321	1,349,224	104,987	1,295,730	100,824
IFB Ser. 05-17, Class SE,
IO, 2.87s, 2035	408,105	30,863	1,450,126	109,666	1,392,631	105,318
IFB Ser. 05-23, Class SG,
IO, 2.87s, 2035	417,566	30,926	1,484,582	109,952	1,425,945	105,609
IFB Ser. 05-29, Class SX,
IO, 2.87s, 2035	520,529	34,566	1,849,608	122,826	1,776,274	117,956
IFB Ser. 05-29, Class SY,
IO, 2.87s, 2035	1,250,259	93,520	--	--	--	--
IFB Ser. 05-54, Class SA,
IO, 2.87s, 2035	738,867	39,234	2,553,462	135,589	2,465,175	130,901
IFB Ser. 05-57, Class CI,
IO, 2.87s, 2035	390,776	25,292	1,372,481	88,829	1,315,294	85,128
IFB Ser. 05-57, Class DI,
IO, 2.87s, 2035	893,324	63,020	3,111,909	219,530	2,984,292	210,527
IFB Ser. 05-73, Class SD,
IO, 2.85s, 2035	359,107	25,306	1,222,326	86,136	1,176,586	82,913
IFB Ser. 04-38, Class SI,
IO, 2.74s, 2033	706,745	36,892	2,460,978	128,463	2,359,425	123,162
IFB Ser. 03-124, Class ST,
IO, 2.67s, 2034	235,922	11,206	--	--	--	--
IFB Ser. 04-72, Class BS,
IO, 2.67s, 2034	214,747	10,136	--	--	--	--
IFB Ser. 04-72, Class SB,
IO, 2.67s, 2034	336,073	15,661	1,170,559	54,548	1,122,711	52,318
IFB Ser. 05-67, Class BS,
IO, 2.32s, 2035	418,000	18,157	1,360,364	59,091	1,365,030	59,293
IFB Ser. 05-87, Class SE,
IO, 2.3s, 2035	3,138,000	131,404	10,204,000	427,293	10,242,000	428,884
IFB Ser. 05-74, Class SE,
IO, 2.27s, 2035	3,187,551	122,023	4,327,796	165,672	3,956,164	151,446
IFB Ser. 05-82, Class SI,
IO, 2.27s, 2035	1,336,192	52,613	4,551,882	179,230	4,382,938	172,578
IFB Ser. 05-74, Class NI,
IO, 2 1/4s, 2035	535,166	28,787	--	--	--	--
Ser. 03-W12, Class 2, IO,
2.223s, 2043	1,879,344	94,872	3,744,693	189,038	3,080,174	155,492
IFB Ser. 05-58, Class IK, IO,
2.17s, 2035	280,147	13,920	969,443	48,169	935,748	46,495
Ser. 03-W10, Class 1, IO,
1.968s, 2043	1,671,265	71,551	7,988,913	342,025	11,626,257	497,749

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Fannie Mae
Ser. 03-W10, Class 3, IO,
1.935s, 2043	$588,409 $	25,191	$2,415,881 $	103,430	$1,884,854 $	80,695
Ser. 03-W8, Class 12, IO,
1.638s, 2042	2,547,580	99,120	9,039,745	351,712	6,960,291	270,806
Ser. 03-W6, Class 11, IO,
1.286s, 2042	506,111	3,262	401,480	2,587	965,785	6,224
Ser. 03-W17, Class 12, IO,
1.155s, 2033	--	--	2,819,708	84,999	2,707,070	81,604
Ser. 03-T2, Class 2, IO,
0.905s, 2042	1,246,240	23,634	11,995,060	227,480	8,528,955	161,747
Ser. 03-W6, Class 51, IO,
0.683s, 2042	812,927	14,399	3,636,285	64,408	2,879,876	51,010
Ser. 01-T12, Class IO,
0.572s, 2041	4,735,043	58,573	2,375,030	29,379	1,580,433	19,550
IFB Ser. 04-90, Class KS, IO,
0 1/2s, 2034	1,688,595	28,822	--	--	--	--
Ser. 01-50, Class B1, IO,
0.465s, 2041	5,445,371	48,464	3,850,391	34,268	2,577,839	22,943
Ser. 03-W2, Class 1, IO,
0.469s, 2042	625,488	6,151	21,961,584	215,953	17,583,167	172,899
Ser. 02-T4, IO, 0.453s, 2041	12,344,620	114,539	12,975,047	120,388	8,204,687	76,127
Ser. 02-T1, Class IO, IO,
0.426s, 2031	1,908,587	18,000	2,369,974	22,351	1,504,873	14,192
Ser. 03-W6, Class 3, IO,
0.365s, 2042	1,134,128	9,494	5,072,415	42,462	4,017,538	33,631
Ser. 02-W8, Class 1, IO,
0.364s, 2042	2,287,193	16,439	--	--	--	--
Ser. 03-W6, Class 23, IO,
0.351s, 2042	1,196,799	9,794	5,351,716	43,797	4,238,473	34,687
Ser. 01-79, Class BI, IO,
0.34s, 2045	2,008,839	14,577	13,691,011	99,349	9,735,143	70,643
Ser. 03-W8, Class 11, IO,
0.315s, 2042	1,122,722	203	3,969,011	719	3,060,533	554
IFB Ser. 04-89, Class EX, IO,
0.05s, 2034	821,669	1,373	--	--	--	--
Ser. 03-W6, Class 21, IO,
0.026s, 2042	465,904	11	369,733	8	888,976	20
Ser. 354, Class 1, Principal
Only (PO), zero %, 2034	2,784,705	2,177,428	4,247,815	3,321,468	4,063,845	3,177,618
Ser. 352, Class 1, PO,
zero %, 2034	632,281	494,976	283,777	222,153	278,283	217,851
Ser. 353, Class 1, PO,
zero %, 2034	475,539	357,396	4,681,266	3,518,258	4,500,293	3,382,246
Ser. 03-34, Class P1, PO,
zero %, 2043	64,003	44,617	--	--	--	--
Ser. 05-38, PO, zero %,
2031	--	--	100,000	74,750	100,000	74,750
Ser. 05-65, Class KO, PO,
zero %, 2035	--	--	--	--	91,459	78,148
FRB Ser. 05-36, Class QA,
zero %, 2035	--	--	172,110	175,048	166,123	168,959
FRB Ser. 05-57, Class UL,
zero %, 2035	263,522	268,386	910,094	926,891	879,036	895,260
FRB Ser. 05-65, Class CU,
zero %, 2034	--	--	254,423	310,893	244,749	299,072
FRB Ser. 05-65, Class ER,
zero %, 2035	247,321	253,607	839,720	861,060	808,438	828,983

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%			Balanced 6.7%			Conservative 13.4%

	Principal			Principal			Principal

	amount	Value		amount	Value		amount	Value

Fannie Mae
FRB Ser. 05-79, Class FE,
zero %, 2035	$122,339 $	127,944	$	-- $	--	$	-- $	--
FRB Ser. 05-81, Class DF,
zero %, 2033	--	--		143,898	149,384		139,401	144,716
Federal Home Loan
Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s,
2042	30,625	32,885		78,007	83,763		76,851	82,522
Ser. T-41, Class 3A, 7 1/2s,
2032	143,062	150,798		959,695	1,011,592		958,183	1,009,998
Ser. T-42, Class A5, 7 1/2s,
2042	192,214	202,998		450,986	476,288		756,233	798,661
Ser. T-51, Class 2A, 7 1/2s,
2042	211,833	223,236		466,903	492,038		542,318	571,513
Ser. T-57, Class 1A3, 7 1/2s,
2043	310,187	328,973		1,017,453	1,079,073		1,016,443	1,078,001
Ser. T-58, Class 4A, 7 1/2s,
2043	911,263	962,868		296,172	312,944		163,003	172,234
Ser. T-59, Class 1A3, 7 1/2s,
2043	330,164	350,765		451,205	479,359		723,405	768,543
Ser. T-60, Class 1A3, 7 1/2s,
2044	458,342	485,997		1,475,212	1,564,220		1,456,056	1,543,909
Ser. T-41, Class 2A, 7s, 2032	27,782	28,933		78,902	82,169		79,457	82,747
Ser. T-60, Class 1A2, 7s,
2044	235,406	246,432		1,439,734	1,507,170		1,448,228	1,516,062
Ser. T-56, Class A, IO,
0.834s, 2043	1,122,991	13,336		3,944,666	46,843		3,146,210	37,361
Ser. T-56, Class 3, IO,
0.353s, 2043	1,069,783	10,364		3,552,796	34,418		2,902,463	28,118
Ser. T-56, Class 1, IO,
0.285s, 2043	1,290,267	9,274		4,285,749	30,804		3,500,801	25,162
Ser. T-56, Class 2, IO,
0.043s, 2043	1,217,442	3,044		4,042,741	10,107		3,302,610	8,257
FFCA Secured Lending Corp.
Ser. 99-1A, Class C1, 7.59s,
2025	100,000	70,000		--	--		--	--
Ser. 00-1, Class X, IO,
1.486s, 2020	756,770	47,213		2,925,840	182,535		1,869,905	116,658
FFCA Secured Lending Corp.
144A Ser. 00-1, Class A2,
7.77s, 2027	273,586	303,766		931,030	1,033,734		492,036	546,314
First Union National Bank-
Bank of America
Commercial Mortgage
144A Ser. 01-C1,
Class 3, IO, 1.964s, 2033	--	--		7,041,532	507,744		6,271,774	452,239
First Union-Lehman Brothers
Commercial Mortgage
Trust II
Ser. 97-C2, Class F, 7 1/2s,
2029	--	--		580,000	667,358		538,000	619,032
Ser. 97-C1, Class A3, 7.38s,
2029	439,873	447,162		--	--		--	--
First Union-Lehman Brothers-
Bank of America 144A
Ser. 98-C2, Class G, 7s,
2035	--	--		717,000	797,368		703,000	781,798

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Freddie Mac
IFB Ser. 2763, Class SC,
13.527s, 2032	$300,623 $	330,574	$1,068,797 $	1,175,281	$1,066,478 $	1,172,731
IFB Ser. 2771, Class SV,
13.627s, 2034	110,808	126,548	--	--	--	--
IFB Ser. 2990, Class SL,
10.677s, 2034	99,108	106,647	591,673	636,682	570,860	614,286
IFB Ser. 2976, Class LC,
10.604s, 2035	--	--	277,204	297,746	266,314	286,049
IFB Ser. 2976, Class KL,
10.567s, 2035	204,930	218,959	654,388	699,187	627,658	670,627
IFB Ser. 2990, Class DP,
10.457s, 2034	98,916	103,950	585,583	615,383	564,811	593,554
IFB Ser. 2967, Class DS,
8.796s, 2035	--	--	164,209	161,971	158,481	156,320
IFB Ser. 3012, Class ST,
8.395s, 2035	99,535	96,431	--	--	--	--
IFB Ser. 3031, Class BS,
7 3/4s, 2027	248,000	242,201	--	--	--	--
IFB Ser. 2990, Class LB,
7.315s, 2034	204,162	197,749	692,762	671,003	663,030	642,204
Ser. 1890, Class H, 7 1/2s,
2026	31,599	33,741	102,571	109,526	103,233	110,233
Ser. 1895, Class C, 7 1/2s,
2026	16,634	17,762	54,113	57,783	54,470	58,164
Ser. 1904, Class D, 7 1/2s,
2026	37,826	40,392	122,363	130,660	123,281	131,641
Ser. 1905, Class H, 7 1/2s,
2026	33,048	35,288	107,034	114,292	107,774	115,082
Ser. 1915, Class C, 7 1/2s,
2026	28,788	30,740	93,388	99,721	94,076	100,456
Ser. 1923, Class D, 7 1/2s,
2026	34,201	36,520	110,999	118,526	111,795	119,376
Ser. 1924, Class H, 7 1/2s,
2027	32,579	34,788	106,019	113,208	106,755	113,994
Ser. 1928, Class D, 7 1/2s,
2027	12,688	13,548	41,114	43,902	41,358	44,162
Ser. 1932, Class E, 7 1/2s,
2027	29,512	31,514	96,092	102,608	96,619	103,171
Ser. 1938, Class E, 7 1/2s,
2027	12,290	13,124	40,094	42,812	40,452	43,195
Ser. 1941, Class E, 7 1/2s,
2027	9,970	10,646	32,581	34,790	32,759	34,980
Ser. 1943, Class M, 7 1/2s,
2027	21,338	22,784	69,097	73,783	69,642	74,364
Ser. 1969, Class PF, 7 1/2s,
2027	34,445	36,781	111,283	118,830	111,813	119,395
Ser. 1975, Class E, 7 1/2s,
2027	9,086	9,702	29,529	31,532	29,746	31,763
Ser. 1989, Class C, 7 1/2s,
2027	14,271	15,239	46,249	49,385	46,646	49,809
Ser. 1990, Class D, 7 1/2s,
2027	39,679	42,369	128,771	137,503	129,633	138,424
Ser. 2187, Class PH, 7 1/2s,
2029	97,424	104,031	315,867	337,286	318,150	339,725
Ser. 2217, Class PD, 7 1/2s,
2030	43,301	46,237	141,183	150,757	142,275	151,923
Ser. 2224, Class PD, 7 1/2s,
2030	43,130	46,054	139,062	148,493	139,869	149,353

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Freddie Mac
Ser. 2229, Class PD, 7 1/2s,
2030	$41,825	$44,662	$135,667	$144,867	$136,516	$145,773
IFB Ser. 2990, Class WP,
7.306s, 2035	98,768	98,105	466,185	463,057	450,382	447,360
Ser. 1530, Class I, 7s, 2023	43,564	45,927	140,070	147,664	141,173	148,827
Ser. 1725, Class D, 7s, 2024	18,205	19,192	58,777	61,964	59,297	62,512
Ser. 1750, Class C, 7s, 2023	40,585	42,785	131,901	139,053	133,254	140,479
Ser. 1973, Class PJ, 7s, 2027	94,591	99,719	306,083	322,678	308,283	324,997
Ser. 1978, Class PG, 7s,
2027	79,200	83,494	256,521	270,429	258,281	272,285
Ser. 1987, Class AP, 7s,
2027	27,526	29,019	89,055	93,884	89,595	94,453
Ser. 1987, Class PT, 7s,
2027	44,160	46,554	142,966	150,718	144,070	151,882
Ser. 1998, Class PL, 7s,
2027	54,658	57,621	177,491	187,115	178,667	188,354
Ser. 1999, Class PG, 7s,
2027	89,720	94,585	290,212	305,947	292,718	308,589
Ser. 2004, Class BA, 7s,
2027	52,692	55,549	170,830	180,092	172,172	181,507
Ser. 2005, Class C, 7s, 2027	41,332	43,573	134,289	141,570	135,397	142,738
Ser. 2005, Class CE, 7s,
2027	46,399	48,915	149,966	158,097	151,233	159,433
Ser. 2006, Class H, 7s, 2027	132,663	139,856	429,214	452,485	432,565	456,018
Ser. 2006, Class T, 7s, 2027	84,698	89,290	274,451	289,332	276,561	291,555
Ser. 2008, Class G, 7s, 2023	6,911	7,286	22,156	23,357	22,349	23,561
Ser. 2020, Class E, 7s, 2028	128,317	135,273	415,882	438,431	419,319	442,054
Ser. 2031, Class PG, 7s,
2028	25,217	26,584	82,438	86,908	82,923	87,419
Ser. 2054, Class H, 7s, 2028	232,993	245,626	754,178	795,068	759,966	801,171
Ser. 2198, Class PH, 7s,
2029	92,201	97,200	297,924	314,077	300,229	316,507
Ser. 2208, Class PG, 7s,
2030	111,522	117,569	360,667	380,222	363,514	383,224
Ser. 2211, Class PG, 7s,
2030	62,606	66,001	203,570	214,607	205,145	216,268
Ser. 2256, Class UA, 7s,
2030	12,666	13,352	41,225	43,460	41,474	43,722
Ser. 224, IO, 6s, 2033	120,958	24,376	421,708	84,986	404,029	81,423
Ser. 2778, Class TI, IO, 6s,
2033	377,450	60,215	1,294,113	206,450	1,247,895	199,077
Ser. 2963, IO, 6s, 2034	510,605	95,419	--	--	--	--
Ser. 223, IO, 5 1/2s, 2032	239,338	49,212	1,172,832	241,153	1,114,675	229,195
Ser. 226, IO, 5 1/2s, 2034	267,732	58,614	2,518,743	551,425	2,402,362	525,946
Ser. 2553, Class IJ, IO,
5 1/2s, 2020	18,138	71	--	--	--	--
Ser. 2581, Class IH, IO,
5 1/2s, 2031	--	--	447,101	112,010	425,918	106,704
Ser. 2590, Class YD, IO,
5 1/2s, 2032	100,000	29,801	--	--	--	--
Ser. 2595, Class WU, IO,
5 1/2s, 2026	547,200	74,727	--	--	--	--
Ser. 2600, Class CI, IO,
5 1/2s, 2029	--	--	138,306	32,113	132,823	30,840
Ser. 2664, Class UD, IO,
5 1/2s, 2028	--	--	220,410	38,848	211,671	37,307

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%			Balanced 6.7%			Conservative 13.4%

	Principal			Principal			Principal

	amount	Value		amount	Value		amount	Value

Freddie Mac
Ser. 2980, Class ZC, 5 1/2s,
2035	$76,756 $	76,852	$	-- $	--	$	-- $	--
Ser. 3045, Class DI, IO, 5s,
2035	617,000	32,200		4,538,100	236,834		6,774,400	353,542
IFB Ser. 2927, Class SI, IO,
4.732s, 2035	314,518	40,819		1,118,704	145,190		1,074,445	139,446
Ser. 2965, Class ZJ, 4 1/2s,
2020	73,876	73,784		--	--		--	--
IFB Ser. 2538, Class SH, IO,
3.782s, 2032	59,724	4,256		207,914	14,816		199,328	14,204
IFB Ser. 2828, Class GI, IO,
3.732s, 2034	337,131	39,238		1,105,229	128,636		1,103,972	128,490
IFB Ser. 2802, Class SM, IO,
3.582s, 2032	128,391	8,708		442,866	30,036		424,766	28,808
IFB Ser. 2869, Class SH, IO,
3.532s, 2034	191,586	14,277		660,602	49,227		634,410	47,276
IFB Ser. 2869, Class JS, IO,
3.482s, 2034	874,889	64,000		2,868,186	209,814		2,864,925	209,575
IFB Ser. 2882, Class SL, IO,
3.432s, 2034	97,529	8,805		581,149	52,468		580,488	52,408
IFB Ser. 2682, Class TQ, IO,
3.282s, 2033	169,218	10,204		589,785	35,564		565,358	34,091
IFB Ser. 2815, Class PT, IO,
3.282s, 2032	328,457	26,882		1,167,111	95,519		1,120,838	91,732
IFB Ser. 3031, Class BI, IO,
3.1s, 2035	200,000	16,616		562,000	46,692		564,000	46,858
IFB Ser. 3033, Class SF, IO,
3.097s, 2012	268,000	17,755		869,000	57,571		872,000	57,770
IFB Ser. 2922, Class SE, IO,
2.982s, 2035	568,221	30,343		1,977,918	105,621		1,896,316	101,263
IFB Ser. 2981, Class AS, IO,
2.952s, 2035	535,680	28,123		1,824,580	95,790		1,756,653	92,224
IFB Ser. 2981, Class BS, IO,
2.952s, 2035	295,088	15,315		1,005,171	52,168		967,753	50,226
IFB Ser. 2981, Class CS, IO,
2.952s, 2035	361,957	19,003		--	--		--	--
IFB Ser. 2924, Class SA, IO,
2.932s, 2035	814,033	41,434		2,834,607	144,281		2,717,771	138,335
IFB Ser. 2927, Class ES, IO,
2.932s, 2035	254,509	17,066		902,264	60,502		866,863	58,128
IFB Ser. 2950, Class SM, IO,
2.932s, 2016	347,199	25,280		1,233,708	89,829		1,184,793	86,268
IFB Ser. 2962, Class BS, IO,
2.882s, 2035	1,044,416	64,609		3,659,677	226,392		3,486,286	215,665
IFB Ser. 2986, Class WS, IO,
2.882s, 2035	226,997	9,009		773,119	30,683		744,626	29,552
IFB Ser. 2990, Class LI, IO,
2.862s, 2034	300,626	21,455		1,062,859	75,855		1,017,280	72,602
IFB Ser. 3012, Class UI, IO,
2.652s, 2035	142,634	7,726		--	--		--	--
IFB Ser. 2988, Class AS, IO,
2.432s, 2035	--	--		401,075	15,245		386,589	14,694
IFB Ser. 2937, Class SY, IO,
2.332s, 2035	196,608	7,373		640,296	24,011		643,309	24,124
IFB Ser. 3012, Class WI, IO,
2.332s, 2035	205,126	12,168		--	--		--	--
IFB Ser. 3012, Class IG, IO,
2.312s, 2035	518,519	26,145		--	--		--	--

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Freddie Mac
IFB Ser. 2957, Class SW, IO,
2.232s, 2035	$1,112,527 $	39,981	$3,790,625 $	136,226	$3,649,250 $	131,145
IFB Ser. 2835, Class BI, IO,
0.03s, 2030	343,645	307	--	--	--	--
Ser. 1208, Class F, PO,
zero %, 2022	13,601	10,916	--	--	--	--
FRB Ser. 2958, Class FB,
zero %, 2035	569,358	568,409	--	--	--	--
FRB Ser. 2958, Class FL,
zero %, 2035	82,876	80,177	422,667	408,901	406,921	393,667
FRB Ser. 2992, Class WM,
zero %, 2035	--	--	285,196	311,577	275,396	300,870
FRB Ser. 3003, Class XF,
zero %, 2035	196,842	203,392	700,756	724,077	676,151	698,653
FRB Ser. 3022, Class TC,
zero %, 2035	--	--	152,756	166,623	153,682	167,633
FRB Ser. 3024, Class CF,
zero %, 2034	310,568	312,376	--	--	--	--
Ser. 3045, Class DO, PO,
zero %, 2035	--	--	347,000	276,082	518,000	412,134
FRB Ser. 3046, Class UF,
zero %, 2035	100,000	99,465	--	--	--	--
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO,
3.87s, 2045	25,324,000	136,750	49,194,000	265,648	49,574,000	267,700
Ser. 05-C2, Class XC, IO,
0.053s, 2043	12,201,353	105,271	21,626,404	186,588	20,795,810	179,422
General Growth Properties-
Mall Properties Trust FRB
Ser. 01-C1A, Class D3,
6.018s, 2014	53,946	53,996	155,257	155,403	124,995	125,112
GMAC Commercial Mortgage
Securities, Inc.
Ser. 05-C1, Class X1, IO,
9.6s, 2043	4,751,000	86,943	19,984,000	365,707	21,705,000	397,202
Ser. 99-C3, Class F, 8.032s,
2036	56,000	59,265	75,000	79,372	112,000	118,529
Ser. 03-C2, Class A2,
5.45s, 2040	198,000	203,937	1,181,000	1,216,410	1,179,000	1,214,350
Ser. 04-C2, Class A4,
5.301s, 2038	85,000	86,446	315,000	320,359	311,000	316,291
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G,
6.974s, 2036	--	--	350,039	282,201	306,364	246,990
FRB Ser. 02-FL1A, Class D,
6.49s, 2014	--	--	81,017	81,017	74,978	74,978
Government National
Mortgage Association
IFB Ser. 05-7, Class JM,
8.383s, 2034	224,384	232,303	773,409	800,705	746,674	773,026
IFB Ser. 05-68, Class SP,
8.255s, 2035	500,000	476,141	--	--	--	--
Ser. 97-13, Class PI, IO, 8s,
2027	118,319	25,688	--	--	--	--
IFB Ser. 05-68, Class DP,
7.345s, 2035	142,000	140,919	--	--	--	--

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Government National
Mortgage Association
Ser. 05-13, Class MI, IO,
5 1/2s, 2032	$233,794 $	34,742 $	819,227 $	121,738	$780,413 $	115,970
Ser. 05-13, Class PI, IO,
5 1/2s, 2033	249,717	39,970	887,324	142,027	852,143	136,395
Ser. 03-40, Class IE, IO, 5s,
2028	114,188	8,830	--	--	--	--
IFB Ser. 04-86, Class SW,
IO, 2.954s, 2034	190,490	11,630	1,542,063	94,145	1,433,212	87,499
IFB Ser. 05-68, Class SI, IO,
2.66s, 2035	1,447,000	85,759	4,705,000	278,849	4,722,000	279,857
IFB Ser. 05-28, Class SA, IO,
2.404s, 2035	1,018,203	42,796	3,617,994	152,069	3,474,547	146,040
IFB Ser. 05-51, Class SJ, IO,
2.404s, 2035	440,707	22,999	1,432,051	74,735	1,437,003	74,994
IFB Ser. 05-68, Class S, IO,
2.404s, 2029	873,000	45,855	2,839,000	149,120	2,849,000	149,645
IFB Ser. 05-60, Class SJ, IO,
2.052s, 2034	697,000	28,969	--	--	--	--
IFB Ser. 04-11, Class SA, IO,
1.704s, 2034	405,714	13,522	1,411,180	47,031	1,352,648	45,081
Ser. 98-2, Class EA, PO,
zero %, 2028	29,418	23,994	5,613	4,578	--	--
Ser. 99-31, Class MP, PO,
zero %, 2029	27,760	23,732	131,152	112,119	65,576	56,060
GS Mortgage Securities Corp.
II 144A
FRB Ser. 03-FL6A, Class L,
7.018s, 2015	87,000	87,489	124,000	124,698	114,000	114,641
Ser. 05-GG4, Class XC, IO,
0.113s, 2039	8,566,375	169,922	23,243,917	461,065	22,383,031	443,988
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4,
8 1/2s, 2035	69,086	74,664	--	--	136,253	147,254
Ser. 05-RP3, Class 1A3, 8s,
2035	206,516	220,807	--	--	405,239	433,282
Ser. 05-RP3, Class 1A2,
7 1/2s, 2035	170,497	180,047	--	--	334,174	352,893
HVB Mortgage Capital Corp.
Ser. 03-FL1A, Class K,
6.42s, 2022	118,000	118,000	--	--	--	--
JPMorgan Chase Commercial
Mortgage Securities
Corp. 144A
Ser. 04-FL1A, Class X1A,
IO, 1.05s, 2019	4,163,018	28,142	--	--	--	--
Ser. 05-CB12, Class X1, IO,
0.059s, 2037	4,320,009	47,175	12,365,440	135,031	11,886,771	129,804
Ser. 05-LDP2, Class X1, IO,
0.051s, 2042	17,219,706	270,522	42,139,890	662,018	35,200,471	552,999
Ser. 05-LDP4, Class X1, IO,
0.042s, 2042	11,557,000	108,372	24,315,000	228,007	29,298,000	274,733
Ser. 05-LDP3, Class X1, IO,
0.04s, 2042	16,518,000	125,867	17,551,000	133,739	29,478,000	224,622
Ser. 05-LDP1, Class X1, IO,
0.037s, 2046	3,266,918	30,894	8,045,172	76,079	7,698,243	72,798

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s,
2031 $	-- $	--	$149,428 $	154,120	$136,004 $	140,275
Ser. 99-C1, Class G, 6.41s,
2031	--	--	159,961	152,374	145,590	138,685
Ser. 98-C4, Class G, 5.6s,
2035	--	--	132,000	128,958	127,000	124,073
Ser. 98-C4, Class H, 5.6s,
2035	--	--	223,000	210,413	215,000	202,864
LB-UBS Commercial
Mortgage Trust 144A
Ser. 05-C3, Class XCL, IO,
0.163s, 2040	3,313,964	72,406	14,848,436	324,421	12,241,398	267,460
Ser. 05-C2, Class XCL, IO,
0.11s, 2040	14,964,077	167,291	32,541,928	363,802	35,101,809	392,420
Ser. 05-C5, Class XCL, IO,
0.094s, 2020	5,046,476	74,356	14,061,752	207,190	15,153,422	223,275
Lehman Brothers Floating Rate
Commercial Mortgage
Trust 144A FRB
Ser. 03-LLFA, Class L, 7.5s,
2014	--	--	356,000	352,320	345,000	341,434
Ser. 04-LLFA, Class H,
4.718s, 2017	175,000	175,665	184,000	184,699	214,000	214,813
Ser. 05-LLFA, 4.568s, 2018	23,000	23,000	93,000	93,000	89,000	89,000
Merrill Lynch Mortgage
Investors, Inc.
Ser. 98-C3, Class E, 7.135s,
2030	--	--	137,000	149,297	127,000	138,399
Ser. 96-C2, Class JS, IO,
2.114s, 2028	470,565	19,742	860,789	36,113	328,429	13,779
Merrill Lynch Mortgage Trust
Ser. 05-MCP1, Class XC,
IO, 4.92s, 2043	4,588,351	62,092	15,530,498	210,168	14,938,356	202,155
Mezz Cap Commercial
Mortgage Trust 144A
Ser. 04-C2,
Class X, IO, 6.408s, 2040	208,836	78,052	531,583	198,679	520,591	194,571
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO,
1.7s, 2043	1,000,000	77,323	2,901,000	224,314	4,668,000	360,944
Ser. 05-HQ6, Class X1, IO,
0.054s, 2042	8,337,000	84,673	18,392,000	186,794	18,270,000	185,555
Morgan Stanley Capital I 144A
Ser. 96-C1, Class E, 7.313s,
2028	--	--	240,000	241,304	230,000	231,250
Ser. 98-HF1, Class F, 7.18s,
2030	14,000	14,611	124,000	129,416	115,000	120,023
Ser. 04-RR, Class F5, 6s,
2039	--	--	395,000	339,352	340,000	292,100
Ser. 04-RR, Class F6, 6s,
2039	--	--	395,000	326,881	350,000	289,642
Ser. 05-HQ5, Class X1, IO,
4.7s, 2042	7,914,673	65,853	11,141,755	92,703	10,626,339	88,414

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%			Balanced 6.7%			Conservative 13.4%

	Principal			Principal			Principal

	amount	Value		amount	Value		amount	Value

Mortgage Capital Funding, Inc.
Ser. 97-MC1, Class A3,
7.288s, 2027	$23,416 $	23,424	$	-- $	--	$	-- $	--
FRB Ser. 98-MC2, Class E,
7.26s, 2030	53,000	55,852		215,000	226,570		206,000	217,085
Ser. 97-MC2, Class X, IO,
1.461s, 2012	971,637	16,576		269,191	4,592		--	--
Nomura Asset Securities Corp.
Ser. 96-MD5, Class A1C,
7.12s, 2039	235,000	237,660		1,315,000	1,329,886		1,017,566	1,029,085
Permanent Financing PLC FRB
Ser. 8, Class 2C, 4.234s,
2042 (United Kingdom)	165,000	164,925		--	--		--	--
PNC Mortgage Acceptance
Corp. 144A
Ser. 99-CM1, Class B3, 7.1s,
2032	--	--		813,000	858,609		757,000	799,468
Ser. 00-C1, Class J, 6 5/8s,
2010	--	--		118,000	113,123		189,000	181,189
Ser. 00-C2, Class J, 6.22s,
2033	--	--		208,000	211,060		193,000	195,839
Pure Mortgages 144A
FRB Ser. 04-1A, Class F,
7.36s, 2034 (Ireland)	116,000	116,218		558,000	559,046		544,000	545,020
Ser. 04-1A, Class E, 5.11s,
2034 (Ireland)	100,000	100,188		220,000	220,413		429,000	429,804
QFA Royalties, LLC 144A
Ser. 05-1, 7.3s, 2025	--	--		428,388	423,443		412,452	407,691
Salomon Brothers Mortgage
Securities VII 144A
Ser. 96-C1, Class E, 8.301s,
2028	--	--		221,059	220,541		192,067	191,617
Ser. 03-CDCA,
Class X3CD, IO,
1.06s, 2015	594,192	14,453		1,658,485	40,339		1,546,955	37,627
STRIPS 144A
Ser. 03-1A, Class L,
5s, 2018
(Cayman Islands)	--	--		172,000	149,089		165,000	143,022
Ser. 03-1A, Class M,
5s, 2018
(Cayman Islands)	--	--		116,000	95,854		112,000	92,549
Ser. 04-1A, Class K,
5s, 2018
(Cayman Islands)	100,000	93,875		--	--		--	--
Ser. 04-1A, Class L,
5s, 2018
(Cayman Islands)	--	--		76,000	65,877		74,000	64,143
Wachovia Bank Commercial
Mortgage Trust Ser. 05-C17,
Class A4, 5.083s, 2042	236,000	237,753		1,493,000	1,504,089		1,424,000	1,434,577
Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A,
Class L, 7.068s, 2018	--	--		164,000	163,365		156,000	155,396
Ser. 05-C18, Class XC, IO,
0.055s, 2042	12,999,144	135,743		22,181,301	231,627		25,612,491	267,457

COLLATERALIZED

MORTGAGE OBLIGATIONS*	Growth 2.7%		Balanced 6.7%		Conservative 13.4%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class G,
5.72s, 2036 $	-- $	--	$46,000	$45,441	$44,000	$43,465
Ser. 05-C1A, Class F,
5.3s, 2036	107,000	104,513	--	--	--	--

Total collateralized mortgage
obligations (cost $41,960,126,
$132,571,274 and $126,135,527)		$40,996,092		$ 128,195,539		$ 122,692,897

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Aames Mortgage Investment
Trust FRN Ser. 04-1,
Class 2A1, 4.17s, 2034	$171,425 $	171,660	$443,041	$443,650	$432,617	$433,211
Aames Mortgage Trust
Ser. 03-1, Class A, IO, 6s,
2005	303,500	1,261	884,000	3,674	780,000	3,242
Aames Mortgage Trust 144A
Ser. 03-1N, Class A, 7 1/2s,
2033	--	--	7,360	7,330	11,211	11,164
ABSC NIMS Trust 144A
Ser. 03-HE5, Class A,
7s, 2033	3,312	3,312	--	--	--	--
Ser. 05-HE2, Class A1,
4 1/2s, 2035
(Cayman Islands)	171,353	170,067	476,278	472,706	457,389	453,959
Ace Securities Corp.
FRN Ser. 04-HE2,
Class A2A, 4.21s, 2034	463,378	464,231	--	--	--	--
FRN Ser. 04-HE3,
Class A2A, 4.2s, 2034	24,630	24,680	--	--	--	--
Ser. 03-FM1, Class A, IO,
3 1/2s, 2005	254,000	1,608	1,421,000	8,995	1,094,000	6,925
Advanta Business Card Master
Trust FRN Ser. 04-C1,
Class C, 4.846s, 2013	159,000	161,077	--	--	212,000	214,769
Aegis Asset Backed Securities
Trust FRN Ser. 04-5,
Class 1A2, 4.17s, 2031	91,000	91,199	--	--	--	--
Aegis Asset Backed Securities
Trust 144A
Ser. 04-1N, Class Note,
5s, 2034	5,364	5,364	18,664	18,664	13,741	13,741
Ser. 04-4N, Class Note,
5s, 2034	--	--	81,465	81,160	75,672	75,388
Ser. 04-5N, Class Note,
5s, 2034	47,711	47,666	73,888	73,819	71,777	71,710
Ser. 04-6N, Class Note,
4 3/4s, 2035	78,901	78,470	111,513	110,904	110,461	109,857
Ser. 04-2N, Class N1,
4 1/2s, 2034	--	--	45,948	45,855	43,676	43,588
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 4.051s,
2029	559,009	561,697	1,040,311	1,045,314	740,059	743,617

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
American Express Credit
Account Master Trust 144A
Ser. 04-C, Class C, 4.268s,
2012	$212,382 $	212,415	$1,296,263 $	1,296,465	$1,039,940 $	1,040,102
American Home Mortgage
Investment Trust FRN
Ser. 04-3, Class 3A, 3.71s,
2034	253,992	250,293	466,335	459,544	552,365	544,321
Ser. 04-3, Class 2A, 3.59s,
2034	162,553	159,968	446,468	439,369	372,915	366,985
Americredit Automobile
Receivables Trust 144A
Ser. 05-1, Class E, 5.82s,
2012	--	--	550,000	548,125	350,000	348,807
Ameriquest Finance NIM
Trust 144A
Ser. 04-IAN, Class 1A,
5.437s, 2034
(Cayman Islands)	42,194	42,194	28,543	28,543	26,372	26,372
Ser. 04-RN9, Class N1,
4.8s, 2034
(Cayman Islands)	75,102	75,102	124,910	124,910	115,960	115,960
Ameriquest Mortgage
Securities, Inc.
Ser. 03-6, Class S, IO, 5s,
2033	98,608	354	--	--	--	--
Ser. 03-8, Class S, IO, 5s,
2006	266,837	5,670	928,152	19,723	720,970	15,321
Ser. 03-12, Class S, IO, 5s,
2006	289,619	7,784	737,449	19,819	674,338	18,123
Ser. 03-2, Class A, 4.051s,
2033	26,506	26,524	--	--	--	--
FRN Ser. 03-AR1, Class A2,
4.32s, 2033	81,201	81,343	--	--	--	--
FRN Ser. 04-R10, Class A5,
4.22s, 2034	24,266	24,691	--	--	--	--
FRN Ser. 04-R11, Class A2,
4.2s, 2034	53,400	53,483	--	--	--	--
Amortizing Residential
Collateral Trust FRN
Ser. 04-1, Class A4, 4.15s,
2034	62,000	62,146	--	--	--	--
AQ Finance NIM Trust 144A
Ser. 03-N9A, Class Note,
7.385s, 2033
(Cayman Islands)	--	--	1,405	1,405	1,089	1,089
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s,
2038	--	--	286,000	297,395	223,000	231,885
Ser. 04-1A, Class E, 6.42s,
2039	--	--	240,272	243,388	227,202	230,149
Argent NIM Trust 144A
Ser. 04-WN9, Class A,
5.19s, 2034
(Cayman Islands)	44,093	44,072	44,746	44,725	41,480	41,460
Argent Securities, Inc.
Ser. 04-W11, Class A3,
4.001s, 2034	335,650	336,036	--	--	--	--

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Asset Backed Funding Corp.
NIM Trust 144A
Ser. 03-WMC1,
Class Note, 6.9s, 2033 $	1,673 $	1,677	$5,440 $	5,453	$5,299 $	5,313
Ser. 04-AHL1,
Class Note, 5.6s, 2033	36,297	36,351	104,166	104,321	--	--
Ser. 04-FF1, Class N1, 5s,
2034 (Cayman Islands)	--	--	114,251	114,272	105,542	105,560
Ser. 04-FF1, Class N2, 5s,
2034 (Cayman Islands)	--	--	25,000	23,042	25,000	23,042
Ser. 04-0PT1, Class N1,
4.55s, 2033
(Cayman Islands)	12,514	12,490	34,472	34,408	34,472	34,408
Ser. 04-0PT5, Class N1,
4.45s, 2034
(Cayman Islands)	47,675	47,587	--	--	90,691	90,523
Asset Backed Securities Corp.
Home Equity Loan Trust
FRB Ser. 03-HE1, Class A2,
4.268s, 2033	5,323	5,323	--	--	--	--
FRN Ser. 04-HE7, Class A2,
4.21s, 2034	231,229	231,662	--	--	--	--
FRN Ser. 04-HE8, Class A2,
4.21s, 2034	187,274	187,546	--	--	--	--
FRB Ser. 04-HE9, Class A2,
4.2s, 2034	98,031	98,190	187,539	187,842	183,276	183,573
FRN Ser. 04-HE6, Class A2,
4.19s, 2034	451,185	452,382	1,597,830	1,602,065	1,532,882	1,536,945
FRN Ser. 04-HE1, Class A3,
4.168s, 2034	186,031	186,150	34,403	34,425	32,810	32,831
FRB Ser. 05-HE1, Class A3,
4.12s, 2035	31,603	31,603	234,015	234,015	231,758	231,758
FRN Ser. 03-HE3, Class A2,
4.118s, 2033	6,214	6,214	--	--	--	--
Ser. 03-HE5, Class A, IO,
4s, 2033	175,107	2,187	--	--	--	--
Banc of America Funding Corp.
144A Ser. 04-NIM1,
Class Note, 6s, 2034	--	--	28,467	28,467	28,467	28,467
Banc of America Mortgage
Securities
Ser. 04-D, Class 2A, IO,
0.721s, 2034	1,074,024	7,384	3,659,695	25,160	3,522,987	24,221
Ser. 05-E, Class 2, IO,
0.306s, 2035	2,264,000	17,688	7,566,000	59,109	7,285,000	56,914
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4,
4.798s, 2011	110,000	112,075	280,000	285,283	250,000	254,717
Bay View Auto Trust
Ser. 05-LJ2, Class D, 5.27s,
2014	62,000	62,000	139,000	139,000	134,000	134,000
Ser. 05-LJ2, Class C, 4.92s,
2014	100,000	100,000	46,000	46,000	45,000	45,000
Bayview Financial Acquisition
Trust
FRN Ser. 03-G, Class A1,
4.438s, 2039	550,000	550,925	1,012,000	1,013,702	944,000	945,588
FRN Ser. 03-F, Class A,
4.338s, 2043	349,868	350,744	570,054	571,482	522,324	523,633
Ser. 04-B, Class A1, 4.338s,
2039	--	--	861,452	861,450	1,131,240	1,131,237

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Bayview Financial Acquisition
Trust
FRB Ser. 04-D, Class A,
4.228s, 2044	$228,637 $	228,884 $	747,337 $	748,144	$729,592 $	730,379
Ser. 03-E, Class A, IO, 4s,
2006	--	--	1,117,079	12,318	980,353	10,810
Ser. 03-F, Class A, IO, 4s,
2006	545,455	9,254	--	--	--	--
Ser. 04-A, Class A, IO,
3.938s, 2006	737,536	21,104	--	--	--	--
Ser. 04-D, Class A, IO,
3 1/2s, 2007	1,339,212	52,875	4,062,151	160,383	3,963,717	156,496
Ser. 05-B, Class A, IO,
2.422s, 2039	4,055,903	146,175	3,894,623	140,363	10,148,197	365,742
Bayview Financial Acquisition
Trust 144A Ser. 03-CA,
Class A, IO, 4s, 2005	400,000	1,241	--	--	--	--
Bayview Financial Asset Trust
Ser. 03-X, Class A, IO,
0.62s, 2006	1,792,477	30,352	4,690,015	79,417	3,561,950	60,315
Bayview Financial Asset Trust
144A
Ser. 03-Z, Class AIO1, IO,
0.282s, 2005	2,993,609	2,486	10,429,716	8,662	9,888,742	8,212
FRN Ser. 03-SSRA,
Class M, 5.18s, 2038	90,072	91,053	268,120	271,043	209,469	211,752
FRN Ser. 03-SSRA,
Class A, 4.53s, 2038	90,072	90,603	268,120	269,702	209,469	210,705
FRN Ser. 04-SSRA,
Class A1, 4.43s, 2039	217,336	218,271	315,680	317,037	306,299	307,616
Bear Stearns Adjustable Rate
Mortgage Trust Ser. 04-1,
Class 11A1, 3.677s, 2034	121,024	119,965	1,266,210	1,255,128	1,181,494	1,171,153
Bear Stearns Alternate Trust
Ser. 04-12, Class 2A2,
5.063s, 2035	512,776	512,826	1,653,977	1,654,137	1,692,527	1,692,690
Ser. 04-9, Class 1A1,
5.038s, 2034	80,279	80,262	212,128	212,084	193,520	193,480
Ser. 04-11, Class 2A2,
4.953s, 2034	217,940	217,693	755,144	754,287	693,331	692,544
Ser. 05-2, Class 2A2A,
4.688s, 2035	102,788	102,509	310,147	309,305	298,264	297,454
Ser. 05-5, Class 21A1,
4.695s, 2035	539,471	536,606	1,103,842	1,097,978	1,057,734	1,052,115
Bear Stearns Asset Backed
Securities NIM Trust 144A
Ser. 04-FR1, Class A1, 5s,
2034 (Cayman Islands)	--	--	71,180	71,180	84,362	84,362
Ser. 04-HE10, Class A2, 5s,
2034 (Cayman Islands)	--	--	70,000	69,825	60,000	59,850
Ser. 04-HE6, Class A1,
5 1/4s, 2034
(Cayman Islands)	--	--	119,129	119,129	108,397	108,397
Ser. 04-HE7N, Class A1,
5 1/4s, 2034	17,090	17,090	67,460	67,460	62,962	62,962
Ser. 04-HE8N, Class A1, 5s,
2034	34,212	34,180	--	--	29,080	29,053
Ser. 04-HE10, Class A1,
4 1/4s, 2034
(Cayman Islands)	85,851	85,409	107,727	107,172	106,076	105,529

ASSET-BACKED SECURITIES*	Growth 2.9%			Balanced 5.1%			Conservative 10.2%

	Principal			Principal			Principal

	amount	Value		amount	Value		amount	Value
Bear Stearns Asset Backed
Securities, Inc.
Ser. 03-2, Class A, IO, 5s,
2005	$484,000 $	3,862	$	-- $	--	$	-- $	--
Ser. 03-AC3, Class A, IO,
5s, 2005	399,000	3,184		2,230,200	17,795		1,740,000	13,884
Ser. 03-AC4, Class A, IO,
5s, 2006	507,000	8,192		1,495,200	24,159		1,164,000	18,808
FRN Ser. 03-3, Class A2,
4.42s, 2043	127,000	127,516		441,000	442,792		348,000	349,414
FRN Ser. 03-1, Class A1,
4.33s, 2042	187,987	187,987		536,332	536,331		381,572	381,571
FRB Ser. 05-3, Class A1,
4.28s, 2035	412,790	412,662		--	--		--	--
FRN Ser. 03-ABF1, Class A,
4.2s, 2034	103,093	103,254		--	--		--	--
FRN Ser. 04-HE9,
Class 1A2, 4.2s, 2032	402,865	403,494		--	--		--	--
Bombardier Capital Mortgage
Securitization Corp.
Ser. 01-A, Class A, 6.805s,
2030	188,865	195,223		289,405	299,148		276,720	286,036
Capital One Multi-Asset
Execution Trust FRB
Ser. 02-C1, Class C1,
6.518s, 2010	--	--		65,000	67,925		53,000	55,385
CARMAX Auto Owner Trust
Ser. 04-2, Class D, 3.67s,
2011	22,950	22,668		90,488	89,376		83,931	82,899
CARSSX Finance, Ltd.
144A FRB
Ser. 04-AA, Class B4,
9.268s, 2011
(Cayman Islands)	--	--		217,259	220,252		278,146	281,979
Ser. 04-AA, Class B3,
7.118s, 2011
(Cayman Islands)	--	--		56,893	57,273		56,893	57,273
CDO Repackaging Trust Series
144A FRN Ser. 03-2,
Class A, 8.006s, 2008	--	--		690,000	746,925		535,000	579,138
Centex Home Equity
Ser. 03-B, Class A, IO,
4.576s, 2006	123,396	2,868		--	--		--	--
Ser. 03-A, Class A, IO,
4.437s, 2006	993,477	12,527		6,114,101	77,093		4,404,417	55,535
Ser. 04-C, Class A, IO,
3 1/2s, 2006	646,000	11,320		1,615,000	28,300		--	--
Chase Credit Card Master Trust
FRB Ser. 03-3, Class C,
4.848s, 2010	170,000	173,381		470,000	479,348		420,000	428,353
Chase Funding Loan Acquisition
Trust FRN Ser. 04-AQ1,
Class A2, 4.23s, 2034	344,597	345,426		--	--		--	--
Chase Funding Net Interest
Margin 144A
Ser. 04-OPT1, Class Note,
4.458s, 2034	64,676	64,353		123,729	123,110		155,062	154,287
Ser. 04-1A, Class Note,
3 3/4s, 2035	2,711	2,707		--	--		--	--

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
CHEC NIM Ltd., 144A
Ser. 04-2, Class N2, 8s,
2034 (Cayman Islands) $	-- $	-- $	88,000 $	87,498	$85,000 $	84,515
Ser. 04-2, Class N3, 8s,
2034 (Cayman Islands)	--	--	35,000	30,100	34,000	29,240
Ser. 04-2, Class N1, 4.45s,
2034 (Cayman Islands)	33,740	33,738	66,872	66,868	64,744	64,741
Citibank Credit Card Issuance
Trust FRN Ser. 01-C1,
Class C1, 4.679s, 2010	110,000	111,856	240,000	244,050	210,000	213,544
Citigroup Mortgage Loan
Trust, Inc.
FRN Ser. 04-RES1,
Class A2, 4.23s, 2034	66,592	66,717	--	--	--	--
Ser. 03-HE3, Class A, 4.21s,
2033	1,308,915	1,310,142	--	--	--	--
Citigroup Mortgage Loan
Trust, Inc. 144A FRN
Ser. 03-HE4, Class A, 4.24s,
2033	567,709	568,596	--	--	--	--
CNL Funding Ser. 99-1,
Class A2, 7.645s, 2014	122,000	128,588	455,000	479,569	286,000	301,443
Conseco Finance
Securitizations Corp.
Ser. 02-2, Class A, IO,
8 1/2s, 2033	162,311	41,002	612,048	154,613	385,489	97,381
Ser. 00-4, Class A6, 8.31s,
2032	--	--	1,479,000	1,272,384	1,232,000	1,059,890
Ser. 00-5, Class A4, 7.47s,
2032	212,144	215,682	539,567	548,568	532,404	541,287
Ser. 01-4, Class A4, 7.36s,
2033	507,000	508,028	1,270,000	1,272,576	1,243,000	1,245,521
Ser. 01-1, Class A5, 6.99s,
2032	691,000	644,040	3,389,000	3,158,686	2,767,000	2,578,957
Ser. 01-3, Class A4, 6.91s,
2033	--	--	393,000	383,721	387,000	377,863
Ser. 02-1, Class A, 6.681s,
2033	338,054	346,915	1,055,302	1,082,963	860,339	882,890
Ser. 00-6, Class A4, 6.77s,
2032	96,894	98,000	--	--	--	--
Ser. 01-1, Class A4, 6.21s,
2032	249,370	252,608	954,856	967,256	925,461	937,479
Ser. 01-3, Class A3, 5.79s,
2033	--	--	841,685	855,497	640,431	650,940
Ser. 01-1, Class A, IO,
2 1/2s, 2032	900,900	24,513	3,327,567	90,541	2,108,167	57,362
Ser. 01-3, Class A, IO,
2 1/2s, 2033	2,162,068	77,150	6,791,446	242,341	4,227,163	150,839
Ser. 01-4, Class A, IO,
2 1/2s, 2033	1,093,794	38,901	2,450,937	87,168	1,627,484	57,882
Countryplace Manufactured
Hsg. Contract Ser. 05-1,
Class A1, 4.23s, 2035	255,822	254,303	--	--	--	--
Countrywide Alternative
Loan Trust
Ser. 04-15, Class 1A1, 4.963s,
2034	41,478	41,530	200,753	201,004	201,859	202,111
Ser. 05-24, Class IIAX, IO,
1.445s, 2035	1,800,003	65,250	5,000,435	181,266	4,782,399	173,362
Ser. 05-24, Class 1AX, IO,
1.195s, 2035	4,216,418	114,634	6,129,473	166,645	5,873,336	159,681

ASSET-BACKED SECURITIES*	Growth 2.9%			Balanced 5.1%			Conservative 10.2%

	Principal			Principal			Principal

	amount	Value		amount	Value		amount	Value
Countrywide Asset Backed
Certificates FRN
Ser. 04-8, Class 2A2, 4.18s,
2032	$895,737 $	896,577	$	-- $	--	$	-- $	--
Ser. 04-5, Class 4A3, 4.15s,
2034	269,961	270,194		950,907	951,728		915,449	916,239
Ser. 04-13, Class AV2, 4.09s,
2034	103,000	102,962		363,000	362,868		348,000	347,873
Countrywide Asset Backed
Certificates 144A
Ser. 04-1NIM, Class Note,
6s, 2034	82,071	81,989		188,679	188,491		181,470	181,289
Ser. 04-6N, Class N1,
6 1/4s, 2035	121,833	121,947		356,619	356,953		330,690	331,000
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	--	--		73,633	73,564		69,908	69,842
Ser. 04-11N, Class N,
5 1/4s, 2036	37,774	37,668		54,198	54,046		52,556	52,408
Ser. 04-14N, 5s, 2036	26,975	26,848		106,281	105,783		105,202	104,709
Countrywide Home Loans
Ser. 05-9, Class 1X, IO,
0.975s, 2035	1,497,891	38,852		5,310,288	137,736		5,078,929	131,735
Ser. 05-2, Class 2X, IO,
0.886s, 2035	2,280,472	55,587		6,342,204	154,591		5,899,067	143,790
Countrywide Home
Loans 144A
Ser. 05-R2, Class 2A3,
8s, 2035	207,561	221,766		--	--		388,369	414,948
Countrywide Partnership Trust
144A Ser. 04-EC1N,
Class N, 5s, 2035	27,525	27,422		75,263	74,981		91,606	91,263
Credit-Based Asset Servicing
and Securitization
FRN Ser. 02-CB2, Class A2,
4.38s, 2032	65,973	66,303		--	--		--	--
Ser. 03-CB3, Class A, IO,
3s, 2005	434,074	7,528		--	--		--	--
Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038
(Cayman Islands)	--	--		339,000	350,662		313,000	323,767
CS First Boston Mortgage
Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s,
2034	119,789	119,490		167,324	166,906		182,536	182,079
Fieldstone Mortgage
Investment Corp. FRN
Ser. 05-1, Class M3, 4.37s,
2035	--	--		143,000	143,057		138,000	138,055
Ser. 04-4, Class 2A, 4.15s,
2035	36,247	36,280		--	--		--	--
Finance America NIM
Trust 144A
Ser. 04-1, Class A, 5 1/4s,
2034	--	--		57,873	57,873		52,611	52,611
First Chicago Lennar Trust
144A Ser. 97-CHL1,
Class D, 7.672s, 2039	--	--		1,110,000	1,120,927		1,060,000	1,070,435
First Consumers Master Trust
FRB Ser. 01-A, Class A,
4.078s, 2008	--	--		113,137	112,572		112,969	112,405

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
First Franklin Mortgage Loan
Asset Backed Certificates
Ser. 03-FFC, Class S, IO, 6s,
2005	$346,500 $	6,670	$1,933,500 $	37,220	$1,490,500 $	28,692
FRN Ser. 04-FF10, Class A2,
4.23s, 2032	455,000	456,133	--	--	--	--
First Franklin Mortgage Loan
NIM Trust 144A
Ser. 04-FF7A, Class A, 5s,
2034	49,496	49,397	82,090	81,926	76,356	76,204
Ser. 04-FF10, Class N1,
4.45s, 2034
(Cayman Islands)	37,115	37,064	67,657	67,564	65,724	65,634
First Horizon Mortgage
Pass-Through Trust
Ser. 05-AR2, Class 1A1,
4.843s, 2035	438,253	437,237	786,678	784,855	753,106	751,360
Ford Credit Auto Owner Trust
Ser. 04-A, Class C, 4.19s,
2009	140,000	137,834	240,000	236,287	130,000	127,989
Fremont Home Loan Trust FRN
Ser. 04-3, Class A3, 4.23s,
2034	366,000	366,757	--	--	--	--
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s,
2034	--	--	51,817	45,444	50,247	44,067
Ser. 04-D, Class N2, 7 1/2s,
2034 (Cayman Islands)	--	--	29,080	28,958	29,080	28,958
Ser. 04-A, Class Note,
4 3/4s, 2034	5,319	5,304	14,425	14,385	13,868	13,829
Ser. 04-B, Class Note,
4.703s, 2034	--	--	10,468	10,494	9,557	9,581
Ser. 04-3, Class A, 4 1/2s,
2034	53,950	53,680	178,482	177,589	138,323	137,632
Ser. 04-D, Class N1, 4 1/2s,
2034 (Cayman Islands)	42,444	42,343	122,388	122,095	120,740	120,450
G-Force CDO, Ltd. 144A
Ser. 03-1A, Class E, 6.58s,
2038 (Cayman Islands)	142,000	145,106	197,000	201,309	184,000	188,025
GE Capital Credit Card Master
Note Trust FRB Ser. 04-2,
Class C, 4.248s, 2010	100,000	100,170	403,620	404,307	374,560	375,197
GE Corporate Aircraft
Financing, LLC 144A
FRB Ser. 05-1A, Class C,
5.119s, 2019	--	--	269,000	269,000	271,000	271,000
Ser. 04-1A, Class B,
4.491s, 2018	72,925	72,882	79,489	79,441	77,301	77,254
GEBL 144A
Ser. 04-2, Class D, 6.518s,
2032	--	--	167,974	167,973	206,589	206,587
Ser. 04-2, Class C, 4.618s,
2032	--	--	125,498	126,125	206,589	207,622
GMAC Mortgage Corp.
Loan Trust
Ser. 04-HE5, Class A, IO,
6s, 2007	2,561,900	165,243	1,586,100	102,303	1,934,600	124,782
Ser. 05-AR1, Class 1A2,
4.422s, 2035	182,267	180,672	507,556	503,115	487,498	483,232

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Goldentree Loan
Opportunities II, Ltd.
144A FRN Ser. 2A,
Class 4, 6.979s, 2015
(Cayman Islands) $	-- $	--	$105,000 $	106,481	$85,000 $	86,199
Granite Mortgages PLC
FRN Ser. 03-2, Class 1C,
5.17s, 2043
(United Kingdom)	275,000	282,339	--	--	--	--
FRN Ser. 03-3, Class 1C,
5.07s, 2044
(United Kingdom)	60,000	61,317	230,000	235,048	--	--
FRB Ser. 02-1, Class 1C,
4.92s, 2042
(United Kingdom)	--	--	280,000	282,761	270,000	272,663
FRB Ser. 02-2, Class 1C,
4.87s, 2043
(United Kingdom)	90,000	91,174	230,000	233,001	220,000	222,871
FRN Ser. 04-1, Class 1C,
4.79s, 2044
(United Kingdom)	--	--	366,000	367,258	339,000	340,165
FRB Ser. 04-2, Class 1C,
4.59s, 2044
(United Kingdom)	--	--	300,909	301,332	268,898	269,276
Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s,
2030	398,000	353,568	1,647,000	1,463,131	1,130,000	1,003,849
Ser. 97-2, Class A7, 7.62s,
2028	287,296	304,487	--	--	--	--
Ser. 97-6, Class A9, 7.55s,
2029	91,812	97,012	--	--	171,456	181,166
Ser. 97-4, Class A7, 7.36s,
2029	19,734	20,814	77,142	81,365	166,243	175,345
Ser. 96-2, Class A4, 7.2s,
2027	468,361	483,421	--	--	--	--
Ser. 97-6, Class A8, 7.07s,
2029	80,526	83,530	--	--	90,646	94,028
Ser. 99-4, Class A5, 6.97s,
2031	178,913	182,747	--	--	--	--
Ser. 97-7, Class A8, 6.86s,
2029	15,167	15,732	59,288	61,496	127,767	132,526
Ser. 99-3, Class A6, 6 1/2s,
2031	--	--	235,000	237,650	228,000	230,571
Greenpoint Manufactured
Housing
Ser. 00-3, Class IA, 8.45s,
2031	187,773	180,355	891,165	855,959	849,967	816,389
Ser. 99-5, Class A4, 7.59s,
2028	295,823	305,242	748,802	772,644	513,068	529,404
Greenpoint Mortgage Funding
Trust Ser. 05-AR1, Class X1,
IO, 1.472s, 2045	1,513,543	41,859	4,204,660	116,285	4,021,556	111,221
GS Auto Loan Trust 144A
Ser. 04-1, Class D, 5s, 2011	--	--	524,030	519,398	512,679	508,148
GSAMP Trust FRB Ser. 05-HE3,
Class A1B, 4.09s, 2035	491,887	491,887	--	--	--	--

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
GSAMP Trust 144A
Ser. 04-NIM1, Class N1,
5 1/2s, 2034	$103,814 $	103,793 $	323,040 $	322,975	$299,844 $	299,785
Ser. 04-SE2N, Class Note,
5 1/2s, 2034	--	--	19,436	19,417	21,537	21,516
Ser. 04-FM1N, Class Note,
5 1/4s, 2033	--	--	15,659	15,659	11,053	11,053
Ser. 04-HE1N, Class N1,
5s, 2034	--	--	39,231	39,223	33,627	33,620
Ser. 05-NC1, Class N,
5s, 2035	58,767	58,639	154,878	154,537	148,756	148,429
Ser. 04-NIM2, Class N,
4 7/8s, 2034	153,314	152,700	390,133	388,572	385,273	383,731
Ser. 04-NIM1, Class N2,
zero %, 2034	--	--	331,000	243,848	307,000	226,167
GSMPS Mortgage Loan
Trust 144A
Ser. 05-RP2, Class 1A3,
8s, 2035	134,932	144,374	368,328	394,103	352,829	377,519
Ser. 05-RP1, Class 1A2,
7 1/2s, 2035	173,549	183,407	--	--	--	--
Ser. 05-RP2, Class 1A2,
7 1/2s, 2035	159,931	169,011	440,681	465,700	420,689	444,573
Guggenheim Structured Real
Estate Funding, Ltd. FRB
Ser. 05-1A, Class D, 5.36s,
2030 (Cayman Islands)	--	--	465,000	464,578	446,000	445,595
Guggenheim Structured Real
Estate Funding, Ltd.
144A FRB
Ser. 05-2A, Class D, 5.38s,
2030 (Cayman Islands)	--	--	250,000	250,000	250,000	250,000
High Income Trust Securities
144A FRB Ser. 03-1A,
Class A, 4.07s, 2036
(Cayman Islands)	--	--	744,089	729,208	677,137	663,594
Holmes Financing PLC FRB
Ser. 4, Class 3C, 4.899s,
2040 (United Kingdom)	20,000	20,115	190,000	191,091	180,000	181,034
Ser. 8, Class 2C, 4.319s,
2040 (United Kingdom)	58,000	58,236	164,000	164,666	164,000	164,666
Home Equity Asset Trust FRB
Ser. 04-7, Class A3, 4.22s,
2035	634,580	635,612	--	--	--	--
Ser. 03-4, Class A2, 4.2s,
2033	58,745	58,768	--	--	--	--
Ser. 04-8, Class A4, 4.19s,
2035	53,113	53,198	--	--	--	--
Home Equity Asset Trust 144A
Ser. 02-5N, Class A,
8s, 2033	2,241	2,241	--	--	--	--
Ser. 03-6N, Class A, 6 1/2s,
2034	3,328	3,320	--	--	3,210	3,202
Ser. 04-5N, Class A, 5 1/4s,
2034	88,801	88,357	225,064	223,939	219,450	218,353
Ser. 05-6N, Class A, 5 1/4s,
2035	106,536	106,136	--	--	--	--
Ser. 04-3N, Class A,
5s, 2034	--	--	42,398	42,186	40,648	40,444

ASSET-BACKED SECURITIES*	Growth 2.9%			Balanced 5.1%		Conservative 10.2%

	Principal			Principal		Principal

	amount	Value		amount	Value	amount	Value
Home Equity Asset Trust 144A
Ser. 04-4N, Class A,
5s, 2034	$52,105 $	51,779	$	-- $	--	$99,508 $	98,886
Ser. 04-7N, Class A,
4 1/2s, 2035	178,289	176,729		496,336	491,993	476,744	472,572
Hyundai Auto Receivables Trust
Ser. 04-A, Class D,
4.1s, 2011	94,000	92,565		90,000	88,626	84,000	82,717
Impac CMB Trust FRN
Ser. 04-8, Class 1A,
4.19s, 2034	59,109	59,148		--	--	--	--
LNR CDO, Ltd. 144A FRB
Ser. 03-1A, Class EFL, 6.83s,
2036 (Cayman Islands)	105,000	112,172		595,000	635,639	460,000	491,418
Long Beach Asset
Holdings Corp. NIM
Trust 144A
Ser. 04-5, Class Note, 5s,
2034	52,327	52,322		122,007	121,994	114,686	114,675
Ser. 04-2, Class N1, 4.94s,
2034	--	--		24,335	24,335	21,293	21,293
Ser. 05-1, Class N1, 4.115s,
2035	140,257	140,257		362,929	362,929	360,369	360,369
Long Beach Mortgage
Loan Trust
Ser. 04-3, Class S1, IO,
4 1/2s, 2006	1,606,003	59,181		2,228,329	82,114	--	--
Ser. 04-3, Class S2, IO,
4 1/2s, 2006	803,073	29,593		1,114,264	41,061	--	--
Marriott Vacation Club Owner
Trust 144A
Ser. 04-2A, Class D, 5.389s,
2026	--	--		34,480	33,454	33,817	32,810
Ser. 04-1A, Class C, 5.265s,
2026	--	--		87,590	87,393	81,333	81,151
FRB Ser. 02-1A, Class A1,
4.496s, 2024	43,727	44,264		185,298	187,575	182,268	184,507
Master Asset Backed Securities
NIM Trust 144A
Ser. 04-CI5, Class N2, 9s,
2034	--	--		87,000	86,735	--	--
Ser. 04-HE1A, Class Note,
5.191s, 2034	15,439	15,486		54,347	54,510	52,803	52,961
Ser. 04-CI5, Class N1,
4.946s, 2034	21,379	21,380		34,882	34,884	81,337	81,341
Ser. 04-CI3, Class N1,
4.45s, 2034	--	--		--	--	5,951	5,951
Master Asset Backed Securities
Trust FRB
Ser. 04-HE1, Class A1,
4.23s, 2034	34,214	34,278		--	--	--	--
Ser. 04-OPT2, Class A2,
4.18s, 2034	219,469	219,743		--	--	--	--
Master Reperforming Loan
Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s,
2034	166,514	175,568		463,859	489,082	442,620	466,688
Ser. 05-2, Class 1A3, 7 1/2s,
2035	235,699	249,393		--	--	894,496	946,467

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Master Adjustable Rate
Mortgages Trust
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	$275,502 $	6,543	$938,727 $	22,295	$903,695 $	21,463
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	703,357	2,198	2,396,136	7,488	2,307,391	7,211
MBNA Credit Card Master
Note Trust FRB Ser. 03-C5,
Class C5, 4.948s, 2010	170,000	172,976	470,000	478,227	420,000	427,352
Merit Securities Corp. FRB
Ser. 11PA, Class 3A1,
4.458s, 2027	383,684	368,336	551,133	529,088	453,564	435,421
Merrill Lynch Mortgage
Investors, Inc.
Ser. 03-WM3N,
Class N1, 8s, 2034	--	--	2,464	2,456	1,936	1,930
Ser. 04-WMC3,
Class B3, 5s, 2035	31,000	29,968	92,000	88,936	85,000	82,170
Ser. 04-OP1N, Class N1,
4 3/4s, 2035
(Cayman Islands)	30,153	30,049	46,471	46,311	45,052	44,897
FRB Ser. 02-HE1, Class A2,
4.33s, 2032	15,026	15,029	--	--	--	--
FRB Ser. 04-HE2, Class A1A,
4.23s, 2035	60,861	60,986	--	--	--	--
FRB Ser. 04-WMC5,
Class A2A, 4.2s, 2035	28,942	28,991	--	--	--	--
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 03-WM1N, Class N1,
7s, 2033	39,757	39,857	36,966	37,059	36,081	36,171
Ser. 04-FM1N, Class N1, 5s,
2035 (Cayman Islands)	14,639	14,644	22,969	22,976	21,202	21,209
Ser. 04-HE1N, Class N1, 5s,
2006	--	--	31,222	31,114	46,275	46,116
Ser. 04-HE2N, Class N1, 5s,
2035 (Cayman Islands)	63,976	63,716	104,920	104,494	91,272	90,901
Ser. 05-WM1N, Class N1,
5s, 2035	86,186	86,226	239,405	239,518	228,765	228,872
Ser. 04-WM1N, Class N1,
4 1/2s, 2034	7,643	7,650	14,490	14,503	17,913	17,930
Ser. 04-WM2N, Class N1,
4 1/2s, 2005	14,523	14,468	15,543	15,485	15,229	15,172
Ser. 04-WM3N, Class N1,
4 1/2s, 2005	--	--	69,715	69,476	62,299	62,085
Metris Master Trust FRN
Ser. 04-2, Class C, 5.146s,
2010	153,000	154,339	219,000	220,916	213,000	214,864
Metris Master Trust 144A
FRB Ser. 01-2, Class C,
5.696s, 2009	100,000	100,245	132,000	132,323	--	--
FRN Ser. 00-3, Class C,
5.176s, 2009	92,000	92,014	44,000	44,007	680,000	680,106
Mid-State Trust Ser. 11,
Class B, 8.221s, 2038	64,903	65,818	250,026	253,549	193,235	195,959
MMCA Automobile Trust
Ser. 02-1, Class B, 5.37s,
2010	--	--	603,304	601,012	578,035	575,839

ASSET-BACKED SECURITIES*	Growth 2.9%			Balanced 5.1%			Conservative 10.2%

	Principal			Principal			Principal

	amount	Value		amount	Value		amount	Value
Morgan Stanley ABS
Capital I FRB
Ser. 04-HE8, Class A4,
4.21s, 2034	$230,076 $	230,372	$	-- $	--	$	-- $	--
Ser. 04-WMC3,
Class A2PT, 4.12s, 2035	186,881	186,939		477,366	477,513		471,465	471,610
Morgan Stanley Auto
Loan Trust
Ser. 04-HB2, Class D,
3.82s, 2012	16,110	16,067		21,322	21,265		19,900	19,848
Morgan Stanley Auto
Loan Trust 144A
Ser. 04-HB1, Class D,
5 1/2s, 2011	--	--		235,000	234,586		168,000	167,704
Ser. 04-HB2, Class E,
5s, 2012	--	--		107,000	104,437		100,000	97,605
Morgan Stanley Dean Witter
Capital I FRB Ser. 01-NC4,
Class B1, 6.33s, 2032	5,093	5,100		7,549	7,559		3,911	3,916
Morgan Stanley Mortgage
Loan Trust
Ser. 05-5AR, Class 2A1,
5.475s, 2035	688,899	693,177		1,214,895	1,222,441		2,041,181	2,053,859
Ser. 05-3AR, Class 2A2,
5.29s, 2035	468,831	470,278		1,438,121	1,442,559		1,384,168	1,388,440
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 4.28s,
2015 (Cayman Islands)	141,000	141,437		245,000	245,760		232,000	232,719
Navistar Financial Corp.
Owner Trust
Ser. 05-A, Class C, 4.84s,
2014	80,000	79,484		188,000	186,788		181,000	179,833
Ser. 04-B, Class C, 3.93s,
2012	19,819	19,549		76,575	75,532		84,683	83,529
New Century Home Equity
Loan Trust
Ser. 03-5, Class AI7, 5.15s,
2033	98,000	95,858		333,000	325,723		292,000	285,619
FRB Ser. 04-3, Class A3,
4.22s, 2034	36,359	36,407		--	--		--	--
New Century Mortgage
Corp. NIM
Trust 144A Ser. 03-B,
Class Note, 6 1/2s, 2033	1,566	1,567		11,917	11,924		9,245	9,251
Newcastle CDO, Ltd.
144A FRB
Ser. 3A, Class 4FL, 7.03s,
2038 (Cayman Islands)	--	--		139,000	142,128		109,000	111,453
Nomura Asset Acceptance
Corp. Ser. 04-R3, Class PT,
9.184s, 2035	111,093	119,043		147,010	157,530		143,669	153,950
Nomura Asset Acceptance
Corp. 144A Ser. 04-R2,
Class PT, 9.231s, 2034	--	--		147,002	157,613		135,182	144,941
Novastar Home Equity
Loan FRB
Ser. 04-4, Class A1B, 4.23s,
2035	55,618	55,642		--	--		--	--
Ser. 04-3, Class A3D, 4.19s,
2034	67,239	67,323		--	--		--	--

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Novastar NIM Trust 144A
Ser. 04-N2, Class Note,
4.458s, 2034 $	-- $	-- $	33,686 $	33,686	$71,646 $	71,646
Oakwood Mortgage
Investors, Inc.
Ser. 00-A, Class A3, 7.945s,
2022	109,389	92,725	425,556	360,731	416,381	352,954
Ser. 99-A, Class A3, 6.09s,
2029	399,667	378,042	--	--	--	--
Ser. 01-E, Class A, IO, 6s,
2009	220,767	35,335	753,868	120,661	505,505	80,909
Ser. 02-C, Class A1, 5.41s,
2032	411,010	358,828	1,214,183	1,060,028	1,123,590	980,937
Ser. 01-D, Class A2, 5.26s,
2019	69,641	49,940	--	--	425,710	305,280
Ser. 02-A, Class A2, 5.01s,
2020	342,774	276,242	--	--	171,387	138,121
Oakwood Mortgage
Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s,
2030	--	--	126,801	116,973	167,825	154,817
Ocean Star PLC 144A FRB
Ser. 04, Class D, 6.08s,
2018 (Ireland)	23,000	23,000	133,000	133,000	123,000	123,000
Ser. 05-A, Class D, zero %,
2012 (Ireland)	27,000	27,000	149,000	149,000	150,000	150,000
Option One Mortgage
Loan Trust
FRB Ser. 04-3, Class A3,
4.13s, 2034	44,647	44,691	--	--	--	--
Option One Mortgage
Securities Corp.
NIM Trust 144A
Ser. 04-2A, Class N2,
6.414s, 2034
(Cayman Islands)	142,000	142,639	--	--	--	--
Ser. 04-2A, Class N1,
4.213s, 2034
(Cayman Islands)	54,936	54,935	146,128	146,128	144,755	144,755
Origen Manufactured Housing
Ser. 04-B, Class A3,
4 3/4s, 2021	56,000	54,434	--	--	--	--
Ser. 04-B, Class A2,
3.79s, 2017	144,000	140,580	92,000	89,815	85,000	82,981
Park Place Securities NIM
Trust 144A
Ser. 04-WCW2,
Class D, 7.387s,
2034 (Cayman Islands)	--	--	157,000	157,597	146,000	146,555
Ser. 04-MCWN1, Class A,
4.458s, 2034	28,276	28,277	32,400	32,400	30,044	30,044
Ser. 04-WHQ2, Class A,
4s, 2035	89,917	89,130	181,654	180,064	177,285	175,734
Park Place Securities, Inc. FRB
Ser. 04-MCW1, Class A2,
4.21s, 2034	594,077	595,205	--	--	--	--
Ser. 04-WCW1, Class A2,
4.21s, 2034	479,368	479,927	1,697,721	1,699,701	1,628,901	1,630,800
Ser. 04-WHQ2, Class A3A,
4.18s, 2035	46,298	46,357	373,887	374,365	362,664	363,127

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
People’s Choice Net Interest
Margin Note 144A
Ser. 04-2, Class A,
5s, 2034	$76,218 $	76,390	$199,634 $	200,083 $	185,270 $	185,687
Ser. 04-2, Class B,
5s, 2034	--	--	70,000	63,420	70,000	63,420
Permanent Financing
PLC FRB
Ser. 1, Class 3C, 5.034s,
2042 (United Kingdom)	30,000	30,082	190,000	190,521	180,000	180,494
Ser. 3, Class 3C, 4.984s,
2042 (United Kingdom)	110,000	111,822	280,000	284,637	270,000	274,472
Ser. 4, Class 3C, 4.634s,
2042 (United Kingdom)	177,000	178,333	500,000	503,766	503,000	506,789
Ser. 5, Class 2C, 4.484s,
2042 (United Kingdom)	169,000	169,792	445,000	447,086	405,000	406,899
Pillar Funding PLC 144A FRB
Ser. 04-1A, Class C1, 4.87s,
2011 (United Kingdom)	134,000	135,599	474,000	479,656	422,000	427,035
Ser. 04-2A, Class C, 4 3/4s,
2011 (United Kingdom)	--	--	183,000	184,453	169,000	170,342
Popular ABS Mortgage
Pass-Through Trust FRB
Ser. 04-4, Class AV1,
4.17s, 2034	28,815	28,833	--	--	--	--
Providian Gateway Master
Trust 144A
FRB Ser. 04-AA, Class D,
5.618s, 2011	100,000	101,836	266,000	270,884	265,000	269,865
FRB Ser. 04-BA, Class D,
5.168s, 2010	--	--	420,000	422,444	420,000	422,444
FRB Ser. 04-EA, Class D,
4.698s, 2011	217,000	218,770	125,000	126,020	116,000	116,946
Ser. 04-DA, Class D, 4.4s,
2011	--	--	201,000	195,912	186,000	181,292
Renaissance Home Equity
Loan Trust
FRB Ser. 04-3, Class AV1,
4 1/4s, 2034	619,373	621,293	--	--	--	--
Ser. 03-2, Class A, IO, 3s,
2005	102,446	497	247,557	1,200	244,491	1,186
Ser. 03-4, Class S, IO, 3s,
2006	22,379	170	--	--	--	--
Renaissance NIM Trust 144A
Ser. 05-1, Class N, 4.7s,
2035	31,224	31,224	134,265	134,265	128,644	128,644
Ser. 04-A, Class Note,
4.45s, 2034	22,568	22,541	23,744	23,715	23,626	23,598
Residential Accredit
Loans, Inc.
Ser. 04-QA5, Class A2,
4.99s, 2034	99,258	99,191	186,463	186,337	175,828	175,709
Ser. 04-QA6, Class NB1,
4.969s, 2034	344,617	344,220	958,489	957,384	921,173	920,111

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Residential Asset Mortgage
Products, Inc.
Ser. 02-SL1, Class AI3,
7s, 2032	$192,550 $	192,281	$627,754 $	626,876	$394,925 $	394,373
Ser. 03-RZ3, Class A, IO,
4 1/2s, 2005	--	--	--	--	1,395,513	13,781
Ser. 04-RZ2, Class A, IO,
3 1/2s, 2006	733,333	12,475	850,300	14,465	1,039,867	17,690
Residential Asset
Securities Corp.
FRB Ser. 04-KS10, Class A,
4.15s, 2029	72,000	72,000	--	--	--	--
Ser. 03-KS4, Class AI, IO,
3 1/2s, 2005	36,534	101	92,905	257	91,897	255
Residential Asset
Securities Corp. 144A
Ser. 04-N10B, Class A1,
5s, 2034	95,489	95,116	191,415	190,667	185,310	184,586
Ser. 04-NT, Class Note,
5s, 2034	127,357	126,402	185,092	183,704	199,526	198,029
Ser. 04-NT12, Class Note,
4.7s, 2035	--	--	67,156	67,156	70,940	70,940
Residential Asset
Securities Corp. NIM Trust
144A Ser. 05-NTR1,
Class Note, 4 1/4s, 2035	153,608	153,224	424,682	423,620	404,557	403,545
SAIL Net Interest Margin
Notes 144A
Ser. 03-12A, Class A, 7.35s,
2033 (Cayman Islands)	29,256	29,256	13,174	13,174	15,997	15,997
Ser. 03-3, Class A, 7 3/4s,
2033 (Cayman Islands)	3,736	3,732	4,920	4,915	11,389	11,378
Ser. 03-BC2A, Class A,
7 3/4s, 2033
(Cayman Islands)	19,526	13,141	4,431	2,982	--	--
Ser. 03-4, Class A, 7 1/2s,
2033 (Cayman Islands)	9,627	8,876	--	--	--	--
Ser. 04-4A, Class B, 7 1/2s,
2034 (Cayman Islands)	--	--	80,000	73,920	--	--
Ser. 03-5, Class A, 7.35s,
2033 (Cayman Islands)	29,077	25,675	4,790	4,230	2,747	2,426
Ser. 03-6A, Class A, 7s,
2033 (Cayman Islands)	--	--	5,469	5,469	4,263	4,263
Ser. 03-8A, Class A, 7s,
2033 (Cayman Islands)	--	--	17,205	9,618	13,547	7,573
Ser. 03-9A, Class A, 7s,
2033 (Cayman Islands)	--	--	29,994	18,086	19,334	11,658
Ser. 03-13A, Class A, 6 3/4s,
2033 (Cayman Islands)	18,594	18,594	6,819	6,819	6,280	6,280
Ser. 04-8A, Class B, 6 3/4s,
2034 (Cayman Islands)	--	--	108,650	99,958	100,944	92,868
Ser. 04-2A, Class A, 5 1/2s,
2034 (Cayman Islands)	62,930	61,105	139,689	135,638	133,008	129,150
Ser. 04-4A, Class A, 5s,
2034 (Cayman Islands)	--	--	162,505	162,505	114,903	114,903
Ser. 04-8A, Class A, 5s,
2034 (Cayman Islands)	63,295	63,295	130,314	130,314	121,149	121,149
Ser. 04-10A, Class A, 5s,
2034 (Cayman Islands)	66,834	66,567	327,531	326,221	417,823	416,152
Ser. 04-BN2A, Class A, 5s,
2034 (Cayman Islands)	22,249	22,160	56,957	56,729	56,067	55,842

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
SAIL Net Interest Margin
Notes 144A
Ser. 04-BNCA, Class A, 5s,
2034 (Cayman Islands) $	-- $	--	$21,074 $	21,074	$19,416 $	19,416
Ser. 04-7A, Class A, 4 3/4s,
2034 (Cayman Islands)	--	--	58,336	58,278	90,432	90,342
Ser. 04-11A, Class A2,
4 3/4s, 2035
(Cayman Islands)	133,806	133,271	345,454	344,072	341,893	340,525
Ser. 05-2A, Class A, 4 3/4s,
2035 (Cayman Islands)	106,390	105,964	360,275	358,834	291,363	290,198
Ser. 04-5A, Class A, 4 1/2s,
2034 (Cayman Islands)	4,540	4,536	42,375	42,332	--	--
Ser. 04-AA, Class A, 4 1/2s,
2034 (Cayman Islands)	119,982	119,706	307,125	306,418	301,528	300,835
Ser. 05-1A, Class A, 4 1/4s,
2035	132,560	131,632	368,407	365,828	354,046	351,568
Sasco Net Interest Margin
Trust 144A
Ser. 05-NC1A, Class A,
4 3/4s, 2035	143,557	143,026	397,842	396,370	380,037	378,631
Ser. 05-WF1A, Class A,
4 3/4s, 2035	140,773	140,352	720,134	717,973	370,162	369,052
Saxon Asset Securities Trust
FRB Ser. 04-3, Class A,
4.17s, 2034	273,245	273,334	--	--	--	--
Ser. 02-3, Class AV, 4.041s,
2032	9,112	9,113	--	--	--	--
Sequoia Mortgage Funding Co.
144A Ser. 04-A, Class AX1,
IO, 0.8s, 2008	6,968,152	55,843	--	--	--	--
Sharps SP I, LLC Net Interest
Margin Trust 144A
Ser. 03-HE1N, Class N,
6.9s, 2033	4,829	4,841	--	--	--	--
Ser. 04-4N, Class Note,
6.65s, 2034	--	--	26,886	26,886	24,894	24,894
Ser. 04-FM1N, Class N,
6.16s, 2033	8,595	8,630	--	--	--	--
Ser. 04-HS1N, Class Note,
5.92s, 2034	22,256	22,256	42,203	42,203	40,555	40,555
Ser. 04-HE2N, Class NA,
5.43s, 2034	16,944	16,901	31,176	31,098	28,804	28,732
Ser. 04-HE1N, Class Note,
4.94s, 2034	45,013	45,013	46,445	46,445	41,224	41,224
Ser. 03-0P1N, Class NA,
4.45s, 2033	12,213	12,213	16,702	16,702	33,273	33,273
Ser. 04-RM2N, Class NA,
4s, 2035	64,483	64,240	178,791	178,121	171,464	170,821
Ser. 04-HE4N, Class NA,
3 3/4s, 2034	128,425	127,783	357,256	355,469	343,246	341,529
Specialty Underwriting &
Residential Finance
Ser. 04-BC1, Class X, IO,
2s, 2035	2,213,106	27,362	--	--	--	--
Structured Adjustable Rate
Mortgage Loan Trust
Ser. 05-1, Class 1A1,
5.146s, 2035	614,838	616,697	1,821,250	1,826,758	1,819,588	1,825,091
Ser. 04-14, Class 1A,
5.108s, 2034	315,819	316,816	699,363	701,571	717,331	719,596

ASSET-BACKED SECURITIES*	Growth 2.9%		Balanced 5.1%		Conservative 10.2%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value
Structured Adjustable Rate
Mortgage Loan Trust
Ser. 04-20, Class 1A2,
5.08s, 2035	$387,417 $	388,174	$1,246,793 $	1,249,230	$1,230,377 $	1,232,782
Ser. 04-18, Class 1A1,
5.047s, 2034	221,589	222,041	499,737	500,756	519,107	520,165
Ser. 04-16, Class 1A2,
5.018s, 2034	291,446	292,052	720,477	721,977	692,368	693,809
Ser. 04-12, Class 1A2,
5.011s, 2034	194,133	194,598	451,210	452,290	453,198	454,283
Ser. 04-10, Class 1A1,
4.919s, 2034	137,063	137,316	373,808	374,499	335,771	336,392
Ser. 04-4, Class 1A1,
4.771s, 2034	77,779	77,901	27,632	27,675	164,257	164,514
Ser. 04-8, Class 1A3,
4.697s, 2034	59,005	58,935	29,171	29,136	53,701	53,637
Ser. 04-6, Class 1A,
4.38s, 2034	450,177	448,684	1,587,465	1,582,201	1,421,610	1,416,896
Ser. 05-9, Class AX, IO,
0.927s, 2035	4,091,124	121,915	11,128,169	331,619	10,640,893	317,099
Ser. 04-19, Class 2A1X,
IO, 0.525s, 2035	1,942,504	33,605	--	--	--	--
Structured Adjustable Rate
Mortgage Loan Trust 144A
Ser. 04-NP2, Class A,
4.18s, 2034	139,318	139,332	538,883	538,937	557,273	557,329
Structured Asset Investment
Loan Trust
Ser. 03-BC1A, Class A,
7 3/4s, 2033
(Cayman Islands)	13,853	13,853	25,450	25,450	21,762	21,762
FRB Ser. 04-9, Class A4,
4.13s, 2034	470,000	470,748	--	--	--	--
Structured Asset Receivables
Trust 144A FRB Ser. 05-1,
3.65s, 2015	--	--	1,171,583	1,154,742	1,128,672	1,112,447
Structured Asset
Securities Corp.
IFB Ser. 05-10, Class 3A3,
9.268s, 2034	214,974	212,002	748,147	737,804	716,895	706,984
IFB Ser. 05-6, Class 5A8,
6.24s, 2035	170,766	158,709	934,944	868,931	934,944	868,931
Ser. 03-40A, Class 1A,
4.9s, 2034	72,611	73,048	232,354	233,754	174,266	175,316
Ser. 04-8, Class 1A1,
4.697s, 2034	125,965	125,925	304,969	304,871	265,190	265,105
Ser. 03-26A, Class 2A,
4.548s, 2033	154,334	154,950	429,890	431,604	382,668	384,194
Structured Asset
Securities Corp. 144A
FRB Ser. 03-NP2,
Class A2, 4.38s, 2032	177,800	177,800	184,735	184,735	169,603	169,603
FRN Ser. 03-NP3, Class A1,
4.33s, 2033	142,956	142,971	38,869	38,873	35,682	35,686
Terwin Mortgage Trust FRB
Ser. 04-5HE, Class A1B,
4 1/4s, 2035	142,970	143,177	595,995	596,857	566,712	567,531
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)	--	--	349,000	334,171	299,000	286,295

ASSET-BACKED SECURITIES*	Growth 2.9%			Balanced 5.1%		Conservative 10.2%

	Principal			Principal		Principal

	amount	Value		amount	Value	amount	Value
TIAA Real Estate CDO,
Ltd. 144A
FRB Ser. 02-1A, Class III,
7.6s, 2037
(Cayman Islands)	$100,000 $	105,886		$384,000 $	406,603	$278,000 $	294,364
Ser. 02-1A, Class IIFX, 6.77s,
2037 (Cayman Islands)	200,000	210,381		--	--	--	--
Wells Fargo Home Equity
Trust 144A
Ser. 04-2, Class N2, 8s,
2034 (Cayman Islands)	25,000	24,250		184,000	178,480	171,000	165,870
Ser. 04-1N, Class A, 5s,
2034	--	--		52,365	52,365	--	--
Ser. 04-2, Class N1, 4.45s,
2034 (Cayman Islands)	130,583	130,419		261,466	261,137	243,196	242,890
Wells Fargo Mortgage Backed
Securities Trust
Ser. 05-AR9, Class 1A2,
4.354s, 2035	583,148	574,100		--	--	212,625	209,326
Ser. 05-AR12, Class 2A5,
4.322s, 2035	1,425,000	1,391,832		4,555,000	4,448,978	4,382,000	4,280,005
Ser. 05-AR10, Class 2A18,
IO, 0.61s, 2035	--	--		9,846,000	173,843	9,480,000	167,381
WFS Financial Owner Trust
Ser. 05-1, Class D, 4 1/4s,
2012	91,740	90,762		--	--	75,551	74,745
Ser. 04-3, Class D, 4.07s,
2012	39,225	38,762		158,328	156,458	144,064	142,363
Ser. 04-4, Class D, 3.58s,
2012	86,076	84,869		68,861	67,895	66,514	65,581
Ser. 04-1, Class D, 3.17s,
2011	26,449	26,076		68,973	68,003	66,899	65,958
Whole Auto Loan Trust
Ser. 03-1, Class C, 3.13s,
2010	3,218	3,191		49,188	48,777	41,833	41,483
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010	28,978	28,973		162,664	162,639	138,313	138,292
Ser. 04-1, Class D, 5.6s,
2011	77,079	76,718		220,345	219,312	356,071	354,402

Total asset-backed securities
(cost $44,712,288, $97,649,955
and $94,366,478)		$44,599,014			$96,610,716		$93,375,110

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS*	Growth 2.4%			Balanced 7.1%		Conservative 14.0%

	Principal			Principal		Principal

	amount	Value		amount	Value	amount	Value
U.S. Government Guaranteed
Mortgage Obligations		--%			--%		--%

Government National
Mortgage Association
Pass-Through Certificates
7s, with due dates from
August 15, 2029
to September 15, 2029 $	-- $	--	$	-- $	--	$3,313 $	3,499

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS*	Growth 2.4%		Balanced 7.1%		Conservative 14.0%

	Principal		Principal		Principal

	amount	Value	amount	Value	amount	Value

U.S. Government Agency
Mortgage Obligations		2.4%		7.1%		14.0%

Federal Home Loan Mortgage
Corporation Pass-Through
Certificates
6 1/2s, with due dates from
December 1, 2028
to December 1, 2034	$701,040 $	721,471	$5,156,056	$ 5,309,949	$7,696,800	$ 7,929,890
5 1/2s, June 1, 2035	96,013	96,081	480,067	480,405	480,067	480,405
5 1/2s, with due dates from
August 1, 2012
to April 1, 2020	791,861	804,683	556,212	565,222	701,107	712,606
Federal National Mortgage
Association Pass-Through
Certificates
7s, with due dates from
August 1, 2028
to May 1, 2033	189,151	198,150	418,419	439,096	501,094	525,066
7s, December 1, 2015	38,892	40,269	--	--	--	--
7s, TBA, October 1, 2035	1,700,000	1,779,422	3,000,000	3,140,156	7,500,000	7,850,391
6 1/2s, with due dates
from June 1, 2032
to March 1, 2035	3,312,091	3,410,252	11,031,086	11,357,915	10,166,885	10,468,522
6 1/2s, December 1, 2007	--	--	585	602	--	--
6s, with due dates from
June 1, 2031
to July 1, 2035	37,828	38,489	279,205	284,484	226,273	230,251
5 1/2s, with due dates from
March 1, 2020
to February 1, 2035	5,685,002	5,687,952	31,768,410	31,793,941	29,697,039	29,711,166
5 1/2s, with due dates from
September 1, 2013
to November 1, 2019	16,751	17,019	869,010	882,955	1,108,974	1,126,382
5 1/2s, TBA, October 1,
2035	15,410,000	15,405,184	41,070,000	41,057,166	39,320,000	39,307,713
5s, with due dates from
July 1, 2035
to August 1, 2035	--	--	59,645	58,389	64,650	63,288
5s, with due dates from
March 1, 2019
to June 1, 2020	133,689	133,465	399,288	398,426	246,341	245,868
4 1/2s, with due dates
from March 1, 2019
to October 1, 2020	6,771,505	6,631,891	36,824,505	36,066,870	27,856,036	27,281,331
4s, with due dates from
June 1, 2019
to October 1, 2020	1,408,765	1,355,338	3,272,223	3,147,711	2,465,151	2,371,375
		------------------------		------------------------		------------------------
		$36,319,666		$ 134,983,287		$ 128,304,254

Total U.S. government and agency
mortgage obligations (cost $36,519,034,
$135,753,491 and $129,061,693)		$36,319,666		$ 134,983,287		$ 128,307,753

U.S. TREASURY OBLIGATIONS*		Growth 0.1%			Balanced 0.2%			Conservative 0.3%

	Principal				Principal			Principal
	amount			Value	amount	Value		amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2014	$200,000 $			198,750 $	3,400,000 $	3,378,750		$ 2,500,000 $	2,484,375
4 1/4s, November 15, 2013	20,000			19,913	100,000	99,563		--	--
3 1/2s, November 15, 2009	1,700,000			1,654,313	--	--		--	--

Total U.S. treasury obligations
(cost $1,890,291, $3,521,129
and $2,515,144)				$1,872,976		$3,478,313			$2,484,375

WARRANTS* †					Growth --%	Balanced --%		Conservative --%

	Expiration		Strike
	date		price	Warrants	Value	Warrants	Value	Warrants	Value

Dayton Superior Corp. 144A	6/15/09		$.01	630	$1	-- $	--	330	$1
Hanaro Telecom,
Inc. 144A (South Korea)	9/5/06		0.0001	179,002	472,009	--		--	--
Pliant Corp. 144A	6/1/10		0.01	--	--	--	--	160	2
TravelCenters of America,
Inc. 144A	5/1/09		0.001	210	262	--	--	180	223
Ubiquitel, Inc. 144A	4/15/10		22.74	--	--	--	--	590	1

Total warrants
(cost $445,046, $-- and $39,851)					$472,272		$--		$227

UNITS* (cost $--, $138,588 and $132,563)		Growth --%			Balanced --%			Conservative --%

		Units		Value	Units	Value		Units	Value
Cendant Corp. unit 4.89s, 2006		--		$--	2,300 $	114,783		2,200	$109,793

MUNICIPAL BONDS AND NOTES*					Growth --%	Balanced --%		Conservative --%

				Principal		Principal		Principal
		Ratings**		amount	Value	amount	Value	amount	Value
NJ State Tpk. Auth. Rev.
Bonds, Ser. B, AMBAC
4.252s, 1/1/16		Aaa		$--	$--	$240,000	$229,759	$190,000	$181,893
4.252s, 1/1/16
(Prerefunded)		Aaa		--	--	15,000	14,305	10,000	9,537

Total municipal bonds
and notes (cost $--, $254,994
and $200,000)					$--		$244,064		$191,430

EQUITY VALUE CERTIFICATES*

(cost $40,008, $-- and $--)		Growth --%		Balanced --%		Conservative --%

	Maturity
	date	Certificates	Value	Certificates	Value	Certificates	Value

ONO Finance
PLC 144A
(United
Kingdom) †	3/16/11	290 $	3	-- $	--	-- $	--

SHORT-TERM INVESTMENTS*		Growth 9.3%		Balanced 14.4%		Conservative 24.2%

		Principal		Principal		Principal
		amount/		amount/		amount/
		shares	Value	shares	Value	shares	Value

Nordea Bank Finland PLC for
an effective yield of 3.04%,
December 30, 2005
(Sweden)		$3,000,000 $	2,998,878	$ 4,000,000 $	3,998,504	$2,000,000 $	1,999,252
Short-term investments
held as collateral for loaned
securities with yields ranging
from 3.20% to 4.09% and
due dates ranging from
October 3, 2005
to November 1, 2005 (d)		35,293,565	35,256,241	67,793,661	67,720,803	13,722,634	13,707,662
Putnam Prime Money
Market Fund (e)		103,039,086	103,039,086	203,486,952	203,486,952	206,786,115	206,786,115

Total short-term investments
(cost $141,294,205, $275,206,259
and $222,493,029)			$141,294,205		$275,206,259		$222,493,029

TOTAL INVESTMENTS

Total investments
(cost $1,435,890,292, $1,911,305,337
and $940,841,004)			$1,575,167,603		$2,023,039,104		$977,395,318

* Percentages indicated are based on net assets as follows:
Growth portfolio $1,524,711,429
Balanced portfolio 1,908,224,651
Conservative portfolio 918,046,679

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at September 30, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2005. Securities rated by Putnam are indicated by “/P” . Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

**** Security is in default of principal and interest.

† Non-income-producing security.

(SG) Securities on loan, in part or in entirety, at September 30, 2005 (Growth portfolio).

(SB) Securities on loan, in part or in entirety, at September 30, 2005 (Balanced portfolio).

(SC) Securities on loan, in part or in entirety, at September 30, 2005 (Conservative portfolio).

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

‡ Restricted, excluding 144A securities, as to public resale. AMRESCO Creditor Trust was acquired on various dates from 5/7/99 to 2/25/00 with a cost of $28,984 and $24,189 for Growth and Conservative Portfolios, respectively. Decrane Aircraft Holdings Co. was acquired on 7/23/04 with a cost of $97,500 for Conservative Portfolio. VFB, LLC was acquired on various dates from 6/22/99 to 1/21/00 with a cost of $230,697 for Conservative Portfolio. The total market value of restricted securities held by the fund did not exceed 0.1% of each fund’s net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts of one or more of the funds at September 30, 2005.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At September 30, 2005, liquid assets totaling $319,653,467, $532,800,715 and $355,809,206 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) have been designated as collateral for open forward commitments, swap contracts, written options and futures contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

AMBAC represents AMBAC Indemnity Corporation.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2005.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2005.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2005: (as a percentage of Portfolio Value)

Growth Portfolio

Australia	1.2%
Brazil	1.4
France	1.5
Germany	1.1
Italy	0.7
Japan	4.8
Mexico	0.5
Netherlands	1.4
Norway	0.5
Russia	0.6
South Africa	1.2
South Korea	1.9
Spain	0.6
Sweden	1.0
Switzerland	1.3
Taiwan	1.4
Thailand	0.5
United Kingdom	4.7
United States	69.1
Other	4.6

Total	100.0%

Balanced Portfolio

Australia	0.9%
Cayman Islands	0.5
France	1.1
Germany	0.9
Italy	0.5
Japan	3.5
Netherlands	1.0
Spain	0.5
Sweden	0.7
Switzerland	0.9
United Kingdom	3.7
United States	83.0
Other	2.8

Total	100.0%

Conservative Portfolio

Australia	0.5%
Cayman Islands	1.0
France	0.6
Germany	0.5
Japan	1.8
Netherlands	0.5
Sweden	0.5
Switzerland	0.5
United Kingdom	2.2
United States	89.9
Other	2.0

Total	100.0%

Growth Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/05 (aggregate face value $154,780,839)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$39,282,561	$38,706,129	10/19/05	$ 576,432
British Pound	35,636,696	36,826,275	12/21/05	(1,189,579)
Canadian Dollar	14,341,583	14,089,647	10/19/05	251,936
Euro	8,537,386	8,881,379	12/21/05	(343,993)
Hong Kong Dollar	2,744,626	2,741,327	11/16/05	3,299
Japanese Yen	18,096,152	18,635,431	11/16/05	(539,279)
New Zealand Dollar	318,437	308,660	10/19/05	9,777
Norwegian Krone	26,096,373	27,099,970	12/21/05	(1,003,597)
South Korean Won	3,598,820	3,693,835	11/16/05	(95,015)
Swiss Franc	3,632,717	3,798,186	12/21/05	(165,469)

Total				$(2,495,488)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/05 (aggregate face value $250,481,436)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$16,163,750	$15,842,352	10/19/05	$ (321,398)
British Pound	27,743,568	28,737,054	12/21/05	993,486
Canadian Dollar	24,857,493	24,037,672	10/19/05	(819,821)
Danish Krone	1,689,387	1,744,070	12/21/05	54,683
Euro	83,411,100	85,005,557	12/21/05	1,594,457
Japanese Yen	37,205,468	37,860,547	11/16/05	655,079
Mexican Peso	4,180,108	4,130,343	10/19/05	(49,765)
Norwegian Krone	7,069,983	7,351,558	12/21/05	281,575
Singapore Dollar	6,575,166	6,736,127	11/16/05	160,961
Swedish Krona	16,525,026	17,000,025	12/21/05	474,999
Swiss Franc	21,447,068	22,036,131	12/21/05	589,063

Total				$3,613,319

FUTURES CONTRACTS OUTSTANDING at 9/30/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	20	$ 1,983,108	Dec-05	$ (18,176)
Dow Jones Euro Stoxx 50 Index (Short)	1,575	65,238,068	Dec-05	(1,960,394)
Euro 90 day (Long)	12	2,868,450	Dec-05	(19,721)
Euro 90 day (Short)	178	42,548,676	Dec-05	120,235
Euro 90 day (Long)	10	2,386,250	Mar-06	(14,438)
Euro 90 day (Short)	4	954,500	Mar-06	4,146
Euro 90 day (Long)	17	4,054,288	Jun-06	(18,601)
Euro 90 day (Short)	9	2,146,388	Jun-06	8,628
Euro 90 day (Long)	10	2,384,625	Sep-06	(9,163)
Euro 90 day (Short)	10	2,384,625	Sep-06	9,088
Euro-Bobl 5 yr (Long)	79	10,856,737	Dec-05	(81,183)
Euro-Bund 10 yr (Long)	168	24,815,275	Dec-05	(142,264)
FTSE 100 Index (Short)	792	76,836,145	Dec-05	(1,739,664)
Japanese Government Bond 10 yr (Long)	16	19,435,228	Dec-05	(269,742)
Japanese Government Bond 10 yr Mini (Short)	1	121,488	Dec-05	1,646
Russell 2000 Index Mini (Long)	83	5,578,430	Dec-05	(47,796)
Russell 2000 Index Mini (Short)	2,052	137,914,920	Dec-05	1,278,741
S&P 500 Index (Long)	64	19,748,800	Dec-05	(51,907)
S&P 500 Index Mini (Long)	6,333	390,825,263	Dec-05	(2,115,998)
U.K. Gilt 10 yr (Long)	26	5,184,611	Dec-05	(31,707)
U.S. Treasury Bond 20 yr (Long)	144	16,474,500	Dec-05	(307,344)
U.S. Treasury Bond 20 yr (Short)	34	3,889,813	Dec-05	38,902
U.S. Treasury Note 2 yr (Short)	39	8,029,735	Dec-05	18,773
U.S. Treasury Note 5 yr (Long)	69	7,373,297	Dec-05	(66,973)
U.S. Treasury Note 5 yr (Short)	68	7,266,438	Dec-05	14,059
U.S. Treasury Note 10 yr (Short)	184	20,225,625	Dec-05	217,967

Total				$(5,182,886)

WRITTEN OPTIONS OUTSTANDING at 9/30/05 (premiums received $265,311)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 4.55%
versus the three month LIBOR maturing on July 5, 2017.		3,430,000	Jul 07 / $4.55	$ 82,320
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 4.55%
versus the three month LIBOR maturing on July 5, 2017.		3,430,000	Jul 07 / $4.55	174,930

				$257,250

TBA SALE COMMITMENTS OUTSTANDING at 9/30/05 (proceeds receivable $3,401,413)

	Principal	Settlement
	amount	date	Value

FHLMC, 6 1/2s, October 1, 2035	$ 674,476	10/13/05	$ 693,058
FNMA, 5 1/2s, October 1, 2035	2,700,000	10/13/05	2,699,156

Total			$3,392,214

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of America, N.A. dated August 30,
2005 to receive semi-annually the notional amount
multiplied by 4.53125% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.	$ 5,500,000	9/1/15	$ (106,275)
Agreement with Bank of America, N.A. dated March 31,
2005 to pay semi-annually the notional amount multiplied
by 4.6375% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	2,500,000	4/6/10	(34,579)
Agreement with Bank of America, N.A. dated March 25,
2004 to pay semi-annually the notional amount multiplied by
3.075% and receive quarterly the notional amount multiplied
by the three month USD-LIBOR.	1,000,000	3/30/09	49,160
Agreement with Bank of America, N.A. dated June 15, 2005
to pay semi-annually the notional amount multiplied by
4.555% and receive quarterly the notional amount multiplied
by the three month USD-LIBOR.	740,000	6/17/15	3,807
Agreement with Bank of America, N.A. dated June 21, 2005
to pay semi-annually the notional amount multiplied by
4.466% and receive quarterly the notional amount multiplied
by the three month USD-LIBOR.	260,000	6/23/15	3,327
Agreement with Bank of America, N.A. dated June 22, 2005
to pay semi-annually the notional amount multiplied by
4.39% and receive quarterly the notional amount multiplied
by the three month USD-LIBOR.	130,000	6/24/15	2,423
Agreement with Bank of America, N.A. dated June 21, 2005
to pay semi-annually the notional amount multiplied by
4.45% and receive quarterly the notional amount multiplied
by the three month USD-LIBOR.	110,000	6/23/15	1,548
Agreement with Bank of America, N.A. dated December 2,
2003 to receive semi-annually the notional amount multi-
plied by 2.444% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.	111,000	12/5/05	303
Agreement with Bank of America, N.A. dated December 12,
2003 to pay semi-annually the notional amount multiplied
by 2.1125% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	33,000	12/16/05	(25)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Credit Suisse First Boston International
dated October 5, 2004 to receive semi-annually the
notional amount multiplied by 4.624% and pay quarterly
the notional amount multiplied by the three month
USD-LIBOR.	$ 13,580,000	10/7/14	$ 52,042
Agreement with Credit Suisse First Boston International
dated July 7, 2004 to pay semi-annually the notional amount
multiplied by 4.945% and receive quarterly the notional
amount multiplied by the three month USD-LIBOR.	687,400	7/9/14	(11,323)
Agreement with Credit Suisse First Boston International
dated July 7, 2004 to receive semi-annually the notional
amount multiplied by 2.931% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR.	588,600	7/9/06	(7,502)
Agreement with Deutsche Bank AG dated July 31, 2002 to
pay quarterly the notional amount multiplied by the three
month USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.7756%.	283,084	8/2/22	27,832
Agreement with Deutsche Bank AG dated July 31, 2002 to
receive semi-annually the notional amount multiplied by the
three month USD-LIBOR-BBA and pay quarterly the
notional amount multiplied by 5.86%.	317,679	8/2/32	(40,496)
Agreement with Goldman Sachs Capital Markets, L.P. dated
June 10, 2002 to pay quarterly the notional amount
multiplied by the three month LIBOR-BBA and receive
semi-annually the notional amount multiplied by 5.405%.	2,448,129	8/15/10	(85,063)
Agreement with Goldman Sachs Capital Markets, L.P. dated
July 30, 2002 to pay quarterly the notional amount multiplied by the three month USD-LIBOR-BBA and receive
semi-annually the notional amount multiplied by 5.845%.	570,000	8/1/22	60,552
Agreement with Goldman Sachs Capital Markets, L.P. dated
July 30, 2002 to receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied by 5.919%.	639,659	8/1/32	(87,245)
Agreement with Goldman Sachs Capital Markets, L.P. dated
August 8, 2002 to pay quarterly the notional amount multi-
plied by the three month USD-LIBOR-BBA and receive
semi-annually the notional amount multiplied by 5.601%.	283,084	8/12/22	21,893
Agreement with Goldman Sachs Capital Markets, L.P. dated
August 8, 2002 to receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied by 5.689%.	317,679	8/12/32	(32,218)
Agreement with JPMorgan Chase Bank, N.A. dated
August 23, 2005 to pay semi-annually the notional amount
multiplied by 4.4725% and receive quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.	17,000,000	8/25/10	121,239

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with JPMorgan Chase Bank, N.A. dated
August 31, 2005 to receive semi-annually the notional
amount multiplied by 4.4505% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.	$13,000,000	9/2/15	$ (331,548)
Agreement with JPMorgan Chase Bank, N.A. dated June 27,
2005 to receive semi-annually the notional amount
multiplied by 4.296% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.	2,210,000	6/29/15	(58,032)
Agreement with JPMorgan Chase Bank, N.A. dated June 14,
2005 to pay semi-annually the notional amount multiplied by
4.538% and receive quarterly the notional amount multiplied
by the three month USD-LIBOR.	640,000	6/16/15	4,178
Agreement with JPMorgan Chase Bank, N.A. dated July 29,
2005 to pay semi-annually the notional amount multiplied
by 4.6757% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	466,000	8/2/15	(3,722)
Agreement with JPMorgan Chase Bank, N.A. dated June 22,
2005 to receive semi-annually the notional amount
multiplied by 4.387% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.	160,000	6/24/15	2,965
Agreement with Lehman Brothers Special Financing, Inc.
dated March 7, 2005 to pay semi-annually the notional
amount multiplied by 3.9425% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA.	8,000,000	3/9/07	62,676
Agreement with Lehman Brothers Special Financing, Inc.
dated March 7, 2005 to pay semi-annually the notional
amount multiplied by 4.7025% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA.	7,000,000	3/9/15	29,669
Agreement with Lehman Brothers Special Financing, Inc.
dated December 9, 2003 to receive semi-annually the
notional amount multiplied by 4.641% and pay quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA.	2,517,000	12/15/13	13,989
Agreement with Lehman Brothers Special Financing, Inc.
dated May 21, 2003 to pay semi-annually the notional
amount multiplied by 3.1001% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	2,227,000	1/15/10	134,375
Agreement with Lehman Brothers Special Financing, Inc.
dated December 5, 2003 to receive semi-annually the
notional amount multiplied by 2.23762% and pay quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA.	1,316,000	12/9/05	2,073

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc.
dated January 22, 2004 to pay semi-annually the notional
amount multiplied by 1.999% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	$ 925,000	1/26/06	$9,204
Agreement with Lehman Brothers Special Financing, Inc.
dated January 21, 2004 to pay semi-annually the notional
amount multiplied by 2.009% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	903,000	1/23/06	8,806
Agreement with Lehman Brothers Special Financing, Inc.
dated January 21, 2004 to pay semi-annually the notional
amount multiplied by 2.008% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	903,000	1/23/06	8,806
Agreement with Lehman Brothers Special Financing, Inc.
dated January 22, 2004 to pay semi-annually the notional
amount multiplied by 2.007% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	485,000	1/26/06	4,809
Agreement with Lehman Brothers Special Financing, Inc.
dated January 22, 2004 to pay semi-annually the notional
amount multiplied by 4.375% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	306,000	1/26/14	7,207
Agreement with Lehman Brothers Special Financing, Inc.
dated July 31, 2002 to pay semi-annually the notional
amount multiplied by 5.152% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	283,084	8/2/22	27,796
Agreement with Lehman Brothers Special Financing, Inc.
dated January 21, 2004 to pay semi-annually the notional
amount multiplied by 4.408% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	298,000	1/23/14	6,352
Agreement with Lehman Brothers Special Financing, Inc.
dated January 21, 2004 to pay semi-annually the notional
amount multiplied by 4.419% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	298,000	1/23/14	6,143
Agreement with Lehman Brothers Special Financing, Inc.
dated July 31, 2002 to pay semi-annually the notional
amount multiplied by 5.152% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	275,120	8/2/12	(7,846)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc.
dated December 11, 2003 to pay semi-annually the notional
amount multiplied by 4.710% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	$ 260,000	12/15/13	$ (2,719)
Agreement with Lehman Brothers Special Financing, Inc.
dated January 22, 2004 to pay semi-annually the notional
amount multiplied by 4.379% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	157,000	1/26/14	3,698
Agreement with Lehman Brothers Special Financing, Inc.
dated December 12, 2003 to pay semi-annually the notional
amount multiplied by 4.579% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	104,000	12/16/13	(133)
Agreement with Lehman Brothers Special Financing, Inc.
dated December 11, 2003 to pay semi-annually the notional
amount multiplied by 2.235% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	62,000	12/15/05	(85)
Agreement with Merrill Lynch Capital Services, Inc. dated
February 28, 2001 to pay semi-annually the notional
amount multiplied by 5.815% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	7,200,000	3/2/11	(405,063)
Agreement with Merrill Lynch Capital Services, Inc. dated
February 28, 2001 to pay semi-annually the notional
amount multiplied by 5.485% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	2,500,000	3/2/06	(16,882)
Agreement with Merrill Lynch Capital Services, Inc. dated
July 30, 2002 to pay quarterly the notional amount multiplied by the three month LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.845%.	570,000	8/1/22	60,562
Agreement with Merrill Lynch Capital Services, Inc. dated
July 30, 2002 to receive quarterly the notional amount
multiplied by the three month LIBOR-BBA and pay
semi-annually the notional amount multiplied by 5.204%.	553,964	8/1/12	(17,398)
Agreement with Merrill Lynch Capital Services, Inc. dated
August 8, 2002 to pay quarterly the notional amount multi-
plied by the three month USD-LIBOR-BBA and receive
semi-annually the notional amount multiplied by 5.601%.	283,084	8/12/22	21,882
Agreement with Merrill Lynch Capital Services, Inc. dated
August 8, 2002 to receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied by 4.94%.	275,120	8/13/12	(4,219)

Total			$ (493,057)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Morgan Stanley & Co. International Limited
dated September 16, 2005 to receive quarterly the price
appreciation on the MSCI India Net Divs Reinvested USD
and pay quarterly the price depreciation on the MSCI India
Net Divs Reinvested USD and an accrual of the three month
USD-LIBOR less 337.5 basis points.	$ 1,399,956	9/21/06	$ 27,948
Agreement with JPMorgan Chase Bank, N.A. dated
September 19, 2005 to pay quarterly the notional amount
multiplied by the return of the Russell 2000 Total Return Index and receive quarterly the notional amount multiplied by the
three month USD-LIBOR adjusted by a specified spread.	73,170,100	9/20/06	(148,338)
Agreement with Goldman Sachs Capital Markets, L.P. dated
September 8, 2005 to receive at maturity the notional
amount multiplied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor and
an accrual of 30 basis points plus the beginning of the period nominal spread of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index and pay at
maturity the notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted by a
modified duration factor.	7,850,000	4/1/06	(3,116)
Agreement with Citibank, NA. dated September 8, 2005 to
receive at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 27
basis points plus the beginning of the period nominal spread of the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index and pay at maturity the notional
amount multiplied by the nominal spread depreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor.	3,216,000	4/1/06	(4,034)
Agreement with Lehman Brothers Finance, S.A. dated
August 31, 2005 to receive/(pay) semi-annually the notional
amount multiplied by the return of the Lehman Brothers US
ABS Floating Rate Index HEL Aggregate Component and
pay semi-annually the notional amount multiplied by the six
month USD-LIBOR-BBA adjusted by a specified spread.	5,500,000	3/1/06	(766)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Deutsche Bank AG dated September 8,
2005 to receive at maturity the notional amount multiplied
by the nominal spread appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 25
basis points plus the beginning of the period nominal spread of the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index and pay at maturity the notional
amount multiplied by the nominal spread depreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor.	$ 913,000	3/1/06	$ (1,143)
Agreement with JPMorgan Chase Bank, N.A. dated
August 17, 2005 to receive quarterly the notional amount
multiplied by the return of the S&P US 500 TR Index and pay
quarterly the notional amount multiplied by the three month
USD-LIBOR-BBA.	21,349,285	2/21/06	(116,699)
Agreement with Morgan Stanley & Co. International Limited
dated August 8, 2005 to receive at maturity the price appre-
ciation on the Wan Hai Lines and pay at maturity the price
depreciation on the Wan Hai Lines and an accrual of the
three month USD-LIBOR less 500 basis points.	484,183	2/11/06	(99,629)
Agreement with Goldman Sachs Capital Markets, L.P. dated
July 7, 2005 to pay monthly the notional amount multiplied
by the spread depreciation of the Lehman Brothers 8.5+
AAA Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive monthly
the notional amount multiplied by the appreciation of the
Lehman Brothers 8.5+ AAA Commercial Mortgage Backed
Securities Index plus 27.2 basis points.	31,675,000	12/1/05	(21,001)
Agreement with Bank of America, N.A. dated May 18, 2005
to receive/(pay) semi-annually the notional amount multi-
plied by the positive (negative) change in the S&P 500 Index
six month forward variance.	2,002,429	5/19/06	(486,445)
Agreement with Citibank, N.A. dated July 7, 2005 to receive
at maturity the notional amount multiplied by the nominal
spread appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted by a
modified duration factor and an accrual of 50 basis points
plus the beginning of the period nominal spread of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor.	26,593,000	1/1/06	(164,467)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Citigroup Global Markets Limited dated
July 21, 2005 to receive/(pay) semi-annually the notional
amount multiplied by the total rate of return of the Quanta
Computer and pay semi-annually the notional amount
multiplied by the three month USD-LIBOR-BBA less 375
basis points.	$ 305,506	1/23/06	$ (35,463)
Agreement with Citigroup Global Markets Limited dated
July 21, 2005 to receive/(pay) semi-annually the notional
amount multiplied by the total rate of return of the RIL IN
and pay semi-annually the notional amount multiplied by the
six month USD-LIBOR-BBA less 350 basis points.	538,893	1/5/06	126,146
Agreement with Deutsche Bank AG dated July 21, 2005 to
receive/(pay) semi-annually the notional amount multiplied
by the positive (negative) change in the S&P 500 Index six
month forward variance.	1,807,678	7/21/06	28,332
Agreement with Deutsche Bank AG dated February 16,
2005 to receive/(pay) semi-annually the notional amount
multiplied by the positive (negative) change in the S&P 500
Index six month forward variance.	3,124,498	2/16/06	(304,190)
Agreement with Deutsche Bank AG dated May 16, 2005 to
receive/(pay) at maturity the notional amount multiplied by
the positive (negative) change in the S&P 500 Index six
month forward variance.	4,785,561	11/17/06	2,218,692
Agreement with Deutsche Bank AG dated July 12, 2005 to
pay at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 40
basis points plus the beginning of the period nominal spread of the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index and receive at maturity the notional amount multiplied by the nominal spread depreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor.	24,500,000	1/1/06	34,275
Agreement with Deutsche Bank AG dated August 3, 2005
to receive at maturity the notional amount multiplied by the nominal spread appreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 15
basis points plus the beginning of the period nominal spread of the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index and pay at maturity the notional
amount multiplied by the nominal spread depreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor.	2,093,000	1/1/06	8,508

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Deutsche Bank AG dated July 12, 2005 to
pay at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 45
basis points plus the beginning of the period nominal spread of the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index and receive at maturity the notional amount multiplied by the nominal spread depreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor.	$29,500,000	12/1/05	$ 38,025
Agreement with Goldman Sachs Capital Markets, L.P. dated
May 16, 2005 to receive/(pay) semi-annually the notional
amount multiplied by the positive (negative) change in the
S&P 500 Index six month forward variance.	2,107,306	2/16/06	(542,331)
Agreement with Goldman Sachs Capital Markets, L.P. dated
August 3, 2005 to pay at maturity the notional amount
multiplied by the nominal spread appreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor and an accrual
of 20 basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and receive at maturity
the notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a modified
duration factor.	2,175,000	12/1/05	(8,509)
Agreement with JPMorgan Chase Bank, N.A dated April 5,
2005 to receive/(pay) quarterly the notional amount
multiplied by Russell 2000 Total Return Index and receive
quarterly the notional amount multiplied by the three
month USD-LIBOR.	51,136,777	4/5/06	(2,069,665)
Agreement with JPMorgan Chase Bank, N.A. dated
August 17, 2005 to receive/(pay) quarterly the notional
amount multiplied by the return of the Russell 1000 Total
Return Growth Index and pay quarterly the notional amount
multiplied by the three month USD-LIBOR adjusted by a
specified spread.	21,349,452	2/21/06	55,130
Agreement with Lehman Brothers Special Financing, Inc.
dated January 25, 2005 to receive/(pay) monthly the notional amount multiplied by the return of the Lehman Brothers
U.S. High Yield Index and receive monthly the notional
amount multiplied by the one month USD-LIBOR-BBA
minus 40 basis points.	6,499,818	2/1/06	143,143

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc.
dated August 5, 2005 to pay monthly the notional amount
multiplied by the nominal spread appreciation of the Lehman
Brothers US ABS Floating Rate Index HEL Aggregate
Compound adjusted by a modified duration factor and
receive at maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman Brothers US
ABS Floating Rate Index HEL Aggregate Compound
adjusted by a modified duration factor.	$15,000,000	1/1/06	$ 476
Agreement with Morgan Stanley & Co. International Limited
dated April 29, 2005 to receive at maturity the price appre-
ciation on the MSCI India Net Divs Reinvested USD and pay
at maturity the price depreciation on the MSCI India Net
Divs Reinvested USD and an accrual of the three month
USD-LIBOR less 250 basis points.	833,305	5/4/06	83,148

Total			$(1,241,973)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with JPMorgan Chase Bank, N.A. on September 1,
2005, maturing on September 20, 2010, to pay quarterly 460
basis points times the notional amount. Upon a credit default event of General Motors Acceptance Corp., the fund receives a payment of the proportional notional amount times the difference between the par value and the then market value of
General Motors Acceptance Corp.		$150,000	$(3,404)
Agreement with JPMorgan Chase Bank, N.A. on April 25, 2005,
maturing on June 20, 2010, to receive a quarterly payment of
3.70% times the notional amount. Upon a credit default event of
Felcor Lodging L.P., 8 1/2, 2011, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of Felcor Lodging L.P.,
8 1/2, 2011.		120,000	3,452

Total			$ 48

Balanced Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/05 (aggregate face value $187,042,402)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$43,770,091	$43,155,147	10/19/05	$ 614,944
British Pound	45,864,219	47,369,392	12/21/05	(1,505,173)
Canadian Dollar	16,448,853	16,185,563	10/19/05	263,290
Euro	8,768,945	9,122,268	12/21/05	(353,323)
Hong Kong Dollar	1,622,842	1,620,892	11/16/05	1,950
Japanese Yen	22,374,319	23,035,168	11/16/05	(660,849)
New Zealand Dollar	514,345	498,553	10/19/05	15,792
Norwegian Krone	33,884,062	35,177,382	12/21/05	(1,293,320)
Singapore Dollar	1,276,661	1,306,982	11/16/05	(30,321)
South Korean Won	4,604,803	4,726,378	11/16/05	(121,575)
Swiss Franc	4,633,617	4,844,677	12/21/05	(211,060)

Total				$(3,279,645)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/05 (aggregate face value $297,256,866)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 14,178,419	$13,872,740	10/19/05	$ (305,679)
British Pound	34,964,693	36,223,334	12/21/05	1,258,641
Canadian Dollar	28,716,708	27,804,678	10/19/05	(912,030)
Danish Krone	907,314	936,683	12/21/05	29,369
Euro	109,443,194	111,407,649	12/21/05	1,964,455
Japanese Yen	46,504,573	47,246,385	11/16/05	741,812
Norwegian Krone	7,882,873	8,198,138	12/21/05	315,265
Singapore Dollar	4,630,758	4,746,880	11/16/05	116,122
Swedish Krona	23,384,684	24,057,339	12/21/05	672,655
Swiss Franc	22,234,315	22,763,040	12/21/05	528,725

Total				$4,409,335

FUTURES CONTRACTS OUTSTANDING at 9/30/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	26	$2,578,040	Dec-05	$ (23,940)
Dow Jones Euro Stoxx 50 Index (Short)	1,999	82,800,570	Dec-05	(2,488,144)
Euro 90 day (Long)	7	1,673,263	Dec-05	(11,590)
Euro 90 day (Long)	3	715,875	Mar-06	(3,161)
Euro-Bobl 5 yr (Long)	101	13,880,132	Dec-05	(103,792)
Euro-Bund 10 yr (Long)	213	31,462,224	Dec-05	(185,220)
FTSE 100 Index (Short)	744	72,179,409	Dec-05	(1,634,230)
Japanese Government Bond 10 yr (Long)	20	24,294,035	Dec-05	(337,177)
Russell 2000 Index Mini (Long)	55	3,696,550	Dec-05	(21,160)

FUTURES CONTRACTS OUTSTANDING at 9/30/05 continued

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Short)	2,664	$179,047,440	Dec-05	$ 1,660,130
S&P 500 Index (Long)	33	10,182,975	Dec-05	(31,826)
S&P 500 Index Mini (Long)	7,518	463,954,575	Dec-05	(2,512,655)
S&P 500 Index Mini (Short)	315	19,439,438	Dec-05	116,970
U.K. Gilt 10 yr (Long)	33	6,580,468	Dec-05	(39,772)
U.S. Treasury Bond 20 yr (Long)	396	45,304,875	Dec-05	(939,285)
U.S. Treasury Note 2 yr (Short)	131	26,971,672	Dec-05	63,060
U.S. Treasury Note 5 yr (Long)	702	75,015,281	Dec-05	(726,427)
U.S. Treasury Note 10 yr (Short)	386	42,429,844	Dec-05	464,526

Total				$(6,753,693)

WRITTEN OPTIONS OUTSTANDING at 9/30/05 (premiums received $1,533,707)

		Contract	Expiration date/
		amount	strike price	Value

SPDR Trust Series 1 (Call)		50,760	Oct 05 / $130.12	$5
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 4.55%
versus the three month LIBOR maturing on
July 5, 2017.		19,820,000	Jul 07 / $4.55	475,680
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 4.55%
versus the three month LIBOR maturing on
July 5, 2017.		19,820,000	Jul 07 / $4.55	1,010,820

				$1,486,505

TBA SALE COMMITMENTS OUTSTANDING at 9/30/05 (proceeds receivable $9,960,294)

		Principal	Settlement
		amount	date	Value

FHLMC, 6 1/2s, October 1, 2035		$4,689,871	10/13/05	$4,819,942
FNMA, 5 1/2s, October 1, 2035		5,100,000	10/13/05	5,098,406

Total				$9,918,348

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of America, N.A. dated May 18,
2005 to pay semi-annually the notional amount multiplied
by 3.95% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	$53,000,000	5/21/07	$ (41,890)
Agreement with Bank of America, N.A. dated January 12,
2005 to receive semi-annually the notional amount multi-
plied by 4.106% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.	27,200,000	1/14/10	(532,699)
Agreement with Bank of America, N.A. dated January 26,
2004 to receive semi-annually the notional amount multi-
plied by 5.2125% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.	20,743,000	1/28/24	669,431
Agreement with Bank of America, N.A. dated March 31,
2005 to pay semi-annually the notional amount multiplied
by 4.6375% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	18,600,000	4/6/10	(257,270)
Agreement with Bank of America, N.A. dated December 20,
2004 to pay semi-annually the notional amount multiplied
by 3.965% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	17,346,000	12/22/09	267,638
Agreement with Bank of America, N.A. dated March 25,
2004 to pay semi-annually the notional amount multiplied
by 3.075% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	7,100,000	3/30/09	349,035
Agreement with Bank of America, N.A. dated June 15,
2005 to pay semi-annually the notional amount multiplied
by 4.555% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	4,410,000	6/17/15	22,684
Agreement with Bank of America, N.A. dated December 2,
2003 to receive semi-annually the notional amount
multiplied by 2.444% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR.	3,589,000	12/5/05	9,797
Agreement with Bank of America, N.A. dated June 21,
2005 to pay semi-annually the notional amount multiplied
by 4.466% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	1,590,000	6/23/15	20,343
Agreement with Bank of America, N.A. dated August 30,
2005 to receive semi-annually the notional amount
multiplied by 4.53125% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.	1,500,000	9/1/15	(28,984)
Agreement with Bank of America, N.A. dated June 22,
2005 to pay semi-annually the notional amount multiplied
by 4.39% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	800,000	6/24/15	14,911

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of America, N.A. dated June 21,
2005 to pay semi-annually the notional amount multiplied
by 4.45% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	$ 660,000	6/23/15	$ 9,290
Agreement with Bank of America, N.A. dated December 12,
2003 to pay semi-annually the notional amount multiplied
by 2.1125% and receive quarterly the notional
amount multiplied by the three month USD-LIBOR.	374,000	12/16/05	(286)
Agreement with Credit Suisse First Boston International
dated March 5, 2004 to receive semi-annually the notional
amount multiplied by 3.195% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR.	9,662,000	3/9/09	(430,912)
Agreement with Credit Suisse First Boston International
dated July 7, 2004 to receive semi-annually the notional
amount multiplied by 2.931% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR.	5,321,200	7/9/06	(67,817)
Agreement with Deutsche Bank AG dated July 31, 2002 to
pay quarterly the notional amount multiplied by the three
month USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.7756%.	1,251,434	8/2/22	123,036
Agreement with Deutsche Bank AG dated July 31, 2002 to
receive semi-annually the notional amount multiplied by
the three month USD-LIBOR-BBA and pay quarterly the
notional amount multiplied by 5.86%.	1,404,369	8/2/32	(179,022)
Agreement with Goldman Sachs Capital Markets, L.P.
dated June 10, 2002 to pay quarterly the notional amount
multiplied by the three month LIBOR-BBA and receive
semi-annually the notional amount multiplied by 5.405%.	9,013,565	8/15/10	(313,187)
Agreement with Goldman Sachs Capital Markets, L.P.
dated July 30, 2002 to pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA and
receive semi-annually the notional amount multiplied
by 5.845%.	2,515,000	8/1/22	267,172
Agreement with Goldman Sachs Capital Markets, L.P.
dated July 30, 2002 to receive quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA
and pay semi-annually the notional amount multiplied
by 5.919%.	2,822,353	8/1/32	(384,951)
Agreement with Goldman Sachs Capital Markets, L.P.
dated August 8, 2002 to pay quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA
and receive semi-annually the notional amount multiplied
by 5.601%.	1,251,434	8/12/22	96,781

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P.
dated August 8, 2002 to receive quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA
and pay semi-annually the notional amount multiplied
by 5.689%.	$ 1,404,369	8/12/32	$(142,427)
Agreement with JPMorgan Chase Bank, N.A. dated March 3,
2005 to receive semi-annually the notional amount
multiplied by 4.798% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR.	20,700,000	3/7/15	69,489
Agreement with JPMorgan Chase Bank, N.A. dated June 27,
2005 to receive semi-annually the notional amount multi-
plied by 4.296% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR.	13,300,000	6/29/15	(349,243)
Agreement with JPMorgan Chase Bank, N.A. dated June 14,
2005 to pay semi-annually the notional amount multiplied
by 4.538% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	3,840,000	6/16/15	25,067
Agreement with JPMorgan Chase Bank, N.A. dated
August 31, 2005 to receive semi-annually the notional
amount multiplied by 4.4505% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	4,000,000	9/2/15	(102,015)
Agreement with JPMorgan Chase Bank, N.A. dated July 29,
2005 to pay semi-annually the notional amount multiplied
by 4.6757% and receive quarterly the notional
amount multiplied by the three month USD-LIBOR.	2,690,000	8/2/15	(21,489)
Agreement with JPMorgan Chase Bank, N.A. dated June 22,
2005 to receive semi-annually the notional amount multi-
plied by 4.387% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.	960,000	6/24/15	17,786
Agreement with Lehman Brothers Special Financing, Inc.
dated July 13, 2005 to pay semi-annually the notional
amount multiplied by 4.38% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	12,000,000	7/15/10	117,391
Agreement with Lehman Brothers Special Financing, Inc.
dated December 5, 2003 to receive semi-annually the
notional amount multiplied by 2.23762% and pay quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA.	11,525,000	12/9/05	18,152
Agreement with Lehman Brothers Special Financing, Inc.
dated January 22, 2004 to pay semi-annually the notional
amount multiplied by 1.999% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	6,919,000	1/26/06	68,848

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc.
dated January 21, 2004 to pay semi-annually the notional
amount multiplied by 2.009% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	$ 6,752,000	1/23/06	$ 65,844
Agreement with Lehman Brothers Special Financing, Inc.
dated January 21, 2004 to pay semi-annually the notional
amount multiplied by 2.008% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	6,752,000	1/23/06	65,844
Agreement with Lehman Brothers Special Financing, Inc.
dated June 14, 2005 to pay semi-annually the notional
amount multiplied by 4.0525% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	6,500,000	6/16/07	15,241
Agreement with Lehman Brothers Special Financing, Inc.
dated January 22, 2004 to pay semi-annually the notional
amount multiplied by 2.007% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	3,627,000	1/26/06	35,966
Agreement with Lehman Brothers Special Financing, Inc.
dated January 22, 2004 to pay semi-annually the notional
amount multiplied by 4.375% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	2,288,000	1/26/14	53,892
Agreement with Lehman Brothers Special Financing, Inc.
dated January 21, 2004 to pay semi-annually the notional
amount multiplied by 4.408% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	2,232,000	1/23/14	47,579
Agreement with Lehman Brothers Special Financing, Inc.
dated January 21, 2004 to pay semi-annually the notional
amount multiplied by 4.419% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	2,232,000	1/23/14	46,016
Agreement with Lehman Brothers Special Financing, Inc.
dated December 11, 2003 to pay semi-annually the
notional amount multiplied by 4.710% and receive
quarterly the notional amount multiplied by the three
month USD-LIBOR-BBA.	2,247,000	12/15/13	(23,496)
Agreement with Lehman Brothers Special Financing, Inc.
dated June 14, 2005 to pay semi-annually the notional
amount multiplied by 4.5475% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	1,800,000	6/16/15	(10,805)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc.
dated July 31, 2002 to pay semi-annually the notional
amount multiplied by 5.152% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	$ 1,251,434	8/2/22	$ 122,879
Agreement with Lehman Brothers Special Financing, Inc.
dated January 22, 2004 to pay semi-annually the notional
amount multiplied by 4.379% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	1,172,000	1/26/14	27,605
Agreement with Lehman Brothers Special Financing, Inc.
dated July 31, 2002 to pay semi-annually the notional
amount multiplied by 5.152% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	1,216,226	8/2/12	(34,686)
Agreement with Lehman Brothers Special Financing, Inc.
dated December 12, 2003 to pay semi-annually the
notional amount multiplied by 4.579% and receive
quarterly the notional amount multiplied by the three
month USD-LIBOR-BBA.	1,161,000	12/16/13	(1,481)
Agreement with Lehman Brothers Special Financing, Inc.
dated December 11, 2003 to pay semi-annually the
notional amount multiplied by 2.235% and receive
quarterly the notional amount multiplied by the three
month USD-LIBOR-BBA.	537,000	12/15/05	(741)
Agreement with Lehman Brothers Special Financing, Inc.
dated December 9, 2003 to receive semi-annually the
notional amount multiplied by 4.641% and pay quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA.	490,000	12/15/13	2,724
Agreement with Merrill Lynch Capital Services, Inc. dated
July 30, 2002 to pay quarterly the notional amount multi-
plied by the three month LIBOR-BBA and receive
semi-annually the notional amount multiplied by 5.845%.	2,515,000	8/1/22	267,215
Agreement with Merrill Lynch Capital Services, Inc. dated
July 30, 2002 to receive quarterly the notional amount
multiplied by the three month LIBOR-BBA and pay
semi-annually the notional amount multiplied by 5.204%.	2,444,243	8/1/12	(76,767)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Merrill Lynch Capital Services, Inc. dated
August 8, 2002 to pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA and
receive semi-annually the notional amount multiplied
by 5.601%.	$ 1,251,434	8/12/22	$ 96,731
Agreement with Merrill Lynch Capital Services, Inc. dated
August 8, 2002 to receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied by 4.94%.	1,216,226	8/13/12	(18,648)

Total			$ (4,429)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05

Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with JPMorgan Chase Bank, N.A. dated
September 19, 2005 to pay quarterly the notional
amount multiplied by the return of the Russell 2000 Total
Return Index and receive quarterly the notional amount
multiplied by the three month USD-LIBOR adjusted
by a specified spread.	$ 19,894,481	9/20/06	$ (40,332)
Agreement with Goldman Sachs Capital Markets, L.P.
dated September 8, 2005 to receive at maturity the
notional amount multiplied by the nominal spread appreci-
ation of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a modified
duration factor and an accrual of 30 basis points plus the
beginning of the period nominal spread of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor.	25,519,000	4/1/06	(10,131)
Agreement with Citibank, NA. dated September 8, 2005
to receive at maturity the notional amount multiplied by
the nominal spread appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 27
basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at maturity the
notional amount multiplied by the nominal spread depre-
ciation of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a modified
duration factor.	10,455,000	4/1/06	(13,112)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Finance, S.A. dated
August 31, 2005 to receive/(pay) semi-annually the
notional amount multiplied by the return of the Lehman
Brothers US ABS Floating Rate Index HEL Aggregate
Component and pay semi-annually the notional amount
multiplied by the six month USD-LIBOR-BBA adjusted by
a specified spread.	$ 31,400,000	3/1/06	$ (4,314)
Agreement with Deutsche Bank AG dated September 8,
2005 to receive at maturity the notional amount multiplied
by the nominal spread appreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor and
an accrual of 25 basis points plus the beginning of the
period nominal spread of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index and pay at
maturity the notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted by
a modified duration factor.	2,968,000	3/1/06	(3,716)
Agreement with JPMorgan Chase Bank, N.A. dated
August 17, 2005 to receive quarterly the notional
amount multiplied by the return of the S&P US 500 TR
Index and pay quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.	27,160,831	2/21/06	(148,467)
Agreement with Goldman Sachs Capital Markets, L.P.
dated July 7, 2005 to pay monthly the notional amount
multiplied by the spread depreciation of the Lehman
Brothers 8.5+ AAA Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor
and receive monthly the notional amount multiplied by
the appreciation of the Lehman Brothers 8.5+ AAA
Commercial Mortgage Backed Securities Index plus 27.2
basis points.	6,300,000	12/1/05	(4,177)
Agreement with Bank of America, N.A. dated May 18,
2005 to receive/(pay) semi-annually the notional amount
multiplied by the positive (negative) change in the S&P 500
Index six month forward variance.	2,770,132	5/19/06	(672,941)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Citibank, N.A. dated July 7, 2005 to
receive at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 50
basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at maturity the
notional amount multiplied by the nominal spread depre-
ciation of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a modified
duration factor.	$ 6,000,000	1/1/06	$ (8,815)
Agreement with Citigroup Financial Products, Inc. dated
April 22, 2005 to receive at maturity the notional amount
multiplied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified duration
factor and an accrual of 40 basis points plus the beginning
of the period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
and pay at maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.	5,187,000	11/1/05	3,627
Agreement with Citigroup Financial Products, Inc. dated
May 5, 2005 to receive at maturity the notional amount
multiplied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified duration
factor and an accrual of 35 basis points plus the beginning
of the period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
and pay at maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.	5,048,000	11/1/05	76
Agreement with Deutsche Bank AG dated July 21, 2005 to
receive/(pay) semi-annually the notional amount multiplied
by the positive (negative) change in the S&P 500 Index six
month forward variance.	2,416,078	7/21/06	37,867
Agreement with Deutsche Bank AG dated February 16,
2005 to receive/(pay) semi-annually the notional amount
multiplied by the positive (negative) change in the S&P 500
Index six month forward variance.	4,409,606	2/16/06	(429,303)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Deutsche Bank AG dated May 16, 2005
to receive/(pay) at maturity the notional amount multiplied
by the positive (negative) change in the S&P 500 Index six
month forward variance.	$ 6,753,865	11/17/06	$ 3,131,242
Agreement with Deutsche Bank AG dated August 3, 2005
to receive at maturity the notional amount multiplied by
the nominal spread appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 15
basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at maturity the
notional amount multiplied by the nominal spread depre-
ciation of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a modified
duration factor.	6,000,000	1/1/06	24,390
Agreement with Deutsche Bank AG dated May 3, 2005 to
pay at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of 35
basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and receive at maturity
the notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted by
a modified duration factor.	2,593,500	11/1/05	41
Agreement with Goldman Sachs Capital Markets, L.P.
dated May 16, 2005 to receive/(pay) semi-annually the
notional amount multiplied by the positive (negative)
change in the S&P 500 Index six month forward variance.	2,915,136	2/16/06	(750,233)
Agreement with Goldman Sachs Capital Markets, L.P.
dated August 3, 2005 to pay at maturity the notional
amount multiplied by the nominal spread appreciation of
the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified duration
factor and an accrual of 20 basis points plus the beginning
of the period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
and receive at maturity the notional amount multiplied by
the nominal spread depreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.	6,300,000	12/1/05	(24,646)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with JPMorgan Chase Bank, N.A dated April 5,
2005 to receive/(pay) quarterly the notional amount
multiplied by Russell 2000 Total Return Index and receive
quarterly the notional amount multiplied by the three
month USD-LIBOR.	$ 122,816,451	4/5/06	$(4,970,764)
Agreement with JPMorgan Chase Bank, N.A. dated
August 17, 2005 to receive/(pay) quarterly the notional
amount multiplied by the return of the Russell 1000 Total
Return Growth Index and pay quarterly the notional
amount multiplied by the three month USD-LIBOR
adjusted by a specified spread.	27,160,802	2/21/06	70,136
Agreement with Lehman Brothers Special Financing, Inc.
dated January 25, 2005 to receive/(pay) monthly the notional amount multiplied by the return of the Lehman Brothers
U.S. High Yield Index and receive monthly the notional
amount multiplied by the one month USD-LIBOR-BBA
minus 40 basis points.	8,999,866	2/1/06	24,569

Total			$(3,789,003)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Bank of America, N.A. on July 26, 2005,
maturing on September 20, 2012, to receive quarterly 64 basis points times the notional amount. Upon a credit default event of
Waste Management, 7.375%, 8/1/10, the fund makes a payment
of the proportional notional amount times the difference between the par value and the then-market value of Waste
Management, 7.375%, 8/1/10.		$240,000	$ 1,311
Agreement with Bank of America, N.A. on November 24, 2004,
maturing on April 15, 2010, to receive a premium equal to
2.58315% times the notional amount. Upon a credit default event of any News Corp. senior note or bond, the fund makes a
payment of the proportional notional amount times the difference between the par value and the then-market value of the defaulted
News Corp. senior note or bond.		145,000	352
Agreement with Deutsche Bank AG on September 9, 2004,
maturing on September 20, 2014, to receive a quarterly payment of 0.58% times the notional amount. Upon a credit default event of any CVS senior note, the fund makes a payment of the
proportional notional amount times the difference between the
par value and the then-market value of any CVS senior note.		95,000	(329)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with JPMorgan Chase Bank, N.A. on September 1,
2005, maturing on September 20, 2010, to pay quarterly 460
basis points times the notional amount. Upon a credit default event of General Motors Acceptance Corp., the fund receives a payment of the proportional notional amount times the difference between the par value and the then market value of
General Motors Acceptance Corp.	$ 185,000	$ (3,513)
Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quar-
terly 65 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 4 Index.	721,000	883
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay
quarterly 65 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the
DJ IG CDX 4 Index.	733,000	2,683
Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay
quarterly 55 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index.	1,465,000	2,210
Agreement with Bank of America, N.A. on September 13, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and pay quarterly 90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ CDX IG HVOL Series 4 Index, the fund receives a payment of the proportional notional amount
times the difference between the par value and the then-market value of the reference entity within the DJ CDX IG HVOL
Series 4 Index.	1,080,000	4,493

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to
receive/(pay) a premium based on the difference between the
original spread on issue and the market spread on day of execu-
tion and pay quarterly 70 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG
CDX 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX 5 Index.	$ 733,000	$(997)
Agreement with Lehman Brothers Special Financing, Inc. on
September 29, 2005, maturing on June 20, 2010, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay
quarterly 90 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ CDX IG
HVOL Series 4 Index, the fund receives a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ CDX IG HVOL Series 4 Index.	1,565,000	(1,735)
Agreement with Morgan Stanley Capital Services, Inc. on
September 13, 2005, maturing on June 20, 2012, to receive quar-
terly 275 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 3-7% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 3-7% tranche.	540,000	(11,703)
Agreement with Morgan Stanley Capital Services, Inc. on
September 29, 2005, maturing on June 20, 2012, to receive quar-
terly 318 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 3-7% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 3-7% tranche.	522,000	631
Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to receive quar-
terly 70.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 10-15% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 10-15% tranche.	721,000	5,419

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to receive quar-
terly 48 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 7-10% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 7-10% tranche.	$1,465,000	$4,917
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to
receive quarterly 57.5 basis points times the notional amount.
Upon a credit default event of a reference entity within the
DJ IG CDX 5 Index 10-15% tranche, the fund makes a
payment of the proportional notional amount times the
difference between the par value and the then-market value of
the reference entity with the DJ IG CDX 5 Index 10-15% tranche.	733,000	(121)
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive
quarterly 59 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
4 Index, 10-15% tranche, the fund makes a payment of the
proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX 4 Index, 10-15% tranche.	733,000	(1,827)
Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturing on June 20, 2012, to receive quarterly 62 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, 7-10%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 4 Index, 7-10% tranche.	1,416,000	15,536
Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturing on June 20, 2012, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the DJ IG CDX Series 4 Index.	1,416,000	150

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Deutsche Bank AG on August 8, 2005, maturing
on June 20, 2010, to receive quarterly 44 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX 4 Index 7-10% tranche.	$1,403,000	$ 9,657
Agreement with Deutsche Bank AG on August 8, 2005, maturing
on June 20, 2010, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and to pay quarterly 40 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.	1,403,000	(1,288)
Agreement with Deutsche Bank AG on July 14, 2005, maturing on
June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 4 Index.	1,092,000	(3,103)
Agreement with Deutsche Bank AG on July 14, 2005, maturing on
June 20, 2012, to receive quarterly 35.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ IG CDX Series 4 Index,
10-15% tranche.	728,000	6,522
Agreement with Deutsche Bank AG on July 22, 2005, maturing on
September 20, 2010, to receive quarterly 41 basis points times the notional amount. Upon a credit default event of France
Telecomm, 7.75%, 3/1/11, the fund makes a payment of the
proportional notional amount times the difference between the par
value and the then-market value of France Telecomm, 7.75%, 3/1/11.	410,000	978
Agreement with Goldman Sachs Capital Markets, L.P. on
August 19, 2005, maturing on June 20, 2012, to receive quarterly
37.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index
10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index 10-15% tranche.	1,345,000	12,071

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P. on
August 18, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quar-
terly 40 basis points times the notional amount. Upon a credit default event of a reference entity within the CDX IG Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the CDX IG
Series 4 Index.	$ 926,900	$173
Agreement with Goldman Sachs Capital Markets, L.P. on
August 18, 2005, maturing on June 20, 2010, to receive quarterly
38.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index,
7-10% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index, 7-10% tranche.	713,000	3,494
Agreement with Goldman Sachs Capital Markets, L.P. on
August 19, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quar-
terly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 4 Index.	672,500	(1,929)
Agreement with Goldman Sachs Capital Markets, L.P. on August 4,
2005, maturing on September 20, 2010, to receive quarterly 49 basis points times the notional amount. Upon a credit default event of Goodyear 7 5/8s, 12/15/12, the fund makes a payment of the proportional notional amount times the difference
between the par value and the then-market value of Goodyear
7 5/8s, 12/15/12.	195,000	403
Agreement with Goldman Sachs International on September 2,
2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.461% and the fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.	1,804,000	42,641

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with JPMorgan Chase Bank, N.A. on April 25, 2005,
maturing on June 20, 2010, to receive a quarterly payment of
3.70% times the notional amount. Upon a credit default event of
Felcor Lodging L.P., 8 1/2, 2011, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of Felcor Lodging L.P.,
8 1/2, 2011.	$ 165,000	$ 4,934
Agreement with Lehman Brothers Special Financing, Inc. on
July 29, 2005, maturing on June 20, 2012, to receive quarterly
33.75 basis points times the notional amount. Upon a credit
default event of any reference entity within the DJ IG CDX Series
4 Index, 10-15% tranche, the fund makes a payment of the
proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index,10-15% tranche.	1,462,000	8,547
Agreement with Lehman Brothers Special Financing, Inc. on
August 5, 2005, maturing on June 20, 2010, to receive quarterly
43 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index,
7-10% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index, 7-10% tranche.	1,403,000	8,328
Agreement with Lehman Brothers Special Financing, Inc. on August 5,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 40 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.	1,403,000	(881)
Agreement with Lehman Brothers Special Financing, Inc. on
July 14, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 36 basis points times the notional amount. Upon a
credit default event of any reference entity within the DJ IG CDX
Series 4 Index,10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index,10-15% tranche.	670,000	3,695

Total		$ 112,602

Conservative Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/05 (aggregate face value $45,663,316)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 9,791,260	$ 9,684,196	10/19/05	$ 107,064
British Pound	10,956,179	11,315,574	12/21/05	(359,395)
Canadian Dollar	3,905,171	3,845,505	10/19/05	59,666
Danish Krone	761,936	786,600	12/21/05	(24,664)
Euro	2,318,419	2,398,656	12/21/05	(80,237)
Hong Kong Dollar	384,526	384,064	11/16/05	462
Japanese Yen	5,109,987	5,258,028	11/16/05	(148,041)
New Zealand Dollar	717,868	695,827	10/19/05	22,041
Norwegian Krone	8,119,080	8,428,823	12/21/05	(309,743)
Singapore Dollar	387,873	397,086	11/16/05	(9,213)
South Korean Won	1,109,587	1,138,883	11/16/05	(29,296)
Swedish Krona	152,352	157,021	12/21/05	(4,669)
Swiss Franc	1,121,949	1,173,053	12/21/05	(51,104)

Total				$(827,129)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/05 (aggregate face value $73,732,009)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)
Australian Dollar	$ 2,306,283	$ 2,249,688	10/19/05	$ (56,595)
British Pound	10,828,898	11,197,585	12/21/05	368,687
Canadian Dollar	7,254,209	7,020,173	10/19/05	(234,036)
Euro	28,023,493	28,614,449	12/21/05	590,956
Japanese Yen	11,285,532	11,492,342	11/16/05	206,810
Norwegian Krone	1,121,779	1,167,687	12/21/05	45,908
Singapore Dollar	1,115,818	1,143,799	11/16/05	27,981
Swedish Krona	4,020,325	4,133,317	12/21/05	112,992
Swiss Franc	6,533,670	6,712,969	12/21/05	179,299

Total				$1,242,002

FUTURES CONTRACTS OUTSTANDING at 9/30/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	25	$ 2,478,885	Dec-05	$ (23,030)
Dow Jones Euro Stoxx 50 Index (Short)	689	28,539,066	Dec-05	(857,594)
Euro 90 day (Long)	4	956,150	Dec-05	(7,091)
Euro 90 day (Long)	2	477,250	Mar-06	(2,108)
Euro-Bobl 5 yr (Long)	98	13,467,851	Dec-05	(100,708)
Euro-Bund 10 yr (Long)	206	30,428,254	Dec-05	(174,788)
FTSE 100 Index (Short)	171	16,589,622	Dec-05	(375,609)
Japanese Government Bond 10 yr (Long)	20	24,294,035	Dec-05	(337,177)
Russell 2000 Index Mini (Long)	20	1,344,200	Dec-05	(15,240)
Russell 2000 Index Mini (Short)	270	18,146,700	Dec-05	168,365
S&P 500 Index (Long)	21	6,480,075	Dec-05	(13,538)
S&P 500 Index Mini (Long)	1,526	94,173,275	Dec-05	(497,593)
S&P 500 Index Mini (Short)	147	9,071,738	Dec-05	55,566
U.K. Gilt 10 yr (Long)	32	6,381,060	Dec-05	(38,567)
U.S. Treasury Bond 20 yr (Long)	404	46,220,125	Dec-05	(743,374)
U.S. Treasury Note 2 yr (Short)	110	22,647,969	Dec-05	71,441
U.S. Treasury Note 5 yr (Long)	1,276	136,352,563	Dec-05	(1,000,606)
U.S. Treasury Note 10 yr (Short)	749	82,331,484	Dec-05	949,721

Total				$(2,941,930)

WRITTEN OPTIONS OUTSTANDING at 9/30/05 (premiums received $1,228,318)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 4.55%
versus the three month LIBOR maturing on July 5, 2017.		15,880,000	Jul 07 / $4.55	$ 381,120
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 4.55%
versus the three month LIBOR maturing on July 5, 2017.		15,880,000	Jul 07 / $4.55	809,880

				$1,191,000

TBA SALE COMMITMENTS OUTSTANDING at 9/30/05 (proceeds receivable $12,873,596)

		Principal	Settlement
		amount	date	Value

FHLMC, 6 1/2s, October 1, 2035		$7,370,000	10/13/05	$ 7,722,433
FNMA, 5 1/2s, October 1, 2035		5,100,000	10/13/05	5,098,406

Total				$12,820,839

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Merrill Lynch Capital Services, Inc. dated
July 30, 2002 to receive quarterly the notional amount
multiplied by the three month LIBOR-BBA and pay
semi-annually the notional amount multiplied by 5.204%.	$ 1,603,579	8/1/12	$ (50,365)
Agreement with Merrill Lynch Capital Services, Inc. dated
July 30, 2002 to pay quarterly the notional amount multi-
plied by the three month LIBOR-BBA and receive
semi-annually the notional amount multiplied by 5.845%.	1,650,000	8/1/22	175,309
Agreement with Merrill Lynch Capital Services, Inc.
dated August 8, 2002 to pay quarterly the notional
amount multiplied by the three month USD-LIBOR-
BBA and receive semi-annually the notional amount
multiplied by 5.601%.	824,399	8/12/22	63,724
Agreement with Merrill Lynch Capital Services, Inc.
dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 4.94%.	801,206	8/13/12	(12,285)
Agreement with Deutsche Bank AG dated July 31,
2002 to receive semi-annually the notional amount
multiplied by the three month USD-LIBOR-BBA
and pay quarterly the notional amount multiplied
by 5.86%.	925,147	8/2/32	(117,933)
Agreement with Deutsche Bank AG dated July 31,
2002 to pay quarterly the notional amount multi-
plied by the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.7756%.	824,399	8/2/22	81,052
Agreement with Goldman Sachs Capital Markets,
L.P. dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the notional
amount multiplied by 5.405%.	5,675,208	8/15/10	(197,192)
Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.919%.	1,851,643	8/1/32	(252,552)
Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.	1,650,000	8/1/22	175,282

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.689%.	$ 925,147	8/12/32	$ (93,826)
Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.	824,399	8/12/22	63,756
Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually the
notional amount multiplied by 2.444% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.	5,128,000	12/5/05	13,998
Agreement with Bank of America, N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.	260,000	12/16/05	(198)
Agreement with Bank of America, N.A. dated
January 26, 2004 to receive semi-annually the
notional amount multiplied by 5.2125% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.	18,177,000	1/28/24	586,620
Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the notional
amount multiplied by 3.075% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	7,000,000	3/30/09	344,119
Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay semi-
annually the notional amount multiplied by 5.152%
and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.	801,206	8/2/12	(22,850)
Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay semi-
annually the notional amount multiplied by 5.152%
and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.	824,399	8/2/22	80,949
Agreement with JPMorgan Chase Bank, N.A. dated
March 3, 2005 to receive semi-annually the
notional amount multiplied by 4.798% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.	22,000,000	3/7/15	73,854

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of America, N.A. dated
December 20, 2004 to pay semi-annually the
notional amount multiplied by 3.965% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.	$13,689,000	12/22/09	$ 211,213
Agreement with Bank of America, N.A. dated
January 12, 2005 to receive semi-annually the
notional amount multiplied by 4.106% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.	12,300,000	1/14/10	(240,890)
Agreement with Bank of America, N.A. dated
March 31, 2005 to pay semi-annually the notional
amount multiplied by 4.6375% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.	15,300,000	4/6/10	(211,625)
Agreement with Credit Suisse First Boston
International dated November 15, 2004 to pay
semi-annually the notional amount multiplied by
3.947% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	19,400,000	11/17/09	298,422
Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to receive
semi-annually the notional amount multiplied by
2.23762% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.	10,593,000	12/9/05	16,684
Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to receive
semi-annually the notional amount multiplied by
4.641% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.	15,537,000	12/15/13	86,356
Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to pay
semi-annually the notional amount multiplied by
2.235% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.	501,000	12/15/05	(692)
Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to pay
semi-annually the notional amount multiplied by
4.710% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.	2,096,000	12/15/13	(21,917)
Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to pay
semi-annually the notional amount multiplied by
4.579% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.	808,000	12/16/13	(1,031)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special Financ-
ing, Inc. dated January 21, 2004 to pay semi-
annually the notional amount multiplied by 2.009%
and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.	$14,679,000	1/23/06	$ 143,145
Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 2.008% and
receive quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA.	14,679,000	1/23/06	143,145
Agreement with Bank of America, N.A. dated
May 18, 2005 to pay semi-annually the notional
amount multiplied by 3.95% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	51,000,000	5/21/07	(40,308)
Agreement with Bank of America, N.A. dated
June 15, 2005 to pay semi-annually the notional
amount multiplied by 4.555% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	4,260,000	6/17/15	21,913
Agreement with Bank of America, N.A. dated
June 21, 2005 to pay semi-annually the notional
amount multiplied by 4.466% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	1,540,000	6/23/15	19,703
Agreement with Bank of America, N.A. dated
June 21, 2005 to pay semi-annually the notional
amount multiplied by 4.45% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	640,000	6/23/15	9,008
Agreement with Bank of America, N.A. dated
June 22, 2005 to pay semi-annually the notional
amount multiplied by 4.39% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	770,000	6/24/15	14,351
Agreement with Lehman Brothers Special Financing,
Inc. dated June 14, 2005 to pay semi-annually the
notional amount multiplied by 4.0525% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.	6,300,000	6/16/07	14,772
Agreement with Lehman Brothers Special Financing,
Inc. dated June 14, 2005 to pay semi-annually the
notional amount multiplied by 4.5475% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.	1,700,000	6/16/15	(10,205)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special Financing,
Inc. dated July 13, 2005 to pay semi-annually the
notional amount multiplied by 4.38% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.	$12,000,000	7/15/10	$ 117,390
Agreement with Credit Suisse First Boston Interna-
tional dated July 7, 2004 to receive semi-annually
the notional amount multiplied by 2.931% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.	4,766,100	7/9/06	(60,742)
Agreement with JPMorgan Chase Bank, N.A. dated
June 14, 2005 to pay semi-annually the notional
amount multiplied by 4.538% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	3,710,000	6/16/15	24,219
Agreement with JPMorgan Chase Bank, N.A. dated
June 22, 2005 to receive semi-annually the notional
amount multiplied by 4.387% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR.	920,000	6/24/15	17,045
Agreement with JPMorgan Chase Bank, N.A. dated
June 27, 2005 to receive semi-annually the notional
amount multiplied by 4.296% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR.	12,900,000	6/29/15	(338,739)
Agreement with JPMorgan Chase Bank, N.A. dated
July 29, 2005 to pay semi-annually the notional
amount multiplied by 4.6757% and receive quarterly
the notional amount multiplied by the three month
USD-LIBOR.	2,156,000	8/2/15	(17,223)
Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 4.408% and
receive quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA.	4,853,000	1/23/14	103,449
Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 4.419% and
receive quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA.	4,853,000	1/23/14	100,050
Agreement with Lehman Brothers Special Financing,
Inc. dated January 22, 2004 to pay semi-annually
the notional amount multiplied by 1.999% and
receive quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA.	15,043,000	1/26/06	149,686

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special Financing,
Inc. dated January 22, 2004 to pay semi-annually
the notional amount multiplied by 2.007% and
receive quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA.	$ 7,885,000	1/26/06	$ 78,188
Agreement with JPMorgan Chase Bank, N.A. dated
August 31, 2005 to receive semi-annually the
notional amount multiplied by 4.4505% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.	12,600,000	9/2/15	(321,346)
Agreement with Bank of America, N.A. dated
August 30, 2005 to receive semi-annually the
notional amount multiplied by 4.53125% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.	5,000,000	9/1/15	(96,614)

Total			$1,118,869

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Deutsche Bank AG dated May 16,
2005 to receive/(pay) at maturity the notional
amount multiplied by the positive (negative) change
in the S&P 500 Index six month forward variance.	$ 3,162,563	11/17/06	$1,466,236
Agreement with Goldman Sachs Capital Markets,
L.P. dated July 7, 2005 to pay monthly the notional
amount multiplied by the spread depreciation of
the Lehman Brothers 8.5+ AAA Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor and receive monthly the
notional amount multiplied by the appreciation of
the Lehman Brothers 8.5+ AAA Commercial
Mortgage Backed Securities Index plus 27.2
basis points.	6,300,000	12/1/05	(4,177)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Goldman Sachs Capital Markets,
L.P. dated August 3, 2005 to pay at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an
accrual of 20 basis points plus the beginning of the
period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities
Index and receive at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor.	$ 6,300,000	12/1/05	$ (24,646)
Agreement with JPMorgan Chase Bank, N.A dated
April 5, 2005 to receive/(pay) quarterly the notional
amount multiplied by Russell 2000 Total Return Index
and receive quarterly the notional amount multiplied
by the three month USD-LIBOR.	13,692,608	4/5/06	(554,183)
Agreement with Citibank, N.A. dated July 7, 2005
to receive at maturity the notional amount multi-
plied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and an accrual of 50 basis points
plus the beginning of the period nominal spread of
the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at matu-
rity the notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor.	5,575,000	1/1/06	(8,190)
Agreement with Citigroup Financial Products, Inc.
dated April 22, 2005 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an
accrual of 40 basis points plus the beginning of the
period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities
Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor.	4,936,000	11/1/05	3,451

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Citigroup Financial Products, Inc.
dated May 5, 2005 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an
accrual of 35 basis points plus the beginning of the
period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities
Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor.	$ 4,802,000	11/1/05	$72
Agreement with Lehman Brothers Special
Financing, Inc. dated January 25, 2005 to receive/
(pay) monthly the notional amount multiplied by
the return of the Lehman Brothers U.S. High Yield
Index and receive monthly the notional amount
multiplied by the one month USD-LIBOR-BBA
minus 40 basis points.	4,499,933	2/1/06	12,285
Agreement with Deutsche Bank AG dated
February 16, 2005 to receive/(pay) semi-annually
the notional amount multiplied by the positive
(negative) change in the S&P 500 Index six month
forward variance.	2,064,841	2/16/06	(201,026)
Agreement with Deutsche Bank AG dated May 3,
2005 to pay at maturity the notional amount multi-
plied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and an accrual of 35 basis points plus
the beginning of the period nominal spread of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index and receive at maturity the
notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.	2,468,000	11/1/05	39
Agreement with Goldman Sachs Capital Markets,
L.P. dated May 16, 2005 to receive/(pay) semi-
annually the notional amount multiplied by the
positive (negative) change in the S&P 500 Index six
month forward variance.	1,384,049	2/16/06	(356,196)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Deutsche Bank AG dated July 21,
2005 to receive/(pay) semi-annually the notional
amount multiplied by the positive (negative) change
in the S&P 500 Index six month forward variance.	$ 1,123,106	7/21/06	$ 17,603
Agreement with Deutsche Bank AG dated August 3,
2005 to receive at maturity the notional amount
multiplied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and an accrual of 15 basis points plus
the beginning of the period nominal spread of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index and pay at maturity the
notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.	5,575,000	1/1/06	22,662
Agreement with Bank of America, N.A. dated
May 18, 2005 to receive/(pay) semi-annually the
notional amount multiplied by the positive (nega-
tive) change in the S&P 500 Index six month
forward variance.	1,314,886	5/19/06	(319,422)
Agreement with JPMorgan Chase Bank, N.A. dated
August 17, 2005 to receive/(pay) quarterly the
notional amount multiplied by the return of the
Russell 1000 Total Return Growth Index and pay
quarterly the notional amount multiplied by the three
month USD-LIBOR adjusted by a specified spread.	13,089,734	2/21/06	33,802
Agreement with Deutsche Bank AG dated
September 8, 2005 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an
accrual of 25 basis points plus the beginning of the
period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities
Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor.	2,979,000	3/1/06	(3,730)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with JPMorgan Chase Bank, N.A. dated
August 17, 2005 to receive quarterly the notional
amount multiplied by the return of the S&P US 500
TR Index and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.	$13,089,712	2/21/06	$ (71,551)
Agreement with JPMorgan Chase Bank, N.A. dated
September 19, 2005 to pay quarterly the notional
amount multiplied by the return of the Russell 2000
Total Return Index and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR adjusted by a specified spread.	21,915,816	9/20/06	(44,430)
Agreement with Goldman Sachs Capital Markets,
L.P. dated September 8, 2005 to receive at matu-
rity the notional amount multiplied by the nominal
spread appreciation of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor and an
accrual of 30 basis points plus the beginning of the
period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities
Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor.	25,617,000	4/1/06	(10,170)
Agreement with Citibank, NA. dated September 8,
2005 to receive at maturity the notional amount
multiplied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and an accrual of 27 basis points plus
the beginning of the period nominal spread of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index and pay at maturity the
notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.	10,495,000	4/1/06	(13,162)
Agreement with Lehman Brothers Finance, S.A.
dated August 31, 2005 to receive/(pay) semi-
annually the notional amount multiplied by the
return of the Lehman Brothers US ABS Floating
Rate Index HEL Aggregate Component and pay
semi-annually the notional amount multiplied by
the six month USD-LIBOR-BBA adjusted by a
specified spread.	31,500,000	3/1/06	(4,331)

Total			$ (59,064)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
65 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ IG CDX Series 4 Index.	$ 724,000	$887
Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to receive
quarterly 70.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 4 Index 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index 10-15% tranche.	724,000	5,441
Agreement with Morgan Stanley Capital Services, Inc. on
September 13, 2005, maturing on June 20, 2012, to receive
quarterly 275 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index 3-7% tranche.	542,000	(11,746)
Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay
quarterly 55 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index.	1,470,000	2,218
Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to receive
quarterly 48 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
Series 4 Index 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index 7-10% tranche.	1,470,000	4,934

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on
September 29, 2005, maturing on June 20, 2012, to receive
quarterly 318 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index 3-7% tranche.	$ 525,000	$634
Agreement with Bank of America, N.A. on September 13, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the
market spread on day of execution and pay quarterly 90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ CDX IG HVOL Series 4 Index, the fund receives a payment of the proportional notional amount
times the difference between the par value and the then-market value of the reference entity within the DJ CDX IG HVOL
Series 4 Index.	1,084,000	4,509
Agreement with Bank of America, N.A. on July 26, 2005,
maturing on September 20, 2012, to receive quarterly 64 basis points times the notional amount. Upon a credit default event of
Waste Management, 7.375%, 8/1/10, the fund makes a payment
of the proportional notional amount times the difference between the par value and the then-market value of Waste Management,
7.375%, 8/1/10.	235,000	1,283
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay
quarterly 65 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the
DJ IG CDX 4 Index.	735,000	2,690
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive
quarterly 59 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX
4 Index, 10-15% tranche, the fund makes a payment of the
proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX 4 Index, 10-15% tranche.	735,000	(1,832)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to
receive/(pay) a premium based on the difference between the
original spread on issue and the market spread on day of execu-
tion and pay quarterly 70 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG
CDX 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value
and the then-market value of the reference entity within the
DJ IG CDX 5 Index.	$ 736,000	$ (1,001)
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to receive quarterly 57.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5
Index 10-15% tranche, the fund makes a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX 5 Index 10-15% tranche.	736,000	(121)
Agreement with Lehman Brothers Special Financing, Inc. on
September 29, 2005, maturing on June 20, 2010, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay
quarterly 90 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ CDX IG
HVOL Series 4 Index, the fund receives a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ CDX IG HVOL Series 4 Index.	1,574,000	(1,745)
Agreement with Deutsche Bank AG on August 8, 2005, maturing
on June 20, 2010, to receive/(pay) a premium based on the differ-
ence between the original spread on issue and the market spread on day of execution and to pay quarterly 40 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index.	1,409,000	(1,294)
Agreement with Deutsche Bank AG on July 14, 2005, maturing on
June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 4 Index.	1,052,000	(2,990)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Deutsche Bank AG on August 8, 2005, maturing
on June 20, 2010, to receive quarterly 44 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX 4 Index 7-10% tranche.	$1,409,000	$ 9,697
Agreement with Deutsche Bank AG on September 9, 2004,
maturing on September 20, 2014, to receive a quarterly payment of 0.58% times the notional amount. Upon a credit default event of any CVS senior note, the fund makes a payment of the
proportional notional amount times the difference between the
par value and the then-market value of any CVS senior note.	125,000	(434)
Agreement with Deutsche Bank AG on July 22, 2005, maturing on
September 20, 2010, to receive quarterly 41 basis points times the notional amount. Upon a credit default event of France
Telecomm, 7.75%, 3/1/11, the fund makes a payment of the
proportional notional amount times the difference between the par value and the then-market value of France Telecomm,
7.75%, 3/1/11.	400,000	954
Agreement with Deutsche Bank AG on July 14, 2005, maturing on
June 20, 2012, to receive quarterly 35.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ IG CDX Series 4 Index,
10-15% tranche.	701,000	6,280
Agreement with JPMorgan Chase Bank, N.A. on April 25, 2005,
maturing on June 20, 2010, to receive a quarterly payment of
3.70% times the notional amount. Upon a credit default event of Felcor Lodging L.P., 8 1/2, 2011, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of Felcor Lodging L.P.,
8 1/2, 2011.	80,000	2,391
Agreement with JPMorgan Chase Bank, N.A. on September 1,
2005, maturing on September 20, 2010, to pay quarterly 460
basis points times the notional amount. Upon a credit default event of General Motors Acceptance Corp., the fund receives a payment of the proportional notional amount times the difference between the par value and the then market value of General
Motors Acceptance Corp.	95,000	(1,804)
Agreement with Goldman Sachs Capital Markets, L.P. on August 18,
2005, maturing on June 20, 2010, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount. Upon a credit default event of a

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

reference entity within the CDX IG Series 4 Index, the fund
receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the CDX IG Series 4 Index.	$ 934,700	$174
Agreement with Goldman Sachs Capital Markets, L.P. on August 19,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a refer-
ence entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index.	677,000	(1,937)
Agreement with Goldman Sachs Capital Markets, L.P. on August 19,
2005, maturing on June 20, 2012, to receive quarterly 37.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index 10-15%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX Series 4
Index 10-15% tranche.	1,354,000	12,152
Agreement with Goldman Sachs Capital Markets, L.P. on August 4,
2005, maturing on September 20, 2010, to receive quarterly
49 basis points times the notional amount. Upon a credit default event of Goodyear 7 5/8s, 12/15/12, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of Goodyear
7 5/8s, 12/15/12.	195,000	403
Agreement with Goldman Sachs Capital Markets, L.P. on August 18,
2005, maturing on June 20, 2010, to receive quarterly 38.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, 7-10%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 4 Index, 7-10% tranche.	719,000	3,524
Agreement with Goldman Sachs International on September 2,
2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.461% and the fund
pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.	1,678,000	39,663

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)
Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturing on June 20, 2012, to receive/(pay) a premium
based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the DJ IG CDX Series 4 Index.	$1,425,000	$155
Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturing on June 20, 2012, to receive quarterly 62 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, 7-10%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 4 Index, 7-10% tranche.	1,425,000	15,635
Agreement with Lehman Brothers Special Financing, Inc. on
August 5, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quar-
terly 40 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series
4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 4 Index.	1,409,000	(885)
Agreement with Lehman Brothers Special Financing, Inc. on
August 5, 2005, maturing on June 20, 2010, to receive quarterly
43 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index,
7-10% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index, 7-10% tranche.	1,409,000	8,364
Agreement with Lehman Brothers Special Financing, Inc. on
July 14, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 36 basis points times the notional amount. Upon a
credit default event of any reference entity within the DJ IG CDX
Series 4 Index,10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index,10-15% tranche.	645,000	3,557

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
July 29, 2005, maturing on June 20, 2012, to receive quarterly
33.75 basis points times the notional amount. Upon a credit
default event of any reference entity within the DJ IG CDX Series
4 Index, 10-15% tranche, the fund makes a payment of the
proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index,10-15% tranche.	$1,410,000	$ 8,242
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to
receive/(pay) a premium based on the difference between the
original spread on issue and the market spread on day of execu-
tion and pay quarterly 70 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ IG
CDX 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX 5 Index.	140,000	340

Total		$108,338

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/05

Putnam Asset Allocation: Growth Portfolio

ASSETS
Investment in securities, at value, including $34,190,831
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,332,851,206)	$1,472,128,517
Affiliated issuers (identified cost $103,039,086) (Note 5)	103,039,086

Cash	2,467,738

Foreign currency (cost $6,337,689) (Note 1)	6,220,866

Dividends, interest and other receivables	4,824,592

Receivable for shares of the fund sold	3,936,029

Receivable for securities sold	4,147,392

Receivable for sales of delayed delivery securities (Note 1)	3,403,322

Unrealized appreciation on swap contracts (Note 1)	3,526,591

Receivable for closed swap contracts (Note 1)	40,439

Receivable for open forward currency contracts (Note 1)	5,706,579

Receivable for closed forward currency contracts (Note 1)	1,784,808

Total assets	1,611,225,959

LIABILITIES
Payable for variation margin (Note 1)	1,578,283

Payable for securities purchased	8,789,842

Payable for purchases of delayed delivery securities (Note 1)	17,321,342

Payable for shares of the fund repurchased	2,476,897

Payable for compensation of Manager (Notes 2 and 5)	2,253,955

Payable for investor servicing and custodian fees (Note 2)	621,493

Payable for Trustee compensation and expenses (Note 2)	137,312

Payable for administrative services (Note 2)	4,843

Payable for distribution fees (Note 2)	823,912

Payable for open forward currency contracts (Note 1)	4,588,748

Payable for closed forward currency contracts (Note 1)	3,574,710

Written options outstanding, at value (premiums received $265,311) (Note 1)	257,250

Unrealized depreciation on swap contracts (Note 1)	5,261,573

Payable for closed swap contracts (Note 1)	56

TBA sale commitments, at value (proceeds receivable $3,401,413) (Note 1)	3,392,214

Collateral on securities loaned, at value (Note 1)	35,256,241

Other accrued expenses	175,859

Total liabilities	86,514,530

Net assets	$1,524,711,429
(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,596,740,830

Undistributed net investment income (Note 1)	8,714,782

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(214,125,091)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	133,380,908

Total -- Representing net assets applicable to capital shares outstanding	$1,524,711,429

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($775,947,229 divided by 64,800,547 shares)	$11.97

Offering price per class A share
(100/94.75 of $11.97)*	$12.63

Net asset value and offering price per class B share
($315,198,875 divided by 26,869,058 shares)**	$11.73

Net asset value and offering price per class C share
($96,349,794 divided by 8,326,071 shares)**	$11.57

Net asset value and redemption price per class M share
($34,029,022 divided by 2,891,777 shares)	$11.77

Offering price per class M share
(100/96.75 of $11.77)*	$12.17

Net asset value, offering price and redemption price per class R share
($1,285,190 divided by 108,307 shares)	$11.87

Net asset value, offering price and redemption price per class Y share
($301,901,319 divided by 24,995,457 shares)	$12.08

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/05

Putnam Asset Allocation: Growth Portfolio

INVESTMENT INCOME
Dividends (net of foreign tax of $1,033,555)	$ 23,341,323

Interest (including interest income of $2,529,690
from investments in affiliated issuers) (Note 5)	11,786,370

Securities lending	328,186

Other income (Note 6)	134,884

Total investment income	35,590,763

EXPENSES
Compensation of Manager (Note 2)	8,689,495

Investor servicing fees (Note 2)	3,531,451

Custodian fees (Note 2)	1,355,380

Trustee compensation and expenses (Note 2)	57,694

Administrative services (Note 2)	46,688

Distribution fees -- Class A (Note 2)	1,634,292

Distribution fees -- Class B (Note 2)	2,956,469

Distribution fees -- Class C (Note 2)	839,876

Distribution fees -- Class M (Note 2)	242,034

Distribution fees -- Class R (Note 2)	3,316

Other	565,022

Non-recurring costs (Notes 2 and 6)	17,343

Costs assumed by Manager (Notes 2 and 6)	(17,343)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(249,367)

Total expenses	19,672,350

Expense reduction (Note 2)	(593,520)

Net expenses	19,078,830

Net investment income	16,511,933

Net realized gain on investments (Notes 1 and 3)	170,465,812

Net realized loss on swap contracts (Note 1)	(11,087,895)

Net realized gain on futures contracts (Note 1)	4,157,876

Net realized loss on foreign currency transactions (Note 1)	(4,025,522)

Net realized gain on written options (Notes 1 and 3)	7,084

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	2,246,694

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	56,177,844

Net gain on investments	217,941,893

Net increase in net assets resulting from operations	$234,453,826

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Growth Portfolio

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/05	9/30/04

Operations:
Net investment income	$ 16,511,933	$ 14,323,611

Net realized gain on investments
and foreign currency transactions	159,517,355	178,019,500

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	58,424,538	(13,979,269)

Net increase in net assets resulting from operations	234,453,826	178,363,842

Distributions to shareholders: (Note 1)

From net investment income

Class A	(6,876,361)	(12,050,010)

Class B	(1,497,241)	(3,271,287)

Class C	(384,276)	(985,450)

Class M	(226,410)	(496,228)

Class R	(1,829)	(73)

Class Y	(6,246,177)	(9,759,842)

Redemption fees (Note 1)	9,328	6,883

Decrease from capital share transactions (Notes 4 and 7)	(38,942,174)	(202,796,109)

Total increase (decrease) in net assets	180,288,686	(50,988,274)

NET ASSETS
Beginning of year	1,344,422,743	1,395,411,017

End of year (including undistributed net investment
income of $8,714,782 and $15,778,288, respectively)	$1,524,711,429	$1,344,422,743

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$10.26	$9.22	$7.69	$8.94	$14.47

Investment operations:
Net investment income (a)	.15(d,f )	.11(d)	.13	.17	.26

Net realized and unrealized
gain (loss) on investments	1.69	1.13	1.64	(1.12)	(2.97)

Total from investment operations	1.84	1.24	1.77	(.95)	(2.71)

Less distributions:
From net investment income	(.13)	(.20)	(.24)	(.30)	(.19)

From net realized gain
on investments	--	--	--	--	(2.63)

Total distributions	(.13)	(.20)	(.24)	(.30)	(2.82)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$11.97	$10.26	$9.22	$7.69	$8.94

Total return at
net asset value (%)(b)	18.02	13.51	23.41	(11.29)	(22.41)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$775,947	$547,168	$629,578	$573,390	$671,127

Ratio of expenses to
average net assets (%)(c)	1.25(d)	1.32(d)	1.35	1.30	1.25

Ratio of net investment income
to average net assets (%)	1.34(d,f )	1.12(d)	1.54	1.80	2.35

Portfolio turnover (%)(g)	111.90	120.17	126.07	82.18	98.60

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004, reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class A shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$10.06	$9.06	$7.54	$8.76	$14.21

Investment operations:
Net investment income (a)	.06(d,f )	.04(d)	.06	.10	.17

Net realized and unrealized
gain (loss) on investments	1.67	1.09	1.62	(1.11)	(2.92)

Total from investment operations	1.73	1.13	1.68	(1.01)	(2.75)

Less distributions:
From net investment income	(.06)	(.13)	(.16)	(.21)	(.07)

From net realized gain
on investments	--	--	--	--	(2.63)

Total distributions	(.06)	(.13)	(.16)	(.21)	(2.70)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$11.73	$10.06	$9.06	$7.54	$8.76

Total return at
net asset value (%)(b)	17.22	12.55	22.57	(11.99)	(23.04)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$315,199	$261,591	$236,650	$205,744	$297,887

Ratio of expenses to
average net assets (%)(c)	2.00(d)	2.07(d)	2.10	2.05	2.00

Ratio of net investment income
to average net assets (%)	.59(d,f )	.37(d)	.78	1.05	1.60

Portfolio turnover (%)(g)	111.90	120.17	126.07	82.18	98.60

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004, reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class B shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$9.92	$8.93	$7.44	$8.64	$14.08

Investment operations:
Net investment income (a)	.06(d,f )	.04(d)	.06	.09	.17

Net realized and unrealized
gain (loss) on investments	1.64	1.08	1.59	(1.07)	(2.89)

Total from investment operations	1.70	1.12	1.65	(.98)	(2.72)

Less distributions:
From net investment income	(.05)	(.13)	(.16)	(.22)	(.09)

From net realized gain
on investments	--	--	--	--	(2.63)

Total distributions	(.05)	(.13)	(.16)	(.22)	(2.72)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$11.57	$9.92	$8.93	$7.44	$8.64

Total return at
net asset value (%)(b)	17.21	12.57	22.47	(11.88)	(23.08)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$96,350	$73,936	$76,075	$67,431	$95,848

Ratio of expenses to
average net assets (%)(c)	2.00(d)	2.07(d)	2.10	2.05	2.00

Ratio of net investment income
to average net assets (%)	.59(d,f )	.37(d)	.78	1.05	1.60

Portfolio turnover (%)(g)	111.90	120.17	126.07	82.18	98.60

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004, reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class C shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$10.09	$9.07	$7.56	$8.78	$14.25

Investment operations:
Net investment income (a)	.09(d,f )	.06(d)	.08	.12	.20

Net realized and unrealized
gain (loss) on investments	1.67	1.11	1.61	(1.10)	(2.93)

Total from investment operations	1.76	1.17	1.69	(.98)	(2.73)

Less distributions:
From net investment income	(.08)	(.15)	(.18)	(.24)	(.11)

From net realized gain
on investments	--	--	--	--	(2.63)

Total distributions	(.08)	(.15)	(.18)	(.24)	(2.74)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$11.77	$10.09	$9.07	$7.56	$8.78

Total return at
net asset value (%)(b)	17.48	12.97	22.70	(11.65)	(22.84)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$34,029	$29,373	$32,490	$34,056	$48,911

Ratio of expenses to
average net assets (%)(c)	1.75(d)	1.82(d)	1.85	1.80	1.75

Ratio of net investment income
to average net assets (%)	.84(d,f )	.62(d)	1.02	1.30	1.85

Portfolio turnover (%)(g)	111.90	120.17	126.07	82.18	98.60

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004, reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class M shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Year ended	Year ended	Period
	9/30/05	9/30/04	1/21/03†-9/30/03

Net asset value,
beginning of period	$10.21	$9.21	$8.08

Investment operations:
Net investment income (a)	.12(d,f )	.09(d)	.07

Net realized and unrealized
gain on investments	1.68	1.11	1.06

Total from investment operations	1.80	1.20	1.13

Less distributions:
From net investment income	(.14)	(.20)	--

Total distributions	(.14)	(.20)	--

Redemption fees	--(e)	--(e)	--

Net asset value,
end of period	$11.87	$10.21	$9.21

Total return at
net asset value (%)(b)	17.80	13.15	13.99*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,285	$32	$1

Ratio of expenses to
average net assets (%)(c)	1.50(d)	1.57(d)	1.11*

Ratio of net investment income
to average net assets (%)	1.10(d,f )	.87(d)	.89*

Portfolio turnover (%)(g)	111.90	120.17	126.07

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004, reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class R shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class R shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$10.35	$9.30	$7.76	$9.01	$14.58

Investment operations:
Net investment income (a)	.18(d,f )	.14(d)	.15	.19	.29

Net realized and unrealized
gain (loss) on investments	1.70	1.13	1.65	(1.12)	(3.01)

Total from investment operations	1.88	1.27	1.80	(.93)	(2.72)

Less distributions:
From net investment income	(.15)	(.22)	(.26)	(.32)	(.22)

From net realized gain
on investments	--	--	--	--	(2.63)

Total distributions	(.15)	(.22)	(.26)	(.32)	(2.85)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$12.08	$10.35	$9.30	$7.76	$9.01

Total return at
net asset value (%)(b)	18.35	13.79	23.70	(10.97)	(22.30)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$301,901	$432,322	$420,617	$416,532	$465,661

Ratio of expenses to
average net assets (%)(c)	1.00(d)	1.07(d)	1.10	1.05	1.00

Ratio of net investment income
to average net assets (%)	1.58(d,f )	1.37(d)	1.79	2.05	2.61

Portfolio turnover (%)(g)	111.90	120.17	126.07	82.18	98.60

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004, reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class Y shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class Y shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/05

Putnam Asset Allocation: Balanced Portfolio

ASSETS
Investment in securities, at value, including $65,677,380
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,707,818,385)	$1,819,552,152
Affiliated issuers (identified cost $203,486,952) (Note 5)	203,486,952

Foreign currency (cost $8,571,123) (Note 1)	8,493,872

Dividends, interest and other receivables	6,574,257

Receivable for shares of the fund sold	4,493,947

Receivable for securities sold	2,245,236

Receivable for sales of delayed delivery securities (Note 1)	9,979,804

Unrealized appreciation on swap contracts (Note 1)	6,446,363

Receivable for open forward currency contracts (Note 1)	6,603,367

Receivable for closed forward currency contracts (Note 1)	2,522,959

Premium paid on credit default contracts (Note 1)	78,644

Total assets	2,070,477,553

LIABILITIES
Payable to subcustodian (Note 2)	17,362

Payable for variation margin (Note 1)	2,132,880

Payable for securities purchased	7,816,899

Payable for purchases of delayed delivery securities (Note 1)	44,567,128

Payable for shares of the fund repurchased	3,527,945

Payable for compensation of Manager (Notes 2 and 5)	2,754,794

Payable for investor servicing and custodian fees (Note 2)	513,868

Payable for Trustee compensation and expenses (Note 2)	161,028

Payable for administrative services (Note 2)	5,658

Payable for distribution fees (Note 2)	1,051,627

Payable for open forward currency contracts (Note 1)	5,473,677

Payable for closed forward currency contracts (Note 1)	4,797,947

Written options outstanding, at value (premiums received $1,533,707) (Note 1)	1,486,505

Unrealized depreciation on swap contracts (Note 1)	10,127,193

Payable for closed swap contracts (Note 1)	51,167

Premium received on credit default contracts (Note 1)	3,745

TBA sale commitments, at value (proceeds receivable $9,960,294) (Note 1)	9,918,348

Collateral on securities loaned, at value (Note 1)	67,720,803

Other accrued expenses	124,328

Total liabilities	162,252,902

Net assets	$1,908,224,651
(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,014,578,880

Undistributed net investment income (Note 1)	11,005,976

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(219,852,617)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	102,492,412

Total -- Representing net assets applicable to capital shares outstanding	$1,908,224,651

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,077,902,695 divided by 97,617,515 shares)	$11.04

Offering price per class A share
(100/94.75 of $11.04)*	$11.65

Net asset value and offering price per class B share
($340,442,377 divided by 31,050,987 shares)**	$10.96

Net asset value and offering price per class C share
($101,609,696 divided by 9,347,343 shares)**	$10.87

Net asset value and redemption price per class M share
($32,604,710 divided by 2,958,145 shares)	$11.02

Offering price per class M share
(100/96.75 of $11.02)*	$11.39

Net asset value, offering price and redemption price per class R share
($1,210,441 divided by 110,153 shares)	$10.99

Net asset value, offering price and redemption price per class Y share
($354,454,732 divided by 32,055,163 shares)	$11.06

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/05

Putnam Asset Allocation: Balanced Portfolio

INVESTMENT INCOME
Interest (including interest income of $6,189,136
from investments in affiliated issuers) (Note 5)	$ 30,035,307

Dividends (net of foreign tax of $651,867)	22,134,071

Securities lending	520,050

Other income (Note 6)	178,452

Total investment income	52,867,880

EXPENSES
Compensation of Manager (Note 2)	11,152,180

Investor servicing fees (Note 2)	4,224,666

Custodian fees (Note 2)	892,810

Trustee compensation and expenses (Note 2)	68,707

Administrative services (Note 2)	52,218

Distribution fees -- Class A (Note 2)	2,508,955

Distribution fees -- Class B (Note 2)	3,415,237

Distribution fees -- Class C (Note 2)	922,186

Distribution fees -- Class M (Note 2)	240,062

Distribution fees -- Class R (Note 2)	3,450

Other	405,685

Non-recurring costs (Notes 2 and 6)	22,581

Costs assumed by Manager (Notes 2 and 6)	(22,581)

Fees waived and reimbursed by Manager (Note 5)	(373,650)

Total expenses	23,512,506

Expense reduction (Note 2)	(583,621)

Net expenses	22,928,885

Net investment income	29,938,995

Net realized gain on investments (Notes 1 and 3)	136,046,873

Net realized loss on swap contracts (Note 1)	(7,645,111)

Net realized gain on futures contracts (Note 1)	5,943,999

Net realized loss on foreign currency transactions (Note 1)	(3,159,639)

Net realized gain on written options (Notes 1 and 3)	58,381

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	2,294,046

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	53,539,108

Net gain on investments	187,077,657

Net increase in net assets resulting from operations	$217,016,652

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Balanced Portfolio

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/05	9/30/04

Operations:
Net investment income	$ 29,938,995	$ 25,588,775

Net realized gain on investments
and foreign currency transactions	131,244,503	265,021,517

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	55,833,154	(86,468,060)

Net increase in net assets resulting from operations	217,016,652	204,142,232

Distributions to shareholders: (Note 1)

From net investment income

Class A	(12,126,628)	(26,319,713)

Class B	(1,553,424)	(5,508,309)

Class C	(461,547)	(1,461,908)

Class M	(224,895)	(706,864)

Class R	(7,093)	(139)

Class Y	(5,889,099)	(14,838,105)

Redemption fees (Note 1)	10,714	2,202

Decrease from capital share transactions (Notes 4 and 7)	(81,392,266)	(522,502,776)

Total increase (decrease) in net assets	115,372,414	(367,193,380)

NET ASSETS
Beginning of year	1,792,852,237	2,160,045,617

End of year (including undistributed net investment
income of $11,005,976 and distributions in excess
of net investment income of $74,153, respectively)	$1,908,224,651	$1,792,852,237

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$9.94	$9.26	$8.10	$9.20	$12.99

Investment operations:
Net investment income (a)	.18(d,f )	.13(d)	.14	.18	.26

Net realized and unrealized
gain (loss) on investments	1.05	.79	1.25	(.98)	(2.23)

Total from investment operations	1.23	.92	1.39	(.80)	(1.97)

Less distributions:
From net investment income	(.13)	(.24)	(.23)	(.30)	(.38)

From net realized gain
on investments	--	--	--	--	(1.44)

Total distributions	(.13)	(.24)	(.23)	(.30)	(1.82)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$11.04	$9.94	$9.26	$8.10	$9.20

Total return at
net asset value (%)(b)	12.40	10.05	17.40	(9.20)	(17.11)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,077,903	$911,128	$1,156,736	$1,073,716	$1,237,229

Ratio of expenses to
average net assets (%)(c)	1.12(d)	1.21(d)	1.20	1.15	1.11

Ratio of net investment income
to average net assets (%)	1.72(d,f )	1.36(d)	1.62	1.96	2.39

Portfolio turnover (%)(g)	144.41	159.30	145.04	108.47	131.05

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class A shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class A shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$9.87	$9.20	$8.05	$9.14	$12.92

Investment operations:
Net investment income (a)	.10(d,f )	.06(d)	.08	.11	.18

Net realized and unrealized
gain (loss) on investments	1.04	.78	1.23	(.98)	(2.23)

Total from investment operations	1.14	.84	1.31	(.87)	(2.05)

Less distributions:
From net investment income	(.05)	(.17)	(.16)	(.22)	(.29)

From net realized gain
on investments	--	--	--	--	(1.44)

Total distributions	(.05)	(.17)	(.16)	(.22)	(1.73)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$10.96	$9.87	$9.20	$8.05	$9.14

Total return at
net asset value (%)(b)	11.54	9.20	16.52	(9.86)	(17.78)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$340,442	$327,229	$310,616	$268,219	$381,633

Ratio of expenses to
average net assets (%)(c )	1.87(d)	1.96(d)	1.95	1.90	1.86

Ratio of net investment income
to average net assets (%)	.97(d,f )	.61(d)	.87	1.21	1.64

Portfolio turnover (%)(g)	144.41	159.30	145.04	108.47	131.05

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class B shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class B shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$9.79	$9.13	$7.99	$9.08	$12.83

Investment operations:
Net investment income (a)	.10(d,f )	.06(d)	.07	.11	.17

Net realized and unrealized
gain (loss) on investments	1.03	.77	1.23	(.97)	(2.19)

Total from investment operations	1.13	.83	1.30	(.86)	(2.02)

Less distributions:
From net investment income	(.05)	(.17)	(.16)	(.23)	(.29)

From net realized gain
on investments	--	--	--	--	(1.44)

Total distributions	(.05)	(.17)	(.16)	(.23)	(1.73)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$10.87	$9.79	$9.13	$7.99	$9.08

Total return at
net asset value (%)(b)	11.58	9.15	16.52	(9.90)	(17.65)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$101,610	$83,403	$87,992	$87,252	$119,926

Ratio of expenses to
average net assets (%)(c)	1.87(d)	1.96(d)	1.95	1.90	1.86

Ratio of net investment income
to average net assets (%)	.97(d,f )	.61(d)	.87	1.21	1.64

Portfolio turnover (%)(g)	144.41	159.30	145.04	108.47	131.05

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class C shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class C shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$9.92	$9.24	$8.08	$9.18	$12.97

Investment operations:
Net investment income (a)	.13(d,f )	.08(d)	.09	.14	.20

Net realized and unrealized
gain (loss) on investments	1.05	.79	1.25	(.99)	(2.23)

Total from investment operations	1.18	.87	1.34	(.85)	(2.03)

Less distributions:
From net investment income	(.08)	(.19)	(.18)	(.25)	(.32)

From net realized gain
on investments	--	--	--	--	(1.44)

Total distributions	(.08)	(.19)	(.18)	(.25)	(1.76)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$11.02	$9.92	$9.24	$8.08	$9.18

Total return at
net asset value (%)(b)	11.87	9.49	16.85	(9.68)	(17.57)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$32,605	$31,184	$39,902	$42,753	$55,313

Ratio of expenses to
average net assets (%)(c)	1.62(d)	1.71(d)	1.70	1.65	1.61

Ratio of net investment income
to average net assets (%)	1.22(d,f )	.86(d)	1.11	1.46	1.89

Portfolio turnover (%)(g)	144.41	159.30	145.04	108.47	131.05

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class M shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class M shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS R

	PER-SHARE OPERATING PERFORMANCE

		Year ended	Year ended	Period
		9/30/05	9/30/04	1/21/03†-9/30/03

	Net asset value,
	beginning of period	$9.91	$9.25	$8.50

	Investment operations:
	Net investment income (a)	.16(d,f )	.12(d)	.08

	Net realized and unrealized
	gain on investments	1.03	.77	.76

	Total from investment operations	1.19	.89	.84

	Less distributions:
	From net investment income	(.11)	(.23)	(.09)

	Total distributions	(.11)	(.23)	(.09)

	Redemption fees	--(e)	--(e)	--

	Net asset value,
	end of period	$10.99	$9.91	$9.25

	Total return at
	net asset value (%)(b)	12.06	9.73	10.00*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$1,210	$44	$1

	Ratio of expenses to
	average net assets (%)(c)	1.37(d)	1.46(d)	1.00*

	Ratio of net investment income
	to average net assets (%)	1.49(d,f )	1.11(d)	.95*

	Portfolio turnover (%)(g)	144.41	159.30	145.04

†	Commencement of operations.
*	Not annualized.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class R shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class R shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$9.95	$9.27	$8.11	$9.21	$13.00

Investment operations:
Net investment income (a)	.21(d,f )	.16(d)	.16	.21	.29

Net realized and unrealized
gain (loss) on investments	1.06	.79	1.25	(.99)	(2.24)

Total from investment operations	1.27	.95	1.41	(.78)	(1.95)

Less distributions:
From net investment income	(.16)	(.27)	(.25)	(.32)	(.40)

From net realized gain
on investments	--	--	--	--	(1.44)

Total distributions	(.16)	(.27)	(.25)	(.32)	(1.84)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$11.06	$9.95	$9.27	$8.11	$9.21

Total return at
net asset value (%)(b)	12.77	10.32	17.67	(8.96)	(16.89)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$354,455	$439,865	$564,799	$641,329	$655,163

Ratio of expenses to
average net assets (%)(c)	.87(d)	.96(d)	.95	.90	.86

Ratio of net investment income
to average net assets (%)	1.97(d,f )	1.61(d)	1.87	2.21	2.64

Portfolio turnover (%)(g)	144.41	159.30	145.04	108.47	131.05

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class Y shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class Y shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/05

Putnam Asset Allocation: Conservative Portfolio

ASSETS
Investment in securities, at value, including $13,352,288
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $734,054,889)	$ 770,609,203
Affiliated issuers (identified cost $206,786,115) (Note 5)	206,786,115

Cash	616,449

Foreign currency (cost $6,072,363) (Note 1)	6,020,990

Dividends, interest and other receivables	4,096,638

Receivable for shares of the fund sold	1,511,342

Receivable for securities sold	613,393

Receivable for sales of delayed delivery securities (Note 1)	12,899,226

Unrealized appreciation on swap contracts (Note 1)	4,917,679

Receivable for closed swap contracts (Note 1)	22,711

Receivable for open forward currency contracts (Note 1)	1,737,996

Receivable for closed forward currency contracts (Note 1)	629,284

Premium paid on credit default contracts (Note 1)	78,677

Total assets	1,010,539,703

LIABILITIES
Payable for variation margin (Note 1)	765,910

Payable for securities purchased	6,149,653

Payable for purchases of delayed delivery securities (Note 1)	47,524,771

Payable for shares of the fund repurchased	1,912,083

Payable for compensation of Manager (Notes 2 and 5)	1,426,705

Payable for investor servicing and custodian fees (Note 2)	264,094

Payable for Trustee compensation and expenses (Note 2)	74,910

Payable for administrative services (Note 2)	3,892

Payable for distribution fees (Note 2)	366,510

Payable for open forward currency contracts (Note 1)	1,323,123

Payable for closed forward currency contracts (Note 1)	1,154,359

Written options outstanding, at value (premiums received $1,228,318) (Note 1)	1,191,000

Unrealized depreciation on swap contracts (Note 1)	3,749,536

Payable for closed swap contracts (Note 1)	28

Premium received on credit default contracts (Note 1)	3,616

TBA sale commitments, at value (proceeds receivable $12,873,596) (Note 1)	12,820,839

Collateral on securities loaned, at value (Note 1)	13,707,662

Other accrued expenses	54,333

Total liabilities	92,493,024

Net assets	$ 918,046,679
(Continued on next page)

Statement of assets and liabilities (Continued)

Putnam Asset Allocation: Conservative Portfolio

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$946,912,204

Undistributed net investment income (Note 1)	10,776,800

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(74,884,022)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	35,241,697

Total -- Representing net assets applicable to capital shares outstanding	$918,046,679

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($378,615,887 divided by 40,583,079 shares)	$9.33

Offering price per class A share
(100/94.75 of $9.33)*	$9.85

Net asset value and offering price per class B share
($109,941,323 divided by 11,882,286 shares)**	$9.25

Net asset value and offering price per class C share
($38,901,071 divided by 4,212,125 shares)**	$9.24

Net asset value and redemption price per class M share
($12,913,407 divided by 1,396,368 shares)	$9.25

Offering price per class M share
(100/96.75 of $9.25)*	$9.56

Net asset value, offering price and redemption price per class R share
($427,903 divided by 45,600 shares)	$9.38

Net asset value, offering price and redemption price per class Y share
($377,247,088 divided by 40,510,122 shares)	$9.31

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/05

Putnam Asset Allocation: Conservative Portfolio

INVESTMENT INCOME
Interest (including interest income of $5,085,777
from investments in affiliated issuers) (Note 5)	$24,918,994

Dividends (net of foreign tax of $147,903)	5,805,690

Securities lending	174,472

Other income (Note 6)	37,359

Total investment income	30,936,515

EXPENSES
Compensation of Manager (Note 2)	5,822,468

Investor servicing fees (Note 2)	2,448,148

Custodian fees (Note 2)	562,154

Trustee compensation and expenses (Note 2)	40,332

Administrative services (Note 2)	33,088

Distribution fees -- Class A (Note 2)	1,173,657

Distribution fees -- Class B (Note 2)	1,158,596

Distribution fees -- Class C (Note 2)	365,856

Distribution fees -- Class M (Note 2)	95,315

Distribution fees -- Class R (Note 2)	1,193

Other	262,898

Non-recurring costs (Notes 2 and 6)	10,750

Costs assumed by Manager (Notes 2 and 6)	(10,750)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(733,210)

Total expenses	11,230,495

Expense reduction (Note 2)	(219,228)

Net expenses	11,011,267

Net investment income	19,925,248

Net realized gain on investments (Notes 1 and 3)	24,266,008

Net realized gain on swap contracts (Note 1)	1,127,361

Net realized gain on futures contracts (Note 1)	6,305,298

Net realized loss on foreign currency transactions (Note 1)	(57,300)

Net realized gain on written options (Notes 1 and 3)	32,821

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	260,333

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	14,064,043

Net gain on investments	45,998,564

Net increase in net assets resulting from operations	$65,923,812

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Conservative Portfolio

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/05	9/30/04

Operations:
Net investment income	$ 19,925,248	$ 14,687,430

Net realized gain on investments
and foreign currency transactions	31,674,188	70,844,573

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	14,324,376	(26,294,009)

Net increase in net assets resulting from operations	65,923,812	59,237,994

Distributions to shareholders: (Note 1)

From net investment income

Class A	(10,513,251)	(24,404,848)

Class B	(1,742,362)	(3,693,659)

Class C	(552,460)	(1,117,609)

Class M	(221,275)	(461,263)

Class R	(4,600)	(629)

Class Y	(6,226,155)	(5,728,234)

Redemption fees (Note 1)	7,675	3,369

Increase (decrease) from capital share transactions
(Notes 4 and 7)	22,162,499	(207,553,746)

Total increase (decrease) in net assets	68,833,883	(183,718,625)

NET ASSETS
Beginning of year	849,212,796	1,032,931,421

End of year (including undistributed net investment
income of $10,776,800 and $1,271,339, respectively)	$918,046,679	$ 849,212,796

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$8.84	$8.65	$7.94	$8.71	$10.45

Investment operations:
Net investment income (a)	.21(d,f )	.15(d)	.21	.34	.49

Net realized and unrealized
gain (loss) on investments	.48	.37	.93	(.57)	(.95)

Total from investment operations	.69	.52	1.14	(.23)	(.46)

Less distributions:
From net investment income	(.20)	(.33)	(.43)	(.54)	(.62)

From net realized gain
on investments	--	--	--	--	(.66)

Total distributions	(.20)	(.33)	(.43)	(.54)	(1.28)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$9.33	$8.84	$8.65	$7.94	$8.71

Total return at
net asset value (%)(b)	7.92	6.11	14.88	(2.97)	(4.84)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$378,616	$590,441	$680,678	$558,847	$578,416

Ratio of expenses to
average net assets (%)(c)	1.20(d)	1.39(d)	1.39	1.33	1.29

Ratio of net investment income
to average net assets (%)	2.28(d,f )	1.66(d)	2.55	3.99	5.13

Portfolio turnover (%)(g)	209.05	258.72	200.28	144.07	180.29

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.08% and 0.01%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class A shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$8.78	$8.60	$7.89	$8.68	$10.42

Investment operations:
Net investment income (a)	.14(d,f )	.08(d)	.15	.28	.41

Net realized and unrealized
gain (loss) on investments	.47	.37	.93	(.59)	(.94)

Total from investment operations	.61	.45	1.08	(.31)	(.53)

Less distributions:
From net investment income	(.14)	(.27)	(.37)	(.48)	(.55)

From net realized gain
on investments	--	--	--	--	(.66)

Total distributions	(.14)	(.27)	(.37)	(.48)	(1.21)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$9.25	$8.78	$8.60	$7.89	$8.68

Total return at
net asset value (%)(b)	6.94	5.23	14.14	(3.94)	(5.60)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$109,941	$120,168	$127,586	$109,186	$129,598

Ratio of expenses to
average net assets (%)(c)	1.95(d)	2.14(d)	2.14	2.08	2.04

Ratio of net investment income
to average net assets (%)	1.56(d,f )	.92(d)	1.80	3.26	4.41

Portfolio turnover (%)(g)	209.05	258.72	200.28	144.07	180.29

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.08% and 0.01%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class B shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$8.76	$8.58	$7.88	$8.66	$10.39

Investment operations:
Net investment income (a)	.14(d,f )	.08(d)	.15	.28	.41

Net realized and unrealized
gain (loss) on investments	.48	.37	.92	(.58)	(.93)

Total from investment operations	.62	.45	1.07	(.30)	(.52)

Less distributions:
From net investment income	(.14)	(.27)	(.37)	(.48)	(.55)

From net realized gain
on investments	--	--	--	--	(.66)

Total distributions	(.14)	(.27)	(.37)	(.48)	(1.21)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$9.24	$8.76	$8.58	$7.88	$8.66

Total return at
net asset value (%)(b)	7.08	5.24	13.99	(3.84)	(5.51)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$38,901	$35,850	$38,868	$36,330	$41,854

Ratio of expenses to
average net assets (%)(c)	1.95(d)	2.14(d)	2.14	2.08	2.04

Ratio of net investment income
to average net assets (%)	1.56(d,f )	.92(d)	1.81	3.26	4.41

Portfolio turnover (%)(g)	209.05	258.72	200.28	144.07	180.29

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.08% and 0.01%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class C shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$8.77	$8.59	$7.90	$8.68	$10.42

Investment operations:
Net investment income (a)	.16(d,f )	.10(d)	.16	.30	.44

Net realized and unrealized
gain (loss) on investments	.48	.37	.92	(.58)	(.95)

Total from investment operations	.64	.47	1.08	(.28)	(.51)

Less distributions:
From net investment income	(.16)	(.29)	(.39)	(.50)	(.57)

From net realized gain
on investments	--	--	--	--	(.66)

Total distributions	(.16)	(.29)	(.39)	(.50)	(1.23)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$9.25	$8.77	$8.59	$7.90	$8.68

Total return at
net asset value (%)(b)	7.32	5.51	14.10	(3.59)	(5.34)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$12,913	$12,728	$16,114	$19,109	$21,265

Ratio of expenses to
average net assets (%)(c)	1.70(d)	1.89(d)	1.89	1.83	1.79

Ratio of net investment income
to average net assets (%)	1.81(d,f )	1.17(d)	2.09	3.50	4.66

Portfolio turnover (%)(g)	209.05	258.72	200.28	144.07	180.29

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.08% and 0.01%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class M shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

CLASS R

	PER-SHARE OPERATING PERFORMANCE

		Year ended	Year ended	Period
		9/30/05	9/30/04	1/21/03†-9/30/03

Net asset value,
beginning of period		$8.86	$8.65	$8.01

Investment operations:
Net investment income (a)		.19(d,f )	.13(d)	.13

Net realized and unrealized
gain on investments		.51	.39	.66

Total from investment operations		.70	.52	.79

Less distributions:
From net investment income		(.18)	(.31)	(.15)

Total distributions		(.18)	(.31)	(.15)

Redemption fees		--(e)	--(e)	--

Net asset value,
end of period		$9.38	$8.86	$8.65

Total return at
net asset value (%)(b)		7.98	6.10	9.91*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)		$428	$102	$1

Ratio of expenses to
average net assets (%)(c)		1.45(d)	1.64(d)	1.13*

Ratio of net investment income
to average net assets (%)		2.10(d,f )	1.41(d)	1.60*

Portfolio turnover (%)(g)		209.05	258.72	200.28
† Commencement of operations.
* Not annualized.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.08% and 0.01%, respectively, of average net assets for class R shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class R shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$8.83	$8.64	$7.94	$8.73	$10.47

Investment operations:
Net investment income (a)	.24(d,f )	.17(d)	.23	.37	.51

Net realized and unrealized
gain (loss) on investments	.47	.38	.92	(.59)	(.95)

Total from investment operations	.71	.55	1.15	(.22)	(.44)

Less distributions:
From net investment income	(.23)	(.36)	(.45)	(.57)	(.64)

From net realized gain
on investments	--	--	--	--	(.66)

Total distributions	(.23)	(.36)	(.45)	(.57)	(1.30)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$9.31	$8.83	$8.64	$7.94	$8.73

Total return at
net asset value (%)(b)	8.11	6.40	15.08	(2.93)	(4.59)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$377,247	$89,925	$169,684	$189,105	$213,026

Ratio of expenses to
average net assets (%)(c)	.95(d)	1.14(d)	1.14	1.08	1.04

Ratio of net investment income
to average net assets (%)	2.62(d,f )	1.87(d)	2.83	4.25	5.41

Portfolio turnover (%)(g)	209.05	258.72	200.28	144.07	180.29

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.08% and 0.01%, respectively, of average net assets for class Y shares (Notes 2 and 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class Y shares (Note 6).

(g)	Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/05

Note 1: Significant accounting policies

Putnam Asset Allocation Funds (the “trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the “funds”), each of which is represented by a separate series of shares of beneficial interest. The trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively.

The funds each offer class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the funds. However, the funds expect the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the funds’ manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the funds and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the funds are informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped mortgage-backed securities Each fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts Each fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds’ portfolios.

H) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. Each fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds’ portfolios.

I) Total return swap contracts Each fund may enter into total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss.

Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds’ portfolios.

J) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds’ exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds’ portfolios.

K) Credit default contracts Each fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the funds’ portfolios.

L) TBA purchase commitments Each fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the funds’ portfolios.

N) Dollar rolls To enhance returns, each fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending Each fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At September 30, 2005, the value of securities loaned amounted to $34,190,831, $65,677,380 and $13,352,288 for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively. The funds received cash collateral of $35,256,241, $67,720,803 and $13,707,662 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), which is pooled with collateral of other Putnam funds into 22 issues (for Growth Portfolio and Balanced Portfolio) and 20 issues (for Conservative Portfolio) of high-grade, short-term investments.

P) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2005, the funds had capital loss carryovers of $210,068,435, $217,454,264 and $75,174,515 for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryovers and the expiration dates are:

Growth Portfolio

Loss Carryover	Expiration
$ 12,776,970	September 30, 2010

197,291,465	September 30, 2011

Balanced Portfolio

Loss Carryover	Expiration
$217,454,264	September 30, 2011

Conservative Portfolio

Loss Carryover	Expiration
$ 75,174,515	September 30, 2011

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, defaulted bond interest (for Growth and Conservative Portfolios), both realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, realized gains and losses on passive foreign investment companies (for Growth and Balanced Portfolios), unrealized gains and losses on passive foreign investment companies, straddle loss deferrals (for Balanced Portfolio) and income on swap contracts. Reclassifications are made to the funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2005, reclassifications were as follows:

Undistributed Net Investment Income
Growth Portfolio	$(8,343,145)

Balanced Portfolio	1,403,820

Conservative Portfolio	8,840,316

Accumulated Net Realized Gains and Losses
Growth Portfolio	$ 8,295,972

Balanced Portfolio	(1,245,580)

Conservative Portfolio	(8,854,791)

Paid-in Capital
Growth Portfolio	$ 47,173

Balanced Portfolio	(158,240)

Conservative Portfolio	14,475

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Growth Portfolio
Unrealized appreciation	$ 191,106,996
Unrealized depreciation	(57,349,410)
----------------------------
Net unrealized appreciation	133,757,586
Undistributed ordinary income	8,449,578
Capital loss carryforward	(210,068,435)
Cost for federal income
tax purposes	$1,441,410,017

Balanced Portfolio
Unrealized appreciation	$ 177,342,408
Unrealized depreciation	(70,189,828)
----------------------------
Net unrealized appreciation	107,152,580
Undistributed ordinary income	6,964,111
Capital loss carryforward	(217,454,264)
Cost for federal income
tax purposes	$1,915,886,524

Conservative Portfolio
Unrealized appreciation	$ 52,838,905
Unrealized depreciation	(17,399,287)
----------------------------
Net unrealized appreciation	35,439,618
Undistributed ordinary income	10,589,374
Capital loss carryforward	(75,174,515)
Cost for federal income
tax purposes	$ 941,955,700

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of each fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of each fund through September 30, 2006, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the year ended September 30, 2005, Putnam Management waived $100,235 and $429,634 (for Growth Portfolio and Conservative Portfolio, respectively) of its management fee from the funds. For the year ended September 30, 2005, Putnam Management did not waive any of its management fee from Balanced Portfolio.

For the year ended September 30, 2005, Putnam Management has assumed $17,343, $22,581 and $10,750 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of legal, shareholder servicing and communication, audit and Trustee fees incurred by the funds in connection with certain legal and regulatory matters (including those described in Note 6).

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds’ assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on each fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the funds. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in each fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2005, the funds paid PFTC $4,883,521, $5,113,827 and $3,009,053 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2005, the payable to the subcustodian bank (Balanced Portfolio) represents the amount due for cash advanced for the settlement of a security purchased.

The funds have entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the funds’ expenses. The funds also reduced expenses through brokerage service arrangements. For the year ended September 30, 2005, the funds’ expenses were reduced by $593,520, $583,621 and $219,228 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under these arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $457, $541 and $375 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The funds have adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The funds have adopted an unfunded noncontrib-utory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the funds who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the funds is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The

Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2005, Putnam Retail Management, acting as underwriter, received the following:

	Class A	Class M
	Net	Net
	Commissions	Commissions

Growth Portfolio	$225,672	$ 6,112

Balanced Portfolio	286,737	7,293

Conservative Portfolio	91,852	1,899

	Class B	Class C
	Contingent	Contingent
	deferred	deferred
	sales charge	sales charge

Growth Portfolio	$358,774	$10,344

Balanced Portfolio	474,371	7,734

Conservative Portfolio	153,264	5,571

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2005, Putnam
Retail Management, acting as underwriter, received the following:

	Class A	Class M
	Deferred	Deferred
	sales charge	sales charge

Growth Portfolio	$2,200	$--

Balanced Portfolio	1,751	--

Conservative Portfolio	7,408	--

Note 3: Purchases and sales of securities

During the year ended September 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

U.S. Government Securities

	Purchases	Sales
Growth Portfolio	$13,398,589	$11,506,255

Balanced Portfolio	4,644,985	11,317,599

Conservative
Portfolio	3,690,297	1,173,988

Other Securities

	Purchases	Sales
Growth Portfolio	$1,423,842,661	$1,497,291,238

Balanced Portfolio	2,314,799,020	2,318,217,034

Conservative
Portfolio	1,410,158,946	1,330,597,184

Written option transactions during the year are
summarized as follows:

	Contract	Premiums
Growth Portfolio	Amounts	Received

Written options
outstanding at
beginning of year	--	$--

Options opened	13,020,000	504,934
Options exercised	--	--
Options expired	--	--
Options closed	(6,160,000)	(239,623)

Written options
outstanding at
end of year	6,860,000	$ 265,311

	Contract	Premiums
Balanced Portfolio	Amounts	Received

Written options
outstanding at
beginning of year	--	$--

Options opened	75,744,730	2,935,987
Options exercised	--	--
Options expired	(453,970)	(17,440)
Options closed	(35,600,000)	(1,384,840)

Written options
outstanding at
end of year	39,690,760	$ 1,533,707

	Contract	Premiums

Conservative Portfolio Amounts		Received
Written options
outstanding at
beginning of year	--	$--

Options opened	60,300,000	2,338,524
Options exercised	--	--
Options expired	--	--
Options closed	(28,540,000)	(1,110,206)

Written options
outstanding at
end of year	31,760,000	$1,228,318

Note 4: Capital shares

At September 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Growth Portfolio

CLASS A	Shares	Amount
Year ended 9/30/05:
Shares sold	29,378,259	$329,523,089

Shares issued in
connection with
reinvestment
of distributions	624,622	6,733,429

Shares
repurchased	(18,537,434)	(207,525,565)

Net increase	11,465,447	$128,730,953

Year ended 9/30/04:
Shares sold	17,731,174	$178,789,402

Shares issued in
connection with
reinvestment
of distributions	1,215,457	11,850,647

Shares
repurchased	(33,863,959)	(339,727,295)

Net decrease	(14,917,328)	$(149,087,246)

CLASS B	Shares	Amount
Year ended 9/30/05:
Shares sold	9,174,709	$100,780,084

Shares issued in
connection with
reinvestment
of distributions	135,593	1,439,997

Shares
repurchased	(8,437,635)	(93,216,094)

Net increase	872,667	$ 9,003,987

Year ended 9/30/04:
Shares sold	6,327,433	$ 62,825,080

Shares issued in
connection with
reinvestment
of distributions	327,268	3,148,316

Shares
repurchased	(6,781,713)	(66,750,749)

Net decrease	(127,012)	$ (777,353)

CLASS C	Shares	Amount
Year ended 9/30/05:
Shares sold	2,386,654	$ 25,982,785

Shares issued in
connection with
reinvestment
of distributions	33,418	350,218

Shares
repurchased	(1,544,697)	(16,663,990)

Net increase	875,375	$ 9,669,013

Year ended 9/30/04:
Shares sold	1,769,846	$ 17,361,542

Shares issued in
connection with
reinvestment
of distributions	97,357	923,938

Shares
repurchased	(2,934,067)	(28,536,936)

Net decrease	(1,066,864)	$(10,251,456)

CLASS M	Shares	Amount
Year ended 9/30/05:
Shares sold	736,368	$8,062,121

Shares issued in
connection with
reinvestment
of distributions	20,890	222,266

Shares
repurchased	(777,590)	(8,567,787)

Net decrease	(20,332)	$(283,400)

Year ended 9/30/04:
Shares sold	711,236	$7,074,948

Shares issued in
connection with
reinvestment
of distributions	50,650	487,251

Shares
repurchased	(1,430,148)	(14,157,701)

Net decrease	(668,262)	$ (6,595,502)

CLASS R	Shares	Amount
Year ended 9/30/05:
Shares sold	144,883	$1,610,018

Shares issued in
connection with
reinvestment
of distributions	171	1,829

Shares
repurchased	(39,921)	(461,613)

Net increase	105,133	$1,150,234

Year ended 9/30/04:
Shares sold	3,528	$35,361

Shares issued in
connection with
reinvestment
of distributions	3	33

Shares
repurchased	(486)	(4,965)

Net increase	3,045	$30,429

CLASS Y	Shares	Amount
Year ended 9/30/05:
Shares sold	6,677,105	$75,087,442

Shares issued in
connection with
reinvestment
of distributions	575,684	6,246,177

Shares
repurchased	(24,040,983)	(268,546,580)

Net decrease	(16,788,194)	$(187,212,961)

Year ended 9/30/04:
Shares sold	9,815,391	$99,894,534

Shares issued in
connection with
reinvestment
of distributions	994,887	9,759,842

Shares
repurchased	(14,247,474)	(145,769,357)

Net decrease	(3,437,196)	$(36,114,981)

Balanced Portfolio

CLASS A	Shares	Amount
Year ended 9/30/05:
Shares sold	35,264,759	$374,197,272

Shares issued in
connection with
reinvestment
of distributions	1,074,127	11,539,776

Shares
repurchased	(30,362,276)	(322,386,443)

Net increase	5,976,610	$63,350,605

Year ended 9/30/04:
Shares sold	28,717,088	$283,546,606

Shares issued in
connection with
reinvestment
of distributions	2,563,080	24,970,293

Shares
repurchased	(64,537,305)	(637,139,229)

Net decrease	(33,257,137)	$(328,622,330)

CLASS B	Shares	Amount
Year ended 9/30/05:
Shares sold	8,915,288	$93,886,665

Shares issued in
connection with
reinvestment
of distributions	136,927	1,358,202

Shares
repurchased	(11,148,043)	(117,659,926)

Net decrease	(2,095,828)	$(22,415,059)

Year ended 9/30/04:
Shares sold	8,829,427	$86,457,847

Shares issued in
connection with
reinvestment
of distributions	536,658	5,178,184

Shares
repurchased	(9,973,385)	(97,133,792)

Net decrease	(607,300)	$(5,497,761)

CLASS C	Shares	Amount
Year ended 9/30/05:
Shares sold	2,839,609	$29,723,482

Shares issued in
connection with
reinvestment
of distributions	38,485	406,789

Shares
repurchased	(2,046,948)	(21,357,920)

Net increase	831,146	$8,772,351

Year ended 9/30/04:
Shares sold	1,947,656	$18,932,343

Shares issued in
connection with
reinvestment
of distributions	136,925	1,311,118

Shares
repurchased	(3,208,621)	(30,918,413)

Net decrease	(1,124,040)	$(10,674,952)

CLASS M	Shares	Amount
Year ended 9/30/05:
Shares sold	691,023	$7,299,010

Shares issued in
connection with
reinvestment
of distributions	20,438	219,084

Shares
repurchased	(895,308)	(9,481,236)

Net decrease	(183,847)	$(1,963,142)

Year ended 9/30/04:
Shares sold	746,904	$7,332,942

Shares issued in
connection with
reinvestment
of distributions	71,092	684,968

Shares
repurchased	(1,993,143)	(19,541,285)

Net decrease	(1,175,147)	$ (11,523,375)

CLASS R	Shares	Amount
Year ended 9/30/05:
Shares sold	128,611	$1,352,226

Shares issued in
connection with
reinvestment
of distributions	655	7,093

Shares
repurchased	(23,537)	(249,554)

Net increase	105,729	$1,109,765

Year ended 9/30/04:
Shares sold	4,379	$43,141

Shares issued in
connection with
reinvestment
of distributions	14	139

Shares
repurchased	(88)	(869)

Net increase	4,305	$42,411

CLASS Y	Shares	Amount
Year ended 9/30/05:
Shares sold	8,109,589	$86,387,008

Shares issued in
connection with
reinvestment
of distributions	548,888	5,889,099

Shares
repurchased	(20,800,093)	(222,522,893)

Net decrease	(12,141,616)	$(130,246,786)

Year ended 9/30/04:
Shares sold	12,812,409	$ 126,857,585

Shares issued in
connection with
reinvestment
of distributions	1,519,272	14,838,105

Shares
repurchased	(31,059,558)	(307,922,459)

Net decrease	(16,727,877)	$(166,226,769)

Conservative Portfolio

CLASS A	Shares	Amount
Year ended 9/30/05:
Shares sold	16,125,066	$ 147,395,094

Shares issued
in connection
with reinvestment
of distributions	1,120,174	10,225,525

Shares
repurchased	(43,423,690)	(398,601,132)

Net decrease	(26,178,450)	$(240,980,513)

Year ended 9/30/04:
Shares sold	19,221,777	$ 169,731,340

Shares issued in
connection with
reinvestment
of distributions	2,734,694	24,016,738

Shares
repurchased	(33,867,368)	(298,929,140)

Net decrease	(11,910,897)	$(105,181,062)

CLASS B	Shares	Amount
Year ended 9/30/05:
Shares sold	2,636,078	$23,937,866

Shares issued in
connection with
reinvestment
of distributions	173,812	1,578,627

Shares
repurchased	(4,613,620)	(41,910,836)

Net decrease	(1,803,730)	$(16,394,343)

Year ended 9/30/04:
Shares sold	3,465,982	$30,364,664

Shares issued in
connection with
reinvestment
of distributions	382,158	3,369,562

Shares
repurchased	(4,998,914)	(43,785,771)

Net decrease	(1,150,774)	$(10,051,545)

CLASS C	Shares	Amount
Year ended 9/30/05:
Shares sold	1,217,067	$11,075,530

Shares issued in
connection with
reinvestment
of distributions	54,153	491,186

Shares
repurchased	(1,151,602)	(10,433,398)

Net increase	119,618	$1,133,318

Year ended 9/30/04:
Shares sold	901,804	$7,891,525

Shares issued in
connection with
reinvestment
of distributions	116,153	1,010,466

Shares
repurchased	(1,455,676)	(12,753,162)

Net decrease	(437,719)	$(3,851,171)

CLASS M	Shares	Amount
Year ended 9/30/05:
Shares sold	375,572	$ 3,406,749

Shares issued in
connection with
reinvestment
of distributions	23,545	213,773

Shares
repurchased	(453,295)	(4,108,354)

Net decrease	(54,178)	$ (487,832)

Year ended 9/30/04:
Shares sold	406,846	$ 3,564,415

Shares issued in
connection with
reinvestment
of distributions	50,409	439,190

Shares
repurchased	(882,126)	(7,720,468)

Net decrease	(424,871)	$(3,716,863)

CLASS R	Shares	Amount
Year ended 9/30/05:
Shares sold	38,318	$353,481

Shares issued in
connection with
reinvestment
of distributions	497	4,600

Shares
repurchased	(4,676)	(43,398)

Net increase	34,139	$314,683

Year ended 9/30/04:
Shares sold	11,621	$102,236

Shares issued in
connection with
reinvestment
of distributions	71	629

Shares
repurchased	(358)	(3,203)

Net increase	11,334	$ 99,662

CLASS Y	Shares	Amount
Year ended 9/30/05:
Shares sold	35,606,421	$326,832,349

Shares issued in
connection with
reinvestment
of distributions	677,684	6,226,155

Shares
repurchased	(5,956,644)	(54,481,318)

Net increase	30,327,461	$278,577,186

Year ended 9/30/04:
Shares sold	4,643,776	$41,056,667

Shares issued in
connection with
reinvestment
of distributions	652,977	5,728,234

Shares
repurchased	(14,747,389)	(131,637,668)

Net decrease	(9,450,636)	$(84,852,767)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, each fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by each fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the funds in Putnam Prime Money Market Fund. For the year ended September 30, 2005, management fees paid were reduced by $149,132, $373,650 and $303,576 relating to the funds’ investment in Putnam Prime Money Market Fund (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). Income distributions earned by the funds are recorded as income in the statement of operations and totaled $2,529,690, $6,189,136 and $5,085,777 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for the year ended September 30, 2005. During the year ended September 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated as follows:

	Cost of	Cost of
	Purchases	Sales

Growth Portfolio	$680,740,419	$670,944,228

Balanced Portfolio	915,638,294	975,669,999

Conservative
Portfolio	758,436,986	744,335,954

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $134,884, $178,452 and $37,359 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) has been allocated for distribution to the funds pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the funds.

Note 7: Other matters

In connection with a review of compliance procedures and controls, Putnam Management discovered that in early January 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client’s investment in certain Putnam funds, which led to losses in the funds. Putnam made restitution of approximately $123,000, $141,000 and $27,000 (to Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on February 27, 2004. Putnam has also made a number of personnel changes, including senior managers, and has implemented changes in procedures. Putnam has informed the SEC, the funds’ Trustees and independent auditors. The SEC is investigating this matter.

Federal tax information (Unaudited)

The funds have designated 100.00%, 50.54% and 12.91% of the distributions from net investment income for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, as qualifying for the dividends received deduction for corporations.

For its tax year ended September 30, 2005, the funds hereby designate 100.00%, 80.83% and 18.42% or, in each case, the maximum amount allowable, for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, of net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Global Asset Allocation group for the year ended September 30, 2005. The other Putnam mutual funds in this group are Putnam Income Opportunities Fund, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Goldman Sachs, Deutsche Bank Securities, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 59% of the total brokerage commissions paid for the year ended September 30, 2005.

Commissions paid to the next 10 firms together represented approximately 24% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, First Albany Corporation, Jefferies & Co., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and SG Cowen.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest- ment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989
Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments
Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP
Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments
Beth S. Mazor (4/6/58)
Vice President
Since 2002
Senior Vice President, Putnam Investments
Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004
Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court
Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.
Richard S. Robie, III (3/30/60)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation
Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments
Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments
Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993
Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005
Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives
Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure
Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests
Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

*	The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund‡
Money Market Fund§
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.
† Closed to new investors.
‡ Formerly Putnam Intermediate U.S. Government Income Fund.
§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund
State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds -- three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds -- ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.
The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

**	Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson

George Putnam, III
W. Thomas Stephens
Richard B. Worley
Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President

James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Asset Allocation Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN060 228911 11/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the Trust by the Trust’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees		Tax Fees	All Other Fees
September 30, 2005	$279,662*	$-	$49,186	$2,964
September 30, 2004	$299,926*	$-	$55,847	$884

*: Includes fees of $ 2,435 and $ 3,868 billed by the Trust’s independent auditor to the Trust for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2005 and September 30, 2004, respectively. These fees were reimbursed to the Trust by Putnam.

For the fiscal years ended September 30, 2005 and September 30, 2004, the Trust’s independent auditors billed aggregate non-audit fees in the amounts of $ 239,897 and $188,991 respectively, to the Trust, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the Trust.

Audit Fees represents fees billed for the Trust’s last two fiscal years.

Audit-Related Fees represents fees billed in the Trust’s last two fiscal years for services traditionally performed by the Trust’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the Trust’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the Trust’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
September 30, 2005	$-	$-	$-	$-
September 30, 2004	$-	$-	$-	$-
Item 5. Audit Committee:
Not applicable
Item 6. Schedule of Investments:
Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment

Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/ Michael T. Healy Michael T. Healy Principal Accounting Officer Date: November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2005

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2005